As filed with the Securities and Exchange Commission on April 26, 2012

Registration No. 333-166664

811-07798

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☑

Post-Effective Amendment No. 5	☑

and
REGISTRATION STATEMENT UNDER	☑
THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 95	☑

NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I

(Exact Name of Registrant)

NEW YORK LIFE INSURANCE AND

ANNUITY CORPORATION

(Name of Depositor)

51 Madison Avenue, New York, New York 10010

(Address of Depositor’s Principal Executive Office)

Depositor’s Telephone Number: (212) 576-7000

Charles F. Furtado, Jr., Esq.

New York Life Insurance and Annuity Corporation

51 Madison Avenue

New York, New York 10010

(Name and Address of Agent for Service)

Copy to:

Stephen E. Roth, Esq.	Thomas F. English, Esq.
Sutherland Asbill & Brennan LLP	Senior Vice President
1275 Pennsylvania Avenue, NW	and Chief Insurance Counsel
Washington, DC 20004-2415	New York Life Insurance Company
51 Madison Avenue
New York, New York 10010

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485.

☑	on May 1, 2012 pursuant to paragraph (b) of Rule 485.

☐	60 days after filing pursuant to paragraph (a)(i) of Rule 485.

☐	on pursuant to paragraph (a)(i) of 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

New York Life Insurance and Annuity Corporation

New York Life Lifetime Wealth Variable Universal Life

Prospectus—May 1, 2012

A flexible premium life insurance contract offered to individuals under

NYLIAC Variable Universal Life Separate Account-I

Please use one of the following addresses for service requests:

Regular Mail	NYLIAC	Express Mail	NYLIAC
	Variable Products Service Center		Variable Products Service Center
	Madison Square Station		51 Madison Avenue
	P.O. Box 922		Room 251
	New York, NY 10159		New York, NY 10010

or call our toll-free number: 1-800-598-2019

You must send subsequent premium payments and loan repayments to us at:

Regular Mail	NYLIAC	Express Mail	NYLIAC, Suite 3021
	75 Remittance Drive, Suite 3021		c/o The Northern Trust Bank
	Chicago, IL 60675-3021		350 North Orleans Street
Receipt & Dispatch, 8th Floor
Chicago, IL 60654

This prospectus describes an individual flexible premium variable universal life insurance policy issued by New York Life Insurance and Annuity Corporation (“NYLIAC.”) The New York Life Lifetime Wealth Variable Universal Life insurance policy insures one person and pays a death benefit upon that person’s death. In this prospectus, the words “we,” “our” or “us” refer to NYLIAC and the words “you” or “your” refer to the policyowner.

If you already own a life insurance policy, it may not be to your advantage to replace your policy with the policy described in this prospectus. And, it may not be to your advantage to borrow money to purchase this policy or to take withdrawals from another policy you own to make premium payments under this policy.

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board, or any other agency.

This life insurance policy is not considered an offering in any jurisdiction where such an offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this prospectus and the Statement of Additional Information (“SAI”) other than as contained in these materials or any attached supplements to them, or in any supplemental sales material we authorize.

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The New York Life Lifetime Wealth Variable Universal Life Prospectus and Statement of Additional Information are posted on our corporate website, www.newyorklife.com.

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SUMMARY OF BENEFITS AND RISKS

The following is a brief summary of certain features of New York Life Lifetime Wealth Variable Universal Life (“LWVUL”) insurance policy. Many benefits of LWVUL have a corresponding risk, and both benefits and risks should be considered before you purchase a policy. More complete and detailed information about these features is provided later in this prospectus and in the SAI.

Benefits

Protection

The policy offers you the protection of permanent life insurance that can, over time, become a valuable asset.

This policy provides permanent life insurance coverage with the potential for tax-deferred Cash Value (as defined below) accumulation. Your premium payments, less any applicable charges, are added to the Investment Divisions, the Fixed Account and/or the DCA Plus Account according to your instructions. The Cash Value of the policy is based on:

•	the amount in and performance of each Investment Division of the Separate Account;

•	the amount in and rate of interest credited to the Fixed Account and/or the DCA Plus Account; and

•	the charges we deduct.

With the policy, you have the potential for higher rates of return and Cash Value accumulation than with a fixed rate life insurance policy. For an illustration of policy values that takes into account different hypothetical rates of return and charge levels for a representative insured, see Appendix—Illustrations.

Flexible Premiums

Policy premium payments are flexible; you can select the time and amount of premium you pay, within limits. Other than the required initial minimum premium payment, premium payments can vary depending on individual policy specifics (age, gender, coverage amount, underwriting classification). Since the potential Cash Value growth can be used to supplement retirement income, this policy is designed to offer the best potential benefit when funded for at least ten years at or near the guideline annual premium. As long as the Cash Surrender Value is sufficient to cover the policy’s monthly deductions, you can increase, decrease, or stop making payments to meet your changing needs. See “Definitions” for an explanation of Cash Surrender Value.

Ten-Year No-Lapse Guarantee

The policy offers a no-lapse guarantee. This ensures that your policy will remain in effect during the first ten Policy Years (the “guarantee period”), provided that your policy premium payments satisfy the minimum premium test. See “Termination and Reinstatement—No-Lapse Guarantee” for information on premiums required to pass the test. This benefit prevents your policy from lapsing for ten years, regardless of your account performance. The guarantee period will end before the tenth policy anniversary if your premium payments do not pass the minimum monthly premium test. In the one hundred and twenty-first month, if there is insufficient Cash Surrender Value to cover the current and any deferred monthly charges, you will be sent a notice of payment due. If that notice is not paid, the policy will lapse.

Liquidity through Loans

The policy allows you to access your policy’s Cash Value through loans. Your policy value will be used as collateral to secure any policy loan. You can borrow an amount up to the loan value of your policy. The loan value of your policy is discussed more fully in the section below entitled “Loans.”

Liquidity through Partial Surrenders

You can also request a partial surrender from your policy for an amount up to the Cash Surrender Value of your policy. Partial surrenders will reduce the policy’s Cash Value and the Alternative Cash Value and can reduce your Life Insurance Benefit. We will not allow a partial surrender for an amount that would cause the

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policy to fall below its minimum Face Amount. Partial surrenders can result in a taxable event. Also note that certain partial surrenders requests must be made in writing and sent to NYLIAC’s Variable Products Service Center (“VPSC”) at one of the addresses listed on the first page of this prospectus. (See “Surrenders—Partial Surrenders—Requesting a Partial Surrender.”)

Alternative Cash Surrender Value

This policy can be surrendered within the first ten years for the Alternative Cash Surrender Value. (See “Definitions” for an explanation of Alternative Cash Surrender Value). The Alternative Cash Surrender Value equals the Cash Surrender Value plus the ACSV Benefit.

Investment Division Options

This policy offers you a choice of investment options, including 65 Investment Divisions (64 of which are available to all policyowners), the Fixed Account and the DCA Plus Account. You can choose a maximum of 21 investment options for the allocation of net premium payments or for the transfer of Cash Value from among the available Investment Divisions, the Fixed Account, and/or the DCA Plus Account. Transfers among the Investment Divisions can be made tax-free, within the limits described in this prospectus. You can change the Investment Divisions in which you invest throughout the life of the policy.

Change the Amount of Coverage

With the policy, you are able to increase or decrease the policy’s Face Amount. In order to request a decrease of the policy’s Face Amount, you must send a written request, in a form acceptable to us, to VPSC at one of the addresses listed on the first page of this prospectus. (See “Policy Payment Information—Changing the Face Amount of Your Policy”.) You may request an increase of the policy’s Face Amount by contacting your registered representative or by submitting a written request, in a form acceptable to us, to VPSC at one of the addresses listed on the first page of this prospectus. Any increase to the policy’s Face Amount is subject to underwriting and our approval, except those applied for under the Pre-Approved Increase Rider. (See “Description of the Policy—Additional Benefits Through Riders and Options— Pre-Approved Increase Rider” for details.) Contestability and suicide provisions will apply to any increased portion of coverage that is underwritten beginning on the effective date of the increase. Increases in the Face Amount will also result in additional cost of insurance charges and a new seven-year testing period for modified endowment contract status. Increases may result in an increase to the Target Premium. We can limit any increase in the Face Amount of your policy. No increases to Face Amount will be allowed in the first policy year or if the insured is older than 80. Under certain circumstances, it may be advantageous to purchase additional term insurance rather than increasing the Face Amount of your policy.

You also have the opportunity to apply for additional Face Amount increases without underwriting, subject to our recommendation, during the first 20 Policy Years (except the first) or until the Insured is 65 years old, whichever is earlier, if you have elected the Pre-Approved Increase Rider. (See “Description of the Policy—Additional Benefits Through Riders and Options — Pre-Approved Increase Rider” for details.)

Three Life Insurance Benefit Options

The policy offers different Life Insurance Benefit options that allow you to select the insurance plan that best meets your needs. These options allow you to determine how the Life Insurance Benefit will be calculated.

•	Option 1—a level benefit equal to your policy’s Face Amount.

•	Option 2—a benefit that varies and equals the sum of your policy’s Face Amount and Cash Value.

•	Option 3—a benefit that varies and equals the sum of your policy’s Face Amount and the Adjusted Total Premium.

Tax law provisions relating to “employer-owned life insurance contracts” may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the Policy in order to ensure that such Benefit may be received on a tax-free basis.

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See the discussion under “Federal Income Tax Considerations—IRC Section 101(j)—Impact on Employer-Owned Policies” for more information.

Automated Investment Features

There are four administrative features available to help you manage the policy’s Cash Value and to adjust the investment allocation to suit changing needs. These features are: Automatic Asset Reallocation, Dollar Cost Averaging, Expense Allocation, and Interest Sweep.

Dollar Cost Averaging Plus

At policy issue, you may elect Dollar Cost Averaging Plus (“DCA Plus Account”) which allows you to set up dollar cost averaging using the DCA Plus Account when a premium payment during the first policy year is made.

Optional Riders

The policy offers additional insurance coverage and other benefits through several optional riders. Certain riders have costs associated with them.

A Highly-Rated Company

New York Life Insurance and Annuity Corporation (“NYLIAC”) is a subsidiary of New York Life Insurance Company (“NYLIC”). NYLIC has more than 160 years of experience in the offering of insurance products. NYLIAC is a highly-rated insurer. Ratings reflect only NYLIAC’s General Account, are applicable to the Fixed Account and DCA Plus Account, and are not applicable to the Investment Divisions, which are not guaranteed. NYLIAC’s obligations under the policy are subject to its claims-paying ability, and are not backed or guaranteed by NYLIC.

Risks

Investment Risk

While a variable policy has the potential for a higher rate of return than with a fixed rate policy, investment returns on the assets in the Separate Account may decline in value, and you can lose principal. Each Investment Division has its own investment objectives and investment strategy. We do not guarantee the investment performance of the Investment Divisions, which involve varying degrees of risk. Your premium and Cash Value allocation choices (including those made on your behalf by the Investment Adviser) should be consistent with your personal investment objective and your risk tolerance. You bear all the investment risk for your allocation choices. The policy is designed to be long-term life insurance coverage. It is not suitable as a short-term investment.

Risk of Lapse (especially on minimally-funded policies)

Your policy can lapse even if you pay all of the planned premiums on time. When a policy lapses, it has no value, and no benefits are paid upon the death of the insured. Your policy involves risks, including the potential risk of loss of the principal invested. Note that termination and lapse have the same meaning and effect throughout this prospectus.

A policy that has a Cash Surrender Value just sufficient to cover monthly deductions and charges, or that is otherwise minimally funded, is more likely to be unable to maintain its Cash Surrender Value due to market fluctuation and other performance related risks. To continue to keep your policy in force when the no-lapse guarantee period ends, premium payments significantly higher than the premium necessary to maintain the no-lapse guarantee benefit may be required. In addition, by paying only the minimum required monthly premium for the no lapse guarantee, you may forego the opportunity to build up significant Cash Value in the policy. When determining the amount of your initial premium payments, you should consider funding your policy at a level that has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations.

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Potential for Increased Charges

The actual charges deducted are current charges on your policy. However, we have the right to increase those charges at any time up to the amount shown in your policy as the guaranteed maximum charges. In addition, we may increase the amount we deduct as a federal or state premium tax charge to reflect changes in tax law. Actual charges will never exceed the stated guaranteed charges. (See “Table of Fees and Expenses” for more information.)

Risk of Lapse from Policy Loans

The larger the loan becomes relative to the policy’s Cash Surrender Value, the greater the risk that the policy’s remaining Cash Surrender Value will not be sufficient to support the policy’s charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing. Any loan interest due on a policy anniversary that you do not pay will be charged against the policy as an additional loan.

A loan, repaid or not, has a permanent effect on your Cash Value. The effect could be favorable, if the Investment Divisions earn less than the interest rate credited on the loan amount in the Fixed Account, or unfavorable, if the Investment Divisions earn more. The longer a loan is outstanding, the greater the effect on your Cash Value. If it is not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be paid.

Unless your policy qualifies as a modified endowment contract, policy loans are not taxable. However, if loans taken, including unpaid loan interest, exceed the premiums paid, a policy surrender or lapse will result in a taxable event for you. If a policy is a modified endowment contract, a loan may result in taxable income and penalty taxes to you.

Tax Risks

The section of this prospectus entitled “Federal Income Tax Considerations” describes a number of tax issues that may arise in connection with the policy. These risks include: (1) the possibility that the Internal Revenue Service (“IRS”) may interpret the rules that apply to variable life insurance contracts in a manner that could result in your being treated as the owner of your policy’s pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as life insurance for tax purposes; (3) the possibility that, as a result of policy transactions, including the payment of premiums or increases or decreases in policy benefits, the policy may be treated as a modified endowment contract for federal income tax purposes, with special rules that apply to policy distributions, including loans; (4) in general, the possibility that the policy may not qualify as life insurance under the federal tax law after the insured becomes age 95 and that the owner may be subject to adverse tax consequences at that time; (5) whether and to what extent the Life Insurance Benefit may be received on a tax-free basis in the case of employer-owned life insurance contracts; (6) the possibility that the IRS may treat a loan as a taxable distribution, if there is no spread, or a very small spread between the interest rate charged on the loan and the interest rate credited on the loaned amount; and (7) the potential that corporate ownership of a policy may affect the owner’s exposure to the corporate alternative minimum tax.

Portfolio Risks

A discussion of the risks of allocating Cash Value to each of the Investment Divisions can be found in the corresponding Fund’s prospectus.

Potentially Harmful Transfer Activity

This policy is not designed as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners. We have limitations and restrictions on transfer activity (see “Description of the Policy—Limits on Transfers” for more information). We cannot guarantee that these limitations and restrictions will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. Potentially

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harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

•	portfolio management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective

•	increased administrative and Fund brokerage expenses

•	dilution of the interests of long-term investors.

An underlying Fund portfolio may reject any order from us if it suspects potentially harmful transfer activity, thereby preventing us from implementing your request for a transfer. (See “Description of the Policy—Limits on Transfers” for more information on the risks of frequent trading.)

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TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy. The first table describes the fees and expenses that you will pay when you make a premium payment, surrender the policy, or transfer Cash Value between investment options.

TRANSACTION FEES

Charge	When Charge Is Deducted	Amount Deducted

Sales Expense Charge for premiums paid up to the Target Premium 1	When premium payment is applied	Guaranteed maximum: 4.75% of premiums paid Current: 0.00% of premiums paid

Sales Expense Charge for premiums paid over the Target Premium 1 and up to Target Premium 2	When premium payment is applied	Guaranteed maximum: 8.75% of premiums paid[1] Current: 8.75% of premiums paid[2]

Sales Expense Charge for premiums paid over Target Premium 2	When premium payment is applied	Guaranteed maximum: 8.75% of premiums paid[1] Current: 8.75% of premiums paid[2]

Tax Charges: State Premium Tax Charge Federal Tax Charge Non-Qualified Policy	When premium payment is applied	All taxes may vary over time. Guaranteed maximums are subject to tax law changes. Current: 2% of premiums paid Current: 1.25% of premiums paid

Surrender Charges • Partial Surrender Fee	At time of partial surrender	Guaranteed maximum: $25[3] Current: $0

Transfer Charge	At time of transfer	Guaranteed maximum: $30 per transfer after 12 transfers in a Policy Year may be imposed Current: $0

Guaranteed Minimum Accumulation Benefit (GMAB) Cancellation Fee	When you cancel the GMAB Rider	Guaranteed maximum: 2% of the Adjusted GMAB Account Value

1	Guaranteed sales expense charges for premiums paid over Target Premium 1 and up to Target Premium 2 and for premiums paid over Target Premium 2 are both reduced to 1.75% in Policy Years 8 and beyond.
2	Current sales expense charge for premiums paid over Target Premium 1 and up to Target Premium 2 and for premiums paid over Target Premium 2 are both reduced to 0.00% in Policy Years 8 and beyond.
3	A partial surrender fee is not charged upon a full surrender of the policy.

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The table below describes the fees and expenses that you will pay periodically during the time that you own the policy, excluding the Fund’s fees and expenses.

PERIODIC CHARGES OTHER THAN FUNDS’ OPERATING EXPENSES

Charge	When Charge Is Deducted	Amount Deducted
Monthly Contract Charge	Monthly to Age 95	Guaranteed Maximum $15 per month Current: $15 per month[1]
Cost of Insurance Charge[2]	Monthly to Age 95

Guaranteed Maximum: $83.33 per month per $1000 of Net Amount at Risk[3]

Guaranteed Minimum: $0.02 per month per $1000 of Net Amount of Risk

Guaranteed Initial Charge for a Male, Age 40, preferred rating:

$0.12 per month per $1000 of Net Amount of Risk for $250,000 Face Amount

Mortality & Expense Risk Charge	Each Monthly Deduction Day	Guaranteed Maximum: Annual Rate of 0.75% of Separate Account Value Current:

Separate Account Value	Years 1-5	Years 6-10	Years 11-20	Years 21-30	Years 31-35	Years 36+
< $50,000	0.75%	0.75%	0.70%	0.65%	0.60%	0.60%
$50,000–$149,999	0.75%	0.70%	0.60%	0.60%	0.55%	0.55%
$150,000–$249,999	0.75%	0.60%	0.50%	0.40%	0.40%	0.40%
$250,000–349,999	0.75%	0.60%	0.45%	0.40%	0.30%	0.30%
$350,000–$499,999	0.75%	0.55%	0.40%	0.35%	0.30%	0.25%
$500,000 or greater	0.75%	0.50%	0.35%	0.35%	0.25%	0.25%

Per Thousand Face Amount Charge[2]	Monthly to Age 95

Guaranteed Maximum: $1.4883 per $1000 of Face Amount[4]

Guaranteed Minimum: $0.0229 per $1000 of Face Amount

Guaranteed Initial Charge for a Male Age 40, preferred rating: $0.1136 per $1000 of Face Amount for $250,000 Face Amount

(Initial Charge is based on the issue age, gender, class of risk and Face Amount at issue

Monthly Asset Allocation Access Charge	Monthly while Advisory Services are in effect	Guaranteed Maximum: Annual Rate of 0.75% of the Separate Account Value Current: Annual Rate of 0.50% of the Separate Account Value
Loan Interest	Monthly (while loan balance is outstanding)	Guaranteed 6% annually of the loan balance Current 3% annually of the loan balance[5]
Riders • Pre-Approved Increase Rider	N/A	No Charge
• Guaranteed Minimum Death Benefit Rider[6]	Monthly until rider expires	$0.01 per $1000 of Face Amount coverages of policy and riders[7]
• Life Extension Benefit Rider[2]	Monthly beginning at age 85	Maximum: 88% of the cost of insurance Minimum: 2% of the cost of insurance Representative Insured: (Male, Age 40, preferred rating) 56% of the cost of insurance

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Charge	When Charge Is Deducted	Amount Deducted

• Spouse’s Paid-Up Insurance Purchase Option	N/A	No Charge
• Monthly Deduction Waiver Rider	Monthly until rider expires	Maximum: 77% of monthly charges Minimum: 8% of monthly charges Representative insured: (Male, Age 40, Preferred) 11% of monthly charges for the first policy year.
• Living Benefits Rider	When you exercise the benefit	$150 (one time)
• Overloan Protection Rider	When you exercise the benefit	Percentage of Policy Cash Value that varies by Attained Age of insured (one time)
• Accidental Death Benefit Rider	Monthly until rider expires	Maximum: $0.15 per $1000 of Face Amount Minimum: $0.05 per $1000 of Face Amount Representative Insured: (Male, Age 45, Preferred) $0.06 per $1000 of Face Amount
• Children’s Insurance Rider	Monthly until rider expires	$0.45 per $1000 of Face Amount
• Term Insurance on Other Covered Insured Rider	Monthly until rider expires	Guaranteed maximum: $83.33 per $1000 of Face Amount Guaranteed minimum: $0.02 per $1000 of Face Amount Representative Insured: (Male, Age 45, Preferred) $0.12 per $1000 of Face Amount
• Insurance Exchange Rider	Monthly until rider expires	A one-time payment may be required upon exercise, depending upon the Cash Surrender Value of the existing and new policies at the time of exchange.
• Guaranteed Minimum Accumulation Benefit (GMAB) Rider	Monthly until rider expires	Guaranteed Maximum: Annual Rate of 1.50% of the Adjusted GMAB Account Value
• Waiver of Specified Premium (WSP) Rider	Monthly until rider expires	Maximum: $217.50 per $1000 of WSP Amount Minimum: $26.00 per $1000 of WSP Amount Representative Insured: (Male, Age 34, Preferred) $47.40 per $1000 of WSP Amount

1	Current monthly contract charges are reduced to $10 in Policy Years 11 and beyond.
2	This cost varies based on characteristics of the Insured and Face Amount. The charge shown may not be representative of the charge you will pay. To obtain more information about particular cost of insurance and other charges as they apply to your policy, please contact your Registered Representative.
3	“Net Amount at Risk” is equal to the Life Insurance Benefit minus the policy’s Cash Value. See “Charges Associated with the Policy— Deductions from Cash Value— Charge for Cost of Insurance Protection” and “Policy Payment Information—Life Insurance Benefit Options” for more information. The cost of insurance shown here does not reflect any applicable flat extra charge, which may be imposed based on our underwriting.
4	Charges of 0.95% are for all Policy Years for insureds rated select preferred and preferred. Current per thousand Face Amount charges for insureds rated select preferred and preferred are 0.45% in Policy Years 1-10 and are reduced to 0.25% in Policy Years 11-20 and to 0.00% in Policy Years 21 and beyond. Guaranteed per thousand Face Amount charges for insureds rated non-smoker, select standard or standard are 1.25% in all Policy Years. Current per thousand Face Amount charges for insureds rated non-smoker are 0.70% in Policy Years 1-10, 0.25% in Policy Years 11-20 and 0.00% in Policy Years 21 and beyond. Current per thousand Face Amount charges for insureds rated select standard or standard are 0.70% in Policy Years 1-10, 0.35% in Policy Years 11-20 and 0.00% in Policy Years 21 and beyond.
5	The current loan interest rate is reduced to 2.00% annually in Policy Years 21 and beyond. For policies issued before May 1, 2012, the current loan interest rate is 4.00% in Policy Years 1—20 and is reduced to 3.00% in Policy Years 21 and beyond.
6	This rider is not available under Death Benefit Option 3.
7	In addition to the charge listed above, you must make certain premium payments—the monthly Guaranteed Minimum Death Benefit (GMDB) premium—into your policy to keep the rider in force. The amount of the monthly GMDB premium varies by policy and is listed on your Policy Data Page and is subject to change if you modify your policy or attached riders. We perform a GMDB premium test monthly to determine if you have made enough cumulative premium payments to keep the rider in effect. For further information on the monthly GMDB premium, see “Additional Information about the Operation of the Policies—Additional Benefits Through Riders and Options—Guaranteed Minimum Death Benefit Rider (GMDB)” in the SAI.

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The next table shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2011. Fund expenses may be higher or lower in the future. More information concerning each underlying Fund’s fees and expenses is contained in the prospectus for each Fund.

Funds’ Annual Operating Expenses (expenses that are deducted from Fund assets)1

	Minimum	Maximum
Total Annual Fund Companies’ Operating Expenses[2]	0.10%	5.51%

(1)	Expressed as a percentage of average net assets for the fiscal year ended December 31, 2011. This information is provided by the Funds and their agents. The information is based on 2011 expenses. We have not verified the accuracy of this information.
(2)	Expenses that are deducted from Fund Company assets, including management fees, distribution (12b-1) fees, service fees, and other expenses.

Annual Portfolio Company Operating Expenses(#)

Fund	Management Fees	Distribution (12b-1) Fees	Other Expenses	Underlying Portfolio Fees and Expenses	Total Fund Annual Expense
MainStay VP Conservative Allocation — Initial Class	0.00%	0.00%	0.04%	0.80%	0.84%
MainStay VP Moderate Allocation — Initial Class	0.00%	0.00%	0.04%	0.91%	0.95%
MainStay VP Moderate Growth Allocation — Initial Class	0.00%	0.00%	0.04%	0.99%	1.03%

Please refer to the applicable fund prospectus for additional information.

#	Shown as a percentage of average net assets for the fiscal year ended December 31, 2011, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2011 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.

Fund	Management Fees	Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expense(#)
MainStay VP Balanced — Initial Class	0.75%	0.00%	0.09%(a)	0.84%
MainStay VP Bond — Initial Class	0.49%	0.00%	0.05%	0.54%
MainStay VP Cash Management	0.43%	0.00%	0.04%	0.47%
MainStay VP Convertible — Initial Class	0.60%	0.00%	0.05%	0.65%
MainStay VP DFA/DuPont Capital Emerging Markets Equity — Initial Class	1.20%(b)	0.00%	0.17%	1.37%(c)
MainStay VP Eagle Small Cap Growth — Initial Class	0.81%(d)	0.00%	0.08%	0.89%(e)
MainStay VP Flexible Bond Opportunities — Initial Class	0.60%	0.00%	0.18%	0.78%
MainStay VP Floating Rate — Initial Class	0.60%	0.00%	0.05%	0.65%
MainStay VP Government — Initial Class	0.50%	0.00%	0.05%	0.55%
MainStay VP High Yield Corporate Bond — Initial Class	0.56%	0.00%	0.04%	0.60%
MainStay VP ICAP Select Equity — Initial Class	0.76%	0.00%	0.04%	0.80%
MainStay VP Income Builder — Initial Class	0.57%	0.00%	0.08%	0.65%
MainStay VP International Equity — Initial Class	0.89%	0.00%	0.06%	0.95%
MainStay VP Janus Balanced — Initial Class	0.55%(f)	0.00%	0.05%	0.60%(g)
MainStay VP Large Cap Growth — Initial Class	0.75%	0.00%	0.05%	0.80%
MainStay VP MFS® Utilities — Initial Class	0.73%(h)	0.00%	0.05%	0.78%(i)
MainStay VP PIMCO Real Return — Initial Class	0.50%	0.00%	0.13%	0.63%(j)
MainStay VP T. Rowe Price Equity Income — Initial Class	0.80%(k)	0.00%	0.05%	0.85%(l)
MainStay VP Van Eck Global Hard Assets — Initial Class	0.89%(m)	0.00%	0.07%	0.96%(n)
Alger Capital Appreciation Portfolio — Class I-2 Shares	0.81%	0.00%	0.16%	0.97%)
AllianceBernstein® VPS International Value Portfolio*	0.75%	0.00%	0.07%	0.82%
American Century VP Inflation Protection — Class II	0.47%	0.25%	0.01%	0.73%
BlackRock® Global Allocation V.I. Fund — Class III Shares	0.64%	0.25%	0.28%(o)	1.17%

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Fund	Management Fees		Distribution (12b-1) Fees(§)		Other Expenses		Total Fund Annual Expense(#)
Columbia Small Cap Value Fund — Class 2 Shares	0.87	%(p)	0.25%		0.14	%(q)	1.26	%(r)
Delaware VIP Diversified Income Series — Standard Class	0.59%		0.00%		0.09%		0.68%
Delaware VIP Emerging Markets Series — Standard Class	1.24%		0.00%		0.15%		1.39%
Delaware VIP International Value Equity Series — Standard Class	0.85%		0.00%		0.23%		1.08%
Delaware VIP Value Series — Standard Class	0.65%		0.00%		0.08%		0.73%
Delaware VIP Small Cap Value Series — Standard Class	0.73%		0.00%		0.08%		0.81%
DFA VA Global Bond Portfolio	0.24%		0.00%		0.05%		0.29	%(s)
DFA VA International Small Portfolio	0.50%		0.00%		0.12%		0.62	%(t)
DFA VA International Value Portfolio	0.40%		0.00%		0.09%		0.49	%(u)
DFA VA Short-Term Fixed Portfolio	0.25%		0.00%		0.04%		0.29	%(v)
DFA VA U.S. Large Value Portfolio	0.25%		0.00%		0.04%		0.29	%(w)
DFA VA U.S. Targeted Value Portfolio	0.35%		0.00%		0.05%		0.40	%(x)
DWS Small Cap Index VIP — Class A Shares	0.35%		0.00%		0.22	%(y)	0.57	%(z)
Fidelity® VIP Contrafund®— Initial Class	0.56%		0.00%		0.09%		0.65%
Fidelity® VIP Equity Income — Initial Class	0.46%		0.00%		0.10%		0.56%
Fidelity® VIP Index 500 — Initial Class	0.045%		0.00%		0.055%		0.10%
Fidelity® Investment Grade Bond — Initial Class	0.32%		0.00%		0.11%		0.43%
Fidelity® VIP Mid Cap — Initial Class	0.56%		0.00%		0.10%		0.66%
Fidelity® VIP Overseas — Initial Class	0.71%		0.00%		0.14%		0.85%
Invesco V.I. Global Real Estate Fund — Series I Shares	0.75%		0.00%		0.39%		1.14	%(aa)
Invesco V.I. International Growth Fund — Series I Shares	0.71%		0.00%		0.32%		1.03%
Invesco Van Kampen V.I. Mid Cap Value Fund — Series I Shares(ii)	0.72%		0.00%		0.25%		0.97%
Janus Aspen Enterprise Portfolio — Institutional Shares	0.64%		0.00%		0.05%		0.69%
Janus Aspen Forty Portfolio — Institutional Shares	0.64%		0.00%		0.07%		0.71%
LVIP Baron Growth Opportunities Fund — Service Class	1.00%		0.25%		0.08%		1.33	%(bb)
MFS® New Discovery Series — Initial Class	0.90%		0.00%		0.08%		0.98%
MFS® Research Bond Series — Initial Class	0.50%		0.00%		0.07%		0.57%
MFS® Value Series — Initial Class	0.74%		0.00%		0.06%		0.80%
MFS® International Value Portfolio — Initial Class	0.90%		0.00%		0.11%		1.01%
Neuberger Berman AMT Mid-Cap Growth — Class I	0.85%		0.00%		0.16%		1.01%
PIMCO Total Return Portfolio — Administrative Class Shares	0.50%		0.15	%(cc)	0.00%		0.65%
T. Rowe Rice Blue Chip Growth Portfolio	0.85%		0.00%		0.00%		0.85%
T. Rowe Price International Stock Portfolio	1.05%		0.00%		0.00%		1.05%
T. Rowe Price Limited-Term Bond Portfolio	0.70%		0.00%		0.05	%(dd)	0.75%
T. Rowe Price New American Growth Portfolio	0.85%		0.00%		0.00%		0.85%
The Merger Fund VL	1.25%		0.00%		2.21	%(ee)	3.46	%(ff)
UIF U.S. Real Estate Portfolio — Class I	0.80%		0.00%		0.29%		1.09%
Van Eck Multi-Manager Alternatives Fund	2.50%		0.00%		3.01	%(gg)	5.51	%(hh)
Victory VIF Diversified Stock Fund — Class A Shares	0.30%		0.25%		0.71%		1.26%

Please refer to the applicable fund prospectus for additional information.

Management Fees may include Advisor and/or Administration Fees.

*	No premiums or transfers will be credited into this Investment Division after April 30, 2012. Policyowners who remove any Cash Value allocations from this Investment Division will not be permitted to re-invest in this Investment Division.
#	Shown as a percentage of average net assets for the fiscal year ended December 31, 2011, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2011 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.
§	Because the distribution (12b-1) fee charge is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.
(a)	Includes Acquired (Underlying) Portfolio/Fund Fees and Expenses of 0.01%.

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(b)	The management fee is 1.20% on all assets. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed: 1.20% on assets up to $1 billion; and 1.19% on assets over $1 billion. This agreement will remain in effect until May 1, 2013, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.
(c)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Fund Annual Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 1.60% of the average daily net assets of Initial Class shares. This agreement will remain in effect until May 1, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.
(d)	The management fee is 0.81% on all assets. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed: 0.81% on assets up to $1 billion; and 0.785% on assets over $1 billion. This agreement will remain in effect until May 1, 2013, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.
(e)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Fund Annual Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 0.95% of the average daily net assets of Initial Class shares. This agreement will remain in effect until May 1, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.
(f)	The management fee is 0.55% on all assets. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed: 0.55% on assets up to $1 billion; and 0.525% on assets over $1 billion. This agreement will remain in effect until May 1, 2013, and shall renew automatically for one year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.
(g)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Fund Annual Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 0.58% of the average daily net assets of Initial Class shares. This agreement will remain in effect until May 1, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.
(h)	The management fee is 0.73% on all assets. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed: 0.73% on assets up to $1 billion; and 0.70% on assets over $1 billion. This agreement will remain in effect until May 1, 2013, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.
(i)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Fund Annual Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 0.81% of the average daily net assets of Initial Class. This agreement will remain in effect until May 1, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.
(j)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Fund Annual Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 0.66% of the average daily net assets of Initial Class shares. This agreement expires on May 1, 2014, and may not be amended or terminated prior to that date.
(k)	The management fee is as follows: 0.80% on assets up to $500 million; and 0.775% on assets in excess of $500 million. New York Life Investments has contractually agreed to waive its management fee to 0.75% on assets up to $500 million; and 0.725% on assets in excess of $500 million. This agreement will remain in effect until May 1, 2013, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.
(l)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Fund Annual Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 0.85% of the average daily net assets of Initial Class shares. This agreement will remain in effect until May 1, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.
(m)	The management fee is 0.89% on all assets. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed: 0.89% on assets up to $1 billion; and 0.88% on assets over $1 billion. This agreement will remain in effect until May 1, 2013, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.
(n)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Fund Annual Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 0.97% of the average daily net assets of Initial Class shares. This agreement will remain in effect until May 1, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.
(o)	Includes Acquired Fund Fees & Expenses of 0.02%.
(p)	Management fees have been restated to reflect contractual changes to the investment advisory and/or administration fee rates.
(q)	Other expenses have been restated to reflect contractual changes to the transfer agency fees paid. “Other Expenses” include 0.02% Acquired Fund Fees.
(r)	Columbia Management Investment Advisors, LLC (the Adviser) has contractually agreed to bear through April 30, 2013 a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 1.03% of the Fund's average daily net assets attributable to Class 2 shares.
(s)	Shown as a percentage of average net assets for the fiscal year ended October 31, 2011.
(t)	Shown as a percentage of average net assets for the fiscal year ended October 31, 2011.
(u)	Shown as a percentage of average net assets for the fiscal year ended October 31, 2011.
(v)	Shown as a percentage of average net assets for the fiscal year ended October 31, 2011.
(w)	Shown as a percentage of average net assets for the fiscal year ended October 31, 2011.
(x)	Shown as a percentage of average net assets for the fiscal year ended October 31, 2011.
(y)	Includes Underlying Portfolio Expenses of 0.05%.
(z)	Through April 30, 2013, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating expenses at ratios no higher than 0.50% for Class A and 0.75% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired funds (underlying funds) fees and expenses. The agreement may only be terminated with the consent of the fund's Board.
(aa)

The Adviser has contractually agreed, through at least April 30, 2013, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding certain items discussed below) of Series I shares to 1.30% of average daily net assets. In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; (v) expenses that the Fund has incurred but did not actually pay because of an

14

expense offset arrangement. Unless the Board of Trustees and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2013.
(bb)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses exceed 1.29% of the average daily net assets for the Service Class of the Fund. The agreement will continue at least through April 30, 2013 and cannot be terminated before that date without the mutual agreement of the Trust’s board of trustees and the adviser.
(cc)	The fees designated as “12b-1 fees” II reflect “Service Fees.”
(dd)	Includes Acquired Fund Fees of 0.05%.
(ee)	Includes Acquired Portfolio Fees and Expenses of 0.02%.
(ff)	The Adviser has contractually agreed to absorb expenses of the Fund and/or waive fees due to the Adviser in order to ensure that total Fund operating expenses, excluding interest expense and dividends on securities sold short, on an annual basis do not exceed 1.40%. This contract expires July 1, 2013, but may be annually renewed by mutual agreement thereafter. The Adviser may recapture some or all of the amounts it waives or absorbs on behalf of the Fund over a period of three years if it is able to do so without causing Fund operating expenses, excluding interest expense and dividends on securities sold short, to exceed the 1.40% cap. The Adviser does not subsidize acquired fund fees and expenses.
(gg)	Includes Acquired Expenses of 0.59%.
(hh)	For the period May 1, 2012 until May 1, 2013, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding interest, dividends paid on securities sold short, trading expenses, taxes and extraordinary expenses) to the extent Total Annual Fund Operating Expenses exceed 2.15% of average daily net assets. The agreement to limit the Total Annual Fund Operating Expenses is limited to the Fund’s direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the Fund through its investments in underlying funds.
(ii)	Effective July 15, 2012, the Fund will be renamed Invesco Van Kampen V.I. American Value Fund.

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DEFINITIONS

AAR: The Automatic Asset Reallocation arrangement offered in connection with your policy.

Adjusted Total Premium: The total premiums paid minus any partial surrenders. This amount will never be less than zero. This is used in the calculation of Life Insurance Benefit Option 3.

Alternative Cash Surrender Value (“ACSV”): The Cash Surrender Value of the policy plus the value of the ACSV Benefit on the date we receive your request for surrender. For a period of ten years from the Policy Date, while the Insured is living, you may surrender the policy for the ACSV. See “Surrenders—Full Surrenders—Alternative Cash Surrender Value” for more information.

ACSV Benefit: The ACSV Benefit is equal to a percentage of the sum of all sales expense charges, state premium tax charges, federal tax charges and monthly per thousand Face Amount charges that have been deducted from issue. The ACSV Benefit will be amortized beginning with the 13th policy month and continuing through the end of the 10th Policy Year. We will also credit interest on the ACSV Benefit. On the 10th Policy Anniversary and any date thereafter, the ACSV Benefit will be zero. See “Surrenders—Full Surrenders—Alternative Cash Surrender Value” for more information.

Advisory Services: The asset allocation and advisory services that you can elect to receive from the

Investment Adviser in connection with your policy.

Business Day: Any day on which the New York Stock Exchange is open for regular trading. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of regular trading on the New York Stock Exchange, if earlier. (Each Business Day is a Valuation Day).

Cash Surrender Value: The Cash Value less any unpaid loans and accrued interest. This is the amount we will pay you if you surrender your policy. See “Surrenders” for more information.

Cash Value: The total value of your policy’s accumulation units in the Separate Account Value, plus any amount in the Fixed Account and DCA Plus Account.

Cash Value Accumulation Test (“CVAT”): An Internal Revenue Test (“IRS”) test to determine whether a policy can be considered life insurance. See “Policy Payment Information-Life Insurance Benefit Options” for more information.

Dollar Cost Averaging Plus (“DCA Plus”) Account: The 12-month Dollar Cost Averaging account used specifically for the DCA Plus feature.

Eligible Portfolios (“Portfolios”): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

Face Amount: The dollar amount of life insurance under the base policy as selected by the policyowner at the time of issue. It equals the initial face amount shown on the Policy Data Page, plus or minus any changes made to the initial face amount.

Fixed Account: The Fixed Account is supported by assets in NYLIAC’s General Account. The amount in the Fixed Account earns interest on a daily basis. Interest is credited on each Monthly Deduction Day.

Fund: An open-end management investment company.

General Account: An account representing all of NYLIAC’s assets, liabilities, capital and surplus, income, gains, or losses that are not included in the Separate Account or any other separate account. We allocate any Net Premium payments you make during the free look period to this account.

Guideline Premium Test (“GPT”): An IRS test to determine whether a policy can be considered life insurance. See “Policy Payment Information—Life Insurance Benefit Options” for more information.

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Investment Adviser: Eagle Strategies LLC, an investment adviser registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended, or any successors and/or assigns of Eagle Strategies LLC. The Investment Adviser is an affiliate of NYLIAC.

Investment Division: A division of the Separate Account. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

IRC: Internal Revenue Code of 1986, as amended.

Issue Date: The date we issue the policy as specified on the Policy Data Page.

IVR: Interactive Voice Response system.

Life Insurance Benefit: The benefit calculated under the Life Insurance Benefit Option you have chosen.

Monthly Deduction Day: The date that we deduct your monthly contract charge, per thousand Face Amount charge, cost of insurance charge, and any rider charges from your policy’s Cash Value, and the date that we deduct the Mortality and Expense Risk charges and Monthly Asset Allocation Access Charge from the Separate Account Value. The Monthly Deduction Day is the same calendar day each month, as determined by the Policy Date. The first Monthly Deduction Day will be the first occurrence of this calendar day that falls on or after the Issue Date. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day, as if the policy were issued on the Policy Date. However, if we have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the date we receive the initial premium payment.

Mortality and Expense Risk: The risk that the group of lives we have insured under our policies will not live as long as We expect (mortality risk); and the risk that the cost of issuing and administering the policies will be greater than We have estimated (expense risk).

Net Amount at Risk: The difference between the Life Insurance Benefit and the policy’s Cash Value.

See “Policy Payment Information—Life Insurance Benefit Options” for more information.

Non-Qualified Policy: A policy issued to a person or an entity (other than an employee benefit plan that qualifies for special federal income tax treatment).

Policy Data Page: Page 2 of your policy. The Policy Data Page contains your policy’s specifications.

Policy Date: The date we use as the starting point for determining Policy Years and Monthly Deduction Days. Unless another date is chosen, the Policy Date will be determined as follows: (a) if you paid the initial premium with your application and obtained a temporary coverage agreement, the Policy Date will be the date of the temporary coverage agreement; and (b) if you did not pay the initial premium with your application, and therefore no temporary coverage agreement was obtained, the Policy Date will be the Issue Date. Generally, you may not choose a Policy Date that is more than six months before your policy’s Issue Date. You can find your Policy Date on the Policy Data Page.

Policy Proceeds: The benefit we will pay to your beneficiary when we receive proof that the insured died while the policy is in effect. It is equal to the Life Insurance Benefit, plus any additional death benefits under any riders you have chosen, minus any outstanding loans (including any accrued loan interest).

Policy Year: The twelve-month period starting on the Policy Date, and each twelve-month period thereafter.

SEC: The Securities and Exchange Commission.

Separate Account: NYLIAC Variable Universal Life Separate Account-I, a segregated asset account NYLIAC established to receive and invest net premiums that are allocated to the Investment Divisions.

Separate Account Value: An amount equal to the Cash Value allocated to the Separate Account.

Target Premium: An amount used to determine the premium expense charges to be deducted from your premium payment in a given Policy Year. There are two levels of Target Premium—Target Premium 1 and Target Premium 2. The amount of the initial levels of Target Premium is derived from the policy’s Face Amount

17

and the insured’s Age, gender and risk class. These initial levels of Target Premium may change if the policy’s Face Amount is increased or decreased.

VPSC: Variable Products Service Center.

VSC: Virtual Service Center. The VSC provides up-to-date policy information through the Internet. See “Management and Organization—How to Reach Us for Policy Services” for more information.

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MANAGEMENT AND ORGANIZATION

INSURER

New York Life Insurance and Annuity Corporation (“NYLIAC”)

(a wholly-owned subsidiary of New York Life Insurance Company)

51 Madison Avenue

New York, NY 10010

YOUR POLICY

The policy is offered by NYLIAC. Policy assets allocated to the Investment Divisions are invested in NYLIAC Variable Universal Life Separate Account-I (the “Separate Account”), which has been in existence since June 4, 1993. The policy offers life insurance protection, a choice of Life Insurance Benefit options, flexible premium payments, changes to the Face Amount of the policy, loans, partial surrenders and Face Amount decreases, and the ability to invest in up to 21 investment options, including the Investment Divisions, the Fixed Account and/or the DCA Plus Account.

The policies are variable. This means that the Cash Value will fluctuate based on the investment experience of the Investment Divisions you select. The interest credited on the money allocated to the Fixed Account and the DCA Plus Account may also vary. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios’ investments.

State Variations

Certain provisions of the policies may differ from the general description in this prospectus, and certain riders and options may not be available because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy, or in riders or endorsements attached to your policy. See your registered representative or contact us for specific information that may be applicable to your state. (See “State Variations” for details.)

ABOUT THE SEPARATE ACCOUNT

NYLIAC Variable Universal Life Separate Account-I (the “Separate Account”) is a segregated asset account that NYLIAC has established to receive and invest your net premiums. NYLIAC established the Separate Account on June 4, 1993 under the laws of the State of Delaware, in accordance with resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”). This registration does not mean that the SEC supervises the management, investment practices, or policies of the Separate Account.

Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of our general creditors. The income, capital gains, and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account without regard to income, capital gains, and capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of NYLIAC’s Fixed Account or DCA Plus Account, or any other separate account of NYLIAC.

The Separate Account currently consists of 65 Investment Divisions (64 of which are available to all policyowners) available under the policy. After the end of the Free Look period, net premium payments

19

allocated to the Investment Divisions are invested exclusively in the corresponding Eligible Portfolios of the Funds.

OUR RIGHTS

We may take certain actions relating to our operations and the operations of the Separate Account. We will take these actions in accordance with applicable laws, including obtaining any required approval of the SEC and any other required regulatory approvals. If necessary, we will seek approval of our policyowners.

Specifically we reserve the right to:

•	add or remove any Investment Division;

•	create new separate accounts;

•	combine the Separate Account with one or more other separate accounts;

•	operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

•	deregister the Separate Account under the 1940 Act;

•	manage the Separate Account under the direction of a committee or discharge such committee at any time;

•	transfer the assets of the Separate Account to one or more other separate accounts;

•	restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account; and

•	change the name of the Separate Account.

(See the SAI for more information.)

THE FIXED ACCOUNT AND THE DCA PLUS ACCOUNT

The Fixed Account and DCA Plus Account are supported by the assets in our General Account, which includes all of our assets except those assets specifically allocated to separate accounts. These assets are subject to the claims of our general creditors. We can invest the assets of the Fixed Account and DCA Plus Account however we choose, within limits. Your interest in the Fixed Account and DCA Plus Account is not registered under the Securities Act of 1933, as amended (the “1933 Act”), and the Fixed Account and DCA Plus Account are not registered as investment companies under the 1940 Act. Therefore, generally you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account or the DCA Plus Account.

HOW TO REACH US FOR POLICY SERVICES

You can reach us in several ways. Please send service requests to us at one of the addresses listed on the first page of this prospectus.

In addition, as described below, you can contact us through the Internet at our Virtual Service Center (“VSC”) and through an automated telephone service called the Interactive Voice Response System (“IVR”).

All NYLIAC requirements must be met in order for us to process your service requests. Please review all service request forms carefully and provide all required information as applicable to the transaction. If all requirements are not met, we will not be able to process your service request. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform NYLIAC of an address change so that you can receive important statements.

Faxed requests are not acceptable and will not be honored at any time. In addition, we will not accept e-mails of imaged, signed service requests.

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•	Virtual Service Center and Interactive Voice Response System

Through the VSC and the IVR, you can get up-to-date information about your policy and request transfers, allocation changes and loans. Policies that are jointly owned may not request transactions through the VSC or IVR. We may remove VSC and IVR privileges for certain policyowners (See “Description of the Policy—Limits on Transfers”).

To enable you to access the VSC and IVR, you will automatically receive a Personal Identification Number (“PIN”). Along with your Social Security number, the PIN will give you access to the IVR using the toll-free number, 1-800-598-2019. You should protect your PIN and your Social Security Number because our self-service options will be available to anyone who provides your Social Security Number and your PIN. We will not be able to verify that the person providing electronic service instructions via the VSC or IVR is you or is authorized by you.

In order to obtain policy information online via the VSC, you are required to register for access. Visit www.newyorklife.com/vsc and click the “Register Now” button to enroll. You will be required to register a unique User Name and Password to gain access. In a safe and secure environment, you can, among other things, access policy values, change your address, download service forms, view policy statements, and submit policy transactions.

We will use reasonable procedures to make sure that the instructions we receive through the VSC and IVR are genuine. We are not responsible for any loss, cost, or expense for any actions we take based on instructions received through the IVR or the VSC that we believe are genuine. We will confirm all transactions in writing.

Service requests are binding on all policyowners if a policy is jointly owned. Transfers, allocation changes, and loan requests received after 4:00 p.m. (Eastern Time) on a Business Day, or on a non-Business Day, will be priced as of the next Business Day.

We make the VSC and IVR available at our discretion. In addition, availability of the VSC or IVR may be interrupted temporarily at certain times. We do not assume responsibility for any loss if service should become unavailable. If you are experiencing problems, you can send service requests to us at one of the addresses listed on the first page of this prospectus.

•	VSC

The VSC is available Monday through Friday, from 7 a.m. until 4 a.m., Saturdays from 7 a.m. to 10 p.m., and Sunday from 2 p.m. until 8 p.m. (Eastern Time).

The VSC enables you to:

•	e-mail your registered representative or VPSC;

•	view and download statements;

•	obtain current policy values;

•	transfer assets between investment options;

•	change the allocation of future premium payments;

•	change your address;

•	obtain service forms;

•	reset your password; and

•

sign up to receive future prospectuses, policyowner annual and semi-annual reports, quarterly policy summaries and federal tax forms for your policy online at www.newyorklife.com/vsc. Electronic delivery is not available for policies that are owned by corporations, trusts, or organizations at this time.

•	IVR

The IVR is available 24 hours a day, seven days a week. We record all calls.

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The IVR enables you to:

•	obtain current policy values;

•	transfer assets between investment options;

•	change the allocation of future premium payments;

•	request a loan on your policy; and

•	speak with one or our Customer Service Representatives on any Business Day, Monday through Friday from 9:00 a.m. to 6:00 p.m. (Eastern Time).

By sending a Telephone Request Form to VPSC at one of the addresses listed on the first page of this prospectus, you can authorize a third party to access your policy information and to make fund transfers, allocation changes, and other permitted transactions through a Customer Service Representative. The Customer Service Representative will require certain identifying information (e.g., Social Security Number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized.

NYLIAC does not permit current or former Registered Representatives to obtain authorization to effect policy transactions through the Telephone Request Form. Authorization to these Registered Representatives will be limited to accessing policy information only.

Registered Representative Actions

You may authorize us to accept electronic instructions from your registered representative or the registered service assistant or the Investment Advisor assigned to your policy to make premium allocations, transfers among investment options, Automatic Asset Allocation (“AAR”) updates (if applicable) and changes to your investment objective and/or risk tolerance. Your AAR will be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at the time to be consistent with your fund transfer and premium allocation changes. If your AAR is cancelled, the Monthly Asset Allocation Access Charge (if applicable) will end on the Monthly Deduction Day following the date we receive your written notification of this cancellation.

To authorize a registered representative or registered service assistant assigned to your policy to make premium allocations and transfers, you must send a completed Trading Authorization Form to VPSC at one of the addresses noted on the first page of this Prospectus. We may revoke or deny Trading Authorization privileges for certain policyowners (See “Description of the Policy—Limits on Transfers”). Trading Authorization may be elected, changed or cancelled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.

If you enter into an agreement with the Investment Adviser to provide Advisory Services in connection with your policy, you must sign a power of attorney that authorizes the Investment Adviser to allocate premium, make transfers among investment options, change your investment objective and/or risk tolerance, and revise your AAR arrangements. We must receive a copy of this power of attorney at the VPSC at one of the addresses noted on the first page of this Prospectus before we can accept electronic instructions from the Investment Adviser on these matters. If this power of attorney is in effect, we deem that all transactions that are directed by the Investment Adviser with respect to your policy have been authorized by you. We will confirm all such transactions in writing. You must contact us in writing immediately at one of the addresses listed on the first page of this prospectus if and when you revoke this power of attorney. We will not be responsible for acting on instructions from the Investment Adviser until we receive written notification that you have revoked the Investment Adviser’s authority.

NYLIAC is not liable for any loss, cost or expense for acting on instructions or the Investment Advisor which are believed to be genuine in accordance with the procedures outlined above. As these parties act on your behalf, you are responsible for and bear the consequences of their instructions and actions, including limits on transfers. (See also “Management and Organization—Investment Adviser”).

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FUNDS AND ELIGIBLE PORTFOLIOS

The Portfolios of each Fund eligible for investment, along with their advisers and investment objectives, are listed in the following table. For more information about each of these Portfolios, please read the Fund prospectuses found at the end of this prospectus.

The Fund’s prospectus should be read carefully before any decision is made concerning the allocation of premium payments to an Investment Division corresponding to a particular Eligible Portfolio.

We receive payments or compensation from the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that We provide with respect to the Eligible Portfolios and their availability through the policy. These payments may be derived, in whole or in part, from the advisory fee charged by the Fund and deducted from Fund assets. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in administering the Policies, and in its role as an intermediary of the Funds. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory fees.

The amounts We receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, We receive payments or revenue under various arrangements in amounts ranging from 0.05% to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your Registered Representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
MainStay VP Funds Trust: MainStay VP Balanced—Initial Class	New York Life Investment Management LLC (or “New York Life Investments”) Subadvisor: Madison Square Investors LLC (“Madison Square Investors”)	• Seeks total return.

MainStay VP Bond—Initial Class		• Seeks total return.

MainStay VP Cash Management		• Seeks a high level of current income while preserving capital and maintaining liquidity.

MainStay VP Conservative Allocation—Initial Class		• Seeks current income and, secondarily, long-term growth of capital.

MainStay VP Convertible—Initial Class	Subadvisor: MacKay Shields LLC (“MacKay”)	• Seeks capital appreciation together with current income.

MainStay VP DFA / DuPont Capital Emerging Markets Equity—Initial Class	Subadvisor: Dimensional Fund Advisors LP (“DFA”) and DuPont Capital Management Corporation (“DuPont Capital”)	• Seeks long-term capital appreciation.

MainStay VP Eagle Small Cap Growth—Initial Class	Subadvisor: Eagle Asset Management, Inc.	• Seeks long-term capital appreciation.

MainStay VP Flexible Bond Opportunities—Initial Class	Subadvisor: MacKay	• Seeks current income and total return by investing primarily in domestic and foreign debt securities.

MainStay VP Floating Rate—Initial Class		• Seeks high current income.

MainStay VP Government—Initial Class	Subadvisor: MacKay	• Seeks current income.

MainStay VP High Yield Corporate Bond—Initial Class	Subadvisor: MacKay	• Seeks maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

MainStay VP ICAP Select Equity—Initial Class	Subadvisor: Institutional Capital LLC (“ICAP”)	• Seeks total return.

MainStay VP Income Builder—Initial Class	Subadvisor: Epoch Investment Partners, Inc. (“Epoch”) and MacKay	• Seeks current income consistent with reasonable opportunity for future growth of capital and income.

MainStay VP International Equity—Initial Class	Subadvisor: Madison Square Investors	• Seeks long-term growth of capital.

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MainStay VP Janus Balanced—Initial Class	Subadvisor: Janus Capital Management LLC	• Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

MainStay VP Large Cap Growth—Initial Class	Subadvisor: Winslow Capital Management, Inc.	• Seeks long-term growth of capital.

MainStay VP MFS® Utilities—Initial Class	Subadvisor: Massachusetts Financial Services Company (“MFS”)	• Seeks total return.

MainStay VP Moderate Allocation—Initial Class		• Seeks long-term growth of capital, and secondarily, current income.

MainStay VP Moderate Growth Allocation—Initial Class		• Seeks long-term growth of capital, and secondarily, current income.

MainStay VP PIMCO Real Return—Initial Class	Subadvisor: Pacific Investment Management Company LLC (“PIMCO”)	• Seeks maximum real return, consistent with preservation of real capital and prudent investment management.

MainStay VP T. Rowe Price Equity Income—Initial Class	Subadvisor: T. Rowe Price Associates, Inc.	• Seeks substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

MainStay VP Van Eck Global Hard Assets—Initial Class	Subadvisor: Van Eck Associates Corporation	• Seeks long-term capital appreciation by investing primarily in hard assets securities. Income is a secondary consideration.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds): Invesco V.I. International Growth Fund—Series I Shares Invesco Van Kampen V.I. Mid Cap Value Fund — Series I Shares*	Invesco Advisers, Inc.

•  The fund’s investment objective is long-term growth of capital.

• The fund’s investment objective is to provide above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

Invesco V.I. Global Real Estate Fund — Series I Shares	Subadviser: Invesco Asset Management Limited	• The fund’s investment objective is total return through growth of capital and current income.

The Alger Portfolios: Alger Capital Appreciation Portfolio — Class I-2 Shares	Fred Alger Management, Inc.	• Seeks long-term capital appreciation by focusing on companies of any market capitalization that the Manager believes demonstrates promising growth potential.

AllianceBernstein® Variable Products Series Fund, Inc. Alliance Bernstein® VPS International Value Portfolio**	AllianceBernstein L.P.	• Seeks long-term growth of capital.

American Century® Variable American Century Investment Portfolios, Inc. American Century VP Inflation Protection — Class II	American Century Investment Management, Inc.	• Pursues long-term total return using a strategy that seeks to protect against U.S. inflation.

BlackRock® Variable Series Funds, Inc. BlackRock® Global Allocation V.I. Fund—Class III Shares	BlackRock Advisors, LLC Subadvisers: BlackRock Investment Management, LLC and BlackRock International Limited	• Seeks high total investment return.

Columbia Funds Variable Insurance Trust Columbia Variable Portfolio-Small Cap Value Fund —Class 2 Shares	Columbia Management Investment Advisors, LLC	• The Fund seeks long-term capital appreciation.

Delaware VIP® Trust

Delaware VIP Diversified Income Series —Standard Class

Delaware VIP Emerging Markets Series — Standard Class

Delaware VIP International Value Equity Series —Standard Class

Delaware VIP Small Cap Value Series — Standard Class

Delaware VIP Value Series — Standard Class

Delaware Management Company

•  Seeks maximum long-term total return consistent with reasonable risk.

•  Seeks long-term capital appreciation.

•  Seeks long-term growth without undue risk to principal.

•  Seeks capital appreciation.

•  Seeks long-term capital appreciation.

DFA Investment Dimensions Group Inc. DFA VA Global Bond Portfolio	DFA	• Seeks to provide a market rate of return for a fixed income portfolio with low relative volatility of returns.

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DFA VA International Small Portfolio		• Seeks to achieve long-term capital appreciation.

DFA VA International Value Portfolio		• Seeks to achieve long-term capital appreciation.

DFA VA Short-Term Fixed Portfolio		• Seeks to achieve a stable real return in excess of the rate of inflation with a minimum of risk.

DFA VA U.S. Large Value Portfolio		• Seeks to achieve long-term capital appreciation.

DFA VA U.S. Targeted Value Portfolio		• Seeks to achieve long-term capital appreciation.

DWS Investments VIT Funds DWS Small Cap Index VIP —Class A Shares	Deutsche Investment Management Americas, Inc. Subadvisor: Northern Trust Investments, N.A.	• The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies.

Fidelity Variable Insurance Products Fund

Fidelity® VIP  Contrafund® — Initial Class

Fidelity® VIP Equity-Income — Initial Class

Fidelity® VIP Index 500 — Initial Class

Fidelity® VIP Investment Grade Bond- Initial Class

Fidelity® VIP Mid Cap — Initial Class

Fidelity® VIP Overseas — Initial Class

Fidelity Management & Research Company (FMR)

Subadvisers: FMR Co., Inc. (“FMRC”) and other investment advisers

Subadvisers: FMRC and other investment advisers

Subadvisers: FMRC and Geode Capital Management, LLC

Subadvisers: FMRC and Fidelity Investments Money Management, Inc. (FIMM) and other investment advisers

Subadvisers: FMRC and other investment advisers

Subadvisers: FMRC and other investment advisers

•  Seeks long-term capital appreciation.

•  Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

•  Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.

•  Seeks as high a level of current income as is consistent with the preservation of capital.

•  Seeks long-term growth of capital.

•  Seeks long-term growth of capital.

Janus Aspen Series: Janus Aspen Enterprise Portfolio—Institutional Shares Janus Aspen Forty Portfolio—Institutional Shares	Janus Capital Management LLC	• Seeks long-term growth of capital. • Seeks long-term growth of capital.

Lincoln Variable Insurance Products Trust LVIP Baron Growth Opportunities Fund —Service Class	Lincoln Investment Advisors Corporation Subadviser: BAMCO, Inc,	• Seeks capital appreciation through long-term investments in securities of small and mid-sized companies with undervalued assets or favorable growth prospects.

MFS® Variable Insurance Trust MFS® New Discovery Series—Initial Class MFS® Research Bond Series—Initial Class MFS® Value Series—Initial Class	MFS	• Seeks capital appreciation. • Seeks total return with an emphasis on current income, but also considering capital appreciation. • Seeks capital appreciation.

MFS® Variable Insurance Trust II MFS® International Value Portfolio—Initial Class		• Seeks capital appreciation.

Neuberger Berman Advisers Management Trust Neuberger Berman AMT Mid-Cap Growth—Class I	Adviser: Neuberger Berman Management LLC Subadviser: Neuberger Berman, LLC	• Seeks growth of capital.

PIMCO — Variable Insurance Trust PIMCO Total Return Portfolio—Administrative Class Shares	PIMCO	• Seeks maximum total return, consistent with preservation of capital and prudent investment management.

T. Rowe Price Equity Series, Inc.: T. Rowe Price Blue Chip Growth Portfolio	T. Rowe Price Associates, Inc.	• Seeks to provide long-term capital growth. Income is a secondary objective.

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T. Rowe Price New America Growth Portfolio		• Seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies.

T. Rowe Price International Series, Inc. T. Rowe Price International Stock Portfolio	Subadviser: T. Rowe Price International Ltd.	• Seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.

T. Rowe Fixed Income Series, Inc. T. Rowe Price Limited-Term Bond Portfolio		• Seeks a high level of income consistent with moderate fluctuations in principal value.

The Merger Fund® The Merger Fund VL	Westchester Capital Management, Inc.	• Seeks to achieve capital growth by engaging in merger arbitrage.

The Universal Institutional Funds, Inc. UIF U.S. Real Estate Portfolio —Class I	Morgan Stanley Investment Management, Inc.

•   Seeks above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts (“REITs”)

Van Eck VIP Trust Van Eck VIP Multi-Manager Alternatives Fund

Van Eck Associates Corporation

Subadvisers: Centaur Performance Group, LLC, Dix Hills Partners, LLC, Lazard Asset Management, LLC, Martingate Asset Management, L.P., PanAgora Asset Management, Inc., Primary Funds, LLC, and Viathon Capital, L.P.

• Seeks absolute (positive) returns in various market cycles.

Victory Variable Insurance Funds Victory VIF Diversified Stock Fund—Class A Shares	Victory Capital Management Inc.	• Seeks long-term growth of capital.

*	Effective July 15, 2012, the Fund will be renamed Invesco Van Kampen V.I. American Value Fund.
**	No premiums or transfers will be credited into this Investment Division after April 30, 2012. Policyowners who remove any Cash Value allocations from this Investment Division will not be permitted to re-invest in this Investment Division.

NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios. (See also “Funds and Eligible Portfolios—Investment Adviser”.) NYLIAC is not responsible for choosing the Investment Divisions or the amounts allocated to each. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations including the decision to retain an investment adviser, or decisions made on your behalf by the Investment Adviser, are your responsibility and should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios you have chosen (or those that have been chosen on your behalf by the Investment Adviser).

Investment selections should be based on a thorough investigation of all of the information regarding the Eligible Portfolios that is available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Fund’s website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Investment Divisions for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate. (See also “Management and Organization—Investment Adviser.”)

The Investment Divisions invest in the corresponding Eligible Portfolios. You can choose a maximum of 21 investment options for net premium payments from the 65 Investment Divisions (64 of which are available to all policyholders), the Fixed Account, and/or the DCA Plus Account. You can transfer all or part of the Cash Value of your policy among the investment options tax-free and within the limits described in this prospectus.

The Investment Divisions offered through the LWVUL policy and described in this prospectus and the SAI are different and may have different investment performance from mutual funds that may have similar names, the same adviser, the same investment objective and policies, and substantially similar portfolio securities.

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INVESTMENT ADVISER

We make available, and administer the delivery of, the Advisory Services provided by the Investment Adviser through the policy. In order to receive Advisory Services in connection with the policy, you must enter into a separate agreement with the Investment Adviser. In return, we deduct a Monthly Asset Allocation Access Charge of up to 0.75% of the Separate Account Value annually to cover the cost of these services and the expense of making them available. There is no additional charge under the separate agreement with the Investment Adviser for the delivery of the Advisory Services. Pursuant to a sub-advisory agreement between the Investment Adviser and a sub-adviser, the sub-adviser will design asset allocation models and model Investment Division portfolios that correspond thereto. The subadviser will be compensated by the Investment Adviser for these services.

If you elect to receive the Advisory Services, your risk tolerance, investment objectives and financial goals for the policy will be assessed. The Investment Adviser will then use this information to determine an appropriate asset allocation model for the policy. The percentage of Separate Account Value that should be allocated to specific Investment Divisions will be based on that asset allocation model. This will be the basis for your premium allocation and AAR arrangements. The Investment Adviser will allocate all net premiums and make transfers among the Investment Divisions on your behalf according to these premium allocation and AAR arrangements, if you have signed a power of attorney authorizing the Investment Adviser to do so. From time to time, the Investment Adviser will revise your AAR and premium allocation in response to changes in the asset allocation model.

Advisory services will not begin under your agreement with the Investment Adviser until the Separate Account Value is $2,500 or greater and the free-look period has ended. If Separate Account Value is less than $2,000, you will be responsible for premium and investment allocations.

You do not need to enter into an agreement with the Investment Adviser or use the Advisory Services in order to purchase a LWVUL policy. You may cancel your agreement with the Investment Adviser at any time. In the event that the Advisory Services are cancelled or otherwise terminated, the Monthly Asset Allocation Access Charge will end on the Monthly Deduction Day following the date we receive your written notification of this cancellation/termination. Thereafter, you will be responsible for the premium and investment allocations.

If you engage the Investment Adviser to perform Advisory Services in connection with your policy, it will not perform these services on behalf of NYLIAC, but rather will perform them on your behalf. NYLIAC is not responsible for (and makes no promises or representations regarding) any Advisory Services you may receive from the Investment Adviser that relate to this policy, including but not limited to managed account advice, advice or services regarding premium allocations, transfers among the investment options, and insurance advice. NYLIAC is not responsible, and expressly disclaims any liability for, any such services (or other advice or services) provided by the Investment Adviser (Eagle Strategies LLC, an affiliate of NYLIAC) or any other investment adviser or third party. NYLIAC does not promise or represent that the services of the Investment Adviser or any comparable services will be available in the future; you bear the risk that such services will not be available even though you continue to own the policy. If the services of an investment adviser are not available in the future, NYLIAC will not deduct the Monthly Asset Allocation Access Charge from the Separate Account Value. The services and advice of the Investment Adviser (and any services provided to you by any other party, whether affiliated with NYLIAC or not) could have severe negative consequences for you and the benefits that you expect and anticipate under the policy, and you bear those risks. All transactions generated by the Investment Adviser with respect to your policy will be deemed to have been authorized by you. You bear all of the risk for all such transactions. The Investment Adviser, as your representative is subject to the same limits on policyholder activity—including limits on transfers—that apply to you.

INVESTMENT RETURN

The investment return of your policy is based on the accumulation units you have in each Investment Division of the Separate Account, the amount you have in the Fixed Account and DCA Plus Account, the investment experience of each Investment Division as measured by its actual net rate of return, and the interest rate we credit on the amount you have in the Fixed Account and/or DCA Plus Account.

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The investment experience of an Investment Division of the Separate Account reflects increases or decreases in the net asset value of the shares of the corresponding Eligible Portfolio, any dividend or capital gains distributions, and any charges against the assets of the Investment Division. We determine this investment experience from the end of one Valuation day to the end of the next Valuation day.

We will credit any amounts in the Fixed Account and DCA Plus Account with a fixed interest rate that we declare periodically, in advance, and at our sole discretion. For policies issued before May 1, 2012, this rate will never be less than an annual rate of 3%. Subject to state availability, for policies issued on or after May 1, 2012, this rate will never be less than an annual rate of 2%. We may credit different interest rates to loaned and unloaned amounts in the Fixed Account and DCA Plus Account. All net premiums applied to the Fixed Account and DCA Plus Account, and amounts transferred to the Fixed Account, receive the applicable loaned amount rate or the unloaned amount rate in effect on the Business Day we receive the premium payment. Interest rates for subsequent premium payments into the Fixed Account and DCA Plus Account may be different from the rate applied to prior premium payments made into the Fixed Account or DCA Plus Account. Interest accrues daily and is credited on each Monthly Deduction Day.

VOTING

We will vote the shares that the Investment Divisions of the Separate Account hold in the Eligible Portfolios at any regular and special shareholder meetings of the Funds. We will vote these shares according to the instructions we receive from our policyowners who have invested their premiums in Investment Divisions that invest in the Fund holding the meeting. However, if the law changes to allow us to vote the shares in our own right, we may decide to do so.

While your policy is in effect, you can provide voting instructions to us for each Investment Division in which you have assets. The number of votes you are entitled to will be determined by dividing the units you have invested in an Investment Division by the net asset value per unit for the Eligible Portfolio underlying that Investment Division.

We will determine the number of votes you are entitled to on the date established by the underlying Fund for determining shareholders that are eligible to vote at the meeting of the relevant Fund. We will send you voting instructions prior to the meeting according to the procedures established by the Fund. We will send proxy material, reports, and other materials relating to the Fund to each person having a voting interest.

We will vote the Fund shares for which we do not receive timely instructions in the same proportion as the shares for which we receive timely voting instructions. As a result, because of proportional voting, a small number of policyowners may control the outcome of the vote. We will use voting instructions to abstain from voting on an item to reduce the number of votes eligible to be cast.

CHARGES ASSOCIATED WITH THE POLICY

As with all life insurance policies, certain charges apply when you purchase the policy. The following is a summary explanation of these charges. (See “Additional Information About Charges” in the SAI for more information.)

DEDUCTIONS FROM PREMIUM PAYMENTS

When we receive a premium payment from you, whether planned or unplanned, we will deduct a sales expense charge and state premium tax charge. If your policy is a Non-Qualified Policy, we will deduct a federal tax charge as well.

SALES EXPENSE CHARGE

Target Premiums—We deduct from any premium payment a sales expense charge based on the age of your policy and the initial Target Premium levels (both Target Premium 1 and Target Premium 2) for your policy. These initial levels of Target Premiums are set at the time your policy is issued. You can find these initial Target Premium levels on the Policy Data Page of your policy. Your Target Premium levels will be adjusted if you change the Face Amount of your policy.

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•	Premiums up to the Target Premium 1—In all Policy Years, we currently do not deduct an annual sales expense charge on premium payments up to Target Premium 1.

•

Premiums over Target Premium 1 and up to Target Premium 2—In each of Policy Years 1-7, we currently deduct an annual sales expense charge of 8.75% of premium payments over Target Premium 1 and up to Target Premium 2. In each of Policy Years 8 and subsequent, we currently do not deduct an annual sales expense charge on premium payments over Target Premium 1 and up to Target Premium 2.

•

Premiums over Annual Target Premium Threshold—Once premium payments equal to Target Premium 2 for a given Policy Year have been paid (the “Annual Target Premium Threshold”), we currently deduct a sales expense charge of 8.75% from any additional premiums paid in Policy Years 1-7. In each of Policy Years 8 and subsequent, we currently do not deduct an annual sales expense charge on premium payments in excess of the Annual Target Premium Threshold.

•

Guaranteed Maximum—We can change the amount of the sales expense charge at any time, but we guarantee that the sales expense charge we deduct in all policy years will never exceed 4.75% of any premiums paid up to Target Premium 1. We guarantee that the sales expense charge we deduct will never exceed 8.75% of any premiums paid in excess of Target Premium 1 in Policy Years 1-7. We guarantee that the sales expense charge we deduct will never exceed 1.75% of any premiums paid in excess of Target Premium 1 in Policy Years 8 and beyond.

•

Timing of Premium Payments—Because the amount of sales expense charge deducted is based on Target Premium levels (both Target Premium 1 and Target Premium 2), the timing of premium payments may affect the amount of such charges actually deducted from your premium payments, both over time and in any given Policy Year. The example below describes how current sales expense charges may vary for premium payments received during one policy year versus another.

The amount of compensation received by your registered representative will vary depending on the amount of the sales expense charge deducted from your policy. Generally, higher amounts of sales expense charges will result in additional compensation to the registered representative.

•	Effect of Step-Down in Sales Expense Charges at Policy Years 8 and Subsequent

As noted above, because current sales expense charges step down from Policy Years 7 to 8, the timing of a premium payment during this period will affect the sales expense charges assessed for a given premium amount. For example, for a policy with a Target Premium 1 level of $1,000 and a Target Premium 2 level of $2,000:

•	If you made an annual premium payment of $3,000 in Policy Year 7, the sales expense charge would be:

a) 0.00% of the premiums paid up to Target Premium 1—$1,000 x 0.00 or $0.00; plus

b) 8.75% of the premiums paid over Target Premium 1 and up to Target Premium 2—$1,000 x 0.0875 or $87.50 plus

c) 8.75% of the premiums paid in excess of your Annual Target Premium Threshold —$1,000 x 0.0875 or $87.50.

The total annual sales expense charge deducted in Policy Year 7 would be $175.00.

•

If instead you made the same annual premium payment of $3,000 in Policy Year 8, because the current sales expense charge is reduced to 0.00% for all Target Premium levels, the total annual sales expense charge deducted in Policy Year 8 would be $0.00.

The difference in total annual sales expense charges deducted—$175.00 versus $0.00—is due to the reduced sales expense charge applicable to premiums paid in Policy Year 8 versus those paid in Policy Year 7.

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As this example demonstrates, the timing of your premium payment may affect the amount of current sales expense charges that we will deduct from such payments. Consequently, you should carefully consider these issues in deciding in which Policy Year to make your premium payments.

STATE PREMIUM TAX CHARGE

•

We currently deduct 2% of each premium payment you make, or $20 per $1,000 of premium, as a state premium tax charge. We may increase this charge to reflect changes in applicable law. This charge may not reflect the actual premium tax charged in your state. Our right to increase this charge is limited in some jurisdictions by law.

FEDERAL TAX CHARGE

•	We currently deduct 1.25% of each premium payment you make, or $12.50 per $1,000 of premium, as a federal tax charge. We may increase this charge to reflect changes in applicable law.

DEDUCTIONS FROM CASH VALUE

Each month, we will deduct a monthly contract charge, a cost of insurance charge, a Mortality and Expense Risk charge, a per thousand Face Amount charge, a Monthly Asset Allocation Access Charge (if applicable)and a rider charge for the cost of any additional riders from your policy’s Cash Value. If you have elected the Expense Allocation feature, the policy charges will be deducted according to those instructions. Otherwise, we will deduct these charges proportionately from each of the Investment Divisions and any unloaned amount in the Fixed Account and/or the DCA Plus Account.

We will deduct these charges on the Monthly Deduction Day. The Monthly Deduction Day is the same calendar day each month, as determined by the Policy Date. If the Policy Date is prior to the Issue Date, then the first Monthly Deduction Day will be the first occurrence of the Monthly Deduction Day after the Issue Date of the Policy. In this case, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day, as if the policy were issued on the Policy Date. If we have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the monthly anniversary of your Policy Date on or following the date we receive the initial premium payment.

MONTHLY CONTRACT CHARGE

On each Monthly Deduction Day, we will deduct a monthly contract charge to cover our costs for providing certain administrative services, including premium collection, record-keeping, processing claims, and communicating with policyowners.

We currently deduct a monthly contract charge of $15 per month in Policy Years 1-10, and $10 per month in Policy Years 11 and beyond. We guarantee that this charge will never exceed $15 per month in all Policy Years.

CHARGE FOR COST OF INSURANCE PROTECTION

Each Monthly Deduction Day, we will deduct the cost of insurance charge from the Cash Value of your policy for the cost of providing a Life Insurance Benefit to you. This charge is equal to (1) multiplied by the result of (2) minus (3), where:

(1) Is the monthly Cost of Insurance rate per $1,000 of Net Amount at Risk;

(2) Is the number of thousands of Life Insurance Benefit divided by 1.00327; and

(3) Is the number of thousands of Cash Value as of the Monthly Deduction Day (before this Cost of Insurance, any applicable contract charge, the monthly per thousand face amount charge, the Monthly Asset Allocation Access Charge and the monthly cost of any riders are subtracted).

The Net Amount at Risk is (2) minus (3).

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The Life Insurance Benefit varies based upon the Life Insurance Benefit Option chosen. The Cash Value varies based upon the performance of the Investment Divisions selected, interest credited to the Fixed Account and DCA Plus Account, outstanding loans (including loan interest), charges, and premium payments. We determine the initial rate of the monthly cost of insurance based upon our underwriting of your policy. This determination is based on various factors including the insured’s issue Age, gender, underwriting class, Policy Year and Face Amount. We may change these rates from time to time, based on changes in future expectations of such factors as mortality, investment income, expenses, and persistency. The cost of insurance rates, however, will never exceed the guaranteed maximum cost of insurance rates for your policy. Your cost of insurance charge may vary from month to month depending on changes in cost of insurance rates and the Net Amount at Risk. We calculate the cost of insurance charge separately for the initial Face Amount and any increase in the Face Amount. We expect to profit from this charge. Profits derived from this charge can be used for any corporate purpose.

We base the guaranteed rates for policies that provide coverage for insureds in substandard underwriting classes on higher rates than for standard or better underwriting classes. If the insured is age 17 or younger when the policy is issued, we base the guaranteed rates on the 2001 Commissioner’s Standard Ordinary Mortality Table. If the insured is age 18 or older when the policy is issued and is in a standard or better underwriting class, we base the guaranteed rates on the 2001 Commissioner’s Standard Ordinary Smoker and Nonsmoker Mortality Tables appropriate to the insured’s underwriting class.

MONTHLY PER THOUSAND FACE AMOUNT CHARGE

We currently deduct a monthly per thousand Face Amount charge that ranges based on issue age of the Insured, risk class, gender, policy duration and Face Amount plus any term insurance benefit. We guarantee that the per thousand charge will never exceed $1.4883 per thousand of Face Amount for LWVUL. We expect to profit from this charge. We may use these funds for any corporate purpose, including expenses relating to the sale of the policy.

RIDER CHARGES

Each month, we deduct any applicable charges for any optional riders you have chosen. (For more information about specific charges, see “Table of Fees and Expenses.”)

EXPENSE ALLOCATION

With the Expense Allocation feature, you choose how to allocate deductions from the Cash Value. These include the monthly contract charge, the monthly cost of insurance charge, the Mortality and Expense Risk charge, the per thousand Face Amount charge, the Monthly Asset Allocation Access Charge (if applicable) and the monthly cost of any riders on the policy. You can instruct us at the time of the application and any time thereafter, to have expenses deducted from the Mainstay VP Cash Management Investment Division, the unloaned portion of the Fixed Account, or a combination of the two.

If the values in the MainStay VP Cash Management Investment Division and/or the unloaned portion of the Fixed Account are insufficient to pay these charges, we will deduct as much of the charges as possible. The remainder of the charges will be deducted proportionately from each of the Investment Divisions. If you do not instruct us as to how you would like the expenses allocated, these charges will be deducted proportionately from each of the Investment Divisions and any unloaned portion of the Fixed Account and/or DCA Plus Account.

SEPARATE ACCOUNT CHARGES

MORTALITY AND EXPENSE RISK CHARGE

•

Current—We currently deduct a Mortality and Expense Risk charge based on Cash Value in the Separate Account and duration. The Mortality and Expense Risk charge can be reduced based on Separate Account Value and policy duration. Based on these factors, the current charge can range from 0.75% to 0.25% per year.

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•	Guaranteed Maximum—We guarantee that the Mortality and Expense Risk charge will never exceed an annual rate of 0.75%, or $7.50 per $1,000, of the Separate Account Value.

If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these funds for any corporate purpose, including expenses relating to the sale of the policy.

MONTHLY ASSET ALLOCATION ACCESS CHARGE

On each monthly deduction day following the end of the free-look period, we will deduct a Monthly Asset Allocation Access Charge to cover the cost of making available, and administering the delivery of, Advisory Services offered in connection with the policy. We will not deduct this charge unless you elect to receive Advisory Services. If you do elect to receive Advisory Services, we will not begin to deduct this charge until you have engaged the Investment Adviser to provide Advisory Services in connection with the policy and the Separate Account Value is $2,500 or greater. We currently deduct a Monthly Asset Allocation Access Charge at an annual rate of 0.50%, or $5.00 per $1,000, of the Separate Account Value. We can increase this charge but we guarantee that the Monthly Asset Allocation Access Charge will never exceed an annual rate of 0.75%, or $7.50 per $1,000, of the Separate Account Value. We expect to profit from this charge. We may use these funds for any corporate purpose. We may use a substantial portion of these funds to pay the Investment Adviser. We will no longer deduct the fee if you cancel the Advisory Services in connection with your policy, the Separate Account Value is less than $2,000, or your agreement with the Investment Adviser is otherwise terminated. For a description of the tax treatment for these services, see “Federal Income Tax Considerations—Policy-Related Asset Allocation and Investment Advisory Services.”

CHARGES FOR FEDERAL INCOME TAXES

We do not currently deduct a charge for federal income taxes from the Investment Divisions, although we may do so in the future to reflect possible changes in the law.

FUND CHARGES

Each Investment Division of the Separate Account purchases shares of the corresponding Eligible Portfolio at the net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio by the relevant Fund. The advisory fees and other expenses are not fixed or specified under the terms of the policy and may vary from year to year. These fees and expenses are described in the Funds’ prospectuses. (See “Table of Fees and Expenses—Annual Portfolio Company Operating Expenses” for more information.)

TRANSACTION CHARGES

PARTIAL SURRENDER FEE

When you make a partial surrender, we reserve the right to deduct a fee, not to exceed $25, for processing the partial surrender.

TRANSFER FEE

We currently do not charge for transfers made between Investment Divisions. However, we have a right to charge $30 per transfer for any transfer in excess of 12 in a Policy Year.

LOAN CHARGES

Subject to state availability, for policies issued on or after May 1, 2012, we currently charge an effective annual loan interest rate of 3% in Policy Years 1–20 and 2% in Policy Years 21 and beyond. For policies issued before May 1, 2012, we currently charge an effective loan interest rate of 4% in Policy Years 1–20, which is reduced to 3% in Policy Years 21 and beyond. We may increase or decrease this rate but we guarantee that the rate will never exceed 6%. When you request a loan, a transfer of funds will be made from the Separate Account (or DCA Plus Account, if so requested) to the Fixed Account so that the Cash Value in

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the Fixed Account is at least 100% of the requested loan plus any outstanding loans, including accrued loan interest.

When you take a loan against your policy, the loaned amount that we hold in the Fixed Account may earn interest at a different rate from the rate we charge you for loan interest. For the first 20 Policy Years, the rate we currently credit on loaned amounts is 1% less than the rate we charge for loan interest and the rate we credit on loaned amounts will never be lower than 2% less than the rate we charge for policy loans. Beginning in Policy Year 21, the rate we currently credit on loaned amounts equals the rate we charge for loan interest and the rate we credit on loaned amounts will never be lower than 0.25% less than the rate we charge for policy loans. There is a possibility that the IRS may treat this preferred loan interest spread as a taxable distribution. We guarantee that the interest rate we credit on loaned amounts will always be at least the guaranteed minimum interest rate credited to the Fixed Account for your policy. (See “Loans” for more information.)

RIDER CHARGES

Under LWVUL, a monthly charge will be deducted if any of the following riders are in effect: the Guaranteed Minimum Death Benefit Rider, the Life Extension Benefit Rider (beginning at age 85), the Monthly Deduction Waiver Rider, the Accidental Death Benefit Rider, the Children’s Insurance Rider, the Term Insurance on Other Covered Insured Rider, the Guaranteed Minimum Accumulation Benefit Rider and the Waiver of Specified Premium Rider.

A one-time charge will apply if you exercise the Living Benefits Rider or the Overloan Protection Rider. A one-time payment may also be required if you exercise the Insurance Exchange Rider. See “Table of Fees and Expenses” for more information. A one-time charge will apply if you exercise the Living Benefits Rider or the Overloan Protection Rider. A one-time payment may also be required if you exercise the Insurance Exchange Rider. See “Table of Fees and Expenses” for more information.

DESCRIPTION OF THE POLICY

THE PARTIES

There are three important parties to the Policy: the policyowner, the Insured, and the beneficiary(ies). One individual can have one or more of these roles. Each party plays an important role in a Policy.

POLICYOWNER: This person (persons) or entity can purchase and surrender a policy, and can make changes to it, such as:

•	increase/decrease the Face Amount

•	choose a different Life Insurance Benefit (except that a change cannot be made to Option 3)

•	choose/add/delete riders

•	change a beneficiary

•	choose/change underlying investment options

•	take a loan against or take a partial surrender from the Cash Surrender Value of the policy.

The current policyowner has the right to transfer ownership to another party/entity. The person having the right to transfer the ownership of the policy must do so by using the Company’s approved “Transfer of Ownership” form in effect at the time of the request. Please note that the completed Transfer of Ownership form must be in a form acceptable to us and be sent to VPSC at one of the addresses listed on the first page of this prospectus. When the Company records the change, it will take effect as of the date the form was signed, subject to any payment made or other action taken by the Company before recording. If the current policyowner transfers ownership to another party, or assigns the policy, the Alternative Cash Surrender Value will be terminated. (The ACSV is only in effect for a period of ten years from the Policy Date.) Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who becomes the owner of an existing policy. This means the new policyowner will be required to provide their

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name, address, date of birth, and other identifying information. A transfer of ownership request also requires that the new policyowner(s) submit financial and suitability information as well.

INSURED: This individual’s personal information determines the cost of the life insurance coverage. The policyowner also may be the Insured.

BENEFICIARY: The beneficiary is the person(s) or entity(ies) the policyowner specifies on our records to receive the proceeds from the policy. The policyowner may name his or her estate as the beneficiary.

Who is named as Policyowner and Beneficiary may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. See the discussion under “Federal Income Tax Considerations—IRC Section  101(j)—Impact on Employer-Owned Policies” for more information.

THE POLICY

The policy provides life insurance protection on the named insured, and pays Policy Proceeds when the insured dies while the policy is in effect. The policy offers: (1) flexible premium payments where you decide the timing and amount of the payment; (2) a choice of three Life Insurance Benefit Options; (3) access to the policy’s Cash Surrender Value through loans and partial surrender privileges (within limits); (4) the ability to surrender the policy within the first 10 Policy Years for the Alternative Cash Surrender Value, (5) the ability to increase or decrease the policy’s Face Amount of insurance; (6) a guarantee that the policy will not lapse during the first 10 Policy Years if the specified minimum monthly premiums have been paid; (7) additional benefits through the use of optional riders; and (8) a selection of premium and expense allocation options, consisting of 65 Investment Divisions, a Fixed Account with a guaranteed minimum interest rate, and a DCA Plus Account with a guaranteed minimum interest rate.

We will pay the designated beneficiary the Policy Proceeds if the policy is still in effect when the Insured dies. During the first 10 Policy Years we guarantee that the policy will not lapse so long as the total amount of premiums paid (less any loans and partial surrenders) is at least equal to the minimum monthly premium, shown on the Policy Data Page, multiplied by the number of months the policy has been in force. Your policy will stay in effect as long as the Cash Surrender Value of your policy is sufficient to pay your policy’s monthly deductions.

The policy offers you a choice of: (1) a level Life Insurance Benefit equal to the Face Amount of your policy, (2) a Life Insurance Benefit which varies and is equal to the sum of your policy’s Face Amount and Cash Value, or (3) a Life Insurance Benefit that varies and is equal to the sum of your policy’s Face Amount and the Adjusted Total Premium. If you choose Life Insurance Benefit Option 2, the Life Insurance Benefit will increase or decrease depending on the performance of the investment options you select. If you choose Life Insurance Benefit Option 3, the Life Insurance Benefit will increase or decrease depending on the premiums paid and any partial surrenders taken. However, in no event will your policy’s Life Insurance Benefit be less than the Face Amount of your policy. The death benefit proceeds will be reduced by any outstanding loans and accrued interest and any due and unpaid charges.

HOW THE POLICY IS AVAILABLE

LWVUL is available as a Non-Qualified policy only.

POLICY PREMIUMS

Once you have purchased your policy, you can make premium payments as often as you like and for any amount you choose, within limits. Other than the initial premium, there are no required premium payments. However, you may be required to make additional premium payments to keep your policy from lapsing. The currently available methods of payments are: direct payment to NYLIAC, pre-authorized monthly deductions from your bank, credit union or similar accounts and any other method agreed to by us. (See “Premiums” for more information.)

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CASH VALUE

The Cash Value of this policy at any time is equal to the Separate Account Value plus the value in the Fixed Account and DCA Plus Account. This amount is allocated based on the instructions we receive from you (or from the Investment Advisor on your behalf). A number of factors affect your policy’s Cash Value, including, but not limited to:

•	the amount and frequency of the premium payments;

•	the investment experience of the Investment Divisions you choose;

•	the interest credited on the amount in the Fixed Account and DCA Plus Account;

•	the amount of any partial surrenders you make (including any charges you incur as a result of such surrenders); and

•	the amount of charges we deduct.

The Cash Value is not necessarily the amount you receive when you surrender your policy. (See “Surrenders” for details about surrendering your policy.)

ALTERNATIVE CASH SURRENDER VALUE

The Alternative Cash Surrender Value (ACSV) is equal to the Cash Surrender Value of the policy plus the value of the ACSV Benefit (if any) on the date we receive your request for surrender. There is no ACSV after the 10th Policy Year.

INVESTMENT DIVISIONS, THE FIXED ACCOUNT AND DCA PLUS ACCOUNT

The balance of your premium payment after we deduct the premium charges is called your net premium. We allocate your net premium among your selected Investment Divisions available under the policy (See “Management and Organization—Funds and Eligible Portfolios” for our list of available Investment Divisions), the Fixed Account, and within limits, the DCA Plus Account, based on your instructions (or those made by the Investment Adviser on your behalf). You can choose a maximum of 21 investment options for net premium payments from among the 65 Investment Divisions (64 of which are available to all policyowners), the Fixed Account and/or DCA Plus Account.

AMOUNT IN THE SEPARATE ACCOUNT

We use the amount allocated to an Investment Division to purchase accumulation units within that Investment Division. We redeem accumulation units from an Investment Division when amounts are loaned, transferred, partially surrendered, fully surrendered, or deducted for charges or loan interest. We calculate the number of accumulation units purchased or redeemed in an Investment Division by dividing the dollar amount of the transaction by the Investment Division’s accumulation unit value. On any given day, the amount you have in the Separate Account is the value of the accumulation units you have in all of the Investment Divisions of the Separate Account. The value of the accumulation units you have in a given Investment Division equals the current accumulation unit value for the Investment Division multiplied by the number of accumulation units you hold in that Investment Division.

We determine accumulation unit values for the Investment Divisions as of the end of each Valuation Day.

ASSET ALLOCATION AND INVESTMENT ADVISORY SERVICES

If you elect to receive Advisory Services in connection with the policy, you must enter into a separate agreement with the Investment Adviser. In return, we deduct a Monthly Asset Allocation Access Charge at an annual rate of up to 0.75% of the Separate Account Value to cover the cost of these services, and the expense of making them available and administering their delivery in connection with the policy. (See also “Charges Associated with the Policy—Separate Account Charges—Monthly Asset Allocation Access Charge” for details.) There is no additional charge under the separate agreement with the Investment Adviser for the delivery of the Advisory Services. Pursuant to a sub-advisory agreement between the Investment Adviser and a sub-adviser,

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the sub-adviser will design asset allocation models and model Investment Division portfolios that correspond thereto. The sub-adviser will be compensated by the Investment Adviser for these services.

As part of the Advisory Services, your risk tolerance, investment objectives and financial goals for the policy will be assessed. The Investment Adviser will then use this information to determine an appropriate asset allocation model for the policy. The percentage of Separate Account Value that should be allocated to specific investment options will be based on that asset allocation model. This will be the basis for your premium allocation and Automatic Asset Reallocation (AAR) arrangements. The Investment Adviser will allocate all net premium and make transfers among the investment options on your behalf according to these premium allocation and AAR arrangements, if you have signed a power of attorney authorizing the Investment Adviser to do so. From time to time the Investment Adviser will revise your AAR and premium allocation in response to changes in the asset allocation model.

Advisory Services will not begin under your agreement with the Investment Adviser until the Separate Account Value is $2,500 or greater and the free-look period has ended. If Separate Account Value is less than $2,500, you will be responsible for premium and investment allocations. If you have elected to receive Advisory Services under the policy, you are not eligible to elect the Guaranteed Minimum Accumulation Benefit Rider. Conversely, if you have elected the GMAB Rider, you are not eligible to receive Advisory Services under the policy. You must also sign a power of attorney that will authorize the Investment Adviser to allocate premium, make transfers among the investment options, change your investment objective and/or risk tolerance and revise your Automatic Asset Reallocation arrangements. Once these services have begun and an asset allocation model has been selected, net premium plus any accrued interest will be allocated to the Investment Divisions in the proportions recommended by that model via the premium allocation form. The net premium resulting from additional planned or unplanned premiums payments will be allocated to the Investment Divisions in the same manner. From time to time certain changes to the asset allocation model applicable to the policy—for example, to rebalance in response to market events—may be made. When this occurs, the Investment Adviser will revise the Automatic Asset Reallocation and premium allocation and may make transfers, to correspond to the changes in the asset allocation model.

You do not need to enter into an agreement with the Investment Adviser, or use the Advisory Services, in order to purchase a LWVUL policy. You may cancel your agreement with the Investment Adviser at any time. In the event that the Advisory Services are cancelled or otherwise terminated, the Monthly Asset Allocation Access Charge will end on the Monthly Deduction Day following the date we receive your written notification of this cancellation/termination. Thereafter, you will be responsible for premium and investment allocations.

AMOUNT IN THE FIXED ACCOUNT AND DCA PLUS ACCOUNT

You can choose to allocate all or part of your net premium payments to the Fixed Account and, within limits, to the DCA Plus Account. Allocations to the DCA Plus Account may be made only during the first Policy Year.

The amount you have in the Fixed Account and/or DCA Plus Account equals:

(1) the sum of the net premium payments you have allocated to the Fixed Account and/or DCA Plus Account;

plus	(2) any transfers you have made from the Separate Account to the Fixed Account (no transfers can be made into the DCA Plus Account);

plus	(3) any interest credited to the Fixed Account and/or DCA Plus Account;

less	(4) any partial surrenders taken from the Fixed Account and/or DCA Plus Account;

less	(5) any charges we have deducted from the Fixed Account and/or DCA Plus Account;

less	(6) any transfers you have made from the Fixed Account and/or DCA Plus Account to the Separate Account.

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TRANSFERS AMONG INVESTMENT DIVISIONS, THE FIXED ACCOUNT AND DCA PLUS ACCOUNT

You can transfer all or part of the Cash Value of your policy (1) from the Fixed Account to the Investment Divisions of the Separate Account, (2) from the DCA Plus Account to the Investment Divisions of the Separate Account, (3) from the DCA Plus Account to the Fixed Account, (4) from the Investment Divisions of the Separate Account to the Fixed Account, or (5) between the Investment Divisions in the Separate Account. You cannot transfer any portion of the Cash Value of your policy from either the Investment Divisions of the Separate Account or from the Fixed Account to the DCA Plus Account. You may choose to allocate Cash Value to a maximum of 21 of the 65 Investment Divisions (64 of which are available to all policyowners), the Fixed Account and/or the DCA Plus Account. If you elect the Guaranteed Minimum Accumulation Benefit Rider, transfers from the Investment Divisions currently available as GMAB Allocation Alternatives (“GMAB Investment Divisions”) to the Fixed Account will result in proportionate reductions to the GMAB Account Value. These reductions to the GMAB Account Value can be greater than the dollar amount of these transfers. (See The Policy—Additional Benefits Through Riders and Options—Guaranteed Minimum Accumulation Benefit Rider.)

You can request a transfer under the following conditions:

•

Maximum Transfer—The maximum amount you can transfer from the Fixed Account to the Investment Divisions during any Policy Year is the greater of (1) 20% of the amount in the Fixed Account at the beginning of the Policy Year or (2) $5,000. This means, for example, if you have $50,000 in the Fixed Account, it will take you 8 years to transfer out the entire amount.

During any period when the interest rate credited on the unloaned amount in the Fixed Account is equal to the guaranteed minimum interest rate for that Account, the maximum amount you can transfer to the Fixed Account during any Policy Year is the greater of (1) 20% of the total amount in the Investment Divisions at the beginning of the Policy Year or (2) $5,000. This limit, however, will not apply if the Insured was age 80 or older on the most recent policy anniversary. If you have exceeded the transfer limit in any Policy Year during which the limit becomes effective, you cannot make any additional transfers to the Fixed Account during that Policy Year while the limit remains in effect. We will count transfers made in connection with the Dollar Cost Averaging, Automatic Asset Reallocation, and Interest Sweep options as a transfer toward these maximum limits. Transfers made in connection with DCA Plus will not count toward these maximum transfer limits.

•

Minimum Transfer—The minimum amount you can transfer from the Investment Divisions or from the Fixed Account is the lesser of (i) $500 or (ii) the total amount in the Investment Divisions or the Fixed Account.

Minimum transfer limitations do not apply on transfers made from the DCA Plus Account to the Investment Divisions or the Fixed Account.

•

Minimum Remaining Value—If a transfer will cause the amount you have in the Investment Divisions or the Fixed Account to be less than $500, we will transfer the entire amount in the Investment Divisions and/or Fixed Account you have chosen.

•

Transfer Charge—We may impose a charge of up to $30 per transfer for each transfer after the first twelve in any Policy Year. We will deduct this charge from amounts in the Investment Divisions and amounts not held as collateral for a loan in the Fixed Account in proportion to amounts in these investment options. We will not count any transfer made in connection with the Dollar Cost Averaging, Automatic Asset Reallocation, DCA Plus and Interest Sweep options as a transfer toward the twelve transfer limit.

•	How to request a transfer:

(1)	submit your request in writing on a form we approve to the Variable Products Service Center (“VPSC”) at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing);

(2)	use the Interactive Voice Response system at 800-598-2019;

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(3)	speak to a customer service representative at 800-598-2010 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. Eastern Time; or

(4)	make your request through the Virtual Service Center (VSC).

Faxed requests are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests.

Transfer requests received after 4:00 p.m. Eastern Time on a Business Day, or on a non-Business Day, will be priced as of the next Business Day. (See “Management and Organization—How to Reach Us for Policy Services” for more information.)

LIMITS ON TRANSFERS

Procedures Designed to Limit Potentially Harmful Transfers—This policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if We determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.

Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:

•	reject a transfer request from you or from any person acting on your behalf

•	restrict the method of making a transfer

•	charge you for any redemption fee imposed by an underlying Fund

•	limit the dollar amount, frequency or number of transfers.

Currently, if you or someone acting on your behalf requests either by telephone or electronically transfers into or out of one or more Investment Divisions on three or more days within any 60-day period, we will send you a letter notifying you that a transfer limitation has been exceeded. If we receive an additional transfer request that would result in transfers into or out of one or more Investment Divisions on three or more days within any 60-day period, We will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made through the U.S. mail or an overnight courier and received by VPSC at one of the addresses listed on the first page of this prospectus. We will provide you with written notice when we take this action.

We currently do not include the following transfers in these limitations, although we reserve the right to include them in the future: transfers to and from the Fixed Account, the first transfer into the Investment Divisions at the expiration of the free look period, the first transfer out of the MainStay VP Cash Management Investment Division within six months of the issuance of a policy, and transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Reallocation, and Interest Sweep options.

We may change these limitations or restrictions or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the Issue Date of your policy. All transfers are subject to the limits set forth in the prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that We may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

We apply our limits on transfers procedures to all owners of this policy without exception.

Orders for the purchase of Eligible Portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Eligible Portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request we reject or

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reverse. You should read the Fund prospectuses for more details regarding their ability to refuse or restrict purchases or redemptions of their shares. In addition, a Fund may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

If you elect to receive Advisory Services in connection with your policy, the Investment Adviser, as your representative, will be subject to the same limits on policyholder activity that apply to you. All transactions generated by the Investment Adviser with respect to your policy will be deemed to have been authorized by you.

Risks Associated with Potentially Harmful Transfers—Our procedures are designed to limit potentially harmful transfers. However, We cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

•

We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.

•	Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

(1) The underlying Eligible Portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Eligible Portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Eligible Portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

(2) The purchase and redemption orders received by the underlying Eligible Portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by us. The nature of these combined orders may limit the underlying Eligible Portfolios’ ability to apply their respective trading policies and procedures. In addition, if an underlying Eligible Portfolio believes that a combined order we submit may reflect one or more transfer requests from policyowners engaged in potentially harmful transfer activity, the underlying Eligible Portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Funds may request information on individual policyowner transactions and may impose restrictions on individual policyowner transfer activity.

•

Other insurance companies, which invest in the Eligible Portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose variable investment options correspond to the affected underlying Eligible Portfolios.

•	Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

(1)	an adverse effect on Portfolio management, such as:

a)	impeding a Portfolio manager’s ability to sustain an investment objective;

b)	causing the underlying Eligible Portfolio to maintain a higher level of cash than would otherwise be the case; or

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c)	causing an underlying Eligible Portfolio to liquidate investments prematurely (or otherwise at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying Eligible Portfolio.

(2)	increased administrative and Fund brokerage expenses.

(3)	dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Eligible Portfolio are made when, and if, the underlying Eligible Portfolio’s investments do not reflect an accurate value (sometimes referred to as “time-zone arbitrage” and “liquidity arbitrage”).

OPTIONS AVAILABLE AT NO ADDITIONAL CHARGE

DOLLAR COST AVERAGING

Dollar Cost Averaging is a systematic method of investing that allows you to purchase shares of any Investment Division(s) at regular intervals in fixed dollar amounts so that the cost of your shares is averaged over time and over various market cycles. You can elect this option as long as the Cash Value is $2,500 or more. To set up Dollar Cost Averaging, you must send a completed Dollar Cost Averaging form to VPSC at one of the addresses listed on the first page of this prospectus. (See the SAI for more information.)

DOLLAR COST AVERAGING PLUS ACCOUNT (“DCA Plus Account”) (May Be Discontinued At Any Time)

The Dollar Cost Averaging Plus (DCA Plus) program permits you to set up automatic dollar cost averaging using the DCA Plus Account when an initial premium payment (minimum $1,000) is made. The DCA Plus Account must be elected at the time your policy is issued. (See the SAI for more information.)

AUTOMATIC ASSET REALLOCATION

If you choose this feature, we will reallocate your assets automatically on a schedule you select among the Investment Divisions in order to maintain a predetermined percentage invested in the Investment Division(s) you have selected. You can elect this option as long as the Separate Account Value is $2,500 or more. You must select this feature if the Investment Adviser provides Advisory Services. To set up Automatic Asset Reallocation (AAR), you must send a completed form to VPSC at one of the addresses listed on the first page of the prospectus. You may authorize your Registered Representative, registered service assistant, or the Investment Adviser to revise your AAR arrangement. Your AAR will be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at that time to be consistent with your fund transfer and premium allocation changes. If your AAR is cancelled, the Monthly Asset Allocation Access Charge (if applicable) will end on the Monthly Deduction Day following the date we receive your written notification of this cancellation.

INTEREST SWEEP

You can instruct us to periodically transfer the interest credited to the Fixed Account into the Investment Division(s) you specify. You can elect this option as long as the amount in the Fixed Account is $2,500 or more. To set up Interest Sweep, you must send a completed form to VPSC at one of the addresses listed on the first page of the prospectus. (See the SAI for more information.)

EXPENSE ALLOCATION

At any time, you can choose how to allocate certain policy expenses. (See “Charges Associated with the Policy—Deductions from Cash Value” for details.)

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UPROMISE ACCOUNT RIDER (available only at the time of application, in jurisdictions where approved)

The Upromise Rider is available for Policies funded directly by you (non-Section 1035 exchanged policies). For you to qualify for the benefit of this Rider, We require that you either have a valid Upromise Account at the time of application, or that you open one within 90 days of the policy delivery date, and that you register the policy with Upromise within 90 days of the policy delivery date. Once We confirm that you have met all requirements, We will deposit the amount of $25 into your Upromise Account no sooner than 30 days but no later than 60 days from the date you register the policy with Upromise. (See the SAI for more information.)

ADDITIONAL BENEFITS THROUGH RIDERS AND OPTIONS

Subject to jurisdictional availability, you can apply for additional benefits by selecting one or more optional riders. With the exception of the Insurance Exchange Rider, Living Benefits Rider (LBR), the Spouse’s Paid-Up Insurance Purchase Option Rider, the Overloan Protection Rider, and the Pre-Approved Increase Rider, which are available without any monthly charges, any riders you choose will have their own charges. A one-time charge will be assessed if the Living Benefits Rider and Overloan Protection Rider is exercised and a payment may be required if the Insurance Exchange Rider is exercised. (See “Table of Fees and Expenses” for more information.) The Guaranteed Minimum Death Benefit Rider, Insurance Exchange Rider, Spouse’s Paid-Up Insurance Purchase Option Rider and Guaranteed Minimum Accumulation Benefit Rider must be elected when the policy is issued, subject to age and/or underwriting restrictions.

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Pre-Approved Increase Rider: As long as this rider is in effect, you may apply for a preapproved Face Amount increase to the policy, subject to our recommendation, during the first 20 policy years (other than the first) or before the policy anniversary on which the Insured is 65 years of age, whichever is earlier. Our recommendations will result from a review of your need for a Face Amount increase based on standards uniformly applied to all policyholders. No evidence of insurability will need to be submitted with your application for any pre-approved Face Amount increases. The increases will be subject to an annual limit of 10% of the policy’s initial face amount or $100,000 (whichever is less) and a total limit of 50% of the policy’s initial Face Amount or $500,000 (whichever is less). If within three (3) years of our recommendation to increase the Face Amount of the policy, you do not apply for the lesser of (a) the full amount of that recommended increase or (b) the maximum amount of pre-approved increases available during that three (3) year period, the rider will end and you will no longer be eligible to apply for and receive a pre-approved Face Amount increase to the policy or a recommendation for such face amount increase.

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Guaranteed Minimum Death Benefit Rider: As long as this rider is in effect and the benefit period has not expired, this rider guarantees that your policy will not lapse even if the policy’s Cash Surrender Value is insufficient to cover the current monthly deduction charges. This rider requires that you make certain premium payments into your policy.

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Living Benefits Rider (also known as Accelerated Death Benefits Rider in most jurisdictions): Under this rider, if the Insured has a life expectancy of 12 months or less, you can request a portion or all of the Policy Proceeds as an accelerated death benefit.

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Life Extension Benefit Rider: This rider provides that on the policy anniversary on which the insured is age 95, the life insurance benefit will continue to be equal to the Life Insurance Benefit of the policy on the date of the insured’s death. The charge for this rider will be deducted on each Monthly Deduction Day beginning on the policy anniversary on which the insured is age 85.

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Spouse’s Paid-Up Insurance Purchase Option Rider: Upon the Insured’s death, this rider allows a spouse who is the named beneficiary to purchase a new paid-up whole life insurance policy on his or her own life without evidence of insurability.

•	Accidental Death Benefit Rider: This rider provides an additional death benefit if the Primary Insured’s death was caused directly, and apart from any other cause, by accidental bodily injury.

•	Children’s Insurance Rider: This rider provides a level term insurance benefit on a child, stepchild, or

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legally adopted child of the insured (a “covered child”) who is at least 16 days old and no older than age 18 at the time of issue, and is proposed and accepted for coverage. Insurance on each covered child ends on the earlier of the policy anniversary on which the covered child is age 25 or the policy anniversary on which the insured under the policy is, or would have been, age 65.

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Insurance Exchange Rider: This rider allows you to exchange the policy for a new NYLIAC variable universal life policy issued on a new insured using values from your original policy. This rider is included in the policy at no additional cost. This rider is not included in the policy if you elect the Guaranteed Minimum Accumulation Benefit Rider. (See “Insurance Exchange Rider (VUL Policies Only)” in the SAI for more information about the tax considerations of exercising this rider.) This rider may only be exercised once under the Policy. To exercise this rider, you must send a completed Insurance Exchange Rider form to VPSC at one of the addresses listed on the first page of this prospectus.

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Monthly Deduction Waiver Rider: This rider provides for the waiver of monthly deduction charges if the Primary Insured becomes totally disabled. This rider will end on the policy anniversary on which the insured is age 65. When disability begins on or before age 60 and continues to age 65, deductions will be waived to age 100. If disability begins after age 60 and before age 65, deductions will be waived to age 65. Deductions will not be waived for a disability beginning on or after age 65. If you elect the Monthly Deduction Waiver rider, you may not also elect the Waiver of Specified Premium rider.

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Term Insurance on Other Covered Insured Rider: This rider provides term insurance on one or more members of the Primary Insured’s immediate family (generally, the spouse and/or children of the insured).

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Overloan Protection Rider: Subject to state availability, your policy will include the Overloan Protection Rider provided that you have elected the Guideline Premium Test as the policy’s Life Insurance Qualification Test. (See “Policy Payment Information — Life Insurance Benefit Options.”) When activated, the Overloan Protection Rider guarantees that your policy will not lapse even if the policy’s Cash Surrender Value is insufficient to cover the current monthly deduction charges.

In order to activate the Overloan Protection Rider you must provide us with a written request. A one-time charge will be deducted from the policy’s Cash Value on the activation date. There is no charge if the Rider is never activated. In addition, the following conditions must be met upon receipt of your written request:

•	The base policy must be in effect for at least 15 years.

•	The insured must be at least age 75.

•	The Life Insurance Benefit Option elected under the base policy is Option 1.

•	The loan value exceeds the Face Amount of the policy in effect at the time of activation.

•	The loan value must be equal to or less than 99% of the policy Cash Value after the deduction of the one time rider charge.

•	Activation of the rider cannot cause the policy to violate the Guideline Premium Test (GPT) at any duration.

We will mail a notice to you at your last known address at least 31 days before the end of the policy late period to notify you that the Overloan Protection Rider can be activated. The Overloan Protection Rider will be effective on the Monthly Deduction Day following your written request to activate. Once in effect, the Overloan Protection Rider will prevent your policy from ending. The following changes to your policy will take effect.

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The Life Insurance Benefit Option must be Option 1. If Option 1 is not in effect, it is permanently changed to Option 1 and the Face Amount of the policy will be changed to 101% of the policy’s Cash Value.

•	Any Cash Value under the policy that is not invested in the Fixed Account will be transferred to

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the Fixed Account.

•	Any riders, except the Overloan Protection Rider, will end.

•	No further policy changes, premium payments, transfers, partial surrenders, or full surrenders will be allowed.

•	No additional loans or loan repayments will be permitted.

•	Loan interest will continue to accrue.

•	No further Monthly Deductions will be taken.

This policy may be purchased with the Overloan Protection Rider, with the intention of accumulating cash value on a tax-free basis over some period (such as, until retirement) and then periodically borrowing from the Policy without allowing the Policy to lapse. Anyone contemplating the purchase of the Policy with the intention of pursuing this strategy or otherwise exercising the “overloan protection” provided under the Overloan Protection Rider should be aware that, among other risks, it has not been ruled on by the IRS or the courts and it may be subject to challenge by the IRS, since it is possible that the loans will be treated as taxable distributions when the Overloan Protection Rider is activated. Moreover, exercising the Overloan Protection Rider may cause your policy to become a modified endowment contract. If your policy becomes a modified endowment contract, all distributions (including loans) made in the Policy Year in which your policy becomes a modified endowment contract and thereafter will be subject to the rules for modified endowment contracts (for a discussion of these rules, see “Federal Income Tax Considerations—Modified Endowment Contract Status”). In addition, any distributions (including loans) made within two Policy Years prior to the date on which your policy becomes a modified endowment contract will be subject to these special rules. For these purposes, loans include additional accrued and unpaid interest on existing policy loans. For these reasons, you should consider very carefully, after consultation with your tax advisor, whether to exercise the Overloan Protection Rider.

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Upromise Account Rider: Where available, and assuming you meet the conditions of the rider, we will deposit $25 into your Upromise Account. We discuss this rider under “Options Available At No Additional Charge.”

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Guaranteed Minimum Accumulation Benefit Rider (Available May 29, 2012): Subject to state availability, the Guaranteed Minimum Accumulation Benefit (GMAB) Rider provides a guarantee that at the end of the 12th Policy Year, your Separate Account Value will not be less than the value of the GMAB Account minus any unpaid loans and accrued loan interest (“Adjusted GMAB Account Value”).

Rider Eligibility and Investment Restrictions: To be eligible for this Rider, you must allocate all of your cash value to any one of the following GMAB Allocation Alternatives:

MainStay VP Convertible—Initial Class

MainStay VP Conservative Allocation—Initial Class

MainStay VP Balanced—Initial Class

MainStay VP Bond—Initial Class

MainStay VP Cash Management

MainStay VP Flexible Bond Opportunities—Initial Class

MainStay VP Floating Rate—Initial Class

MainStay VP Government—Initial Class

MainStay VP High Yield Corporate Bond—Initial Class

MainStay VP Income Builder—Initial Class

MainStay VP Janus Balanced—Initial Class

MainStay VP MFS® Utilities—Initial Class

MainStay VP Moderate Allocation—Initial Class

MainStay VP Moderate Growth Allocation—Initial Class

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MainStay VP PIMCO Real Return—Initial Class

BlackRock® Global Allocation V.I. Fund—Class III Shares

Fixed Account

DCA Plus Account

If you allocate your cash value to any investment option other than the GMAB Allocation Alternatives, the GMAB rider will end and you will be subject to a cancellation fee. (See the SAI for limited exceptions to these investment restrictions.) Although the investment restrictions required by the GMAB Rider generally provide protection against decreases in the policy’s Separate Account Value due to negative investment performance, please note that they may also limit your full participation in positive investment performance. Other investment options that are available if you do not select the GMAB Rider may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the investment restrictions required by the GMAB Rider meet your investment objectives and risk tolerance. You are not eligible for the GMAB Rider if you have elected to receive Advisory Services under the policy or if you have elected the Cash Value Accumulation Test as the policy’s Life Insurance Qualification Test.

Rider Charges and Fees: Each month, while the Rider is active and the Adjusted GMAB Account Value is greater than zero, we will deduct a GMAB Rider Charge based on the Adjusted GMAB Account Value. We can increase this charge, but we guarantee that the GMAB Rider Charge will never exceed 1.50% of the Adjusted GMAB Account Value on an annualized basis. The current rate will be set by us, in advance, at least once a year. We will not deduct the GMAB Rider Charge if the Adjusted GMAB Account Value is zero or less. A cancellation fee of no more than 2% of the Adjusted GMAB Account Value may apply if the Rider is canceled prior to the end of the 12th Policy Year.

GMAB Account Value: The GMAB Account Value is only a shadow account value that is not available for payment of any monthly deductions from cash value and/or separate account charges; loans or loan repayments; surrenders, partial surrenders or periodic partial withdrawals; premium payments; or to reinstate a policy. You will not receive the GMAB Account Value on a 1035 exchange or other policy exchange, or as part of a Life Insurance Benefit payment (other than those that may be paid in connection with Section 7702 of the IRC).

The initial GMAB Account Value is equal to the initial net premiums allocated to the Investment Divisions currently available as GMAB Allocation Alternatives (“GMAB Investment Divisions”). On any Monthly Deduction Day thereafter, a calculation equal to (a + b + c – d – e – f + g) will be performed to determine the GMAB Account Value, where:

a =	the GMAB Account Value on the prior Monthly Deduction Day;

b =	the sum of all net premiums allocated to the GMAB Investment Divisions since the prior monthly deduction day;

c =	any amounts transferred (or otherwise added) to the GMAB Investment Divisions since the prior Monthly Deduction Day;

d =	the portion of the monthly deductions from cash value and separate account charges (including the GMAB Rider Charge) deducted from the GMAB Investment Divisions on that Monthly Deduction Day:

e =	the amount of any GMAB Proportional Transfer(s) made since the prior Monthly Deduction Day;

f =	the amount of any GMAB Proportional Withdrawal(s) taken since the prior monthly Deduction Day; and

g =	the product of (i) x (ii) where:

(i) =	the GMAB Interest Rate; and

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(ii) =	(a + b + c – d – e – f) minus any outstanding loans and accrued loan interest.

The GMAB Interest rate will never be less than 2% on an annualized basis. For purposes of calculating the GMAB Account Value, any amounts you are permitted to retain in certain discontinued GMAB Allocation Alternatives will be counted as cash value held in the GMAB Investment Divisions. (See the SAI for further information on discontinued GMAB Allocation Alternatives.) A GMAB Proportional Transfer is equal to the amount you transfer (or is otherwise deducted) from the GMAB Investment Divisions to the Fixed Account, divided by the cash value attributable to the GMAB Investment Divisions immediately preceding this transfer, multiplied by the GMAB Account Value on the effective date of the transfer. A GMAB Proportional Withdrawal is equal to the sum of the partial surrenders (including associated fees or charges, if any) deducted from the GMAB Investment Divisions, divided by the cash value attributable to the GMAB Investment Divisions immediately preceding the surrender, multiplied by the GMAB Account Value on the effective date of the surrender.

The GMAB Account Value may be less than the Separate Account Value of the policy and may be less than the total premiums paid. This may occur due to the impact on the GMAB Account Value of: (1) monthly deductions from cash value and separate account charges; (2) GMAB Proportional Transfers and Withdrawals; and (3) higher returns in the Separate Account Investment Divisions compared to the 2% annualized return on the GMAB Account Value.

The GMAB Account Value does not include any amounts allocated, or that you subsequently transfer from the GMAB Investment Divisions, to the Fixed Account. Partial surrenders deducted from the cash value attributable to the GMAB Investment Divisions and transfers from the GMAB Investment Divisions to the Fixed Account will result in proportionate reductions to the GMAB Account Value. These reductions to the GMAB Account Value can be greater than the dollar amount of these surrenders or transfers.

Rider Benefit: At the end of the 12th Policy Year, if the Separate Account Value is less than the Adjusted GMAB Account Value, the Separate Account Value will be increased to equal the Adjusted GMAB Account Value (“Rider Exercise”). Any increase to the Separate Account Value will be divided equally among your current allocations to the GMAB Investment Divisions on the date of the increase. None of this increase will be allocated to a discontinued GMAB Allocation Alternative. If the Separate Account Value is more than the Adjusted GMAB Account Value at this date, the Separate Account Value will not be increased. If the Insured dies while the GMAB Rider is in effect, but before Rider Exercise, the GMAB Rider will end and you will not receive the GMAB Account Value as part of a Life Insurance Benefit (other than those that may be paid in connection with Section 7702 of the IRC).Because the GMAB Rider generally provides protection against decreases in the policy’s Separate Account Value due to negative investment performance, this Rider may not be a benefit to you if all or most of your cash value is allocated to the Fixed Account. You should elect this Rider only if you have, or intend to have, most or all of your cash value allocated to the GMAB Investment Divisions. The Rider does not guarantee a return of principal.

This Rider will provide no benefit if you surrender the policy (or cancel the Rider) before the end of the 12th Policy Year. You should select this Rider only if you intend to keep the LWVUL policy for at least twelve years. This Rider also provides no benefit if the policy lapses, even if the Adjusted GMAB Account Value is greater than the Separate Account Value.

Anniversary Option: At the end of the 12th Policy Year, you have the option to elect another benefit period under the GMAB Rider available at that time if we receive your election notice by the date specified in the Rider. The GMAB Rider Charge and the GMAB Interest Rate for the new GMAB Rider will be based on the rates then in effect.

Impact of Surrenders: As noted above, partial surrenders will reduce the GMAB Account Value and the GMAB Rider Charge. Set forth below is an example of how the benefit of the GMAB Rider would be affected by surrender activity.

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For a LWVUL policy with a $250,000 Face Amount and a Separate Account Value of $80,000 and a GMAB Account Value of $100,000, if a policyholder requested a partial withdrawal of $8,000 in Policy Year 8:

•	the Separate Account Value would be reduced by $8,000 to $72,000 ($80,000 minus the portion of any partial surrender deducted from the Separate Account); and

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the GMAB Account Value would be reduced by $10,000—the amount of the GMAB Proportional Withdrawal—to $90,000 (the amount of the partial surrender deducted from the GMAB Investment Divisions ($8,000) divided by the cash value attributable to the GMAB Investment Divisions immediately prior to the partial surrender ($80,000), multiplied by the GMAB Account Value on the effective date of the partial surrender ($100,000)).

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Waiver of Specified Premium (WSP) Rider (Available May 29, 2012): Subject to state availability, this rider will pay, on each Monthly Deduction Day, a specified premium amount (the "WSP Amount") into the policy if the insured suffers from a total disability (lasting at least six (6) consecutive months) while the WSP Rider is in force. We will deduct a sales expense charge from any WSP Amount. The first benefit payment will include a one-time lump sum that covers any WSP Amount that would have been paid from the beginning of the insured's total disability. We will also return any WSP Rider charges that were deducted during this period. We will pay the WSP Amount until: (a) the period of total disability ends; (b) the policy anniversary on which the insured is age 65; or (c) the policy ends or is surrendered, whichever comes first. Monthly WSP rider charges are waived during any period when the WSP Amount is being paid. The WSP Rider is available for issue ages from 0-59. Note: Payment of the WSP Amount is no guarantee that your LWVUL policy will not lapse. You may be required to pay additional premiums during a period of total disability to maintain the policy in force.

At Rider issue, the WSP Amount is based on: (a) the Face Amount of the policy; (b) the Face Amount of any life insurance issued under certain covered rider(s) (the "Applicable Riders"); and (c) the Insured's issue age, gender at birth, and risk classification. The WSP Amount may not be greater than $12,500 on a monthly basis. Subject to this maximum, if changes occur that increase or decrease the Face Amount of the policy or any Applicable Rider; add or terminate an Applicable Rider; or modify the insured's class of risk, the WSP Amount will vary accordingly. The WSP Amount will not increase or decrease during a period of total disability, but it will be recalculated (if necessary) to account for any changes affecting that amount if the disability period ends. The monthly rider charge is calculated by multiplying the WSP Amount by a rate that is based on the Insured’s gender at birth and age at rider issue and/or at the time of any changes to the WSP Amount. In addition, certain underwriting risks—including the insured’s medical condition, occupation or avocation—may increase the monthly rider charge, if applicable. Although the monthly rider charge can vary, it will never be greater than $217.50 per $1,000 of WSP Amount.

You may cancel the rider at any time by sending us a signed notice. The rider ends on the earlier of any of the following events: when the policy ends, when the policy is surrendered, or on the policy anniversary on which the insured is age 65. If you elect the WSP Rider, you may not also elect the Monthly Deduction Waiver rider.

(See the SAI for more information about riders and options.)

MATURITY DATE

Unless the Life Extension Benefit Rider is in effect, beginning on the policy anniversary on which the insured is age 95, the policy’s existing Life Insurance Benefit will no longer apply. Instead, your Life Insurance Benefit will be changed to equal the Cash Value of your policy. Once this change takes place, your Life Insurance Benefit will not change.

One year before your policy’s maturity date, we will notify you that on your maturity date you may elect either:

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(1)	to receive the Cash Surrender Value of your policy; or

(2)	to continue the policy without having to pay any more cost of insurance charges or monthly contract fees.

If you do not make an election, the policy will be continued. If the policy is continued, we will continue to assess the Mortality and Expense Risk charge and the Monthly Asset Allocation Access Charge (if applicable) on the Cash Value remaining in the Investment Divisions, and Fund charges. No further planned or unplanned premiums will be allowed. Any riders attached to the policy will end. The federal income tax treatment of a life insurance policy is uncertain after the insured is age 95 (age 100 if the Life Extension Benefit Rider is in effect). See “Federal Income Tax Considerations” for more information.

If you choose to surrender your policy, you must submit a written notification, in a form acceptable to us, to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

Please consult your tax advisor regarding the tax implications of these options.

If your policy is still in effect when the insured dies, we will pay the Policy Proceeds to the beneficiary.

TAX-FREE “SECTION 1035” INSURANCE POLICY EXCHANGES

Generally, you can exchange one life insurance policy for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code (“IRC”). Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. Also, some charges may be higher (or lower), and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all of the facts, that the exchange is in your best interest.

Because the final surrender value of your existing policy will be calculated once the new life insurance policy has been approved for issuance, this final surrender value may be impacted by increases or decreases in policy values that result from market fluctuations during the period between submission of the exchange request and actual processing. The final surrender value may be calculated several Business Days after we receive your exchange request. Please consult your current insurer for options to potentially mitigate market exposure during this period. In addition, as we will not issue the new policy until we have received an initial premium from your existing insurance company, the issuance of the policy in an exchange could be delayed.

24-MONTH EXCHANGE PRIVILEGE

Within the first 24 months after the Issue Date of your policy, if you decide that you do not want to own a variable policy, you can either: (1) transfer the entire Cash Value to the Fixed Account of your policy, or (2) exchange your policy for a new permanent plan of life insurance that we (or one of our affiliates) offer for this purpose. The new policy will have the same Issue Date, issue age, risk classification, and initial Face Amount as your original policy, but will not offer variable investment options such as the Investment Divisions.

In order to exchange your policy:

•	your policy must be in effect on the date of the exchange;

•	you must repay any unpaid loan (including any accrued loan interest); and

•	you must submit a written request in a form acceptable to us to VPSC at one of the addresses listed on the first page of this prospectus.

We will process your request for an exchange on the later of: (1) the date you send in your written request along with your policy, or (2) the Business Day on which we receive the necessary loan payment for your exchange at VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). The policy exchange will be effective on the later of these two dates. The amount applied to your new policy will be the policy’s Cash Value plus a refund of all cost of insurance charges taken

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as of the date of the exchange. The ACSV Benefit (if any) will not be applied to your new policy. Because policy values may increase or decrease due to market fluctuations during the period between submission of the exchange request and actual processing, the Cash Value applied to your new policy may be impacted. Please consult your registered representative for options to potentially mitigate market exposure during the time it will take to process the exchange. We will require you to make any adjustment to the premiums and Cash Value of your variable policy and the new policy, if necessary.

When you exchange your policy, all riders and benefits for that policy will end, unless otherwise required by law. Requests received after 4:00 pm (Eastern Time) on a Business Day, or on a non-Business Day, will be processed as of the next Business Day.

PREMIUMS

For the purpose of determining whether we require additional underwriting when accepting a premium payment, we classify your premium payments as planned or unplanned premiums.

The currently available methods of payments are: direct payment to NYLIAC, pre-authorized monthly deductions from your bank, credit union or similar accounts or any other method agreed to by us.

Acceptance of initial and subsequent premium payments is subject to our suitability standards.

PLANNED PREMIUM

When you apply for your policy, you select a premium payment schedule, which indicates the amount and frequency of premium payments you intend to make. The premium amount you select for this schedule is called your “planned premium.” It is shown on the Policy Data Page. Factors that should be considered in determining your premium payment are: age, underwriting class, gender, policy Face Amount, Investment Division performance, loans, and riders you add to your policy.

You can make additional planned or unplanned premium payments at any time up to the Insured’s attainment of age 95. We will require one or more additional premium payments in the circumstance where the Cash Surrender Value of your policy is determined to be insufficient to pay the charges needed to keep your policy in effect. Should the additional payment(s) not be made, your policy will lapse.

UNPLANNED PREMIUM

An unplanned premium is a payment you make that is not part of the premium schedule you choose.

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While the insured is living, you may make unplanned premium payments at any time before the policy anniversary on which the insured is age 95. You can make up to 12 unplanned premium payments in any policy year. However, if payment of an unplanned premium will cause the Life Insurance Benefit of your policy to increase more than the greater of (a) the increase in the Cash Value or (b) the increase in the Alternative Cash Surrender Value of your policy, we may require proof of insurability before accepting that payment and applying it to your policy. The Life Insurance Benefit increase may occur in order for your policy to continue to qualify as life insurance under the IRC.

•	If you exchange another life insurance policy to acquire this policy under IRC Section 1035, we will treat the proceeds of that exchange as an unplanned premium.

•	The minimum unplanned premium amount we allow is $50.

As noted above, we may limit the number and amount of any unplanned premium payments. Unplanned premiums must be sent to NYLIAC at one of the addresses listed on the first page of this prospectus. Acceptance of initial and subsequent premium payments is subject to our suitability standards.

RISK OF MINIMALLY FUNDED POLICIES

You can make additional planned or unplanned premium payments at any time up to the Insured’s attainment of age 95 (age 100 if the Life Extension Benefit Rider is in effect). We will require one or more additional premium payments in the circumstance where the Cash Surrender Value of your policy is

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determined to be insufficient to pay the charges needed to keep your policy in effect. Should the additional payment(s) not be made, your policy will lapse.

Although premium payments are flexible, you may need to make subsequent premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect. A policy that is maintained with a Cash Surrender Value just sufficient to cover deductions and charges, or that is otherwise minimally funded, is more likely to be unable to maintain its Cash Surrender Value because of market fluctuation and performance-related risks. When determining the amount of your planned premium payments, you should consider funding your policy at a level that has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations. (Your policy can lapse even if you pay all of the planned premiums on time.)

TIMING AND VALUATION

Your premium will be credited to your policy on the Business Day that it is received, assuming it is received prior to the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time. Any premiums received after that time will be credited to your policy on the next Business Day.

The Fund assets making up the Investment Divisions will be valued only on those days that the NYSE is open for trading. Generally, the NYSE is closed on Saturdays, Sundays and major U.S. holidays.

FREE LOOK

You have the right to cancel your policy, within certain limits. Under the Free Look provision of your policy, in most jurisdictions, you have 20 days after you receive your policy to return it and receive a refund. You can cancel increases in the Face Amount of your policy under the same time limits. (See “State Variations” for state-by-state details.) To receive a refund, you must return the policy to the VPSC at one of the addresses noted on the first page of the prospectus (or any other address we indicate to you in writing) or to the registered representative from whom you purchased the policy, along with a written request for cancellation in a form acceptable to us.

We will allocate premium payments you make with your application or during the Free Look period to our General Account until the end of the free look period. On the Business Day following the free look period, we will allocate the net premium plus any accrued interest to the Investment Divisions you have selected (or that have been selected on your behalf by the Investment Adviser).

If you cancel your policy, however, we will pay you only the greater of (a) your policy’s Cash Value calculated as of the Business Day either the VPSC or the registered representative through whom you purchased it receives the policy along with the written request for cancellation, or (b) the total premium payments you have made, less any loans and any partial surrenders you have taken.

If you cancel an increase in Face Amount of your policy, we will refund the premium payments you have paid in excess of the planned premiums that are allocated to the increase, less any part of the excess premium payments that we have already paid to you.

PREMIUM PAYMENTS

Premium payments must be mailed to: NYLIAC, 75 Remittance Drive, Suite 3021, Chicago, IL 60675-3021 or by express mail to NYLIAC, Suite 3021, c/o The Northern Trust Bank, 350 North Orleans Street, Receipt & Dispatch, 8th Floor, Chicago, IL 60654. Acceptance of initial and subsequent premium payments are subject to our suitability standards.

The currently available methods of payment are: direct payment to NYLIAC, pre-authorized monthly deductions from your bank, credit union or similar accounts and any other method agreed to by us.

When we receive a premium payment, we deduct the sales expense, state premium tax, and federal tax charges that apply. The balance of the premium is called the “net premium.” We apply your net premium to the Investment Divisions, the Fixed Account and/or DCA Plus Account, according to your instructions (or the instructions that the Investment Adviser provides on your behalf).

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If you elect the Guideline Premium Test (“GPT”) to determine whether your policy qualifies as life insurance under IRC Section 7702, we may limit your premium payments. If the premiums paid during any Policy Year exceed the maximum amount permitted under the GPT, we will return to you the excess amount within 60 days after the end of the Policy Year. The excess amount of the premiums we return to you will not include any gains or losses attributable to the investment return on those premiums. We will credit interest at a rate of not less than 3% on those premiums from the date such premiums cause the policy to exceed the amount permitted under the GPT to the date we return the premiums to you. (See “Policy Payment Information—Life Insurance Benefit Options” for more information.)

Premium payments made during the free look period are applied to the General Account. After this period is over, we allocate the net premium, along with any interest credited, to the Investment Divisions of the Separate Account, the Fixed Account, and/or the DCA Plus Account according to the most recent premium allocation election you have given us. You can change the premium allocation any time you make a subsequent premium payment by submitting a revised premium allocation form to one of the addresses listed for payment of subsequent premiums on the first page of this prospectus. Your revised premium allocation selection will be effective as of the Business Day the revised premium allocation is received by VPSC at one of the addresses listed on the first page of this prospectus. Premium allocation selections received after market close will be effective the next Business Day. The allocation percentages must be in whole numbers. (See also “Management and Organization—Registered Representative and Investment Adviser Actions.”)

CHECK-O-MATIC

Check-O-Matic is a service that allows you to authorize monthly electronic deductions from your checking account in order to make premium payments. You can select any day of the month to initiate drafts except the 29th, 30th and 31st. If a draft date is not selected, it will be the Policy Date. A voided blank check must be forwarded along with an application to begin Check-O-Matic. To set up the Check-O-Matic feature, you must submit your request in writing on a form we approve to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

PREMIUM PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

If your premium payment is returned by the bank for insufficient funds, we will reverse the investment options you have chosen and charge you a $20 fee for each returned payment. In addition, if we incur any losses as a result of a returned payment, we will deduct the amount of the loss from your policy’s Cash Value. If an electronic (“Check-O-Matic”) premium withdrawal is returned for insufficient funds for two consecutive months, this premium payment arrangement will be suspended until you provide written notification in a form acceptable to us to VPSC at one of the addresses listed on the first page of this prospectus that you wish to resume the arrangement and we agree to do so.

POLICY PAYMENT INFORMATION

WHEN LIFE INSURANCE COVERAGE BEGINS

If you have coverage under a conditional temporary agreement and if the policy is issued, the policy will replace the temporary coverage. Your coverage under the policy will be deemed to have begun on the Policy Date.

In all other cases, if the policy is issued, coverage under the policy will take effect when we receive the initial premium payment that you are required to make when the policy is delivered to you. You can call 1-800-598-2019 to determine if we have received your premium payment.

The monthly deduction of charges will begin on the first Monthly Deduction Day. If the Policy Date is prior to the Issue Date, the first Monthly Deduction Day will be the first occurrence of the Monthly Deduction Day after the Issue Date of the policy. In this case, the deduction made on the first Monthly Deduction Day will cover the period from the Policy Date until the first

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Monthly Deduction Day, as if the policy were issued on the Policy Date. However, if we have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the date we receive the initial premium payment.

CHANGING THE FACE AMOUNT OF YOUR POLICY

You can request to increase or decrease the Face Amount of your policy under certain circumstances once it is in force. The requested increase must be $5,000 or more, but cannot cause the policy’s Face Amount to exceed our maximum limit on the risk we retain—a limit that we set at our discretion. The Face Amount of your policy affects the Life Insurance Benefit to be paid.

To increase the Face Amount of your policy, you must either contact your registered representative or send a written request, in a form acceptable to us, to VPSC at one of the addresses listed on the first page of this prospectus. Any increase to the policy’s Face Amount is subject to underwriting and our approval. If an increase to the policy’s Face Amount is approved, we will increase the Face Amount on the Monthly Deduction Day on or after the date we approve the increase. You may not make an increase to the policy’s Face Amount in the first Policy Year or if the Insured is older than 80.

You should consider the following consequences when increasing the Face Amount of your policy:

•	additional cost of insurance charges;

•	an additional per-thousand face amount charge;

•	a new suicide and contestability period applicable only to the amount of any increase;

•	a change in the life insurance percentage applied to the entire policy under Section 7702 of the IRC; and

•	a possible new seven-year testing period for modified endowment contract status.

Under certain circumstances, it may be more advantageous to purchase additional term insurance rather than increasing the policy’s Face Amount.

You have the opportunity to apply for additional Face Amount increases to your policy without underwriting, subject to our recommendation, during the first 20 Policy Years (except the first) or until the Insured is 65 years old, whichever is earlier, if you have elected the Pre-Approved Increase Rider. (See “Description of the Policy—Additional Benefits Through Riders and Options—Pre-Approved Increase Rider” for details.)

Under certain circumstances, you can request a decrease in the Face Amount of your policy. To decrease the Face Amount of your policy, you must send a written request, in a form acceptable to us, to VPSC at one of the addresses listed on the first page of this prospectus. You should consider the following possible consequences when decreasing the Face Amount of your policy:

•	a change in the total policy cost of insurance charge; and

•	adverse tax consequences.

For more information about changing the Face Amount of your policy, see the SAI.

POLICY PROCEEDS

We will pay proceeds to your beneficiary when we receive satisfactory proof that the Insured died. These proceeds will equal:

1)	the Life Insurance Benefit calculated under the Life Insurance Benefit Option you have chosen, valued as of the date of death; plus

2)	any additional death benefits available under the riders you have chosen; less

3)	any outstanding loans (including any accrued loan interest as of the date of death) on the policy and any unpaid monthly deduction charges.

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We will pay interest on these proceeds from the date the insured died until the date we pay the proceeds or the date when the payment option you have chosen becomes effective. See “Policy Payment Information—Life Insurance Benefit Options” for more information.

PAYEES

The beneficiary is the person(s) or entity(ies) you have specified on our records to receive the Policy Proceeds from your policy. You have certain options regarding the policy’s beneficiary:

•	You name the beneficiary when you apply for the policy. The beneficiary will receive the Policy Proceeds after the insured dies.

•	You can elect to have different classes of beneficiaries, such as primary and secondary, where these classes determine the order of payment. You may identify more than one beneficiary per class.

•

To change a revocable beneficiary while the insured is living, you must send a written request in a form acceptable to VPSC to one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

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If no beneficiary is living when the insured dies, we will pay the Policy Proceeds to you (the policyowner), or if you are deceased, to your estate, unless we have other instructions from you to do otherwise.

You can name only those individuals who are able to receive payments on their own behalf as payees or successor payees, unless we agree otherwise. We may require proof of the age of the payee or proof that the payee is living. If we still have an unpaid amount, or there are some payments that still must be made when the last surviving payee dies, we will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee’s estate. We will make this payment in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.

HOW POLICY PROCEEDS WILL BE PAID

While the Insured is living, you may designate how the Policy Proceeds will be paid to the beneficiary. Policy Proceeds can be paid in a lump sum or over time through the various payment options described below.

If you do not specify how Policy Proceeds will be paid, they will be paid in a lump sum. If you elect to have Policy Proceeds paid through one of the payment options described below, the beneficiary will not be able to receive a lump sum.

Any Policy Proceeds paid in one sum will include interest compounded each year from the date of the Insured’s death to the date of payment. We set the interest rate each year. This rate will be at least 3% per year (or a higher rate if required by law).

LUMP SUM PAYMENT

If the Policy Proceeds are less than $10,000, and you specified that they be paid in a lump sum, after the death of the insured, we will pay the beneficiary a single check for the amount of the proceeds.

If the Policy Proceeds are $10,000 or more, and you specified that they be paid in a lump sum, after the death of the insured, the beneficiary can choose among the following methods of payment:

•	We will issue a single check for the amount of the Policy Proceeds;

•	Policy Proceeds will be paid over time through one of the various payment options described below; or

•	Policy Proceeds will be deposited into an interest-bearing draft account in the beneficiary’s name.

If the beneficiary does not select a method of payment, and the Policy Proceeds are $10,000 or more, we will automatically deposit the Policy Proceeds into an interest-bearing draft account (unless otherwise required by law). After we are notified of the death of the Insured, the beneficiary will receive a claim form describing the payment methods available at that time.

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Interest-Bearing Draft Account—If the Policy Proceeds are paid into an interest-bearing draft account opened in the beneficiary’s name, we will provide the beneficiary with a “checkbook” to access funds from the account. The draft account and checks will be provided to the beneficiary at no cost. Every month, the draft account will be credited with interest at an annual rate comparable to that for a money market account.

Amounts in the draft account are not FDIC insured. As the draft account is part of our General Account, it is subject to the claims of our creditors. Although amounts in the draft account are guaranteed by NYLIAC, their payment is subject to our claims-paying ability. We may benefit from the interest spread on amounts held in the draft accounts. Interest credited to the draft account may be taxable.

PAYMENT OPTIONS

If you designated that the Policy Proceeds be paid to the beneficiary over time, or if the beneficiary chooses (or elects a payee) to be paid over time, Policy Proceeds will be paid according to one of the following payment options: an Interest Accumulation Option or an Interest Payment Option. (Those receiving payments under these options—whether they are designated by you or the beneficiary—will be referred to as “payees” below.) Under the Interest Accumulation or Interest Payment Options, the payee can withdraw amounts of at least $100 at any time. We will mail a check for the amount of the proceeds to the payee. If the payee requests a withdrawal, and the balance remaining on deposit with us after the withdrawal would be less than $100, we may pay the entire remaining balance in one sum to the payee.

•	Interest Accumulation Option (Option 1 A)

Under this option, the Policy Proceeds will remain on deposit with us until the payee requests a withdrawal. Each year, interest will accumulate on the balance at a rate we reset annually. The interest crediting rate will never be less than 3%. Sums withdrawn will be credited interest up to the date of the withdrawal.

•	Interest Payment Option (Option 1 B)

Under this option, the Policy Proceeds will remain on deposit with us until the payee requests a withdrawal. Interest earned on any balance will be paid directly to the payee on a monthly, quarterly, semi-annual or annual basis. The balance will earn interest at a rate we reset annually. The interest crediting rate will never be less than 3%.

ELECTING OR CHANGING A PAYMENT OPTION

While the insured is living, you can elect or change your payment option. To change your payment option, you must send a written request to VPSC in a form acceptable to us at one of the addresses listed on the first page of this prospectus. You can also name or change one or more of the beneficiaries who will be the payee(s) under that option. (See “Policy Payment Information—Payees” for more information.)

After the insured dies, any person who is entitled to receive Policy Proceeds in one sum (other than an assignee) can elect a payment option and name payees. The person who elects a payment option can also name one or more successor payees to receive any amount remaining at the death of the payees. Naming these payees cancels any prior choice of successor payees. A payee who did not elect the payment option has the right to advance or assign payments, take the payments in one sum, change the payment option, or make any other change, only if the person who elects the payment option notifies us in writing and we agree.

WHEN WE PAY POLICY PROCEEDS

If the policy is still in effect, NYLIAC will pay any Cash Surrender Value, partial surrenders, loan proceeds, or the Policy Proceeds generally within seven days after we receive all of the necessary requirements at the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

Under the following situations, payment of proceeds may be delayed:

•	We may delay payment of any loan proceeds attributable to the Separate Account, any partial

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surrenders from the Separate Account, the Cash Surrender Value, or the Policy Proceeds during any period that:

(1) we are unable to determine the amount to be paid because the NYSE is closed (other than customary weekend and holiday closings), trading is restricted by the Securities and Exchange Commission (“SEC”) or the SEC declares that an emergency exists; or

(2) the SEC, by order, permits us to delay payment in order to protect our policyowners.

•

We may delay payment of any portion of any loan or surrender request, including requests for partial surrenders, from the Fixed Account and/or the DCA Plus Account for up to six months from the date we receive your request.

•

We may delay payment of the entire Policy Proceeds if we contest the payment. We investigate all death claims that occur within the two-year contestable period. Upon receiving information from a completed investigation, we will make a determination, generally within five days, as to whether the claim should be authorized for payment. Payments are made promptly after the authorization.

•

Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or “freeze” a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, partial surrenders, surrenders, loans, or death benefits. If a policy or an account is frozen, the Cash Value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.

•

If you have submitted a recent check or draft, we have the right to defer payment of any such surrenders, loans, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. It may take up to 15 days for a check to clear through the banking system.

We add interest at an annual rate of 3% (or at a higher rate if required by law) if we delay payment of a partial surrender or Cash Surrender Value for 30 days or more.

We add interest to Policy Proceeds from the date of death to the date of payment at the same rate as we pay under the Interest Payment Option (or at a higher rate if required by law).

LIFE INSURANCE BENEFIT OPTIONS

Under your policy, the Life Insurance Benefit depends on the Life Insurance Benefit option you choose. Your policy offers three options:

Option 1—	The Life Insurance Benefit under this option is equal to the policy’s Face Amount. Except as described below, your Life Insurance Benefit under this option will be a level amount.

Option 2—	The Life Insurance Benefit under this option is equal to the policy’s Face Amount plus the policy’s Cash Value on the date of death. The Life Insurance Benefit under this option will vary with the policy’s Cash Value. Cash Value varies due to performance of the Investment Divisions selected, interest credited to the Fixed Account and/or the DCA Plus Account, outstanding loans (including loan interest), charges, and premium payments. Your Life Insurance Benefit will never be less than your policy’s Face Amount.

Option 3—	The Life Insurance Benefit under this option is equal to the policy’s Face Amount plus the Adjusted Total Premium. The Life Insurance Benefit under this option will vary with the policy’s Adjusted Total Premium (total premiums paid minus any partial surrenders). Your Life Insurance Benefit will never be less than your policy’s Face Amount.

We determine the Life Insurance Benefit as of the date of the insured’s death. Under any of the options, your Life Insurance Benefit may be larger if the policy’s Cash Value plus the ACSV Benefit (if any), multiplied by the minimum percentage necessary for the policy to qualify as life insurance under IRC Section 7702 (the “Corridor Death Benefit”), is greater than the amount calculated under the option you have chosen. If you have elected the Guaranteed Minimum Accumulation Benefit rider, your Corridor Death Benefit will be equal to the

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Cash Value (calculated using the higher of the GMAB Account Value or the Separate Account Value) plus the ACSV Benefit, multiplied by the minimum percentage necessary for the policy to qualify as life insurance under IRC Section 7702. In both cases, you can find this percentage on the Policy Data Page.

Under Section 7702, a policy will generally be treated as life insurance for federal tax purposes if, at all times, it meets either the Guideline Premium Test (“GPT”) or the Cash Value Accumulation Test (“CVAT”). You must choose either the GPT or CVAT before the policy is issued. Once the policy is issued, you may not change to a different test. The Life Insurance Benefit will vary depending on which test is used. The Overloan Protection Rider and the Guaranteed Minimum Accumulation Benefit Rider are only available if you choose GPT. You are not eligible for the Overloan Protection Rider or the Guaranteed Minimum Accumulation Benefit Rider if you choose CVAT.

The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into a policy. The corridor requires that the Life Insurance Benefit be at least a certain percentage (varying each year by the age of the insured) of the Cash Value plus the ACSV Benefit, if any. The CVAT does not have a premium limit, but does have a corridor that requires that the Life Insurance Benefit be at least a certain percentage (varying based on age, gender, and risk class of the insured) of the Cash Value plus ACSV Benefit, if any.

The corridor under the CVAT is different than the corridor under the GPT. Specifically, the CVAT corridor requires more Life Insurance Benefit in relation to Cash Value than is required by the GPT corridor. Therefore, as your Cash Value increases, your Life Insurance Benefit will increase more rapidly under CVAT than it would under GPT.

Your policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a policy, but may require the policy to have a higher Life Insurance Benefit.

Assuming your Life Insurance Benefit does not increase in order to meet the requirements of IRC Section 7702, and assuming the same Face Amount and premium payments under these options:

•	If you choose Option 1, your Life Insurance Benefit will not vary in amount, and generally you will have lower total policy cost of insurance charges and lower Policy Proceeds.

•

If you choose Options 2 or 3, your Life Insurance Benefit will vary with your policy’s Cash Value or Adjusted Total Premium, and you will generally have higher total policy cost of insurance charges and higher Policy Proceeds than under Option 1.

(See the SAI for examples of the impact of these tests on sample Life Insurance Benefit options).

Tax law provisions relating to “employer-owned life insurance contracts” may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the Policy in order to ensure that such Benefit may be received on a tax-free basis. See the discussion under “Federal Income Tax Considerations—IRC Section 101(j)—Impact on Employer—Owned Policies” for more information.

If you have elected the Guaranteed Minimum Accumulation Benefit Rider, and the Insured dies while that Rider is in effect, but before Rider Exercise, the GMAB Rider will end and you will not receive the GMAB Account Value as part of a Life Insurance Benefit (other than those that may be paid in connection with Section 7702 of the IRC). (See Description of the Policy—Additional Benefits Through Riders and Options—Guaranteed Minimum Accumulation Benefit Rider.)

CHANGING YOUR LIFE INSURANCE BENEFIT OPTION

You can change the Life Insurance Benefit option for your policy to Option 1 or Option 2 while the insured is alive. (Changes to Option 3 are not permitted.) We may, however, prohibit you from changing the Life Insurance Benefit Option if the change would (1) cause the Face Amount of the policy to be less than the policy minimum, (2) cause the policy to fail to qualify as life insurance under Section 7702 of the IRC or (3)

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cause the policy’s Face Amount to exceed our limits on the risk we retain, which we set at our discretion. Option changes are not permitted: (1) on or after the policy anniversary on which the insured is age 95 or (2) when the No-Lapse Guarantee has been invoked.

Changes From Option 1 To Option 2

If you change from Option 1 to Option 2, we will decrease the Face Amount of your policy by the amount of the Cash Value, so that your Life Insurance Benefit immediately before and after the change remains the same.

Changes From Option 2 To Option 1

If you change from Option 2 to Option 1, we will increase the Face Amount of your policy by the amount of the Cash Value, so that your Life Insurance Benefit immediately before and after the change remains the same.

Changes From Option 3 To Option 1

If you change from Option 3 to Option 1, we will increase the policy’s Face Amount by the amount of Adjusted Total Premiums, so that your Life Insurance Benefit immediately before and after the change remains the same.

Changes From Option 3 To Option 2

If you change from Option 3 to Option 2 at a time when the Cash Value is greater than the Adjusted Total Premium, we will decrease the Face Amount of your policy by the difference between the Cash Value and the Adjusted Total Premium so that your Life Insurance Benefit immediately before and after the change remains the same.

If you change from Option 3 to Option 2 at a time when the Cash Value is less than the Adjusted Total Premium, we will increase the Face Amount of your policy by the difference between the Adjusted Total Premium and the Cash Value so that your Life Insurance Benefit immediately before and after the change remains the same.

In order to change your Life Insurance Benefit option, you must submit a signed written request to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We will change your Life Insurance Benefit option on the Monthly Deduction Day on or after the date we receive your written request. Surrender charges may apply to any Face Amount decrease due to a change in Life Insurance Benefit Option. Changing your Life Insurance Benefit Options may have tax consequences. You should consult a tax adviser before changing your Life Insurance Benefit Option.

(See the SAI for examples of how an option change can impact your Life Insurance Benefit.)

ADDITIONAL POLICY PROVISIONS

LIMITS ON OUR RIGHTS TO CHALLENGE YOUR POLICY

Generally, we must bring any legal action contesting the validity of your policy within two years of the Issue Date, including any action taken to contest a Face Amount increase as a result of a change in the Life Insurance Benefit option. For any increase(s) in Face Amount, this two-year period begins on the effective date of the increase or payment. If this policy ends and is reinstated, we will not contest the policy after it has been in effect during the lifetime of the insured for two years from the date of reinstatement.

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SUICIDE

If the death of the insured is a result of suicide within two years of the Issue Date, we will pay a limited life insurance benefit in one sum to the beneficiary. The limited life insurance benefit is the total amount of premiums, less any outstanding loans (including accrued loan interest) and/or partial surrenders benefits paid. If a suicide occurs within two years of the effective date of a Face Amount increase, we will only pay the total cost of insurance charges We deducted from Cash Value for the increase. No new suicide exclusion period will apply if the Face Amount increase was due solely to a change in the Life Insurance Benefit Option.

MISSTATEMENT OF AGE OR GENDER

If the policy application misstates any insured’s age or gender, we will adjust the Cash Value, the Cash Surrender Value, the Alternative Cash Surrender Value (if applicable), and the Life Insurance Benefit to reflect the correct age and gender. We will adjust the Policy Proceeds provided by your policy based on the most recent mortality charge for the correct date of birth.

ASSIGNMENT

While an Insured is living, you can assign as collateral for a loan or other obligation. In order for this assignment to be binding on us, we must receive a signed copy of such assignment at the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We are not responsible for the validity of any assignment. If your policy is a modified endowment contract, assigning your policy may result in taxable income to you. (See “Federal Income Tax Considerations” for more information.) If you assign the policy, the Alternative Cash Surrender Value will be terminated. The ACSV is only in effect for a period of ten years from the Policy Date.

SURRENDERS

PARTIAL SURRENDERS

You can request a partial surrender from your policy if: (1) the insured is living, (2) the partial surrender being requested is at least $100, and (3) the partial surrender will not cause the policy to fail to qualify as life insurance under IRC Section 7702.

AMOUNT AVAILABLE FOR A PARTIAL SURRENDER

You may request a partial surrender from the policy for an amount up to the Cash Surrender Value of your policy. We process a partial surrender at the price next determined after we receive your written request. If a partial surrender would cause the policy’s Face Amount to fall below the minimum Face Amount requirement of $100,000, we reserve the right to require a full surrender. See “Surrenders—Partial Surrenders—The Effect of a Partial Surrender” for more information on how a partial surrender can reduce your Face Amount, as applicable. The ACSV Benefit is only used to calculate the Alternative Cash Surrender Value that is payable in the event of a full surrender. Because the ACSV Benefit is not included as part of Cash Surrender Value, it is not available for partial surrenders.

REQUESTING A PARTIAL SURRENDER

You can request a partial surrender from your policy by sending a written request to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing) or by calling 1-800-598-2019. Faxed and e-mailed requests are not acceptable and will not be honored at any time. Please note that partial surrender requests (1) for amounts greater than $25,000, or (2) made from policies that are (a) less than 90 days old or (b) have effected an address or ownership change within 30 days of such partial surrender request must be made in writing and sent to VPSC at one of the addresses listed on the first page of this prospectus.

We will pay any partial surrenders generally within seven days after we receive all of the necessary documentation and information. However, we may delay payment under certain circumstances. (See “Policy Payment Information—When We Pay Policy Proceeds” for more information.)

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Your requested partial surrender will be effective on the date we receive your written request. However, if the day we receive your request is not a Business Day or if your request is received after the closing of regular trading on the New York Stock Exchange, then the requested partial surrender will be effective on the next Business Day.

When you make a partial surrender, we reserve the right to deduct a fee, not to exceed $25, for processing the partial surrender. You can specify how much of the partial surrender you want taken from the amount you have in each of the Investment Divisions, the Fixed Account and/or DCA Plus Account. If you do not specify how you would like your partial surrender allocated, we will deduct the partial surrender and any partial surrender fee from the Investment Divisions, the Fixed Account and/or the DCA Plus Account in proportion to the amounts you have in each of these investment options. If you request a partial surrender that is greater than the amount in the Investment Divisions, the Fixed Account and/or the DCA Plus Account you have chosen, we will reduce the amount of the partial surrender to the amount available and pay you that amount. If the Overloan Protection Rider is activated, you may not request a partial surrender.

A partial surrender may result in taxable income to you. (See “Federal Income Tax Considerations” for more information.)

PERIODIC PARTIAL WITHDRAWALS

After the first Policy Year, you may elect to receive regularly scheduled withdrawals from the policy. These periodic partial withdrawals (PPWs) can be paid on a monthly, quarterly, semi-annual, or annual basis. You will elect the frequency of the withdrawals, and the day of the month for the withdrawals to be made (may not be the 29th, 30th, or 31st of a month). In order to process a PPW, NYLIAC must receive a request in writing no later than five Business Days prior to the date the withdrawals are to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the withdrawals will begin on the day of the month you specify in the month following receipt of your request. We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day). The minimum amount of withdrawal is $100, or such lower amount as we may permit. PPWs may be taxable transactions, and the 10% penalty tax provisions may be applicable. You can specify which Investment Divisions and/or Fixed Account from which the periodic withdrawals will be made. If you do not specify, we will withdraw money on a pro rata basis from each Investment Division and/or the Fixed Account. PPWs cannot be elected when the policy’s Face Amount is below the minimum Face Amount. If the policy’s Cash Surrender Value falls below $2,000, the PPW arrangement will be suspended. The PPW arrangement will be terminated if the Overloan Protection Rider is activated. The ACSV Benefit is only used to calculate the Alternative Cash Surrender Value payable in the event of a full surrender. Because the ACSV Benefit is not included as part of Cash Surrender Value, it is not available for periodic partial withdrawals.

THE EFFECT OF A PARTIAL SURRENDER

When you make a partial surrender, we reduce your Cash Value, Alternative Cash Surrender Value and Cash Surrender Value by the amount of the partial surrender and any applicable partial surrender fee. If you elect the Guaranteed Minimum Accumulation Benefit Rider, a partial surrender will result in proportionate reductions to the GMAB Account Value. These reductions to the GMAB Account can be greater than the dollar amount of these surrenders. (See Description of the Policy—Additional Benefits Through Riders and Options—Guaranteed Minimum Accumulation Benefit Rider.)

•	Option 1

If you have elected Life Insurance Benefit Option 1, we reduce your policy’s Face Amount by the difference between:

(1) the amount of the surrender; and

(2) the greater of:

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(a) the Cash Value of the policy immediately prior to the surrender, minus the Face Amount divided by the applicable percentage for the Insured’s age at the time of the partial surrender, as shown on the Policy Data Page, or

(b) zero.

If the above results in zero or a negative amount, we will not adjust the Face Amount of your Policy.

•	Option 2

If you have elected Life Insurance Benefit Option 2, we will not reduce your policy’s Face Amount.

•	Option 3

If you have elected Life Insurance Benefit Option 3, the Adjusted Total Premium will be reduced by the amount of the surrender proceeds. A reduction of the Adjusted Total Premium will never cause the Adjusted Total Premium to be less than zero. For policies where the Adjusted Total Premium is less than the amount of the surrender, the Face Amount of the policy will be reduced by the difference between:

(1) the amount of the surrender, less the Adjusted Total Premium amount immediately prior to the surrender; and

(2) the greater of:

(a) the Cash Value of the policy immediately prior to the partial surrender, less the Adjusted Total Premium, minus the Face Amount divided by the applicable percentage for the Insured’s age at the time of the surrender, as shown on the Policy Data Page, or

(b) zero.

If the above results in zero or a negative amount, we will not adjust the Face Amount of your policy.

Any decrease in the Face Amount caused by the partial surrender will first be applied against the most recent increase in Face Amount (including any applied for under the Pre-Approved Increase Rider). It will then be applied to other increases in Face Amount and then to the initial Face Amount in the reverse order in which they took place.

FULL SURRENDERS

CASH SURRENDER VALUE

The Cash Surrender Value of your policy is the amount we will pay you if you request a full surrender of your policy. The Cash Surrender Value of your policy is equal to the Cash Value of the policy less any outstanding policy loans (including any accrued loan interest). Since the Cash Value of the policy fluctuates with the performance of the Investment Divisions and the interest credited to the Fixed Account and the DCA Plus Account, the Cash Surrender Value may be more or less than the total premium payments you have made less any applicable fees and charges. You can surrender your policy for its Cash Surrender Value at any time while the insured is living. If the Overloan Protection Rider is activated, you may not request a full surrender.

ALTERNATIVE CASH SURRENDER VALUE

For a period of ten years from the Policy Date, while the insured is still living, you may surrender the policy for the Alternative Cash Surrender Value. The ACSV is equal to the Cash Surrender Value plus the value of the ACSV Benefit. The ACSV Benefit is equal to a percentage of the sum of all sales expense charges, state premium tax charges, federal tax charges, and the monthly per thousand Face Amount charges that have been deducted from issue. The ACSV Benefit will be amortized beginning with the 13th policy month and continuing through the end of the 10th Policy Year. We will also credit interest on the ACSV Benefit.

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Upon our receipt of your request to surrender this policy in full during the first ten Policy Years, we will increase the current ACSV Benefit by any sales expense charges, state premium tax charges and federal tax charges that have been deducted from premium payments received since the last Monthly Deduction Day. We will then pay you the ACSV.

You are eligible to receive the ACSV provided that (i) the policy has not been assigned, including an assignment made as part of an exchange under IRC section 1035 and (ii) that the owner has not been changed. The ACSV Benefit is only used to calculate the Alternative Cash Surrender Value payable in the event of a full surrender of the policy in the ten years from the Policy Date. The ACSV is not available to support the Monthly Deduction Charges or for purposes of a loan, partial withdrawal, periodic partial withdrawal or reinstatement.

The value of your ACSV Benefit for policy month 1 through the end of the 10th Policy Year, as calculated on each Monthly Deduction Day, is equal to the sum of a + b + c – d + e, where:

(a) = the current ACSV Benefit*;

(b) = a percentage of any sales expense charges, state premium tax charges and federal tax charges deducted from premiums paid since the last Monthly Deduction Day;

(c) = a percentage of the current month’s per thousand Face Amount charge;

(d) = the monthly amortization of (a + b + c) using the current Policy Year amortization rate listed below; and

(e) = the interest credited on the amount a + b + c – d

* In policy month 1, and before any premiums have been applied, (a) will equal zero.

The percentage cited in (b) + (c) above is the following:

Policy Year 1	90%
Policy Year 2	80%
Policy Year 3	70%
Policy Years 4-10	60%
Policy Years 11 and after	0%

The amortization rate cited in (d) above varies by Policy Year. It is:

Policy Year 1	0%
Policy Year 2	30%
Policy Years 3-6	40%
Policy Year 7	45%
Policy Year 8	65%
Policy Year 9	90%
Policy Year 10	99%

At the end of Policy Year 10, the ACSV Benefit will equal zero. You do not receive the ACSV on a 1035 exchange, as part of a Life Insurance Benefit payment, or, unless we agree, in the event the policy is assigned. In any of these circumstances, there is no ACSV Benefit.

Upon any reinstatement of the policy, the ACSV Benefit will equal zero. We will then calculate the value of this benefit from the period beginning on the reinstatement date up to the 10th policy anniversary. At reinstatement, the amortization of the ACSV Benefit will be calculated based on the number of months remaining in the ten-year period.

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REQUESTING A SURRENDER

To surrender the policy, you must send written notification, in a form acceptable to us, to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

WHEN THE SURRENDER IS EFFECTIVE

Your surrender will be effective as of the end of the Business Day VPSC receives your written request. If, however, the day we receive your request is not a Business Day or if your request is received after the closing of regular trading on the New York Stock Exchange, the requested surrender will be effective on the next Business Day. Generally, we will mail the surrender proceeds within seven days after the effective date, subject to the limits explained in the “Policy Payment Information—When We Pay Policy Proceeds” section. A surrender may result in taxable income and a penalty tax to you. (See “Federal Income Tax Considerations” for more information.)

LOANS

You can borrow any amount up to the loan value of the policy. The loan value at any time is equal to: ((100% – a) x b) – c, where:

a = the current loan interest rate;

b = the policy’s Cash Surrender Value; and

c = the sum of three months of Monthly Deductions.

The ACSV Benefit is not included as part of Cash Surrender Value and is therefore not available for loans.

Your policy will be used as collateral to secure this loan. Any amount that secures a loan remains part of your policy’s Cash Value but is transferred to the Fixed Account. We credit any amount that secures a loan (the loaned amount) with an interest rate that we expect to be different from the interest rate we credit on any unloaned amount in the Fixed Account and/or DCA Plus Account. If the Overloan Protection Rider is activated, you may not take any additional loans or make any additional loan repayments. If you elect the Guaranteed Minimum Accumulation Benefit Rider, at the end of 12th Policy Year, the GMAB Account Value will be reduced by any loans and accrued loan interest to arrive at the Adjusted GMAB Account Value. (See Description of the Policy—Additional Benefits Through Riders and Options—Guaranteed Minimum Accumulation Benefit Rider.)

YOUR POLICY AS COLLATERAL FOR A LOAN

When you request a loan, a transfer of funds will be made from the Separate Account (and/or the DCA Plus Account, if so requested) to the Fixed Account so that the Cash Value in the Fixed Account is at least 100% of the requested loan plus any outstanding loans, including accrued loan interest. We will transfer these funds from the Investment Divisions of the Separate Account and/or from the DCA Plus Account in accordance with your instructions or, if you have not provided us with any instructions, in proportion to the amounts you have in each Investment Division. While any policy loan is outstanding, we will not allow you to make any partial withdrawals or transfer any funds from the Fixed Account if the partial withdrawal or transfer would cause the cash value of the Fixed Account to fall below 100% of all outstanding loans including accrued loan interest. Additionally, if the monthly deductions from Cash Value will cause the Cash Value of the Fixed Account to fall below the total amount of all outstanding policy loans and any accrued loan interest, we will take these deductions first from the Investment Divisions in proportion to the amounts you have invested and then from the DCA Plus Account.

LOAN INTEREST

For policies issued on or after May 1, 2012, we currently charge an effective annual loan interest rate of 3% in Policy Years 1-20, and 2% in Policy Years 21 and beyond. For policies issued before May 1, 2012, we currently charge an effective annual loan interest rate of 4% in Policy Years 1-20 and 3% in Policy Years 21 and beyond. We may increase or decrease this rate but we guarantee that the rate will never exceed 6%. We

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will determine the loan interest rate at least once every twelve months, but not more frequently than once every three months. If we increase the rate, we will not increase it by more than 1% per calendar year.

INTEREST ON THE CASH VALUE HELD AS COLLATERAL

When you take a loan against your policy, the loaned amount that we hold in the Fixed Account may earn interest at a different rate from the rate we charge you for loan interest. The rate on the loaned amount in the Fixed Account may also be different from the rate we credit on other amounts in the Fixed Account or amounts in the DCA Plus Account. We guarantee that the interest rate we credit on loaned amounts will always be at least the guaranteed minimum interest rate credited to the Fixed Account for your policy. For the first twenty Policy Years, we guarantee that the rate we credit on loaned amounts will never be less than 2% less than the rate we charge for policy loans. Currently, for the first twenty Policy Years, the rate we expect to credit on loaned amounts is 1% less than the rate we charge for loan interest. Beginning in Policy Year 21, we guarantee that the rate we credit on loaned amounts will never be 0.25% less than the rate we charge for policy loans. Currently, beginning in Policy Year 21, the rate we expect to credit on loaned amounts is equal to the rate we charge for loan interest. There is a possibility that the IRS may treat this preferred loan interest spread as a taxable distribution. The interest earned on amounts held as collateral for the policy loan will remain in the Fixed Account.

WHEN LOAN INTEREST IS DUE

The interest we charge on a loan accrues daily and is payable on the earliest of the following dates:

•	the policy anniversary;

•	the date you increase or repay a loan;

•	the date of a new loan;

•	the date you surrender the policy;

•	the date the policy lapses;

•	the date on which the insured dies; or

•	any other date we specify.

Any loan interest due on a policy anniversary that you do not pay will be charged against the policy as an additional loan. You should be aware that the larger the loan becomes relative to the Cash Value, the greater the risk that the remaining Cash Surrender Value may not be sufficient to support the policy charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing.

LOAN REPAYMENT

You can repay all or part of a policy loan at any time while your policy is in effect. We will consider any payment we receive from you while you have a loan outstanding to be a premium payment unless you tell us in writing that it is a loan repayment. When a loan repayment is received, we will first use the money to cancel all or part of any outstanding loan which was originally taken from the Fixed Account and/or DCA Plus Account. Any remaining portion of the loan payment will be allocated to the Investment Divisions in the same proportion as the amount of money you have in each Investment Division on the date of the loan repayment, unless you indicate otherwise and we agree. Repayments of loans from the DCA Plus Account will be allocated to the Fixed Account. Loan payments must be sent to NYLIAC at one of the addresses listed on the first page of this prospectus.

EXCESS LOAN CONDITION

If the amount of any unpaid loans (including any accrued loan interest) is greater than the Cash Value of your policy, we will mail a notice to you at your last known address. We will also send a copy of the notice to the last known assignee, if any, on our records. If you do not pay the necessary amount within 31 days after the day we mail you this notice, we will terminate your policy. This could result in a taxable gain to you.

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THE EFFECT OF A POLICY LOAN

A loan, repaid or not, has a permanent effect on your Cash Value. This effect occurs because the investment results of each Investment Division apply only to the amounts remaining in such Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate credited on loaned amounts held in the Fixed Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest on loaned amounts held in the Fixed Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be payable. In addition, unpaid loan interest generally will be treated as a new loan under the IRC. If the policy is a modified endowment contract, a loan may result in taxable income and penalty taxes to you. In addition, for all policies, if the loans taken, including unpaid loan interest, exceed the premiums paid, policy surrender or policy lapse will result in a taxable gain to you. Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount. (See “Federal Tax Considerations” for more information.) Loans can affect the 10-year No Lapse Guarantee.

TERMINATION AND REINSTATEMENT

LATE PERIOD

The late period is the 62 days following the Monthly Deduction Day on which the Cash Surrender Value of your policy is insufficient to pay the monthly deductions from Cash Value for the next policy month. During this period, you have the opportunity to pay any premium needed to cover any overdue charges. We will mail a notice to your last known address stating this amount. We will send a copy of the notice to the last known assignee, if any, on our records. We will mail these notices at least 31 days before the end of the late period. Your policy will remain in effect during the late period. However, if we do not receive the required payment before the end of the late period, we will terminate your policy without any benefits. No new loans or partial surrenders may be taken during the late period. If your policy has the No-Lapse Guarantee, it may prevent your policy from terminating during the first ten years.

If the insured dies during the late period, we will pay the Policy Proceeds to the beneficiary. If the insured dies during the late period, we will pay the Policy Proceeds to the beneficiary. We will reduce the Life Insurance Benefit by the amount of any unpaid loan and accrued loan interest and by any unpaid monthly deductions due from the Cash Value for the full policy month(s) from the beginning of the late period through the policy month in which the insured dies.

NO-LAPSE GUARANTEE

The no-lapse guarantee ensures that the policy will remain in effect during the first ten Policy Years if it passes a minimum premium test. In order to pass that test, the total premiums you have paid into the policy (adjusted for loans or partial surrenders you have taken) must be at least equal to the minimum monthly premium payment amount of the policy, as shown on the Policy Data Page, multiplied by the number of Monthly Deduction Days that the policy has been in effect.

If the policy passes the minimum premium test, it will not enter the late period even if the Cash Surrender Value on a Monthly Deduction Day is insufficient to pay for the monthly deductions from Cash Value for the next policy month. Rather, we will deduct the charges from your Cash Surrender Value to the extent possible. We will defer the deduction of any amount that exceeds the Cash Surrender Value until the end of the guarantee period. When the guarantee period ends, if there is insufficient Cash Surrender Value to cover the current and any deferred monthly charges, you will be sent a bill. If that bill is not paid, the policy will end.

The No-Lapse Guarantee will end on the tenth policy anniversary.

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REINSTATEMENT OPTION

If your policy has ended, you can request that we reinstate your policy if all of these conditions are met:

•	you send a written request for reinstatement, in a form acceptable to us, to VPSC at one of the addresses listed on the first page of this prospectus, within five years after your policy is ended;

•	the insured is alive; and

•	you have not surrendered your policy for its Cash Surrender Value.

Keep in mind that a termination and subsequent reinstatement may cause your policy to become a modified endowment contract. Modified endowment contracts are subject to less favorable tax treatment on partial surrenders or amounts borrowed from the policy.

Before we reinstate your policy, we must also receive the following:

(1) a payment equal to an amount sufficient to keep the policy in effect for at least three months (including any monthly deductions due and unpaid at the time of lapse), and

(2) satisfactory evidence of insurability, if your reinstatement request is more than 31 days after the end of the late period.

We will apply your payment to the Investment Divisions and/or the Fixed Account as of the Business Day we receive it and in accordance with your instructions at the time you make such payment. Payments received after 4:00 p.m. (Eastern Time) on any Business Day, or any non-Business Day, will be credited on the next Business Day.

The effective date of reinstatement will be the Monthly Deduction Day on or following the date we approve your request for reinstatement. The approval for reinstatement is contingent upon our receipt from you of the reinstatement payment due, which is the amount specified in (1) above.

If we reinstate your policy, the Face Amount for the reinstated policy will be the same as it would have been if the policy had not terminated.

The Cash Value of the reinstated policy will be the Cash Value at the time the policy lapsed. We will deduct any unpaid loan and accrued loan interest from this Cash Value, or any unpaid loan can be repaid together with loan interest, up to 6% compounded annually, from the end of the late period to the date of reinstatement. If the policy lapses before the tenth policy anniversary, the value of the ACSV Benefit will be zero on the date of lapse. Reinstatement of the policy will also reinstate the ACSV Benefit whose value will begin at zero. We will then calculate the value of the ACSV Benefit from the period beginning on the reinstatement date up to the tenth policy anniversary. At reinstatement, the amortization of the ACSV Benefit will be calculated based on the number of months remaining in the ten-year period.

DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors LLC (“NYLIFE Distributors”), the underwriter and distributor of the policy, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. (“FINRA”) as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

The policy is sold by registered representatives of NYLIFE Securities LLC (“NYLIFE Securities”), a broker-dealer that is an affiliate of NYLIFE Distributors. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation

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received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

The maximum commissions payable to a broker-dealer in the first 30 years are equivalent to the present value of an annual commission rate for 30 years of 3.1% per year. (This figure is a percentage of planned annual premiums of $10,000 and assumes a discount rate of 6%. Additional assumptions for the LWVUL product are: Male Issue Age 40, issued preferred, with an initial face amount of $250,000.) Broker-dealers may also receive additional asset-based fees of 0.15% in Policy Years 6-17 and 0.10% in Policy Years 18 and beyond. Broker-dealers may also receive an allowance for expenses that ranges generally from 0% to 15% of first-year premiums.

The total commissions paid during the fiscal year ended December 31, 2011 were $189,474. NYLIFE Distributors did not retain any of these commissions.

New York Life also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

The policy is sold and premium payments are accepted on a continuous basis.

Please refer to the Statement of Additional Information for additional information on distribution and compensation arrangements. You may obtain a paper copy of the SAI by mail (at the VPSC at one of the addresses listed on the first page of this prospectus), through the internet on our corporate website (www.newyorklife.com), or by phone on our toll-free number (1-800-598-2019). The SAI is also posted on our corporate website, which is referenced above.

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FEDERAL INCOME TAX CONSIDERATIONS

OUR INTENT

Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.

The discussion in this section is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (“IRS”). We have not included any information about applicable state or other tax laws (except as noted in “Other Tax Issues”, below). Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations, or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations, or interpretations.

The ultimate effect of federal income taxes on values under the policy and on the economic benefit to you or the beneficiary depends upon NYLIAC’s tax status, upon the terms of the policy, and upon your circumstances.

TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT

NYLIAC is taxed as a life insurance company under Subchapter L of the IRC. The Separate Account is not a separate taxable entity from NYLIAC and we take its operations into account in determining NYLIAC’s income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy Cash Values, and are automatically applied to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account, are taxed to NYLIAC to the extent those items are applied to increase tax-deductible reserves associated with the policy.

CHARGES FOR TAXES

We impose a federal tax charge equal to 1.25% of premiums received under the policy to compensate us for taxes we have to pay under Section 848 of the IRC in connection with our receipt of premiums under the policy. No other charge is currently made to the Separate Account for our federal income taxes that may be attributable to the Separate Account. In the future, We may impose a charge for our federal income taxes attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account and/ or DCA Plus Account, We may impose a charge for the policy’s share of NYLIAC’s federal income taxes attributable to the Fixed Account and/or DCA Plus Account.

Under current laws, We may incur state or local taxes other than premium taxes (including income, franchise and capital taxes) in several states and localities. At present we do not charge the Separate Account for these taxes. We, however, reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

DIVERSIFICATION STANDARDS AND CONTROL ISSUES

In addition to other requirements imposed by the IRC, a policy will qualify as life insurance under the IRC only if the diversification requirements of IRC Section 817(h) are satisfied by the Separate Account. We intend

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for the Separate Account to comply with IRC Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account’s assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a “look through” rule, We are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolio. Each of the Funds has committed to us that the Eligible Portfolios will meet the diversification requirements.

The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policyowner’s gross income. In connection with its issuance of temporary regulations under IRC Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular Investment Divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy Cash Values. These differences could result in your being treated as the owner of your policy’s pro rata portion of the assets of the Separate Account. In addition, We do not know what standards will be set forth, if any, in the regulations or ruling which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the policy, as deemed appropriate by us, to attempt to prevent you from being considered the owner of your policy’s pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio’s investment objective or investment policies.

LIFE INSURANCE STATUS OF POLICY

We believe that the policy meets the statutory definition of life insurance under IRC Section 7702 and that you and the beneficiary of your policy, subject to the discussion below under “IRC Section 101(j)—Impact on Employer-Owned Policies”, will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, subject to the discussion below under “IRC Section 101(j)—Impact on Employer-Owned Policies”, We believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the beneficiary subject to the terms and conditions of Section 101(a)(1) of the IRC. Pursuant to Section 101(g) of the IRC, amounts received by the policyowner may also be excludable from the policyowner’s gross income when the insured has a terminal illness and benefits are paid under the Living Benefits Rider. (Life insurance benefits under a “modified endowment contract” as discussed below are treated in the same manner as Life Insurance Benefits under life insurance policies that are not so classified.)

In addition, unless the policy is a “modified endowment contract,” in which case the receipt of any loan under the policy may result in recognition of income to the policyowner, We believe that the policyowner will not be deemed to be in constructive receipt of the cash values, including increments thereon, under the policy until proceeds of the policy are received upon a surrender of the policy or a partial withdrawal or, in certain circumstances where there is an existing policy loan, upon a surrender or lapse of the policy.

We reserve the right to make changes to the policy if We think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.

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IRC SECTION 101(j)—IMPACT OF EMPLOYER-OWNED POLICIES

For an “employer-owned life insurance contract” issued after August 17, 2006 (unless issued in a 1035 exchange for a contract originally issued prior to that date where the new contract is not materially different from the exchanged contract), if certain specific requirements described below are not satisfied, the Pension Protection Act of 2006 (the “Act”) generally requires policy beneficiaries to treat death proceeds paid under such contract as income to the extent such proceeds exceed the premiums and other amounts paid by the policyholder for the contract. This rule of income inclusion will not apply if, before the policy is issued, the employer-policyholder provides certain written notice to and obtains certain written consents from insureds (who must be United States citizens or residents) in circumstances where:

(1) the insured was an individual who was an employee within 12 months of his death;

(2) the insured was a “highly compensated employee” at the time the contract was issued. In general, highly compensated employees for this purpose are more than 5 percent owners, employees who for the preceding year received in excess of $115,000 (for 2012), directors and anyone else in the top 35 percent of employees based on compensation;

(3) the death proceeds are paid to a family member of the insured (as defined under Code Section 267 (c)(4)), an individual who is a designated beneficiary of the insured under the policy (other than the policyholder), a trust established for either the family member’s or beneficiary’s benefit, or the insured’s estate; or

(4) the death proceeds are used to buy an equity interest in the policyholder from the family member, beneficiary, trust or estate.

Policyholders that own one or more contracts subject to the Act will also be subject to annual reporting and record-keeping requirements.

You should consult with your tax advisor to determine whether and to what extent the Act may apply to the Policy. Assuming the Act applies, you should, to the extent appropriate, (in consultation with your tax advisor), take the necessary steps, before you acquire the Policy, to ensure that the income inclusion rule described above does not apply to the Policy.

MODIFIED ENDOWMENT CONTRACT STATUS

Internal Revenue Code Section 7702A defines a class of life insurance policies referred to as modified endowment contracts. Under this provision, the policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies, as described below. Taxation of pre-death distributions (including loans) from policies that are classified as modified endowment contracts is somewhat different, as described below.

A life insurance policy becomes a “modified endowment contract” if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the sum of the “seven-pay premiums.” Generally, the “seven-pay premium” is the level annual premium, such that if paid for each of the first seven policy years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the “seven-pay premium” was $1,000, the maximum premium that could be paid during the first seven policy years to avoid “modified endowment” treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premium paid during each of the policy’s first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the seven-pay test.

Certain changes in the terms of a policy, including a reduction in Life Insurance Benefits, will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. A reduction in Life Insurance Benefits will require retesting if it occurs within seven years after the beginning of the test period in the case of an LWVUL policy. In addition, if a “material change” occurs at any time while the policy is in force, a new seven-pay test period will start and the policy will need to be retested to

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determine whether it continues to meet the seven-pay test. A “material change” generally includes increases in Life Insurance Benefits, but does not include an increase in Life Insurance Benefits which is attributable to the payment of premiums necessary to fund the lowest level of Life Insurance Benefits payable during the first seven Policy Years, or which is attributable to the crediting of interest with respect to such premiums.

Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.

If a policy fails the seven-pay test, all distributions (including loans) occurring in the Policy Year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision also applies to loans and distributions that are received in anticipation of failing the seven-pay test. Under the IRC, any distribution or loan made within two Policy Years prior to the date that a policy fails the seven-pay test is considered to have been made in anticipation of the failure.

Any amounts distributed under a “modified endowment contract” (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. Penalty taxes may apply to such taxable amounts as well. In general, the amount that may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered premiums paid.

For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the IRC requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial withdrawal, or a loan), it may also be subject to a 10% penalty tax under IRC Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer’s becoming disabled; or (iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer or for the joint lives or joint life expectancies of the taxpayer and his or her beneficiary.

STATUS OF THE POLICY AFTER THE INSURED IS AGE 95

The policy provides that unless the Life Extension Benefit Rider is in effect, beginning on the policy anniversary on which the Insured is Age 95, the policy’s existing Life Insurance Benefit will no longer apply. Instead, the Life Insurance Benefit will be changed to equal the Cash Value of the policy. The IRS has not issued final guidance on the status of a life insurance policy where the Life Insurance Benefit equals the cash value at Age 95 or later. There is a risk that the policy may not qualify as life insurance under the Federal tax law after this date and the policyowner may become subject to adverse tax consequences at that time. For this reason, a tax advisor should be consulted about the advisability of continuing the policy after the insured becomes Age 95. If the Life Extension Benefit Rider is in effect, a similar risk arises after the insured becomes age 100. If the Life Extension Benefit rider is in effect, a tax advisor should be consulted about the advisability of continuing the policy after the insured becomes age 100.

POLICY SURRENDERS AND PARTIAL WITHDRAWALS

Upon a full surrender of a policy for its Cash Surrender Value, you will recognize ordinary income for federal tax purposes to the extent that the Cash Value less surrender charges and any uncollected additional contract charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial withdrawal from your policy will depend upon whether the partial withdrawal results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract. If upon a full surrender of a policy the

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premium payments made exceed the surrender proceeds plus the amount of any outstanding loans, you will recognize a loss, which is not deductible for federal income tax purposes.

If your policy is not a modified endowment contract, the general rule is that a partial withdrawal from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the IRC prescribes a formula under which you may be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in Face Amount or a partial withdrawal.

3.8 PERCENT MEDICARE TAX ON CERTAIN INVESTMENT INCOME

Beginning in 2013, in general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. The IRS and the Treasury Department have not yet provided guidance regarding this new tax. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of this policy, distributions or withdrawals from this policy or the exercise of other rights and features under this policy (including policy loans).

POLICY LOANS AND INTEREST DEDUCTIONS

We believe that under current law any loan received under your policy will be treated as policy debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% penalty tax described above. Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount.

Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.

In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the Cash Surrender Value is more than the sum of premiums you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income. A 10% penalty tax may apply as well.

CORPORATE OWNERS

Ownership of a policy by a corporation may affect the policyowner’s exposure to the corporate alternative minimum tax. In determining whether it is subject to alternative minimum tax, a corporate policyowner must make two computations. First, the corporation must take into account a portion of the current year’s increase in the “inside build up” or income on the contract gain in its corporate-owned policies. Second, the corporation must take into account a portion of the amount by which the death benefits received under any policy exceed the sum of (i) the premiums paid on that policy in the year of death, and (ii) the corporation’s basis in the policy

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(as measured for alternative minimum tax purposes) as of the end of the corporation’s tax year immediately preceding the year of death.

EXCHANGES OR ASSIGNMENTS OF POLICIES

If you change the policyowner or exchange or assign your policy, it may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of the policy may result in taxable income to you. Further, IRC Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the Life Insurance Benefit which is equal to the total consideration paid for the policy may be excluded from gross income. For complete information with respect to policy assignments and exchanges, a qualified tax advisor should be consulted.

REASONABLENESS REQUIREMENT FOR CHARGES

Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a policy qualifies as life insurance for federal income tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid. The Treasury Department has issued proposed regulations and is expected to promulgate temporary or final regulations governing reasonableness standards for mortality charges.

LIVING BENEFITS RIDER (ALSO KNOWN AS ACCELERATED BENEFITS RIDER)

A Living Benefits Rider is available in connection with the policy. Amounts received under this rider will generally be excludable from your gross income under Section 101(g) of the IRC. The exclusion from gross income will not apply, however, if you are not the Primary Insured and if you have an insurable interest in the life of the Primary Insured either because the Primary Insured is your director, officer or employee, or because the insured has a financial interest in a business of yours.

In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of “life insurance contract” under the IRC. We reserve the right (but we are not obligated) to modify the rider to conform with requirements the IRS may prescribe.

OVERLOAN PROTECTION RIDER

Anyone contemplating the purchase of the Policy with the Overloan Protection Rider should be aware that the tax consequences of the Overloan Protection Rider have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Overloan Protection Rider is activated. You should consult a tax adviser as to the tax risks associated with the Overloan Protection Rider.

POLICY-RELATED ASSET ALLOCATION AND INVESTMENT ADVISORY SERVICES

Under the terms of your policy, We make available to you and administer the delivery of Advisory Services provided by the Investment Adviser. A Monthly Asset Allocation Access Charge will be deducted monthly from the Separate Account Value of your policy if you choose to obtain these services. We expect to treat those charges in the same manner as other costs under your policy . It is possible, however, that the IRS may require that these charges be treated as taxable distributions from your policy. You should consult a tax adviser as to the tax risks associated with choosing to receive these services.

OTHER TAX ISSUES

Federal gift and estate and state and local gift, estate, inheritance, and other tax consequences of ownership or receipt of Policy Proceeds depend on the circumstances of each policyowner or beneficiary. You should consult your own tax advisor as to how your particular circumstances may be impacted by any of these taxes.

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WITHHOLDING

Under Section 3405 of the IRC, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). With respect to non-periodic distributions, the withholding is at a flat rate of 10%. If you are an individual, you can elect to have either non-periodic or periodic payments made without withholding except where your tax identification number has not been furnished to us, or where the IRS has notified us that a tax identification number is incorrect. If you are not an individual, you may not elect out of such withholding.

Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.

LEGAL PROCEEDINGS

NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under Federal securities law), and/or other operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC’s financial position; however, it is possible, that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC’s operating results for a given year.

RECORDS AND REPORTS

New York Life or NYLIAC maintains all records and accounts relating to the Separate Account, the Fixed Account and the DCA Plus Account. Each year we will mail you a report showing the Cash Value, Cash Surrender Value, and outstanding loans (including accrued loan interest) as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing this same information as of the end of the previous quarter. This quarterly statement reports transactions that you have requested or authorized. Please review it carefully. If you believe it contains an error, we must be notified within 15 days of the date of the statement.

Generally, NYLIAC will immediately mail you confirmation of any transactions involving the Separate Account. When We receive premium payments on your behalf involving the Separate Account initiated through pre-authorized monthly deductions from banks, payments forwarded by your employer, or through other payments made by pre-authorized deductions to which We agree, a summary of these policy transactions will only appear on your quarterly statement and you will not receive a confirmation statement after each such transaction.

It is important that you inform NYLIAC of an address change so that you can receive these policy statements (please refer to the section on “Management and Organization—Our Rights—How To Reach Us for Policy Services”). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until a correct address is obtained. Additionally, no new service requests can be processed until a valid current address is provided.

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Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody’s Investor’s Services, Inc. and Standard and Poor’s. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

FINANCIAL STATEMENTS

The consolidated balance sheet of NYLIAC as of December 31, 2011 and 2010, and the consolidated statements of income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2011 (including the report of the independent registered public accounting firm), and the Separate Account statement of assets and liabilities as of December 31, 2011, and the statement of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.

STATE VARIATIONS

The following lists by jurisdiction any material variations to the statements made in this prospectus.

Alaska, Colorado, Georgia, Hawaii, Idaho, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Missouri, Mississippi, Nebraska, New Hampshire, New Mexico, New Jersey, North Carolina, Ohio, Oklahoma, Pennsylvania, Rhode Island, South Carolina, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin, Wyoming

•

Free Look (“Right To Examine Policy”)—If you cancel your policy, we will pay you the greater of the policy’s Cash Value as of the date the policy is returned or the total premiums paid, including policy fees or charges paid, less any loans and partial surrenders.

•

Policy Proceeds—A claim for the life insurance proceeds includes a fully completed claim form and a certified death certificate or other lawful evidence providing equivalent information and proof of the claimant’s interest in the proceeds. See your policy for specific details regarding the payment of the policy proceeds and the interest payable on those proceeds.

•	Life Extension Benefit Rider—is not available.

California

•

Free Look (“Right To Examine Policy”)—If you cancel your policy, we will pay you within 30 days from the date we are notified the greater of the policy’s Cash Value plus any charges that were deducted from any premiums paid as of the date the policy is returned or the total premiums paid, less any loans and partial surrenders you have taken.

•

Change Of Ownership Or Beneficiary—Any change in ownership or beneficiary designation will take effect as of the date you signed the change notice, subject to any payment we made or action we took before receipt of that change form.

•

Termination And Late Period—The Late Period is the 62 days following the Monthly Deduction Day on which the Cash Surrender Value is less than the Monthly Deduction Charges for the next policy month. To inform you of the termination of the policy, we will mail a notice to you (and any known assignee) at least 62 days before the end of the Late Period.

Connecticut

•	Loan Interest—Due to state regulation, the loan interest rate is fixed at 6.0% and may not be changed.

•

Loan And Surrender Payment Deferral—We can defer paying you any partial or full Cash Surrender Value benefits, or defer any loan proceeds, except for a loan or a partial surrender used to pay a monthly deduction due us, based on funds allocated to the Fixed Account, for up to 60 days from the

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date we receive your request. Interest will be paid (from the date we receive all information that we need to complete your request) on any amount deferred beyond that date.

•	Upromise Account Rider—is not available.

Florida

•

Termination And Late Period—The Late Period is the 62 days following the Monthly Deduction Day on which the Cash Surrender Value prior to deducting the Monthly Deduction Charge for the next policy month is zero or less than zero. To inform you of the termination of the policy, we will mail a notice to you (and any known assignee and secondary addressee) at least 31 days before the end of the Late Period.

•

Special Provision Regarding Paid-Up Term Insurance—On each policy anniversary, you have the right to transfer all of your money in the Separate Account to the Fixed Account and obtain a Paid-up term insurance benefit. See your policy for details regarding this option.

Illinois

•

Free Look (“Right To Examine Policy”)—If you cancel your policy, we will pay you the greater of the policy’s Cash Value as of the date the policy is returned or the total premiums paid, including any policy fees or charges paid, less any loans and partial surrenders.

•	The amount of Variable Life Insurance or Cash Value Proceeds under this policy will increase or decrease, reflecting investment experience of the Separate Account.

•	Policy Proceeds—Settlements shall be made to the beneficiary no later than 2 months after we receive due proof that the Insured died on or after the Effective Date subject to all policy provisions.

•

Reinstatement Option—To reinstate this policy, a payment that is equal to the lesser of: (a) the sum of all overdue Monthly Deduction Charges or (b) three Monthly Deduction Charges (plus the Additional Contract Charge if this policy lapses during the first policy year) multiplied by a factor of 150% must be paid.

•

Ten-Year No-Lapse Guarantee—Any reference to a 10-Year No-Lapse Guarantee in this Prospectus means 10-Year Coverage Protection Benefit in Illinois. The guarantee provided in this benefit does NOT mean the policy will never lapse.

Michigan

•	Living Benefits Rider—This benefit can be exercised if the Insured has a life expectancy of six months or less.

Missouri

•	Termination And Late Period—To inform you of the termination of the policy, we will mail a notice to you (and any known assignee) at least 61 days before the end of the Late Period.

•	Limits on Our Rights to Challenge Your Policy—is 2 years from the earlier of the Issue Date or the Policy Date.

•	Suicide—The Exclusion Period is one year from the Issue Date.

Montana

•

Any variable policy and its related riders issued in Montana are always on a unisex basis. Any reference in this prospectus that makes a distinction based on the sex of the Insured should be disregarded for policies and riders issued in this state.

New York

•	Free Look (“Right To Examine Policy”)—You have 10 days from the date you receive your policy. If you

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cancel your policy, we will pay you within 10 days from the date the policy is mailed or delivered to the Home Office, the Service Office or to the Registered Representative through whom it was purchased. Change Of Ownership Or Beneficiary—Any change in ownership or beneficiary designation will take effect as of the date you signed the change notice, subject to any payment we made or action we took before receipt of that change form.

•	Changing The Face Amount of Your Policy—You have 10 days after the effective date of any increase.

•

Termination And Late Period—The Late Period referenced in the policy is 61 days after the Monthly Deduction Day on which the Cash Value less any unpaid loan and accrued loan interest is insufficient to cover the Monthly Deduction Charge.

•

Special Provision Regarding Paid-Up Term Insurance—On each policy anniversary, you have the right to transfer all of your money in the Separate Account to the Fixed Account and obtain a Paid-up term insurance benefit. See your policy for details regarding this option.

•

Change in Objective of an Investment Division—In the event of a material change in the investment strategy of any Investment Division of the Separate Account, you have the option of converting your policy, within 60 days after the effective date of such change, or the date you receive the notification of the change, whichever is later. You may elect to convert this policy, without evidence of insurability, to a new fixed benefit life insurance policy, for an amount of insurance not exceeding the death benefit of the original policy on the date of conversion. The new policy will be based on the same issue age, gender and class of risk as your original policy. All riders attached to this policy will end on the date of conversion. The new policy will not offer variable investment options, such as the Investment Divisions.

•

Loan And Surrender Payment Deferral—We can defer paying you any partial or full Cash Surrender Value benefits, or defer any loan proceeds, except for a loan or a partial surrender used to pay a monthly deduction due us, based on funds allocated to the Fixed Account, for up to 60 days from the date we receive your request. Interest will be paid (from the date we receive all information that we need to complete your request) on any loan amount or surrender proceeds requested only if such funds are not mailed or delivered within 10 working days of the receipt of such information.

•

Policy Proceeds—Settlements shall be made within 30 days after receipt of due proof of death. k 24 Month Exchange Privilege—The new policy will have the same Policy Date as your original policy and any riders attached to the original policy can only be attached to the new policy only if they would have been offered with the new policy on its Date of Issue.

•	Suicide—No new suicide exclusion period will apply if the policy is reinstated.

•	Pre-Approved Increase Rider—You have 10 days after the effective date of a Pre-Approved Increase to cancel that increase.

North Dakota

•	Suicide—The Exclusion Period is one year from the Issue Date.

Oregon

•

Free Look (“Right To Examine Policy”)—If you cancel your policy, we will pay you the greater of the policy’s Cash Value as of the date the policy is returned or the total premiums paid, including policy fees or charges paid, less any loans and partial surrenders.

•

Policy Proceeds—A claim for the life insurance proceeds includes a fully completed claim form and a certified death certificate. If settlement of a claim is made after the first 30 after receipt of due proof of death, it will bear interest equal to the greater of the loan interest crediting rate or the interest paid on deferred loan or surrender proceeds.

•

Change in Objective of an Investment Division—In the event of a material change in the investment strategy of any Investment Division of the Separate Account, you have the option of converting your policy, within 60 days after the effective date of such change, or the date you receive the notification of

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the change, whichever is later. You may elect to convert this policy, without evidence of insurability, to a new fixed benefit life insurance policy, for an amount of insurance not exceeding the death benefit of the original policy on the date of conversion. The new policy will be based on the same issue age, gender and class of risk as your original policy. All riders attached to this policy will end on the date of conversion. The new policy will not offer variable investment options, such as the Investment Divisions.

•

Special Provision Regarding Paid-Up Term Insurance—On each policy anniversary, you have the right to transfer all of your money in the Separate Account to the Fixed Account and obtain a Paid-up term insurance benefit. See your policy for details regarding this option.

•	Suicide—No new suicide exclusion period will apply if the policy is reinstated.

•	Any reference to Registered Representative/Agent in this Prospectus means Producer in Oregon.

Tennessee

•	Upromise Account Rider—is not available.

Vermont

•

Vermont law requires that insurance contracts and policies offered to married persons and their families be made available to parties to a civil union and their families, unless federal law prohibits such action or limits the benefits available under the policy to persons recognized as married under federal laws. You should ask your registered representative how this law may impact your policy and the benefits available under it.

Washington

•	Upromise Account Rider—is not available.

•	Living Benefits Rider—This benefit can be exercised if the Insured has a life expectancy of twenty-four months or less.

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APPENDIX A

ILLUSTRATIONS FOR NEW YORK LIFE LIFETIME WEALTH VARIABLE UNIVERSAL LIFE “LWVUL”

The following tables demonstrate the way your policy works. The tables are based on the sex, age, underwriting class, initial Life Insurance Benefit, and premium as follows:

Tables 1 and 2 are for a LWVUL policy issued to a male with a preferred underwriting class and issue Age 40 with a planned annual premium of $3,500, and an initial face amount of $250,000 and no riders. It assumes that the Guideline Premium Test was used and that 100% of the net premium is allocated to the Separate Account.

The tables show how the Life Insurance Benefit, Cash Value and Cash Surrender Value would vary over an extended period of time assuming hypothetical gross rates of return equivalent to a constant annual rate of 0%, 6%, or 10%. The tables will assist in the comparison of the Life Insurance Benefit, Cash Value and Cash Surrender Value of the policy with other variable life insurance plans.

The Life Insurance Benefit, Cash Value and Cash Surrender Value for a policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6%, or 10%, but varied above or below those averages for the period. They would also be different depending on the allocation of the assets among the Investment Divisions of the Separate Account and the Fixed Account, if the actual gross rate of return for all Investment Divisions averaged 0%, 6%, or 10%, but varied above or below that average for Individual Investment Divisions. They would also differ if any policy loans or partial surrenders were made or if premium payments were not paid on the policy anniversary during the period of time illustrated. Depending on the timing and degree of fluctuation, the actual values could be substantially more or less than those shown. A lower value may, under certain circumstances, result in the lapse of the policy unless the policyowner pays more than the stated premium.

Table 1 reflects all deductions and charges under the policy, including the Monthly Asset Allocation Access Charge, and assumes that the cost of insurance charges are based on our current cost of insurance rates. These deductions and charges include all charges from planned premium payments and the Cash Value at their current levels, as well as a monthly Mortality and Expense Risk charge equal to 0.75%— 0.25% annualized (on a current basis) of the Separate Account Value. The Mortality and Expense Risk charge is reduced based on Separate Account cash value and policy duration.

Table 2 reflects all deductions and charges under the policy, including the Monthly Asset Allocation Access Charge, and assumes that the cost of insurance charges are based on the guaranteed cost of insurance rates. These deductions and charges include all charges from planned premium payments and the Cash Value at their guaranteed levels, as well as a monthly Mortality and Expense Risk charge equal to 0.75% annualized (on a guaranteed basis) of the Separate Account Value.

All tables reflect total assumed investment advisory fees together with other expenses incurred by the funds of 0.84% of the average daily net assets of the Funds. This total is based upon an arithmetic average of the management fees, administrative fees and the other expenses after expense reimbursement for each Investment Division. Please refer to the Fee Table in this prospectus for details of the underlying Fund fees.

Taking into account the average investment advisory fees and expenses of the Funds, the gross rates of return of 0%, 6%, and 10% would correspond to illustrated net investment returns of —0.84%, 5.11% and 9.08%, respectively.

The actual investment advisory fees and expenses may be more or less than the amounts illustrated and will depend on the allocations made by the policyowner.

NYLIAC will furnish, upon request, a comparable illustration using the age, sex, and underwriting classification of the insured for any initial Life Insurance Benefit and premium request. In addition to an illustration assuming policy charges at their maximum, we will furnish an illustration assuming current policy charges and current cost of insurance rates.

TABLE 1

NEW YORK LIFE LIFETIME WEALTH VARIABLE UNIVERSAL LIFE INSURANCE POLICY

MALE ISSUE AGE: 40, PREFERRED

PLANNED ANNUAL PREMIUM: $3,500

INITIAL FACE AMOUNT: $250,000

LIFE INSURANCE BENEFIT OPTION: 1

SECTION 7702 TEST: GUIDELINE PREMIUM TEST

ASSUMING CURRENT CHARGES

	End of Year Death Benefit Assuming Hypothetical Returns			End of Year Cash Values Assuming Hypothetical Returns			End of Year Cash Surrender Values Assuming Hypothetical Returns
Policy Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
1	250,000	250,000	250,000	2,880	3,063	3,186	3,176	3,360	3,483
2	250,000	250,000	250,000	5,679	6,222	6,597	6,096	6,639	7,014
3	250,000	250,000	250,000	8,393	9,473	10,243	8,811	9,891	10,661
4	250,000	250,000	250,000	11,032	12,828	14,151	11,427	13,224	14,546
5	250,000	250,000	250,000	13,595	16,290	18,340	13,977	16,672	18,722
6	250,000	250,000	250,000	16,084	19,864	22,832	16,458	20,237	23,206
7	250,000	250,000	250,000	18,502	23,554	27,653	18,842	23,894	27,994
8	250,000	250,000	250,000	20,894	27,412	32,878	21,102	27,619	33,085
9	250,000	250,000	250,000	23,216	31,398	38,488	23,280	31,461	38,551
10	250,000	250,000	250,000	25,468	35,516	44,514	25,487	35,534	44,533
15	250,000	250,000	250,000	36,289	59,126	83,362	36,289	59,126	83,362
20	250,000	250,000	250,000	44,996	87,063	139,673	44,996	87,063	139,673
25	250,000	250,000	274,184	51,819	120,491	224,741	51,819	120,491	224,741

(1)	Assumes no policy loan or partial surrender has been made.
(2)	Cash Surrender Values in Policy Years 1–10 reflect Alternative Cash Surrender Value.

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the portfolios of the Funds. The death benefit, Cash Value, and Cash Surrender Value for a policy would be different from those shown if the actual gross annual rates or return averaged 0%, 6%, or 10% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any policy loans or partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates or return can be achieved for any one year or sustained over a period of time.

TABLE 1 (CONTINUED)

NEW YORK LIFE LIFETIME WEALTH VARIABLE UNIVERSAL LIFE INSURANCE POLICY

MALE ISSUE AGE: 40, PREFERRED

PLANNED ANNUAL PREMIUM: $3,500

INITIAL FACE AMOUNT: $250,000

LIFE INSURANCE BENEFIT OPTION: 1

SECTION 7702 TEST: GUIDELINE PREMIUM TEST

ASSUMING CURRENT CHARGES

	End of Year Death Benefit(1) Assuming Hypothetical Returns			End of Year Cash Values(1) Assuming Hypothetical Returns			End of Year Cash Surrender Values(1)(2) Assuming Hypothetical Returns
Policy Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
30	250,000	250,000	406,329	55,387	160,654	350,284	55,387	160,654	350,284
35	250,000	250,000	574,980	54,121	211,235	537,364	54,121	211,235	537,364
40	250,000	273,844	839,635	31,001	260,804	799,653	31,001	260,804	799,653
45	0	334,099	1,237,920	0	318,190	1,178,971	0	318,190	1,178,971
50	0	406,174	1,816,096	0	386,832	1,729,615	0	386,832	1,729,615
55	0	476,797	2,568,940	0	472,077	2,543,505	0	472,077	2,543,505
60	0	476,797	2,568,940	0	472,077	2,543,505	0	472,077	2,543,505

(1)	Assumes no policy loan or partial surrender has been made.
(2)	Cash Surrender Values in Policy Years 1–10 reflect Alternative Cash Surrender Value.

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the portfolios of the Funds. The death benefit, Cash Value, and Cash Surrender Value for a policy would be different from those shown if the actual gross annual rates or return averaged 0%, 6%, or 10% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any policy loans or partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates or return can be achieved for any one year or sustained over a period of time.

TABLE 2

NEW YORK LIFE LIFETIME WEALTH VARIABLE UNIVERSAL LIFE INSURANCE POLICY

MALE ISSUE AGE: 40, PREFERRED

PLANNED ANNUAL PREMIUM: $3,500

INITIAL FACE AMOUNT: $250,000

LIFE INSURANCE BENEFIT OPTION: 1

SECTION 7702 TEST: GUIDELINE PREMIUM TEST

ASSUMING GUARANTEED CHARGES

	End of Year Death Benefit(1) Assuming Hypothetical Returns			End of Year Cash Values(1) Assuming Hypothetical Returns			End of Year Cash Surrender Values(1)(2) Assuming Hypothetical Returns
Policy Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
1	250,000	250,000	250,000	2,253	2,413	2,519	2,848	3,007	3,114
2	250,000	250,000	250,000	4,427	4,883	5,198	5,265	5,721	6,036
3	250,000	250,000	250,000	6,516	7,407	8,041	7,357	8,248	8,882
4	250,000	250,000	250,000	8,519	9,981	11,058	9,316	10,778	11,855
5	250,000	250,000	250,000	10,430	12,602	14,254	11,200	13,372	15,024
6	250,000	250,000	250,000	12,247	15,265	17,638	12,999	16,018	18,391
7	250,000	250,000	250,000	13,973	17,975	21,228	14,660	18,662	21,915
8	250,000	250,000	250,000	15,642	20,768	25,076	16,073	21,199	25,507
9	250,000	250,000	250,000	17,244	23,634	29,186	17,379	23,769	29,321
10	250,000	250,000	250,000	18,776	26,572	33,578	18,815	26,612	33,617
15	250,000	250,000	250,000	24,960	41,976	60,119	24,960	41,976	60,119
20	250,000	250,000	250,000	27,606	57,601	95,931	27,606	57,601	95,931
25	250,000	250,000	250,000	25,211	72,247	145,371	25,211	72,247	145,371

(1)	Assumes no policy loan or partial surrender has been made.
(2)	Cash Surrender Values in Policy Years 1–10 reflect Alternative Cash Surrender Value.

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by a policyowner and the investment experience of the portfolios of the Funds. The death benefit, Cash Value, and Cash Surrender Value for a policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6%, or 10% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any policy loans or partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

TABLE 2 (CONTINUED)

NEW YORK LIFE LIFETIME WEALTH VARIABLE UNIVERSAL LIFE INSURANCE POLICY

MALE ISSUE AGE: 40, PREFERRED

PLANNED ANNUAL PREMIUM: $3,500

INITIAL FACE AMOUNT: $250,000

LIFE INSURANCE BENEFIT OPTION: 1

SECTION 7702 TEST: GUIDELINE PREMIUM TEST

ASSUMING GUARANTEED CHARGES

	End of Year Death Benefit(1) Assuming Hypothetical Returns			End of Year Cash Values(1) Assuming Hypothetical Returns			End of Year Cash Surrender Values(1)(2) Assuming Hypothetical Returns
Policy Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
30	250,000	250,000	251,544	14,696	83,521	218,848	14,696	83,521	216,848
35	0	250,000	344,247	0	87,734	321,726	0	87,734	321,726
40	0	250,000	478,212	0	57,229	455,440	0	57,229	455,440
45	0	0	665,612	0	0	633,916	0	0	633,916
50	0	0	913,988	0	0	870,465	0	0	870,465
55	0	0	1,214,248	0	0	1,202,226	0	0	1,202,226
60	0	0	1,214,248	0	0	1,202,226	0	0	1,202,226

(1)	Assumes no policy loan or partial surrender has been made.
(2)	Cash Surrender Values in Policy Years 1–10 reflect Alternative Cash Surrender Value.

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the portfolios of the Funds. The death benefit, Cash Value, and Cash Surrender Value for a policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6%, or 10% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any policy loans or partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

OBTAINING ADDITIONAL INFORMATION

The Statement of Additional Information (“SAI”) contains additional information about New York Life Lifetime Wealth Variable Universal Life (“LWVUL”) insurance policy, including information about compensation arrangements. The SAI is available without charge upon request. You can request a paper copy of the SAI by mail (at the VPSC at one of the addresses listed on the first page of this prospectus), through the internet on our corporate website (www.newyorklife.com), or by phone on our toll-free number (1-800-598-2019). The current SAI is incorporated by reference into this prospectus and has been filed with the SEC.

TABLE OF CONTENTS FOR THE

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

Information about LWVUL (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about LWVUL are available on the SEC’s internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549.

For a personalized illustration or additional information about your policy, contact your Registered Representative or call our toll-free number, 1-800-598-2019.

SEC File Number: 811-07798

77

Statement of Additional Information

dated

May 1, 2012

for

New York Life Lifetime Wealth Variable Universal Life

from

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (“NYLIAC”)

This Statement of Additional Information (“SAI”) is not a prospectus. The SAI contains information that expands upon subjects discussed in the current New York Life Lifetime Wealth Variable Universal Life (“LWVUL”) prospectus. You should read the SAI in conjunction with the current prospectus dated May 1, 2012 and any supplements thereto. This SAI is incorporated by reference into the prospectus. You may obtain a paper copy of the prospectus by calling New York Life Insurance and Annuity Corporation (“NYLIAC”) at 1-800-598-2019 or by writing to NYLIAC at the Variable Products Service Center (“VPSC”) at one of the addresses listed on the first page of the prospectus. The prospectus is also posted on our corporate website, www.newyorklife.com. Terms used but not defined in the SAI have the same meaning as in the current prospectus.

LWVUL is offered under NYLIAC Variable Universal Life Separate Account-I.

GENERAL INFORMATION AND HISTORY

The LWVUL prospectus and SAI describe an individual flexible premium variable universal life insurance policy that NYLIAC issues: The New York Life Lifetime Wealth Variable Universal Life (LWVUL).

About NYLIAC

NYLIAC is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident, and health insurance and annuities in the District of Columbia and all states. In addition to the policy described in the prospectus, NYLIAC offers other life insurance policies and annuities. NYLIAC’s financial statements are also included in this SAI. NYLIAC’s principal business address is 51 Madison Avenue, New York, New York 10010.

NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), a mutual life insurance company founded in New York in 1845. NYLIAC had total assets amounting to $117.9 billion at the end of 2011. New York Life has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.

About NYLIAC Variable Universal Life Separate Account—I

NYLIAC Variable Universal Life Separate Account—I (the “Separate Account”) is a segregated asset account that NYLIAC established to receive and invest your net premiums. NYLIAC established the Separate Account on June 4, 1993 under the laws of the State of Delaware, in accordance with resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 as amended. This registration does not mean that the SEC supervises the management, investment practices, or policies of the Separate Account.

Tax Status of NYLIAC and the Separate Account

NYLIAC is taxed as a life insurance company under IRC Subchapter L. The Separate Account is not a taxable entity separate from NYLIAC, and we take its operations into account in determining NYLIAC’s income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy Cash Values and are applied automatically to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account are taxed to NYLIAC to the extent that those items are applied to increase tax deductible reserves associated with the policy.

ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES

The prospectus provides information about the policy and its riders. The following is additional information about these terms.

Investment Divisions

As discussed in the prospectus, the following are the available Eligible Portfolios of each Fund:

MainStay VP Funds Trust.

•	MainStay VP Balanced—Initial Class

•	MainStay VP Bond—Initial Class

•	MainStay VP Cash Management

•	MainStay VP Conservative Allocation—Initial Class

2

•	MainStay VP Convertible—Initial Class

•	MainStay VP DFA/DuPont Capital Emerging Markets Equity—Initial Class

•	MainStay VP Eagle Small Cap Growth—Initial Class

•	MainStay VP Flexible Bond Opportunities—Initial Class

•	MainStay VP Floating Rate—Initial Class

•	MainStay VP Government—Initial Class

•	MainStay VP High Yield Corporate Bond—Initial Class

•	MainStay VP ICAP Select Equity—Initial Class

•	MainStay VP Income Builder—Initial Class

•	MainStay VP International Equity—Initial Class

•	MainStay VP Janus Balanced—Initial Class

•	MainStay VP Large Cap Growth—Initial Class

•	MainStay VP MFS® Utilities—Initial Class

•	MainStay VP Moderate Allocation—Initial Class

•	MainStay VP Moderate Growth Allocation—Initial Class

•	MainStay VP PIMCO Real Return—Initial Class

•	MainStay VP T. Rowe Price Equity Income—Initial Class

•	MainStay VP Van Eck Global Hard Assets—Initial Class

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

•	Invesco V.I. Global Real Estate Fund—Series I Shares

•	Invesco V.I. International Growth Fund—Series I Shares

•	Invesco Van Kampen V.I. Mid Cap Value Fund—Series I Shares*

The Alger Portfolios

•	Alger Capital Appreciation Portfolio—Class I-2 Shares

AllianceBernstein® Variable Products Series Fund, Inc.

•	Alliance Bernstein® VPS International Value Portfolio**

American Century Variable American Century Investment Portfolios, Inc.

•	American Century VP Inflation Protection—Class II

BlackRock® Variable Series Funds, Inc.

•	BlackRock® Global Allocation V.I. Fund—Class III Shares

The Columbia Funds Variable Insurance Trust

•	Columbia Variable Portfolio—Small Cap Value Fund—Class 2 Shares

Delaware VIP® Trust

•	Delaware VIP Diversified Income Series—Standard Class

•	Delaware VIP Emerging Markets Series—Standard Class

•	Delaware VIP International Value Equity Series—Standard Class

3

•	Delaware VIP Small Cap Value Series—Standard Class

•	Delaware VIP Value Series—Standard Class

DFA Investment Dimensions Group Inc.

•	DFA VA Global Bond Portfolio

•	DFA VA International Small Portfolio

•	DFA VA International Value Portfolio

•	DFA VA Short-Term Fixed Portfolio

•	DFA VA U.S. Large Value Portfolio

•	DFA VA U.S. Targeted Value Portfolio

DWS Investments VIT Funds

•	DWS Small Cap Index VIP—Class A Shares

Fidelity® Variable Insurance Products Fund

•	Fidelity® VIP Contrafund®—Initial Class

•	Fidelity® VIP Equity Income—Initial Class

•	Fidelity® VIP Index 500—Initial Class

•	Fidelity® VIP Investment Grade Bond—Initial Class

•	Fidelity® VIP Mid Cap—Initial Class

•	Fidelity® VIP Overseas—Initial Class

Janus Aspen Series

•	Janus Aspen Enterprise Portfolio—Institutional Shares

•	Janus Aspen Forty Portfolio—Institutional Shares

Lincoln Variable Insurance Products Trust

•	LVIP Baron Growth Opportunities Fund—Service Class

MFS® Variable Insurance Trust

•	MFS® New Discovery Series—Initial Class

•	MFS® Research Bond Series—Initial Class

•	MFS® Value Series—Initial Class
MFS® Variable Insurance Trust II

•	MFS® International Value Portfolio—Initial Class

Neuberger Berman Advisers Management Trust

•	Neuberger Berman AMT Mid-Cap Growth—Class I

PIMCO—Variable Insurance Trust

•	PIMCO Total Return Portfolio—Administrative Class Shares

T. Rowe Price Equity Series, Inc.

•	T. Rowe Price Blue Chip Growth Portfolio

•	T. Rowe Price International Stock Portfolio

4

•	T. Rowe Price Limited-Term Bond Portfolio

•	T. Rowe Price New America Growth Portfolio

The Merger Fund

•	The Merger Fund VL

The Universal Institutional Funds, Inc.

•	UIF U.S. Real Estate Portfolio—Class I

Van Eck VIP Trust

•	Van Eck VIP Multi-Manager Alternatives Fund

Victory Variable Insurance Funds

•	Victory VIF Diversified Stock Fund—Class A Shares

*Effective	July 15, 2012, the Fund will be renamed Invesco Van Kampen V.I. American Value Fund.

**No premiums or transfers will be accepted into this Investment Division after April 30 2012, Policyowners who remove any Cash Value allocations from this Investment Division will not be permitted to reinvest in this Investment Division.

The Funds and Eligible Portfolios offered though this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the Mainstay VP Funds Trust and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund’s investment adviser, or its distributor.

The Funds’ shares may be available to certain separate accounts we use to fund our variable annuity policies. This is called “mixed funding.” The Funds’ shares may be available to separate accounts of insurance companies that are not affiliated with NYLIAC and, in certain instances, to qualified plans. This is called “shared funding.” Although we do not anticipate that any difficulties will result from mixed and shared funding, it is possible that differences in tax treatment and other considerations may cause the interests of owners of various contracts participating in the Funds to be in conflict. The Board of Directors/Trustees of each Fund, the Funds’ investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. In the event of a material conflict, we could be required to withdraw from an Eligible Portfolio. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

The investment experience of an Investment Division of the Separate Account reflects increases or decreases in the net asset value of the shares of the underlying Fund, any dividend or capital gains distributions declared by the Fund, and any charges against the assets of the Investment Division. We determine this investment experience each Valuation Day, which is when the net asset value of the underlying Fund is determined. The actual net rate of return for an Investment Division measures the investment experience from the end of one Valuation Day to the end of the next Valuation Day.

Additions, Deletions, or Substitutions of Investments

We may add, delete, or substitute the Eligible Portfolio shares held by any Investment Division, within certain limits. We may eliminate the shares of any of the Eligible Portfolios and substitute shares of another Portfolio of a Fund or of another registered open-end management investment company or other investment vehicles. We may do this if the shares of an Eligible Portfolio are no longer available for investment or if we, in our sole discretion, decide that investment in an Eligible Portfolio is inappropriate given the purposes of the Separate Account. A new Eligible Portfolio may have higher fees and charges than the one it replaces. We will not substitute shares attributable to your interest in an Investment Division until you have been notified of the change, as required by the 1940 Act and we have obtained any necessary regulatory approvals.

5

We may establish new Investment Divisions and/or eliminate one or more Investment Divisions when marketing, tax, investment, or other conditions make it appropriate. We may decide whether or not the new Investment Divisions should be made available to existing policyowners.

If we make a substitution or change to the Investment Divisions, we may change your policy to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the 1940 Act, (b) deregister it under such Act in the event such registration is no longer required, (c) combine the Separate Account with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Account, as permitted by law.

Reinvestment

We automatically reinvest all dividends and capital gains distributions from Eligible Portfolios in additional shares of the distributing Portfolio at their net asset value on the date the dividends or distributions are paid.

Changing the Face Amount of Your Policy

You can request one increase in the Face Amount of your policy each Policy Year (except the first). In addition, Face Amount Increases are subject to the following conditions:

•	the insured is still living;

•	the insured is age 80 or younger;

•	the increase you are requesting is $5,000 or more;

•	the requested increase will not cause the policy’s Face Amount to exceed our maximum limit on the risk we retain, which we set at our discretion;

•

you submit a written application signed by the insured and the policyowner(s) to either your registered representative or to VPSC at one of the addresses listed on the first page of the LWVUL prospectus (or any other address we indicate to you in writing); and

•	satisfactory evidence of insurability.

We can limit any increase in the Face Amount of your policy.

You have the opportunity to apply for additional Face Amount increases to your policy without underwriting, subject to our recommendation, during the first 20 Policy Years (except the first) or until the Insured is 65 years old, whichever is earlier, if you have elected the Pre-Approved Increase Rider.

You can request one decrease in the Face Amount of your policy each Policy Year if all of the following conditions are met:

•	the insured is still living;

•	the decrease you are requesting will not reduce the policy’s Face Amount below $100,000; and

•	you submit a written application signed by the policyowner(s) to VPSC at one of the addresses listed on the first page of the LWVUL prospectus (or any other address we indicate to you in writing)

We may limit any decrease in the Face Amount of your policy.

Additional Information About the Amount in the Separate Account: Valuation of Accumulation Units

The value of an accumulation unit on any Valuation Day equals the value of an accumulation unit on the preceding Valuation Day multiplied by the net investment factor. We calculate a net investment factor for the period from the close of the New York Stock Exchange on the immediately preceding Valuation Day to its close on the current Valuation Day using the following formula:

(a/b)

Where: a = the sum of:

6

(1)	the net asset value of the Fund share held in the Separate Account for that Investment Division at the end of the current Valuation Day, plus

(2)	the per share amount of any dividends or capital gains distributions made by the Fund for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs during such period; and

b = the net asset value of the Fund share held in the Separate Account for that Investment

Division at the end of the preceding Valuation Day.

The net investment factor may be greater or less than one. Therefore, the value of an accumulation unit may increase or decrease.

Additional Benefits Through Riders and Options

The following riders and options are (or have been) available with this policy, and a description of each is provided in the current prospectus:

Living Benefits Rider

Life Extension Benefit Rider

Pre-Approved Increase Rider

Spouse’s Paid-Up Insurance Purchase Option Rider

Guaranteed Minimum Death Benefit Rider

Term Insurance on Other Covered Insured Rider

Insurance Exchange Rider

Monthly Deduction Waiver Rider

Accidental Death Benefit Rider

Children’s Insurance Rider

Guaranteed Minimum Accumulation Benefit Rider

Waiver of Specified Premium Rider

Riders and options are subject to regulatory approval in each jurisdiction and may not be available in all jurisdictions. In addition, the rider name and the requirements for any rider may vary by jurisdiction. You should contact your registered representative to determine whether a rider or option you are considering is available in your jurisdiction. Additional information for specific riders and options appears below.

There may be an additional charge for a rider. Subject to availability in each jurisdiction, the Spouse’s Paid-Up Insurance Purchase Option Rider (described below) is included in the LWVUL policy.

Living Benefits Rider (also known as Accelerated Benefits Rider)

Under this rider, if the insured has a life expectancy of twelve months or less, you may request a portion or all of the Policy Proceeds as an accelerated death benefit. You must elect this rider in order to have it included in your policy. This election can be made at any time.

You can cancel this rider at any time by sending us a signed written notice at one of the addresses listed on the first page of the prospectus. This rider will end on the date we receive your request.

You may elect to receive an accelerated death benefit of 25%, 50%, 75%, or 100% of certain eligible proceeds from your Policy Proceeds. We will pay you an amount equal to:

Elected percentage	X	Eligible proceeds	X	Interest factor	-	Administrative fee (up to $150)	-	Elected percentage of an unpaid Policy loan

Minimum accelerated benefit amount: $25,000.

Maximum accelerated benefit amount: $250,000 (total for all of your NYLIAC policies).

7

If you accelerate less than 100% of the eligible proceeds, the remaining Face Amount of your policy after we pay this benefit must be at least $50,000. We do not permit any subsequent acceleration.

When we make a payment under this rider, we will reduce your policy’s Face Amount, rider death benefits, monthly deductions, Cash Value, and any unpaid policy loan based on the percentage you elected. We will deduct an administrative fee of $150 at the time you exercise the rider.

Amounts received under this rider generally will be excludable from your gross income under IRC Section 101(g). The exclusion from gross income will not apply, however, if you are not the insured or if you do not have an insurable interest in the life of the insured either because the insured is your director, officer, or employee, or because the insured has a financial interest in a business of yours.

In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of a “life insurance contract” under the IRC. We reserve the right (but we are not obligated) to modify the rider to conform to any requirements the IRS may enact.

Life Extension Benefit Rider (LEB)

Under this rider, on the policy anniversary on which the insured is age 95, the Life Insurance Benefit will continue to equal the Life Insurance Benefit of the policy on the date of the insured’s death. Without this rider, on the policy anniversary on which the insured is age 95, the Life Insurance Benefit would be equal to the policy’s Cash Value. You can cancel this rider by sending us a signed written notice. This rider will end on the Monthly Deduction Day on or next following receipt of your request.

Pre-Approved Increase Rider

Under this rider, you may apply for a pre-approved Face Amount increase to your policy, subject to our recommendation, during the first 20 Policy Years (except the first) or until the Insured is 65 years old, whichever is earlier. There is no additional charge for the rider and no evidence of insurability will need to be submitted with your application for any pre-approved face amount increases. Recommendations for a Face Amount Increase will result from a review of your need for such an increase based an standards that are uniformly applied to all policyholders. These reviews will take place at least once every five years and no more frequently than annually. The increases will be subject to an annual limit of 10% of the policy’s initial face amount or $100,000 (whichever is less) and a total limit of 50% of the policy’s initial Face Amount or $500,000 (whichever is less). All pre-approved face amount increases are subject to a $5,000 minimum.

In order to receive a pre-approved face amount increase, you must send us a written application, also signed by the Insured. The increase will take effect on the Monthly Deduction Day on or next following the date We receive the completed application for the increase. No new contestability period or suicide exclusion period will apply to any pre-approved face amount increase under this rider. If within three (3) years of our recommendation to increase the Face Amount of your policy, you do not apply for the lesser of (a) the full amount of the recommended increase or (b) the maximum amount of pre-approved increases available during that three (3) year period, the rider will end and you will no longer be eligible to apply for and to receive a preapproved Face Amount increase to your policy or a recommendation for such Face Amount increase. The rider will also end: (a) at the earlier of the date when (i) the Insured is 65 or (ii) Policy Year 20 has elapsed, and/or (b) if the base policy ends, lapses or is surrendered. This rider may be reinstated if the base policy is reinstated.

When the rider is issued at the same time as the base policy, the rates used to calculate the Cost of Insurance and Monthly Per Thousand Face Amount Charge for a pre-approved face amount increase will be based on the Insured’s issue age, gender, and class of risk on the rider issue date and the duration of the rider at the time the Face Amount Increase takes effect. When this Rider is added to a policy that is already in effect, the rates used to calculate the Cost of Insurance and Monthly Per Thousand Face Amount Charge for a pre-approved face amount increase will be based on the Insured’s age, gender and risk class when the rider was added to the Policy and the duration of the rider at the time the Face Amount increase takes effect.

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A pre-approved face amount increase may also result in a change in the life insurance percentage applied to your policy under Section 7702 of the IRC and a possible new seven-year testing period for modified endowment contract status.

Spouse’s Paid-Up Insurance Purchase Option Rider

This rider allows a spouse who is the beneficiary under the policy to purchase a new paid-up whole life insurance policy on his or her own life without evidence of insurability when the insured dies. Subject to state availability, this rider is included in the LWVUL policy.

The maximum Face Amount of the spouse’s new paid-up whole life policy is the lesser of:

(1) the maximum amount of the Policy Proceeds payable under this policy (before any unpaid loan is deducted); or

(2) $5,000,000.

If the insured’s spouse dies at the same time as the insured or within 30 days after the insured’s death and does not exercise the option under this rider, we will pay a benefit to the spouse’s estate equal to the maximum amount of insurance coverage that could have been purchased under this rider, minus the premium payment that would have been required for that insurance (cannot exceed a maximum of $2.5 million).

If a third party (including a trust) is the policyowner and beneficiary under the policy, that third party can also exercise the option and purchase a paid-up whole life policy on the life of the spouse. The policyowner must have an insurable interest in the life of the spouse and the spouse must consent to the issuance of the new insurance in writing.

Guaranteed Minimum Death Benefit Rider (GMDB)

As long as this rider is in effect and the benefit period has not expired, this rider guarantees that your policy will never lapse due to its Cash Surrender Value being insufficient to cover the current monthly deduction charges. Under this rider, if your total monthly deduction charges are greater than your policy’s Cash Surrender Value, we will deduct as much of the monthly deduction charges from the Cash Value as possible. We will then waive any excess amount of these charges including the charge for this and any other rider. Generally, this rider is available with a benefit period up to the insured’s age 95. This rider is available as long as the benefit period is at least ten years. You may cancel this rider at any time by sending us a signed written notice. This rider will end on the Monthly Deduction Day on or next following receipt of your request.

In exchange for the guarantee provided by this rider, you must make certain premium payments into your policy to keep the rider in force. The premium you must pay under this rider varies by policy and is called the monthly “Guaranteed Minimum Death Benefit (GMDB) premium.” You will find it on your Policy Data Page. The monthly GMDB premium may change if you modify your policy or any of the riders attached to your policy. Although this premium is expressed as a monthly premium, you do not need to pay it on a monthly basis. Rather, we will perform a GMDB premium test each month to determine if you have made enough cumulative premium payments to keep the rider in effect.

If your policy does not satisfy the GMDB premium test and your policy fails the test by an amount that is more than one monthly GMDB premium, we will notify you that your policy has failed this test. The rider will terminate unless you make a premium payment in an amount necessary to pass the GMDB premium test before the next Monthly Deduction Day. If the rider terminates, we will reinstate it if we receive the required premium payment before the Monthly Deduction Day that follows the date the rider terminated. If the rider terminates during a period when the rider benefit is in effect, your policy will enter the late period and will lapse unless the required payment is made.

Having this rider affects your ability to take policy loans in the following way:

(a) If you take a loan during the first two Policy Years, this rider will end.

(b) After the first two Policy Years, you may take loans within certain limits. On the day you take a loan (or when any unpaid loan interest is charged as an additional loan), the Cash Surrender Value of

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your policy less the new loan and the amount of any current outstanding loan balance must be greater than the cumulative monthly GMDB premiums which were required up to the time you take the loan, accumulated at an annual effective interest rate of up to 6.0% as of that date.

Term Insurance on Other Covered Insured (“OCI”) Rider

The minimum amount of term insurance that you can apply for under this rider is $25,000. The term insurance under this rider will end when the Primary Insured dies. However, provided the rider is in effect, you can convert the term insurance on any living OCI under age 70 to any permanent plan of insurance we offer within 31 days after the Monthly Deduction Day on or following the date of the Primary Insured’s death. To convert the term insurance for any living OCI pursuant to the restrictions noted above, you must send a written request in a form acceptable to us to VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicated to you in writing). The term insurance under this rider also will end if the base policy ends. In no event will this rider continue beyond the policy anniversary on which the Primary Insured is age 100.

We refer to any person who is covered under this rider as an “Other Covered Insured.” This rider is not available on the Primary Insured.

Insurance Exchange Rider

When an exchange is made to a new policy the Cash Value of your policy will be transferred to the new policy and become the Cash Value for the new policy. However, the Cash Surrender Value under the new policy may be different since surrender charges will be based on the new insured’s age and gender. Please note that in order to exercise the Insurance Exchange Rider, you must send a completed Insurance Exchange Rider form to VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing).

The maximum Face Amount of the new policy is the lesser of the Face Amount of the original policy on the Policy Date or the Face Amount of the original policy on the date of the exchange.

Before we can issue the new policy, you must provide us with evidence of insurability on the new Insured and have an insurable interest in the new insured. The Policy Date and the Issue Date of the new policy will be the date on which the policy is exchanged. The new cost of insurance rates, premium payments and charges will be based on the new insured’s age, gender, and risk classification at the time the exchange occurs. However, surrender charges on the new policy will be measured from the Policy Date of the original policy.

The IRS has ruled that an exchange of policies pursuant to this type of rider does not qualify as a tax-deferred exchange under IRC Section 1035. Accordingly, the exercise of your rights under this rider will result in a taxable event. You will be required to include in gross income an amount equal to the gain in the policy. The exercise of your rights under this rider also may result in the new policy’s classification as a modified endowment contract, as discussed in the prospectus. You should consult your tax adviser about the potential adverse tax consequences of exercising your rights under this rider.

Monthly Deduction Waiver Rider

You must provide proof that the Primary Insured has been totally disabled for at least six consecutive months before we will waive any monthly deduction charges. We will waive the monthly deduction charges as long as the disability continues. From time to time we may require proof that the insured is totally disabled. We will pay for any medical examination necessary in connection with such proof.

In addition, the following special rules apply:

•

If the total disability begins on or before the policy anniversary on which the Primary Insured is age 60 and continues to the policy anniversary on which the insured is age 65, we will waive the monthly deduction charges under this policy until age 100. We will not require any further proof of disability.

•

If the total disability begins after the policy anniversary on which the Primary Insured is age 60 but before age 65, we will waive the monthly deduction charges, as long as the disability continues, until the policy anniversary on which the Primary Insured is age 65.

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We will not waive the monthly deduction charges for any disability that begins on or after the policy anniversary on which the Primary Insured is age 65.

In the event of the total disability (as defined in the rider), we will waive the following deductions from Cash Value on each Monthly Deduction Day:

•	the monthly cost of insurance for the base policy;

•	the monthly cost of riders, if any;

•	the monthly contract charge;

•	the monthly per thousand charge, if any

•	the Monthly Asset Allocation charge (if applicable);

•	the monthly Mortality and Expense Risk charge.

If you elect the Monthly Deduction Waiver Rider, you may not elect the Waiver of Specified Premium Rider.

Accidental Death Benefit Rider

We will pay the additional death benefit if the Primary Insured dies within one year of such accident. No benefit is payable under the rider if the death of the insured occurs before the insured’s first birthday or after the policy anniversary on which the insured is age 70.

Children’s Insurance Rider

A child born to, or legally adopted by, the Primary Insured while the rider is in effect is also a covered child. For a child to be covered under this rider, he or she must be age 18 or younger when this rider is issued, or when that child would otherwise be covered. However, no child is covered under this rider until the 15th day after birth.

If the Primary Insured dies while this rider is in effect, the term insurance on each covered child will continue at no additional cost. This is known as paid-up Insurance. Although paid-up Insurance has no loan value, it does have cash value and can be surrendered for its cash value.

When you apply for this rider, you must specify how many units of insurance coverage will apply to each covered child. You may purchase one to twenty-five units of coverage on each child. Each unit provides $1,000 of level term insurance. The number of units must be for the same child. Each child covered under this rider is issued in a standard risk class.

The term insurance coverage, or the paid-up insurance, on each covered child will end the earlier of:

•	The policy anniversary on which the covered child is age 25; or

•	The policy anniversary on which the Primary Insured, is, or would have been, age 65.

Within 31 days after the date on which the term insurance ends, you or the covered child can convert the term insurance to any permanent plan of insurance we offer, without any evidence of insurability. The maximum face amount of the new policy is five times the amount of the term insurance coverage on the covered child. The premium rates for the new policy will be based on the age and sex of the covered child, and our premium rates in effect on the date of conversion.

Guaranteed Minimum Accumulation Benefit Rider (Available May 29, 2012)

The Guaranteed Minimum Accumulation Benefit (GMAB) Rider provides a guarantee that at the end of the 12th Policy Year, your Separate Account Value will not be less than the Adjusted GMAB Account Value. At the end of the 12th Policy Year, if the Separate Account Value is less that the Adjusted GMAB Account Value, the Separate Account Value will be increased to equal the Adjusted GMAB Account Value (“Rider Exercise”). If the Separate Account Value is more than the Adjusted GMAB Account Value at this date, the Separate Account Value will not be increased.

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The GMAB Account Value does not include any amounts allocated, or subsequently transferred from the GMAB Investment Divisions, to the Fixed Account. The GMAB Account Value may be less than the Separate Account Value of the policy and may be less than the total premiums paid. The Rider does not guarantee a return of principal. The GMAB Account Value is not available for payment of any monthly deductions from cash value and/or separate account charges; loans or loan repayments; surrenders, partial surrenders or periodic partial withdrawals; premium payments; or to reinstate a policy. You will not receive the GMAB Account Value on a 1035 exchange or other policy exchange, or as part of a Life Insurance Benefit (other than those that may be paid in connection with Section 7702 of the IRC).

To be eligible for the GMAB Rider, you must allocate all of your cash value to the GMAB Allocation Alternatives listed in the Prospectus. All subsequent premium payments and/or transfers must be made to one or more of these GMAB Allocation Alternatives. If you make a premium payment or a transfer to an allocation alternative other than a GMAB Allocation Alternative, your election will be pended and you will be given the opportunity to cancel or modify your election. If you choose to make this election after notification, the GMAB Rider will end and you will be charged a cancellation fee. We may make changes to the GMAB Allocation Alternatives available with the GMAB Rider by discontinuing a GMAB Investment Division because it has been: (1) closed; (2) merged with an Investment Division not offered as a GMAB Allocation Alternative; or (3) otherwise restricted by that Investment Division’s investment advisor. We will promptly notify you of any such change and request conforming allocation and/or transfer instructions from you. If we do not receive these instructions within 60 days of notification, we will transfer the amount in your discontinued GMAB Allocation Alternative to the Mainstay VP Cash Management Investment Division, or a similar replacement GMAB Allocation Alternative. Any loan repayments, partial withdrawals or premium payments that were directed to the discontinued GMAB Allocation Alternative will also be reallocated to the Mainstay VP Cash Management Investment Division, or a similar replacement GMAB Allocation Alternative, if not reallocated by you. We may also discontinue offering a GMAB Allocation Alternative at any time. If we do so, any funds already allocated to that discontinued GMAB Allocation Alternative may remain, but no additional funds may be allocated, reallocated, or transferred to that allocation alternative. If we do not receive conforming instructions for future allocations or transfers, we will allocate these amounts to the Mainstay VP Cash Management Investment Division, or a similar replacement GMAB Allocation Alternative.

You are not eligible for the GMAB Rider if you have elected to receive Advisory Services under the policy or if you have elected the Cash Value Accumulation Test as the policy’s Life Insurance Qualification Test. At the end of the 12th Policy Year, you have the option to elect another benefit period under a new GMAB Rider if we receive your election notice by the date specified in the Rider. The GMAB Rider Charge and the GMAB Interest Rate for the new GMAB Rider will be based on the rates then in effect.

You may cancel the Rider at any time. To cancel the Rider, you must send a signed notice to VPSC at one of the addresses noted on the first page of the Prospectus. If a cancellation occurs prior to the end of the 12th Policy Year, a cancellation fee of no more than 2% of the Adjusted GMAB Account Value may apply. The Rider will end on the date we receive your request. The Rider will also end if the insured dies prior to the end of the benefit period; the policy ends, is surrendered or lapses; at the end of the 12th Policy Year; or if you choose to make a premium payment or transfer to an allocation alternative other than a GMAB Allocation Alternative after notification. The Rider provides no benefit if you surrender the policy (or cancel the Rider) before the end of the 12th Policy Year. It also provides no benefit if the policy lapses, even if the Adjusted GMAB Account Value is greater than the Separate Account Value.

Waiver of Specified Premium (WSP) Rider (Available May 29, 2012)

You must provide proof that the Insured has been totally disabled for at least six consecutive months before we will pay the WSP Amount into the policy. Written notice and proof of total disability must be provided to us in a form we approve at our Service Office, or other location that we indicate to you in writing, while the Insured is living and has a total disability, or as soon as it can reasonably be done. From time to time, we may require proof that the insured is totally disabled. We will pay for any medical examination necessary in connection with such proof.

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We will pay the WSP Amount until: (a) the period of total disability ends; (b) the policy anniversary on which the insured is age 65; or (c) the policy ends or is surrendered, whichever comes first. The WSP Amount will be applied to the investment options of the policy in accordance with your premium allocation election in effect at that time. For purposes of calculation of the WSP Amount, the Term Insurance on Other Covered Insured Rider is the only Applicable Rider. Monthly WSP rider charges are waived during any period when the WSP Amount is being paid.

You may cancel the rider at any time by sending us a signed notice. The rider ends on the earlier of any of the following events: when the policy ends, when the policy is surrendered, or on the policy anniversary on which the insured is age 65. Note: Payment of the WSP Amount is no guarantee that your LWVUL policy will not lapse. You may be required to pay additional premiums during a period of total disability to maintain the policy in force.

Options Available at No Additional Charge

•	Dollar Cost Averaging

The main objective of Dollar Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Because you transfer the same dollar amount to a given Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value is low and fewer units if the value per unit is high. Dollar Cost Averaging does not assure growth or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider you financial ability to continue investing during periods of low price levels.

If you decide to use the Dollar Cost Averaging feature, we will ask you to specify:

(1) the dollar amount you want to have transferred (minimum transfer: $100);

(2) the Investment Division you want to transfer money from;

(3) the Investment Divisions and/or Fixed Account you want to transfer money to;

(4) the date on which you would like the transfers to be made, within limits; and

(5) how often you would like the transfers made: monthly, quarterly, semiannually, or annually.

You may not make Dollar Cost Averaging transfers from the Fixed Account, but you can make Dollar Cost Averaging transfers into the Fixed Account. In addition, you cannot make transfers into the DCA Plus Account. Transfers out of the DCA Plus Account are subject to the DCA Plus Program (see below).

We will make Dollar Cost Averaging transfers on the date you specify, or if the date you specify is not a Business Day, on the next Business Day. You can specify any day of the month other than the 29th, 30th or 31st of the month. To process a Dollar Cost Averaging transfer you must send a written request, in a form acceptable to us, to VPSC at one of the addresses listed on the first page of the LWVUL prospectus (or any other address we indicate to you in writing). NYLIAC must receive the request in writing one week prior to the date the transfer(s) are scheduled to begin.

The minimum Cash Value required to elect this option is $2,500. We will suspend this feature automatically if the Cash Value is less than $2,000 on a transfer date. Once the Cash Value equals or exceeds $2,000, the Dollar Cost Averaging transfers will resume automatically as last requested. You may cancel the Dollar Cost Averaging feature at any time. To cancel the Dollar Cost Averaging feature, you must send a written cancellation request in a form acceptable to us to VPSC at one of the addresses listed on the first page of the LWVUL prospectus (or any other address we indicate to you in writing).

You may not elect Dollar Cost Averaging if you have chosen Automatic Asset Reallocation. However, you have the option of alternating between these two policy features. Dollar Cost Averaging is not available when the DCA Plus Program is in place.

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•	Dollar Cost Averaging Plus Program (May Be Discontinued At Any Time)

This feature permits you to set up automatic dollar cost averaging using the DCA Plus Account when an initial premium payment is made. If you participate in the DCA Plus Account program you cannot use traditional Dollar Cost Averaging or Interest Sweep until the account is closed 12 months following the expiration of the policy’s “Right to Examine” period.

If you elect to participate in this program, your entire initial net premium must be allocated to the DCA Plus Account. Subsequent premiums received within 12 months following the expiration of the policy’s “Right to Examine” period will also be allocated to the DCA Plus Account unless you direct us otherwise.

The DCA Plus program allows you to make regular periodic allocations from the DCA Plus Account into the Investment Divisions and/or Fixed Account over a twelve-month period. It involves the automatic transfer of a specified amount from the DCA Plus Account into the Investment Divisions and/or Fixed Account according to the allocation instructions provided by you. The DCA Plus Account will credit interest at a rate, which we declare periodically, in advance, and at our sole discretion. This rate will never be less than an annual rate of 3% for policies issued before May 1, 2012 and 2% for policies issued on or after May 1, 2012 (subject to state availability). We may credit different interest rates to the DCA Plus Account, the Fixed Account, and to any loaned amounts. Net premium payments to the DCA Plus Account will receive the applicable interest rate in effect on the Business Day we receive that premium payment. Interest rates for subsequent premium payments into the Fixed Account and DCA Plus Account may be different from the rate applied to prior premium payments made into the Fixed Account or DCA Plus Account. Interest accrues daily and is credited on each Monthly Deduction Day. Contact your registered representative for the current rate. Amounts in the DCA Plus Account only earn the DCA Plus Account interest rate while they are in the DCA Plus Account waiting to be transferred to the Investment Divisions. Because the entire initial premium is not in the DCA Plus Account for the full year, the annual effective rate will not be achieved.

Amounts in the DCA Plus Account will be transferred to the Investment Divisions and/or Fixed Account on each Monthly Deduction Day for a period of twelve months immediately following the policy’s “Right to Examine Period”. The amount of each transfer will be calculated at the time of the transfer based on the number of remaining monthly transfers and the remaining value in the DCA Plus Account as of the date of the transfer. Transfers from the DCA Plus Account occur automatically and are based on the following formula:

Monthly Deduction Day (following the “Right to Examine” Period)	Amount Transferred from the DCA Plus Account (as a percentage of the DCA Plus Account Value as of the applicable Monthly Deduction Day)
1	8.33%
2	9.09%
3	10.00%
4	11.11%
5	12.50%
6	14.29%
7	16.67%
8	20.00%
9	25.00%
10	33.33%
11	50.00%
12	100.00%

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The entire value of the DCA Plus Account will be completely transferred to the Investment Divisions and/or Fixed Account within 12 months following the expiration of the policy’s “Right to Examine” period. For example, if you allocate an initial premium payment to the DCA Plus Account under which the 12-month term will end on December 31, 2012 and we receive a subsequent premium payment for the DCA Plus Account before December 31, 2012, we will allocate the subsequent premium payment to the same DCA Plus Account and transfer the entire value of the DCA Plus Account to the Investment Divisions and/or Fixed Account by December 31, 2012 based on the schedule shown above, even though a portion of the money was not in the DCA Plus Account for the entire 12-month period.

You can make partial surrenders and transfers (in addition to the automatic transfers described above) from the DCA Plus Account at any time without penalty.

You cannot make transfers into the DCA Plus Account.

Use of the DCA Plus Account does not assure growth or protect against loss in declining markets. Assets in our General Account support the DCA Plus Account.

You can cancel the DCA Plus Account at any time. To cancel the DCA Plus Account, you must send a written cancellation request in a form acceptable to us to VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing). Upon receiving your cancellation request we will transfer the entire DCA Plus Account balance to the Investment Divisions and/or Fixed Account according to the allocation instructions provided by you. We reserve the right to stop offering the DCA Plus Account at any time. DCA Plus may not be available in all jurisdictions.

•	Automatic Asset Reallocation

This option allows you to maintain a set investment mix. For example, you could specify that 50% of the amount you have in the Investment Divisions of the Separate Account be allocated to a particular Investment Division, and the other 50% be allocated to another Investment Division. Over time, the variations in each of these Investment Divisions would cause this balance to shift. If you elect to have the Automatic Asset Reallocation (AAR) feature, we will automatically reallocate the amount you have in the Separate Account among the various Investment Divisions so that they are invested in the percentages you specify.

We will make AAR transfers on the date you specify, of if the date you specify is not a Business Day, on the next Business Day. You can choose to schedule the investment allocations quarterly, semiannually or annually, but not on a monthly basis. You can specify any day of the month other than the 29th, 30th or 31st. Your AAR will be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at the time to be consistent with your fund transfer and premium allocation changes. To process AAR transfers, you must send a written request in a form acceptable to VPSC at one of the addresses listed on the first page of the Prospectus (or any other addresses we indicate to you in writing). NYLIAC must receive the request in writing no later than five (5) Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five (5) Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

The minimum Separate Account Value is $2,500. We will suspend this feature automatically if the Separate Account Value is less than $2,000 on a reallocation date. Once the Separate Account Value equals or exceeds this amount, AAR will resume automatically as scheduled. There is no minimum amount that you must allocate among Investment Divisions for this feature.

You can cancel or modify the AAR feature at any time. To cancel or modify the AAR feature, you may call us at 1-800-598-2019 or send a written cancellation request in a form acceptable to VPSC at one of the addresses listed on the first page of the Prospectus (or any other address we indicate to you in writing). You cannot elect AAR if you have chosen Dollar Cost Averaging. However, you have the option of alternating between the two features. AAR is available when the DCA Plus Program is in place but funds in the DCA Plus Account are not eligible for AAR.

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•	Interest Sweep

You can choose to make interest sweep transfers out of the Fixed Account if the amount in the Fixed Account is at least $2,500. We will make all Interest Sweep transfers on the date you specify or, if the date you specify is not a Business Day, on the next Business Day. You can specify any day of the month to make these automatic transfers, other than the 29th, 30th, or 31st of the month. We will not process an interest sweep transfer unless we have received a written request, in a form acceptable to us, at VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing). NYLIAC must receive the request in writing not later than five (5) Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five (5) Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

You cannot choose the interest sweep feature if you have instructed us to pay any part of your policy charges from the Fixed Account. If you want to elect the interest sweep feature and you want to allocate your charges, you must allocate your charges to the MainStay VP Cash Management Investment Division.

You can request interest sweep in addition to either the Dollar Cost Averaging or Automatic Asset Reallocation feature. If an interest sweep transfer is scheduled for the same day as a Dollar Cost Averaging or Automatic Asset Reallocation transfer, we will process the interest sweep transfer first.

If an interest sweep transfer would cause more than the greater of: (i) $5,000 or (ii) 20% of the amount you have in the Fixed Account at the beginning of the Policy Year to be transferred from the Fixed Account, we will not process the transfer and we will suspend the interest sweep feature. If the amount you have in the Fixed Account is less than $2,000, we will automatically suspend this feature. Once the amount you have in the Fixed Account equals or exceeds $2,000, the interest sweep feature will resume automatically as scheduled. You can cancel the interest sweep feature at any time by written request. To cancel the interest sweep feature, you must send a written cancellation request in a form acceptable to us to VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing). Interest Sweep is not available when the DCA Plus Program is in place.

•	Upromise

The Upromise Account Rider is available only at the time of application, in jurisdictions where approved. The Upromise Rider is available only on Non-Qualified Policies funded directly by you (non-Section 1035 exchanged policies). For you to qualify for the benefit of this Rider, we require that you either have a valid Upromise Account at the time of application, or that you open one within 90 days of the policy delivery date, and that you register the policy with Upromise within 90 days of the policy delivery date. Once we confirm that you have met all requirements, we will deposit the amount of $25 into your Upromise Account no sooner than 30 days but no later than 60 days from the date you register the policy with Upromise. The cost basis of your variable life policy for tax purposes will be lowered by the amount of our contribution to your Upromise Account. For additional information on the Upromise Program, you may visit the Upromise web site at www.upromise.com.

The Upromise Account Rider will automatically terminate 90 days after the policy delivery date if at the time of application you do not have a valid Upromise Account, or you do not open one within 90 days of the policy delivery date. The Rider will also automatically terminate if you fail to register the policy with Upromise within 90 days of the policy delivery date, or if Upromise (or a successor organization) ceases operation before the onetime amount of $25 is deposited into your Upromise Account. There is no additional cost for this rider.

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Examples of IRC Section 7702 on Life Insurance Benefits

Under this policy, you can choose from different Life Insurance Benefit Options. The following are standardized examples of how the choice of the GPT or CVAT can impact the Life Insurance Benefit.

EXAMPLES

(EFFECT of IRC Section 7702 on Life Insurance Benefit)

LWVUL

LIFE INSURANCE BENEFIT OPTION 1

Example 1: Male Nonsmoker Age 45 at Death; 7702 Test: Guideline Premium Test
	Policy A	Policy B
(1) Face Amount	$1,000,000	$1,000,000
(2) Cash Value	$400,000	$500,000
(3) IRC Section 7702 Percentage on Date of Death	215%	215%
(4) Cash Value multiplied by 7702 Percentage	$860,000	$1,075,000
(5) Death Benefit = Greater of (1) and (4)	$1,000,000	$1,075,000

LIFE INSURANCE BENEFIT OPTION 2

Example 1: Male Nonsmoker Age 45 at Death; 7702 Test: Guideline Premium Test
	Policy A	Policy B
(1) Face Amount	$1,000,000	$1,000,000
(2) Cash Value	$400,000	$900,000
(3) IRC Section 7702 Percentage on Date of Death	215%	215%
(4) Cash Value multiplied by 7702 Percentage	$860,000	$1,935,000
(5) Death Benefit = Greater of (1) + (2) and (4)	$1,400,000	$1,935,000

LIFE INSURANCE BENEFIT OPTION 1

Example 2: Male Nonsmoker Age 45 at Death; 7702 Test: Cash Value Accumulation Test
	Policy A	Policy B
(1) Face Amount	$1,000,000	$1,000,000
(2) Cash Value	$200,000	$500,000
(3) IRC Section 7702 Percentage on Date of Death	346%	346%
(4) Cash Value multiplied by 7702 Percentage	$692,000	$1,730,000
(5) Death Benefit = Greater of (1) and (4)	$1,000,000	$1,730,000

LIFE INSURANCE BENEFIT OPTION 2

Example 2: Male Nonsmoker Age 45 at Death; 7702 Test: Cash Value Accumulation Test
	Policy A	Policy B
(1) Face Amount	$1,000,000	$1,000,000
(2) Cash Value	$300,000	$600,000
(3) IRC Section 7702 Percentage on Date of Death	346%	346%
(4) Cash Value multiplied by 7702 Percentage	$1,038,000	$2,076,000
(5) Death Benefit = Greater of ((1)+(2)) and (4)	$1,300,000	$2,076,000

17

LIFE INSURANCE BENEFIT OPTION 3

Example 3: Male Nonsmoker, Age 45 at Death; 7702 Test: Guideline Premium Test
	Policy A	Policy B
(1) Face Amount	$1,000,000	$1,000,000
(2) Adjusted Total Premium	$250,000	$250,000
(3) Cash Value	$500,000	$750,000
(4) IRC Sec. 7702 Percentage On Date of Death	215%	215%
(5) Cash Value multiplied by 7702 Percentage	$1,075,000	$1,612,500
(6) Death Benefit = Greater of (1) + (2) and (5)	$1,250,000	$1,612,500

Example 3: Male Nonsmoker, Age 45 at Death; 7702 Test: Cash Value Accumulation Test
	Policy A	Policy B
(1) Face Amount	$1,000,000	$1,000,000
(2) Adjusted Total Premium	$250,000	$250,000
(3) Cash Value	$300,000	$500,000
(4) IRC Sec. 7702 Percentage On Date of Death	346%	346%
(5) Cash Value multiplied by 7702 percentage	$1,038,000	$1,730,000
(6) Death Benefit = Greater of (1) + (2) and (5)	$1,250,000	$1,730,000

Additional Information About Changing Options

You can change your Life Insurance Benefit Option. The following Examples demonstrate the impact this change can have on your Life Insurance Benefit.

EXAMPLE

Change From Option 1 To Option 2

Cash Value	$200,000
Face Amount before option change	$2,000,000
Face Amount after option change ($2,000,000—$200,000)	$1,800,000
Life Insurance Benefit immediately before and after Option change	$2,000,000

Change From Option 3 To Option 1

Adjusted Total Premium	$100,000
Cash Value	$150,000
Face Amount before option change	$2,000,000
Face Amount after option change ($2,000,000 + $100,000)	$2,100,000
Life Insurance Benefit immediately before and after Option change	$2,100,000

Change From Option 2 To Option 1

Cash Value	$150,000
Face Amount Before option change	$2,000,000
Face Amount after option change ($2,000,000 + $150,000)	$2,150,000
Life Insurance Benefit immediately before and after Option change	$2,150,000

Change From Option 3 To Option 2

Adjusted Total Premium	$100,000
Cash Value	$200,000
Face Amount before option change	$2,000,000
Face Amount after option change ($2,000,000—$100,000)	$1,900,000
Life Insurance Benefit immediately before and after Option change	$2,100,000

18

DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors LLC (NYLIFE Distributors), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. (FINRA) as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

The policies are sold by registered representatives of NYLIFE Securities LLC (“NYLIFE Securities”), a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

The maximum commissions payable to a broker-dealer in the first 30 years are equivalent to the present value of an annual commission rate for 30 years of 3.1% per year. (This figure is based on planned annual premiums of $10,000 and assumes a discount rate of 6%. Additional assumptions for LWVUL product are Male Issue Age 40, issued preferred, with an initial face amount of $250,000.) In Policy Years 1-5, broker-dealers receive commission not to exceed 4.25% of the premiums paid up to a policy’s Target Premium 1, plus 16.75% of premiums paid between Target Premium 1 and Target Premium 2, plus 4.5% of premiums paid in excess of Target Premium 2. In Policy Years 6-7, broker-dealers receive commission not to exceed 3% of all premiums paid. Broker-dealers may also receive additional asset-based fees of 0.15% in Policy Years 6-17 and 0.10% in Policy Years 18 and beyond.

The “Target Premium” is used in the calculation of the maximum commission payable and is based on the age(s) of the insured(s) at the inception of the policy, gender, and the face amount of the policy. Broker-dealers may also receive an allowance for expenses that ranges generally from 0% to 15% of first year premiums.

The total commissions paid during the fiscal year ended December 31, 2011 were $189,474. NYLIFE Distributors did not retain any of these commissions.

New York Life also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

Unaffiliated broker-dealers may receive sales support for products manufactured and issued by New York Life or its affiliates from Brokerage General Agents (“BGAs”) who are not employed by New York Life. BGAs receive commissions on the policies based on a percentage of the commissions the registered representative receives and an allowance for expenses based on first year premiums paid.

NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

The policy is sold and premium payments are accepted on a continuous basis.

19

UNDERWRITING A POLICY

The underwriting of a policy determines: (1) whether the policy application will be approved or disapproved; and (2) into what premium class the insured should be placed. Risk factors that are considered for these determinations include: (a) the insured’s age; (b) the insured’s health history; (c) whether the insured smokes or not; and (d) the amount of insurance coverage requested on the policy application. As risk factors are added (i.e., higher age, smoker, poor health history, higher insurance coverage) the amount of the premium required for an approved policy will increase.

In the case where a policy’s Face Amount of coverage is increased, monthly deductions are calculated by allocating Cash Values based on the earliest layer(s) of coverage first.

20

ADDITIONAL INFORMATION ABOUT CHARGES

The following example reflects how charges can impact a policy.

This example assumes a male insured, issue age 40, preferred rating, a Target Premium 1 of $2,990, a Target Premium 2 of $6,885.65, a scheduled annual premium of $3,500, an initial Face Amount of $250,000, and a selection of Life Insurance Benefit Option 1 by the policyowner. It also assumes current charges and a 6% hypothetical gross annual investment return, which results in a 5.11% net annual investment return. It also assumes the policy is in its first Policy Year. There is no guarantee that the current charges illustrated below will not change.

PREMIUM	$3,500.00
Less sales expense charge(1)	44.63
Less state premium tax charge (2%)	70.00
Less Federal tax charge (1.25%)	43.75
NET PREMIUM	$3,341.62
Plus net investment performance (earned from the Investment Divisions and/or the Fixed Account)	158.73
Less total annual monthly contract charge(2)	180.00
Less total annual monthly cost of insurance charge (varies monthly)	55.31
Less total annual monthly cost of riders(3)	0.00
Less total annual Mortality and Expense Risk charge(4)	24.11
Less total annual Monthly Asset Allocation Access Charge	16.07
Less total annual per Thousand Face Amount charge	161.46
CASH VALUE	$3,063.08
CASH SURRENDER VALUE (as of the end of first Policy Year)	$3,063.08
Plus ACSV Benefit	296.69
ALTERNATIVE CASH SURRENDER VALUE (as of the end of first Policy Year)	$3,360.09

You choose the amount of premium you intend to pay and the frequency with which you intend to make these payments. We call this your planned premium. Any additional premium payments you make are called unplanned premiums.

We allocate your net premium to the Investment Divisions, the Fixed Account and/or DCA Plus Account based on your instructions.

Cash Value may be used to determine the amount of your Life Insurance Benefit as well as the Cash Surrender Value of your policy.

The amount of loans, withdrawals and surrenders you can make is based on your policy’s Cash Surrender Value. Your policy will terminate if your Cash Surrender Value is insufficient to pay your policy’s monthly charges.

(1)	For details about how we calculate the sales expense charge for your policy, please refer to the Table of Fees and Expenses in the prospectus.
(2)	We currently deduct a monthly contract charge of $15 per month from a policy in Policy Years 1-10 and $10 per month in Policy Years 11 and beyond.
(3)	This example assumes you have not chosen any riders.
(4)	For details about how we calculate the Mortality and Expense Risk charge for your policy, please refer to the Table of Fees and Expenses in the prospectus.

21

The following is additional information about specific charges that can be associated with your policy.

Deductions from Premiums

•	Sales expense charge

We deduct a sales expense charge from each premium you pay to partially cover our expenses of selling the policy to you. The amount of the sales expense charge in a Policy Year is not necessarily related to our actual expenses for that particular year. To the extent that sales expenses are not covered by the sales expense charge , they will be recovered from the NYLIAC surplus, including any amounts derived from the Mortality and Expense Risk charge, the charge for cost of insurance protection, the per thousand Face Amount charge, the Monthly Asset Allocation Access charge or the monthly contract charge . The sales expense charge we deduct is a percentage of the premium you pay. This percentage varies depending on whether the total premium you have paid in any given Policy Year is above or below the Target Premium for your policy.

When your policy is issued, we determine the initial Target Premium 1 and Target Premium 2 levels for your policy. Your Target Premiums are based on the specific Age, sex, and underwriting class of the insured(s) and the base policy amount. We use the Target Premium 1 & Target Premium 2 levels for the purpose of calculating the sales expense charge. An increase in your Target Premium levels generally will increase the sales expense charge. You can find your initial Target Premium 1 & Target Premium 2 levels on the Policy Data Page. If you increase the Face Amount of your base policy, we will increase your Target Premium 1 & Target Premium 2 levels to reflect the amount of the increase and the insured’s attained age on the most recent policy anniversary. If you decrease the Face Amount of your base policy, we will correspondingly decrease your Target Premium 1 & Target Premium 2 levels, starting with the portion of your Target Premium attributable to the most recent increase.

•	State premium tax charge

Some jurisdictions impose a tax on the premiums insurance companies receive from their policyowners currently ranging from 0.0% to 3.5% of premium payments. We deduct a charge of 2% of all premiums we receive to cover these state premium taxes. This charge may not reflect the actual premium tax charged in your state. We may increase the amount we deduct as a state premium tax charge to reflect changes in the law. Our right to increase this charge is limited in some jurisdictions by law.

•	Federal tax charge

NYLIAC’s Federal tax obligations will increase based upon premiums associated with Non-Qualified Policies. For Non-Qualified Policies, we deduct 1.25% of each premium payment you make to cover the Federal tax that results. We do not deduct this charge from Qualified Policies. We may increase the amount we deduct as a federal tax charge to reflect changes in the law.

•	Other tax charges

Other than the Federal tax charge (discussed above), no other charge is currently made on the Separate Account for our Federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our Federal income taxes that are attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account and the DCA Plus Account, we may impose a charge for the policy’s share of NYLIAC’s Federal income taxes attributable to the Fixed Account and the DCA Plus Account.

Under current laws, we may incur state or local taxes other than premium taxes (including income, franchise and capital taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

Transaction Charges

•	Partial Surrender Fee—If you make a partial surrender we may deduct a processing fee not to exceed $25.

22

•	Transfer Charge—We may impose a charge of $30 per transfer for each transfer after the first twelve in any Policy Year.

•	Insufficient Funds Fee—If your premium payment is returned by the bank for insufficient funds, you will be charged a $20 fee for each returned payment.

Deductions from Cash Value

•	Monthly contract charge

On each Monthly Deduction Day, we will deduct a monthly contract charge to cover our costs for providing certain administrative services including premium collection, record keeping, processing claims, and communicating to our policyowners. This charge will not exceed $15 per month from policies in all Policy Years.

•	Charge for cost of insurance protection

The cost of insurance charge is calculated by adding any applicable flat extra charge (which might apply to certain insureds based on our underwriting) to the monthly cost of insurance rate which applies to the insured at that time and multiplying the result by the Net Amount at Risk on the Monthly Deduction Day. The Net Amount at Risk is the difference between the current Life Insurance Benefit of your policy divided by 1.00327 and the policy’s Cash Value. Your cost of insurance charge will vary from month to month depending on the changes in the Net Amount at Risk as well as the cost of insurance rate. We expect to profit from this charge. Profits derived from this charge can be used for any corporate purpose. We calculate the cost of insurance separately for the initial Face Amount. If you request and we approve an increase in your policy’s Face Amount, then a different rate class (and therefore cost of insurance rate) may apply to the increase, based on the insured’s age and circumstances at the time of the increase.

•	Mortality and Expense Risk Charge

We assume a mortality risk that the group of lives we have insured under our policies will not live as long as we expected. In addition, we assume an expense risk that the cost of issuing and administering the policies we have sold will be greater than we have estimated. On each Monthly Deduction Day, we deduct a Mortality and Expense Risk charge from the Separate Account Value as of that day. This charge varies based on the cash value in the separate account and the policy duration. This charge will never be more than, on an annual basis, 0.75% of the Separate Account Value. We may use any profit derived from the charge for any lawful purpose, including any distribution expenses not covered by the sales expense charge.

•	Monthly Per Thousand Face Amount Charge

On each Monthly Deduction Day, we deduct a per thousand Face Amount charge which varies by issue age, gender, risk, class, Face Amount, and policy duration.

•	Monthly Asset Allocation Access Charge

On each monthly deduction day following the end of the free-look period, we will deduct a Monthly Asset Allocation Access Charge to cover the cost of making available, and administering the delivery of, Advisory Services offered in connection with the policy. We will not deduct this charge unless you elect to receive Advisory Services. If you do elect to receive Advisory Services, we will not begin to deduct this charge until you have engaged the Investment Adviser to provide Advisory Services in connection with the policy and the cash value of the policy is $2,500 or greater. We currently deduct, on each Monthly Deduction Day, a Monthly Asset Allocation Access Charge at an annual rate of 0.50% of the Separate Account Value as of that day. This charge may increase but will never be more than an annual rate of 0.75% of the Separate Account Value. We expect to profit from this charge. We may use these funds for any corporate purpose. We intend to use a substantial proportion of these funds to pay the Investment Adviser. We will no longer deduct the fee if you cancel the Advisory Services in connection with your policy, the Separate Account Value is less than $2,000, or your agreement with the Investment Adviser is otherwise terminated.

•	Rider Charges—Each month, we deduct any applicable charges for any optional riders you have chosen.

23

LOANS

You can borrow up to:

(100%-a) x b) —c, where:

a = the current loan interest rate;

b = the policy’s Cash Surrender Value; and

c = the sum of three months of Monthly Deductions.

Assuming that you have not reached this maximum, you may obtain additional loans during the life of your policy.

Currently, the effective annual loan interest rate is 4% in Policy Years 1 – 20 and 3% thereafter for policies issued before May 1, 2012, and 3% in Policy Years 1-20 and 2% thereafter for policies issued on or after May 1, 2012 (subject to state availability). If the interest is not paid, it is withdrawn on a pro rata basis across all Investment Divisions.

SURRENDER OF YOUR POLICY

Cash Surrender Value is significant for 2 reasons:

•	Loans and Partial Surrenders: You can take loans and partial surrenders from your policy based on the amount of the policy’s Cash Surrender Value.

•

Keeping Your Policy in Effect: Your policy may lapse without value if the Cash Surrender Value is insufficient to pay the monthly policy charges. Therefore, while premium payments are flexible, you may need to make additional premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect.

FINANCIAL STATEMENTS

The consolidated balance sheet of NYLIAC as of December 31, 2011 and 2010, and the consolidated statements of income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2011 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2011 and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

24

NYLIAC Variable Universal Life Separate Account-I

Financial Statements

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NYLIAC Variable Universal Life Separate Account-I

Financial Statements

Group 1 Policies:	Variable Universal Life Survivorship Variable Universal Life – Series 1

Group 2 Policies:	Variable Universal Life 2000 – Series 1 Single Premium Variable Universal Life – Series 1

Group 3 Policies:	Pinnacle Variable Universal Life Pinnacle Survivorship Variable Universal Life

Group 4 Policies:

Variable Universal Life 2000 – Series 2

Survivorship Variable Universal Life – Series 2

Single Premium Variable Universal Life – Series 2

Single Premium Variable Universal Life – Series 3

Variable Universal Life Provider

Legacy Creator Single Premium Variable Universal Life

Variable Universal Life Accumulator

Survivorship Variable Universal Life Accumulator

Group 5 Policy:	Lifetime Wealth Variable Universal Life

Statement of Assets and Liabilities

As of December 31, 2011

	MainStay VP Balanced— Initial Class	MainStay VP Bond— Initial Class	MainStay VP Cash Management

ASSETS:
Investment at net asset value	$9,491,348	$40,232,845	$54,282,284
Dividends due and accrued	—	—	497
Net receivable (payable) to New York Life Insurance and Annuity Corporation	420	7,080	(12,248)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	66	429	1,704
Administrative charges	8	46	154

Total net assets	$9,491,694	$40,239,450	$54,268,675

TOTAL NET ASSETS REPRESENTED BY:
Total Net Assets of Policyowners:
Group 1 Policies	$2,844,625	$16,677,009	$14,076,324
Group 2 Policies	1,417,408	11,352,752	14,210,424
Group 3 Policies	—	2,103,605	8,681,660
Group 4 Policies	5,229,661	10,106,084	17,268,886
Group 5 Policies	—	—	31,381

Total net assets	$9,491,694	$40,239,450	$54,268,675

Group 1 variable accumulation unit value	$12.41	$26.44	$1.54

Group 2 variable accumulation unit value	$12.58	$19.83	$1.24

Group 3 variable accumulation unit value	$—	$17.59	$1.20

Group 4 variable accumulation unit value	$13.01	$17.15	$1.18

Group 5 variable accumulation unit value	$—	$—	$1.00

Identified Cost of Investment	$8,977,345	$37,990,106	$54,284,326

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

MainStay VP Common Stock— Initial Class	MainStay VP Conservative Allocation— Initial Class	MainStay VP Convertible— Initial Class	MainStay VP Floating Rate— Initial Class	MainStay VP Government— Initial Class	MainStay VP Growth Allocation— Initial Class	MainStay VP Growth Equity— Initial Class

$72,929,943	$9,472,282	$39,905,275	$13,459,467	$22,959,455	$27,006,250	$157,770,672
—	—	—	50,662	—	—	—

(27,332)	10	(23,845)	—	592	(3,176)	(21,951)

1,009	96	400	93	252	174	2,360
114	12	29	10	27	18	300

$72,901,488	$9,472,184	$39,881,001	$13,510,026	$22,959,768	$27,002,882	$157,746,061

$41,521,801	$4,196,097	$10,738,286	$3,591,758	$9,762,404	$6,444,390	$109,191,999
23,473,250	1,957,919	16,370,384	2,474,183	6,725,822	4,925,998	40,673,175
677,374	—	689,909	1,689,390	534,639	—	621,435
7,229,063	3,318,168	12,082,422	5,754,695	5,936,903	15,632,494	7,259,452
—	—	—	—	—	—	—

$72,901,488	$9,472,184	$39,881,001	$13,510,026	$22,959,768	$27,002,882	$157,746,061

$30.18	$12.84	$25.64	$12.07	$23.77	$10.66	$21.56

$11.53	$12.85	$18.27	$12.23	$18.54	$10.62	$8.27

$12.03	$—	$17.85	$12.09	$16.21	$—	$10.88

$13.77	$13.24	$18.01	$12.65	$15.90	$10.93	$12.21

$—	$—	$—	$—	$—	$—	$—

$79,773,996	$8,892,506	$37,233,415	$13,003,805	$22,465,023	$25,511,379	$136,289,227

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities (Continued)

As of December 31, 2011

	MainStay VP High Yield Corporate Bond— Initial Class	MainStay VP ICAP Select Equity— Initial Class	MainStay VP Income Builder— Initial Class

ASSETS:
Investment at net asset value	$122,286,318	$117,853,755	$50,285,035
Dividends due and accrued	—	—	—
Net receivable (payable) to New York Life Insurance and Annuity Corporation	11,262	(56,094)	(27,242)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	1,200	1,240	711
Administrative charges	136	130	90

Total net assets	$122,296,244	$117,796,291	$50,256,992

TOTAL NET ASSETS REPRESENTED BY:

Total Net Assets of Policyowners:
Group 1 Policies	$49,724,708	$47,233,170	$32,725,606
Group 2 Policies	27,968,624	33,470,486	12,669,933
Group 3 Policies	3,822,828	1,551,786	318,597
Group 4 Policies	40,773,136	35,538,886	4,542,856
Group 5 Policies	6,948	1,963	—

Total net assets	$122,296,244	$117,796,291	$50,256,992

Group 1 variable accumulation unit value	$35.65	$12.72	$26.65

Group 2 variable accumulation unit value	$23.13	$13.76	$13.22

Group 3 variable accumulation unit value	$24.17	$14.87	$14.72

Group 4 variable accumulation unit value	$23.06	$14.97	$15.60

Group 5 variable accumulation unit value	$10.38	$9.39	$—

Identified Cost of Investment	$117,381,404	$117,741,778	$52,572,771

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

MainStay VP International Equity— Initial Class	MainStay VP Large Cap Growth— Initial Class	MainStay VP Mid Cap Core— Initial Class	MainStay VP Moderate Allocation— Initial Class	MainStay VP Moderate Growth Allocation— Initial Class	MainStay VP S&P 500 Index— Initial Class	MainStay VP U.S. Small Cap— Initial Class

$42,431,956	$32,836,351	$67,280,400	$23,369,037	$37,848,546	$212,744,738	$16,579,889
—	—	—	—	—	—	—

(22,158)	37,146	(62,486)	(9)	25	(72,996)	14,121

380	305	494	203	290	2,399	115
41	20	45	23	31	271	9

$42,409,377	$32,873,172	$67,217,375	$23,368,802	$37,848,250	$212,669,072	$16,593,886

$15,135,346	$7,357,114	$16,311,350	$8,282,877	$11,436,533	$98,652,889	$3,133,519
9,713,516	13,378,739	16,327,469	4,900,006	7,388,380	55,963,695	4,643,277
—	1,185,788	—	—	—	17,078,665	—
17,534,629	10,951,437	34,578,556	10,185,919	19,023,337	40,973,823	8,817,090
25,886	94	—	—	—	—	—

$42,409,377	$32,873,172	$67,217,375	$23,368,802	$37,848,250	$212,669,072	$16,593,886

$20.84	$8.66	$16.74	$12.17	$11.51	$33.69	$12.55

$13.00	$11.91	$17.20	$12.17	$11.44	$11.21	$12.60

$—	$12.25	$—	$—	$—	$13.14	$—

$16.32	$13.87	$18.86	$12.63	$11.85	$14.31	$12.73

$8.03	$9.30	$—	$—	$—	$—	$—

$59,248,672	$26,929,755	$58,327,517	$21,553,011	$36,582,843	$190,569,545	$13,587,743

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities (Continued)

As of December 31, 2011

	Alger Capital Appreciation Portfolio— Class I-2 Shares	Alger Small Cap Growth Portfolio— Class I-2 Shares	AllianceBernstein VPS Small/ Mid Cap Value Portfolio— Class A Shares

ASSETS:
Investment at net asset value	$1,423,956	$33,599,854	$4,818,994
Dividends due and accrued	—	—	—
Net receivable (payable) to New York Life Insurance and Annuity Corporation	(80)	(83,587)	(7,210)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	403	33
Administrative charges	—	39	3

Total net assets	$1,423,876	$33,515,825	$4,811,748

TOTAL NET ASSETS REPRESENTED BY:
Total Net Assets of Policyowners:
Group 1 Policies	$—	$14,016,069	$925,907
Group 2 Policies	—	12,362,550	1,281,637
Group 3 Policies	1,422,054	761,326	—
Group 4 Policies	—	6,375,880	2,604,204
Group 5 Policies	1,822	—	—

Total net assets	$1,423,876	$33,515,825	$4,811,748

Group 1 variable accumulation unit value	$—	$15.63	$10.01

Group 2 variable accumulation unit value	$—	$11.98	$10.02

Group 3 variable accumulation unit value	$22.16	$19.56	$—

Group 4 variable accumulation unit value	$—	$21.27	$10.56

Group 5 variable accumulation unit value	$9.32	$—	$—

Identified Cost of Investment	$1,187,363	$23,789,430	$4,606,847

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

AllianceBernstein VPS International Value Portfolio— Class A Shares	American Century® VP Inflation Protection— Class II	American Century® VP International— Class II	American Century® VP Value— Class II	Calvert VP SRI Balanced Portfolio	Delaware VIP Diversified Income Series— Standard Class	Delaware VIP Emerging Markets Series— Standard Class

$161	$220,142	$1,478,416	$1,207,432	$4,070,203	$86,743	$17,519
—	—	—	—	—	—	—

—	—	(13,735)	(10,992)	(339)	—	—

—	—	—	—	42	—	—
—	—	—	—	3	—	—

$161	$220,142	$1,464,681	$1,196,440	$4,069,819	$86,743	$17,519

$—	$—	$—	$—	$1,127,585	$—	$—
—	—	—	—	1,717,519	—	—
—	201,850	1,464,681	1,196,440	—	—	—
—	—	—	—	1,224,715	—	—
161	18,292	—	—	—	86,743	17,519

$161	$220,142	$1,464,681	$1,196,440	$4,069,819	$86,743	$17,519

$—	$—	$—	$—	$17.12	$—	$—

$—	$—	$—	$—	$12.30	$—	$—

$—	$14.97	$16.73	$17.01	$—	$—	$—

$—	$—	$—	$—	$14.33	$—	$—

$7.68	$11.35	$—	$—	$—	$10.64	$8.15

$167	$204,078	$1,655,198	$1,098,416	$4,049,932	$85,204	$20,604

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities (Continued)

As of December 31, 2011

	Delaware VIP International Value Equity Series— Standard Class	Delaware VIP Small Cap Value Series— Standard Class	Delaware VIP Value Series— Standard Class

ASSETS:
Investment at net asset value	$836	$3,279	$56,929
Dividends due and accrued	—	—	—
Net receivable (payable) to New York Life Insurance and Annuity Corporation	—	—	—

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—
Administrative charges	—	—	—

Total net assets	$836	$3,279	$56,929

TOTAL NET ASSETS REPRESENTED BY:
Total Net Assets of Policyowners:
Group 1 Policies	$—	$—	$—
Group 2 Policies	—	—	—
Group 3 Policies	—	—	—
Group 4 Policies	—	—	—
Group 5 Policies	836	3,279	56,929

Total net assets	$836	$3,279	$56,929

Group 1 variable accumulation unit value	$—	$—	$—

Group 2 variable accumulation unit value	$—	$—	$—

Group 3 variable accumulation unit value	$—	$—	$—

Group 4 variable accumulation unit value	$—	$—	$—

Group 5 variable accumulation unit value	$8.06	$9.37	$10.47

Identified Cost of Investment	$901	$3,098	$55,748

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Dreyfus IP Technology Growth— Initial Shares	Dreyfus VIF Opportunistic Small Cap— Initial Shares	DWS Dreman Small Mid Cap Value VIP— Class A Shares	DWS Small Cap Index VIP— Class A Shares	Fidelity® VIP Contrafund®— Initial Class	Fidelity® VIP Equity- Income— Initial Class	Fidelity® VIP Growth— Initial Class

$13,257,392	$1,256,817	$1,837,483	$18,682	$162,365,286	$53,918,338	$3,420,262
—	—	—	—	—	—	—

(7,491)	(59)	(29)	—	(96,868)	(32,019)	—

79	—	14	—	1,668	554	—
6	—	2	—	173	61	—

$13,249,816	$1,256,758	$1,837,438	$18,682	$162,266,577	$53,885,704	$3,420,262

$2,038,804	$—	$545,633	$—	$63,034,400	$22,309,178	$—
3,288,769	—	346,738	—	45,672,946	13,492,863	—
453,260	1,256,758	—	—	12,650,743	2,402,284	3,420,262
7,468,983	—	945,067	—	40,886,698	15,681,284	—
—	—	—	18,682	21,790	95	—

$13,249,816	$1,256,758	$1,837,438	$18,682	$162,266,577	$53,885,704	$3,420,262

$11.55	$—	$10.10	$—	$28.31	$19.83	$—

$12.16	$—	$10.31	$—	$16.83	$13.90	$—

$15.96	$12.32	$—	$—	$18.15	$13.98	$11.33

$16.07	$—	$10.36	$—	$18.14	$13.87	$—

$—	$—	$—	$9.11	$9.20	$9.49	$—

$11,050,914	$1,309,420	$1,866,397	$20,120	$180,952,536	$62,888,251	$3,433,882

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities (Continued)

As of December 31, 2011

	Fidelity® VIP Index 500— Initial Class	Fidelity® VIP Investment Grade Bond— Initial Class	Fidelity® VIP Mid Cap— Initial Class

ASSETS:
Investment at net asset value	$9,306,013	$1,066,796	$4,103,262
Dividends due and accrued	—	—	—
Net receivable (payable) to New York Life Insurance and Annuity Corporation	—	(8,496)	(12,861)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—
Administrative charges	—	—	—

Total net assets	$9,306,013	$1,058,300	$4,090,401

TOTAL NET ASSETS REPRESENTED BY:
Total Net Assets of Policyowners:
Group 1 Policies	$—	$—	$—
Group 2 Policies	—	—	—
Group 3 Policies	9,275,683	935,076	4,062,552
Group 4 Policies	—	—	—
Group 5 Policies	30,330	123,224	27,849

Total net assets	$9,306,013	$1,058,300	$4,090,401

Group 1 variable accumulation unit value	$—	$—	$—

Group 2 variable accumulation unit value	$—	$—	$—

Group 3 variable accumulation unit value	$12.91	$16.11	$24.25

Group 4 variable accumulation unit value	$—	$—	$—

Group 5 variable accumulation unit value	$9.63	$10.78	$8.55

Identified Cost of Investment	$8,605,606	$1,029,840	$3,952,410

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Fidelity® VIP Overseas— Initial Class	Invesco V.I. Global Real Estate Fund— Series I Shares	Invesco V.I. International Growth Fund— Series I Shares	Invesco Van Kampen V.I. Mid Cap Value Fund— Series I Shares	Janus Aspen Balanced Portfolio— Institutional Shares	Janus Aspen Enterprise Portfolio— Institutional Shares	Janus Aspen Forty Portfolio— Institutional Shares

$4,938,592	$9,869	$4,058,674	$26,026	$110,776,827	$998,322	$8,343
—	—	—	—	—	—	—

(36)	—	22,955	—	(17,627)	(12,445)	—

—	—	26	—	1,347	—	—
—	—	2	—	107	—	—

$4,938,556	$9,869	$4,081,601	$26,026	$110,757,746	$985,877	$8,343

$—	$—	$861,963	$—	$38,960,092	$—	$—
—	—	889,580	—	51,562,920	—	—
4,936,943	—	—	—	1,977,193	940,121	—
—	—	2,327,531	—	18,257,541	—	—
1,613	9,869	2,527	26,026	—	45,756	8,343

$4,938,556	$9,869	$4,081,601	$26,026	$110,757,746	$985,877	$8,343

$—	$—	$8.50	$—	$31.59	$—	$—

$—	$—	$8.75	$—	$18.12	$—	$—

$14.10	$—	$—	$—	$17.93	$19.79	$—

$—	$—	$8.98	$—	$18.07	$—	$—

$7.97	$9.21	$9.19	$9.48	$—	$9.23	$8.95

$6,215,430	$11,073	$3,876,006	$27,121	$102,464,439	$761,620	$8,926

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities (Continued)

As of December 31, 2011

	Janus Aspen Worldwide Portfolio— Institutional Shares	LVIP Baron Growth Opportunities Fund— Service Class	MFS® Investors Trust Series— Initial Class

ASSETS:
Investment at net asset value	$71,855,699	$170	$135,082
Dividends due and accrued	—	—	—
Net receivable (payable) to New York Life Insurance and Annuity Corporation	(37,938)	—	—

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	944	—	—
Administrative charges	85	—	—

Total net assets	$71,816,732	$170	$135,082

TOTAL NET ASSETS REPRESENTED BY:
Total Net Assets of Policyowners:
Group 1 Policies	$30,981,283	$—	$—
Group 2 Policies	31,659,186	—	—
Group 3 Policies	1,443,704	—	135,082
Group 4 Policies	7,732,559	—	—
Group 5 Policies	—	170	—

Total net assets	$71,816,732	$170	$135,082

Group 1 variable accumulation unit value	$15.86	$—	$—

Group 2 variable accumulation unit value	$8.78	$—	$—

Group 3 variable accumulation unit value	$10.36	$—	$13.23

Group 4 variable accumulation unit value	$11.11	$—	$—

Group 5 variable accumulation unit value	$—	$9.81	$—

Identified Cost of Investment	$71,753,441	$164	$133,402

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

MFS® New Discovery Series— Initial Class	MFS® Research Series— Initial Class	MFS® Utilities Series— Initial Class	MFS® Value Series— Initial Class	MFS® VIT II International Value Portfolio	Neuberger Berman AMT Mid-Cap Growth Portfolio— Class I Shares	PIMCO Global Bond— Administrative Class Shares

$1,857,290	$122,706	$14,134,291	$57	$19,281	$606,936	$277,028
—	—	—	—	—	—	655

—	—	9,085	—	—	—	—

—	—	94	—	—	—	—
—	—	10	—	—	—	—

$1,857,290	$122,706	$14,143,272	$57	$19,281	$606,936	$277,683

$—	$—	$3,501,448	$—	$—	$—	$—
—	—	2,647,226	—	—	—	—
1,857,290	122,706	1,675,556	—	—	606,936	277,683
—	—	6,319,042	—	—	—	—
—	—	—	57	19,281	—	—

$1,857,290	$122,706	$14,143,272	$57	$19,281	$606,936	$277,683

$—	$—	$9.86	$—	$—	$—	$—

$—	$—	$9.93	$—	$—	$—	$—

$16.60	$12.00	$33.17	$—	$—	$18.73	$16.06

$—	$—	$10.19	$—	$—	$—	$—

$8.37	$—	$—	$9.48	$9.63	$9.47	$—

$1,709,760	$107,658	$12,775,207	$57	$20,500	$464,328	$267,065

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities (Continued)

As of December 31, 2011

	PIMCO Low Duration— Administrative Class Shares	PIMCO Real Return— Administrative Class Shares	PIMCO Total Return— Administrative Class Shares

ASSETS:
Investment at net asset value	$145,640	$7,085,123	$2,490,466
Dividends due and accrued	230	857	6,043
Net receivable (payable) to New York Life Insurance and Annuity Corporation	—	45,860	—

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	53	—
Administrative charges	—	5	—

Total net assets	$145,870	$7,131,782	$2,496,509

TOTAL NET ASSETS REPRESENTED BY:
Total Net Assets of Policyowners:
Group 1 Policies	$—	$1,866,387	$—
Group 2 Policies	—	1,650,325	—
Group 3 Policies	145,870	692,147	2,345,073
Group 4 Policies	—	2,922,923	—
Group 5 Policies	—	—	151,436

Total net assets	$145,870	$7,131,782	$2,496,509

Group 1 variable accumulation unit value	$—	$11.48	$—

Group 2 variable accumulation unit value	$—	$11.52	$—

Group 3 variable accumulation unit value	$12.04	$14.57	$15.02

Group 4 variable accumulation unit value	$—	$11.62	$—

Group 5 variable accumulation unit value	$—	$—	$10.40

Identified Cost of Investment	$145,570	$7,059,585	$2,792,076

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Royce Micro-Cap Portfolio— Investment Class	Royce Small-Cap Portfolio— Investment Class	T. Rowe Price Blue Chip Growth Portfolio	T. Rowe Price Equity Income Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Limited- Term Bond Portfolio	T. Rowe Price New America Growth Portfolio

$14,064,485	$11,307,510	$14,670	$57,243,945	$3,963	$810,481	$335
—	—	—	—	—	1,554	—

(8,907)	(1,151)	—	(2,238)	—	—	—

91	86	—	479	—	—	—
8	8	—	38	—	—	—

$14,055,479	$11,306,265	$14,670	$57,241,190	$3,963	$812,035	$335

$3,028,511	$3,038,438	$—	$13,962,895	$—	$—	$—
2,990,620	2,607,791	—	18,087,145	—	—	—
—	—	—	4,283,456	—	743,956	—
8,036,348	5,648,378	—	20,904,276	—	—	—
—	11,658	14,670	3,418	3,963	68,079	335

$14,055,479	$11,306,265	$14,670	$57,241,190	$3,963	$812,035	$335

$12.73	$12.56	$—	$15.16	$—	$—	$—

$12.81	$12.61	$—	$15.56	$—	$—	$—

$—	$—	$—	$14.59	$—	$13.70	$—

$13.15	$13.16	$—	$14.68	$—	$—	$—

$—	$9.34	$9.43	$9.36	$8.64	$10.17	$9.30

$12,961,508	$9,594,403	$15,460	$62,078,924	$4,357	$816,585	$348

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities (Continued)

As of December 31, 2011

	The Merger Fund VL	UIF Emerging Markets Debt Portfolio— Class I	UIF Emerging Markets Equity Portfolio— Class I

ASSETS:
Investment at net asset value	$44,490	$1,145,276	$50,272,003
Dividends due and accrued	—	—	—
Net receivable (payable) to New York Life Insurance and Annuity Corporation	—	(11,051)	(32,075)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	475
Administrative charges	—	—	46

Total net assets	$44,490	$1,134,225	$50,239,407

TOTAL NET ASSETS REPRESENTED BY:
Total Net Assets of Policyowners:
Group 1 Policies	$—	$—	$16,784,620
Group 2 Policies	—	—	14,510,814
Group 3 Policies	—	1,134,225	1,475,094
Group 4 Policies	—	—	17,466,709
Group 5 Policies	44,490	—	2,170

Total net assets	$44,490	$1,134,225	$50,239,407

Group 1 variable accumulation unit value	$—	$—	$23.67

Group 2 variable accumulation unit value	$—	$—	$24.70

Group 3 variable accumulation unit value	$—	$20.76	$27.51

Group 4 variable accumulation unit value	$—	$—	$28.27

Group 5 variable accumulation unit value	$9.95	$—	$8.74

Identified Cost of Investment	$47,839	$1,114,151	$59,699,910

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

UIF U.S. Real Estate Portfolio— Class I	Van Eck VIP Global Hard Assets— Initial Class	Van Eck VIP Multi-Manager Alternatives— Initial Class	Victory VIF Diversified Stock Fund— Class A Shares

$7,968,673	$43,464,359	$1,135,539	$25,780
—	—	—	—

17,269	(96,050)	—	—

53	299	—	—
6	30	—	—

$7,985,883	$43,367,980	$1,135,539	$25,780

$2,152,524	$10,859,458	$—	$—
1,304,507	8,865,217	—	—
1,556,209	2,274,071	1,075,511	—
2,970,459	21,346,866	—	—
2,184	22,368	60,028	25,780

$7,985,883	$43,367,980	$1,135,539	$25,780

$9.64	$18.14	$—	$—

$9.71	$17.69	$—	$—

$24.07	$35.48	$10.91	$—

$10.18	$18.83	$—	$—

$10.01	$8.11	$9.67	$8.90

$7,218,442	$43,486,868	$1,125,448	$27,503

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations

For the year ended December 31, 2011

	MainStay VP Balanced— Initial Class	MainStay VP Bond— Initial Class	MainStay VP Cash Management	MainStay VP Common Stock— Initial Class	MainStay VP Conservative Allocation— Initial Class

INVESTMENT INCOME (LOSS):
Dividend income	$148,427	$1,226,854	$5,627	$1,147,765	$190,473
Mortality and expense risk charges	(51,944)	(196,426)	(254,866)	(424,093)	(45,115)
Administrative charges	(2,844)	(16,095)	(14,546)	(43,766)	(3,432)

Net investment income (loss)	93,639	1,014,333	(263,785)	679,906	141,926

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	1,161,948	5,062,135	28,895,832	8,265,925	2,329,655
Cost of investments sold	(1,127,437)	(4,608,368)	(28,898,240)	(10,497,461)	(1,958,555)

Net realized gain (loss) on investments	34,511	453,767	(2,408)	(2,231,536)	371,100
Realized gain distribution received	—	569,744	—	—	34,457
Change in unrealized appreciation (depreciation) on investments	83,767	427,677	3,504	2,330,689	(351,480)

Net gain (loss) on investments	118,278	1,451,188	1,096	99,153	54,077

Net increase (decrease) in net assets resulting from operations	$211,917	$2,465,521	$(262,689)	$779,059	$196,003

	MainStay VP Income Builder— Initial Class	MainStay VP International Equity— Initial Class	MainStay VP Large Cap Growth— Initial Class	MainStay VP Mid Cap Core— Initial Class	MainStay VP Moderate Allocation— Initial Class

INVESTMENT INCOME (LOSS):
Dividend income	$2,004,148	$1,586,411	$—	$620,077	$445,091
Mortality and expense risk charges	(290,246)	(268,311)	(171,586)	(387,589)	(131,857)
Administrative charges	(33,688)	(17,608)	(7,636)	(17,611)	(8,403)

Net investment income (loss)	1,680,214	1,300,492	(179,222)	214,877	304,831

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	4,935,917	4,999,235	3,493,227	5,687,240	4,037,362
Cost of investments sold	(6,533,750)	(5,907,769)	(2,473,986)	(7,157,005)	(4,304,317)

Net realized gain (loss) on investments	(1,597,833)	(908,534)	1,019,241	(1,469,765)	(266,955)
Realized gain distribution received	—	—	—	—	55,994
Change in unrealized appreciation (depreciation) on investments	1,680,897	(8,779,514)	(1,103,856)	(1,156,943)	(63,358)

Net gain (loss) on investments	83,064	(9,688,048)	(84,615)	(2,626,708)	(274,319)

Net increase (decrease) in net assets resulting from operations	$1,763,278	$(8,387,556)	$(263,837)	$(2,411,831)	$30,512

Not all investment divisions are available under all policies.

(a)	For the period February 14, 2011 (Commencement of Investments) through December 31, 2011.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

MainStay VP Convertible— Initial Class	MainStay VP Floating Rate— Initial Class	MainStay VP Government— Initial Class	MainStay VP Growth Allocation— Initial Class	MainStay VP Growth Equity— Initial Class	MainStay VP High Yield Corporate Bond— Initial Class	MainStay VP ICAP Select Equity— Initial Class

$1,019,084	$565,303	$750,368	$258,010	$774,640	$7,607,838	$1,756,024
(226,342)	(61,480)	(118,597)	(163,457)	(955,174)	(641,354)	(659,958)
(11,696)	(3,130)	(9,446)	(7,722)	(116,625)	(49,392)	(49,289)

781,046	500,693	622,325	86,831	(297,159)	6,917,092	1,046,777

4,999,407	3,043,694	4,315,406	6,234,472	15,804,310	13,456,074	9,315,004
(4,260,290)	(2,884,956)	(4,058,483)	(7,338,880)	(13,871,037)	(13,407,648)	(10,626,505)

739,117	158,738	256,923	(1,104,408)	1,933,273	48,426	(1,311,501)
—	—	186,552	—	—	—	—

(3,815,003)	(447,640)	111,547	278,094	(4,712,176)	(225,735)	(2,281,071)

(3,075,886)	(288,902)	555,022	(826,314)	(2,778,903)	(177,309)	(3,592,572)

$(2,294,840)	$211,791	$1,177,347	$(739,483)	$(3,076,062)	$6,739,783	$(2,545,795)

MainStay VP Moderate Growth Allocation— Initial Class	MainStay VP S&P 500 Index— Initial Class	MainStay VP U.S. Small Cap— Initial Class	Alger Capital Appreciation Portfolio— Class I-2 Shares	Alger Small Cap Growth Portfolio— Class I-2 Shares	AllianceBernstein VPS Small/ Mid Cap Value Portfolio— Class A Shares	AllianceBernstein VPS International Value Portfolio— Class A Shares(a)

$438,345	$3,712,802	$152,943	$1,461	$—	$23,951	$4
(210,434)	(1,128,140)	(90,216)	(2)	(198,915)	(26,495)	—
(11,893)	(103,511)	(3,228)	—	(15,531)	(963)	—

216,018	2,481,151	59,499	1,459	(214,446)	(3,507)	4

3,531,036	21,764,111	1,777,174	58,544	5,303,032	779,866	4
(3,744,765)	(18,289,105)	(1,368,551)	(53,647)	(2,370,296)	(446,425)	(5)

(213,729)	3,475,006	408,623	4,897	2,932,736	333,441	(1)
—	—	—	—	—	—	—

(688,238)	(2,863,372)	(1,001,279)	(7,048)	(3,963,243)	(798,971)	(6)

(901,967)	611,634	(592,656)	(2,151)	(1,030,507)	(465,530)	(7)

$(685,949)	$3,092,785	$(533,157)	$(692)	$(1,244,953)	$(469,037)	$(3)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations (Continued)

For the year ended December 31, 2011

	American Century® VP Inflation Protection— Class II	American Century® VP International— Class II	American Century® VP Value— Class II	Calvert VP SRI Balanced Portfolio	Delaware VIP Diversified Income Series— Standard Class(a)

INVESTMENT INCOME (LOSS):
Dividend income	$7,680	$21,775	$22,130	$53,755	$4
Mortality and expense risk charges	(65)	—	—	(21,951)	(320)
Administrative charges	—	—	—	(1,238)	—

Net investment income (loss)	7,615	21,775	22,130	30,566	(316)

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	16,370	239,018	55,908	620,518	931
Cost of investments sold	(15,094)	(289,567)	(72,989)	(644,502)	(923)

Net realized gain (loss) on investments	1,276	(50,549)	(17,081)	(23,984)	8
Realized gain distribution received	2,233	—	—	—	4
Change in unrealized appreciation (depreciation) on investments	10,051	(183,909)	8,775	154,810	1,539

Net gain (loss) on investments	13,560	(234,458)	(8,306)	130,826	1,551

Net increase (decrease) in net assets resulting from operations	$21,175	$(212,683)	$13,824	$161,392	$1,235

	DWS Small Cap Index VIP— Class A Shares(a)	Fidelity® VIP Contrafund®— Initial Class	Fidelity® VIP Equity- Income— Initial Class	Fidelity® VIP Growth— Initial Class	Fidelity® VIP Index 500— Initial Class

INVESTMENT INCOME (LOSS):
Dividend income	$—	$1,740,605	$1,398,844	$13,283	$186,158
Mortality and expense risk charges	(63)	(882,513)	(294,266)	—	(99)
Administrative charges	—	(68,225)	(23,143)	—	—

Net investment income (loss)	(63)	789,867	1,081,435	13,283	186,059

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	146	15,531,687	6,584,796	227,170	187,116
Cost of investments sold	(174)	(13,958,099)	(7,436,565)	(240,455)	(224,338)

Net realized gain (loss) on investments	(28)	1,573,588	(851,769)	(13,285)	(37,222)
Realized gain distribution received	—	—	—	12,211	208,570
Change in unrealized appreciation (depreciation) on investments	(1,438)	(7,608,735)	(20,943)	(1,288)	(180,014)

Net gain (loss) on investments	(1,466)	(6,035,147)	(872,712)	(2,362)	(8,666)

Net increase (decrease) in net assets resulting from operations	$(1,529)	$(5,245,280)	$208,723	$10,921	$177,393

Not all investment divisions are available under all policies.

(a)	For the period February 14, 2011 (Commencement of Investments) through December 31, 2011.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Delaware VIP Emerging Markets Series— Standard Class(a)	Delaware VIP International Value Equity Series— Standard Class(a)	Delaware VIP Small Cap Value Series— Standard Class(a)	Delaware VIP Value Series— Standard Class(a)	Dreyfus IP Technology Growth— Initial Shares	Dreyfus VIF Opportunistic Small Cap— Initial Shares	DWS Dreman Small Mid Cap Value VIP— Class A Shares

$1	$—	$—	$—	$—	$6,664	$19,400
(63)	(1)	(2)	(193)	(72,661)	—	(9,824)
—	—	—	—	(2,510)	—	(584)

(62)	(1)	(2)	(193)	(75,171)	6,664	8,992

572	27	30	501	3,777,043	342,074	446,683
(632)	(33)	(30)	(549)	(2,803,807)	(514,907)	(342,407)

(60)	(6)	—	(48)	973,236	(172,833)	104,276
—	—	—	—	—	—	—
(3,085)	(66)	181	1,181	(2,009,731)	(71,694)	(263,467)

(3,145)	(72)	181	1,133	(1,036,495)	(244,527)	(159,191)

$(3,207)	$(73)	$179	$940	$(1,111,666)	$(237,863)	$(150,199)

Fidelity® VIP Investment Grade Bond— Initial Class	Fidelity® VIP Mid Cap— Initial Class	Fidelity® VIP Overseas— Initial Class	Invesco V.I. Global Real Estate Fund— Series I Shares(a)	Invesco V.I. International Growth Fund— Series I Shares	Invesco Van Kampen V.I. Mid Cap Value Fund— Series I Shares(a)	Janus Aspen Balanced Portfolio— Institutional Shares

$50,359	$11,658	$81,836	$321	$56,470	$179	$2,821,144
(447)	(96)	(1)	(32)	(20,797)	(91)	(611,783)
—	—	—	—	(844)	—	(40,879)

49,912	11,562	81,835	289	34,829	88	2,168,482

118,638	716,462	813,814	113	299,923	234	12,308,215
(112,080)	(794,369)	(1,210,481)	(131)	(255,552)	(273)	(10,102,794)

6,558	(77,907)	(396,667)	(18)	44,371	(39)	2,205,421
10,491	7,725	11,388	—	—	—	6,039,611
4,321	(474,397)	(785,335)	(1,204)	(391,650)	(1,096)	(9,076,320)

21,370	(544,579)	(1,170,614)	(1,222)	(347,279)	(1,135)	(831,288)

$71,282	$(533,017)	$(1,088,779)	$(933)	$(312,450)	$(1,047)	$1,337,194

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations (Continued)

For the year ended December 31, 2011

	Janus Aspen Enterprise Portfolio— Institutional Shares	Janus Aspen Forty Portfolio— Institutional Shares(a)	Janus Aspen Worldwide Portfolio— Institutional Shares	LVIP Baron Growth Opportunities Fund— Service Class(a)	MFS® Investors Trust Series— Initial Class

INVESTMENT INCOME (LOSS):
Dividend income	$—	$18	$482,860	$—	$1,266
Mortality and expense risk charges	(165)	(26)	(444,363)	—	—
Administrative charges	—	—	(35,949)	—	—

Net investment income (loss)	(165)	(8)	2,548	—	1,266

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	48,804	92	8,937,607	5	10,220
Cost of investments sold	(40,446)	(103)	(10,254,545)	(6)	(10,437)

Net realized gain (loss) on investments	8,358	(11)	(1,316,938)	(1)	(217)
Realized gain distribution received	—	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	(23,558)	(583)	(10,655,256)	6	(3,444)

Net gain (loss) on investments	(15,200)	(594)	(11,972,194)	5	(3,661)

Net increase (decrease) in net assets resulting from operations	$(15,365)	$(602)	$(11,969,646)	$5	$(2,395)

	PIMCO Low Duration— Administrative Class Shares	PIMCO Real Return— Administrative Class Shares	PIMCO Total Return— Administrative Class Shares	Royce Micro-Cap Portfolio— Investment Class	Royce Small-Cap Portfolio— Investment Class

INVESTMENT INCOME (LOSS):
Dividend income	$4,045	$86,803	$58,771	$376,684	$40,169
Mortality and expense risk charges	—	(19,978)	(563)	(82,537)	(63,356)
Administrative charges	—	(1,113)	—	(3,369)	(3,107)

Net investment income (loss)	4,045	65,712	58,208	290,778	(26,294)

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	255,432	2,285,197	88,801	2,040,858	1,853,101
Cost of investments sold	(249,729)	(2,205,376)	(84,646)	(2,583,555)	(1,790,683)

Net realized gain (loss) on investments	5,703	79,821	4,155	(542,697)	62,418
Realized gain distribution received	—	182,698	33,896	—	—
Change in unrealized appreciation (depreciation) on investments	(3,885)	109,132	(17,617)	(1,756,968)	(493,636)

Net gain (loss) on investments	1,818	371,651	20,434	(2,299,665)	(431,218)

Net increase (decrease) in net assets resulting from operations	$5,863	$437,363	$78,642	$(2,008,887)	$(457,512)

Not all investment divisions are available under all policies.

(a)	For the period February 14, 2011 (Commencement of Investments) through December 31, 2011.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

MFS® New Discovery Series— Initial Class	MFS® Research Series— Initial Class	MFS® Utilities Series— Initial Class	MFS® Value Series— Initial Class(a)	MFS® VIT II International Value Portfolio(a)	Neuberger Berman AMT Mid-Cap Growth Portfolio— Class I Shares	PIMCO Global Bond— Administrative Class Shares

$—	$1,224	$408,329	$1	$216	$—	$7,330
—	—	(57,056)	—	(67)	—	—
—	—	(3,002)	—	—	—	—

—	1,224	348,271	1	149	—	7,330

305,693	28,038	2,619,266	29	206	39,807	55,527
(301,899)	(29,903)	(1,868,636)	(34)	(228)	(35,562)	(47,901)

3,794	(1,865)	750,630	(5)	(22)	4,245	7,626
282,779	—	—	—	—	—	6,160
(518,820)	(719)	(449,418)	—	(1,219)	(3,831)	212

(232,247)	(2,584)	301,212	(5)	(1,241)	414	13,998

$(232,247)	$(1,360)	$649,483	$(4)	$(1,092)	$414	$21,328

T. Rowe Price Blue Chip Growth Portfolio(a)	T. Rowe Price Equity Income Portfolio	T. Rowe Price International Stock Portfolio(a)	T. Rowe Price Limited- Term Bond Portfolio	T. Rowe Price New America Growth Portfolio(a)	The Merger Fund VL(a)	UIF Emerging Markets Debt Portfolio— Class I

$—	$1,041,937	$67	$19,355	$1	$2,744	$30,681
(55)	(293,973)	(9)	(255)	—	(160)	—
—	(14,812)	—	—	—	—	—

(55)	733,152	58	19,100	1	2,584	30,681

150	6,270,622	23	194,587	9	467	60,898
(161)	(6,769,990)	(27)	(192,301)	(10)	(488)	(62,663)

(11)	(499,368)	(4)	2,286	(1)	(21)	(1,765)
—	—	—	6,380	20	—	9,557
(791)	(949,959)	(394)	(14,930)	(13)	(3,349)	20,457

(802)	(1,449,327)	(398)	(6,264)	6	(3,370)	28,249

$(857)	$(716,175)	$(340)	$12,836	$7	$(786)	$58,930

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations (Continued)

For the year ended December 31, 2011

	UIF Emerging Markets Equity Portfolio— Class I	UIF U.S. Real Estate Portfolio— Class I	Van Eck VIP Global Hard Assets— Initial Class	Van Eck VIP Multi-Manager Alternatives— Initial Class	Victory VIF Diversified Stock Fund— Class A Shares(a)

INVESTMENT INCOME (LOSS):
Dividend income	$247,292	$60,088	$592,518	$10,710	$89
Mortality and expense risk charges	(314,588)	(30,169)	(263,924)	(177)	(94)
Administrative charges	(20,120)	(1,963)	(13,372)	—	—

Net investment income (loss)	(87,416)	27,956	315,222	10,533	(5)

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	8,110,528	1,620,769	7,293,704	179,233	224
Cost of investments sold	(8,505,548)	(1,412,064)	(7,404,529)	(197,532)	(265)

Net realized gain (loss) on investments	(395,020)	208,705	(110,825)	(18,299)	(41)
Realized gain distribution received	—	—	634,442	6,694	—
Change in unrealized appreciation (depreciation) on investments	(11,430,576)	162,270	(9,880,689)	(29,463)	(1,723)

Net gain (loss) on investments	(11,825,596)	370,975	(9,357,072)	(41,068)	(1,764)

Net increase (decrease) in net assets resulting from operations	$(11,913,012)	$398,931	$(9,041,850)	$(30,535)	$(1,769)

Not all investment divisions are available under all policies.

(a)	For the period February 14, 2011 (Commencement of Investments) through December 31, 2011.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

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Statement of Changes in Net Assets

For the years ended December 31, 2011

and December 31, 2010

	MainStay VP Balanced— Initial Class		MainStay VP Bond— Initial Class
	2011	2010	2011	2010

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$93,639	$78,042	$1,014,333	$994,575
Net realized gain (loss) on investments	34,511	(42,986)	453,767	385,076
Realized gain distribution received	—	—	569,744	501,226
Change in unrealized appreciation (depreciation) on investments	83,767	1,068,250	427,677	757,721

Net increase (decrease) in net assets resulting from operations	211,917	1,103,306	2,465,521	2,638,598

Contributions and (Withdrawals):
Payments received from policyowners	947,548	1,085,114	3,335,812	3,617,064
Cost of insurance	(609,877)	(620,302)	(2,357,037)	(2,437,963)
Policyowners’ surrenders	(381,050)	(284,116)	(2,352,352)	(2,211,999)
Net transfers from (to) Fixed Account	(147,938)	(142,783)	(734,518)	(553,223)
Transfers between Investment Divisions	(91,244)	(77,032)	1,307,210	2,251,241
Policyowners’ death benefits	(35,973)	(20,803)	(111,933)	(99,532)

Net contributions and (withdrawals)	(318,534)	(59,922)	(912,818)	565,588

Increase (decrease) attributable to New York Life Insurance and Annuity Corporation charges retained by the Separate Account	—	(86)	—	(259)

Increase (decrease) in net assets	(106,617)	1,043,298	1,552,703	3,203,927
NET ASSETS:
Beginning of year	9,598,311	8,555,013	38,686,747	35,482,820

End of year	$9,491,694	$9,598,311	$40,239,450	$38,686,747

	MainStay VP Floating Rate— Initial Class		MainStay VP Government— Initial Class
	2011	2010	2011	2010

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$500,693	$436,965	$622,325	$623,072
Net realized gain (loss) on investments	158,738	(128,612)	256,923	315,160
Realized gain distribution received	—	—	186,552	362,105
Change in unrealized appreciation (depreciation) on investments	(447,640)	586,415	111,547	(202,918)

Net increase (decrease) in net assets resulting from operations	211,791	894,768	1,177,347	1,097,419

Contributions and (Withdrawals):
Payments received from policyowners	1,535,191	1,501,265	2,215,718	2,512,363
Cost of insurance	(784,857)	(821,708)	(1,671,846)	(1,775,941)
Policyowners’ surrenders	(742,688)	(730,503)	(1,307,640)	(1,662,680)
Net transfers from (to) Fixed Account	(431,152)	(195,803)	(695,518)	(395,003)
Transfers between Investment Divisions	1,023,003	1,267,997	(439,738)	1,266,381
Policyowners’ death benefits	(71,797)	(55,103)	(71,745)	(240,767)

Net contributions and (withdrawals)	527,700	966,145	(1,970,769)	(295,647)

Increase (decrease) attributable to New York Life Insurance and Annuity Corporation charges retained by the Separate Account	—	(77)	—	(98)

Increase (decrease) in net assets	739,491	1,860,836	(793,422)	801,674
NET ASSETS:
Beginning of year	12,770,535	10,909,699	23,753,190	22,951,516

End of year	$13,510,026	$12,770,535	$22,959,768	$23,753,190

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

MainStay VP Cash Management		MainStay VP Common Stock— Initial Class		MainStay VP Conservative Allocation— Initial Class		MainStay VP Convertible— Initial Class
2011	2010	2011	2010	2011	2010	2011	2010

$(263,785)	$(267,756)	$679,906	$734,016	$141,926	$148,377	$781,046	$946,518
(2,408)	(51)	(2,231,536)	(5,623,113)	371,100	93,986	739,117	367,377
—	—	—	—	34,457	—	—	—

3,504	(6,380)	2,330,689	13,333,018	(351,480)	588,065	(3,815,003)	5,284,256

(262,689)	(274,187)	779,059	8,443,921	196,003	830,428	(2,294,840)	6,598,151

7,547,820	8,241,505	7,615,353	8,611,005	712,950	704,225	3,734,630	3,958,677
(4,489,868)	(4,691,348)	(5,581,330)	(5,834,420)	(526,193)	(487,704)	(2,741,401)	(2,717,238)
(12,757,375)	(10,994,466)	(4,917,849)	(4,826,609)	(633,513)	(691,098)	(2,618,360)	(2,358,077)
(2,327,071)	(303,602)	(1,804,734)	(2,709,424)	(304,786)	(61,336)	(833,400)	(1,257,679)
9,570,053	(1,670,213)	(2,017,399)	(2,579,621)	1,960,758	1,086,268	485,596	714,390
(134,574)	(75,493)	(214,507)	(432,544)	(55,761)	(82,270)	(281,361)	(135,591)

(2,591,015)	(9,493,617)	(6,920,466)	(7,771,613)	1,153,455	468,085	(2,254,296)	(1,795,518)

—	—	—	(1,129)	—	(65)	—	(605)

(2,853,704)	(9,767,804)	(6,141,407)	671,179	1,349,458	1,298,448	(4,549,136)	4,802,028

57,122,379	66,890,183	79,042,895	78,371,716	8,122,726	6,824,278	44,430,137	39,628,109

$54,268,675	$57,122,379	$72,901,488	$79,042,895	$9,472,184	$8,122,726	$39,881,001	$44,430,137

MainStay VP Growth Allocation— Initial Class		MainStay VP Growth Equity— Initial Class		MainStay VP High Yield Corporate Bond— Initial Class		MainStay VP ICAP Select Equity— Initial Class
2011	2010	2011	2010	2011	2010	2011	2010

$86,831	$158,326	$(297,159)	$(189,537)	$6,917,092	$6,256,198	$1,046,777	$305,955
(1,104,408)	(567,252)	1,933,273	(367,394)	48,426	753,012	(1,311,501)	(3,073,053)
—	—	—	—	—	—	—	—

278,094	4,181,295	(4,712,176)	18,431,100	(225,735)	6,315,316	(2,281,071)	21,717,147

(739,483)	3,772,369	(3,076,062)	17,874,169	6,739,783	13,324,526	(2,545,795)	18,950,049

4,587,972	4,842,868	19,199,407	21,517,559	11,190,315	11,578,780	12,775,602	13,871,950
(1,894,233)	(1,815,471)	(14,509,375)	(14,900,123)	(8,054,866)	(8,073,215)	(7,851,242)	(7,976,141)
(4,455,587)	(1,054,565)	(11,120,630)	(11,053,823)	(7,981,820)	(6,668,810)	(5,774,921)	(6,655,962)
(335,268)	(267,255)	(3,836,583)	(4,220,017)	(2,371,954)	(2,484,754)	(1,939,695)	(3,320,725)
(525,781)	146,509	(2,817,826)	(3,647,839)	1,296,501	2,576,196	(1,715,236)	(2,779,940)
(18,984)	(6,966)	(505,323)	(358,828)	(401,601)	(684,212)	(396,072)	(398,263)

(2,641,881)	1,845,120	(13,590,330)	(12,663,071)	(6,323,425)	(3,756,015)	(4,901,564)	(7,259,081)

—	(198)	—	(651)	—	(1,378)	—	(2,038)

(3,381,364)	5,617,291	(16,666,392)	5,210,447	416,358	9,567,133	(7,447,359)	11,688,930

30,384,246	24,766,955	174,412,453	169,202,006	121,879,886	112,312,753	125,243,650	113,554,720

$27,002,882	$30,384,246	$157,746,061	$174,412,453	$122,296,244	$121,879,886	$117,796,291	$125,243,650

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2011

and December 31, 2010

	MainStay VP Income Builder— Initial Class		MainStay VP International Equity— Initial Class
	2011	2010	2011	2010

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$1,680,214	$1,234,760	$1,300,492	$1,351,728
Net realized gain (loss) on investments	(1,597,833)	(2,506,841)	(908,534)	(936,640)
Realized gain distribution received	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	1,680,897	7,872,316	(8,779,514)	1,618,947

Net increase (decrease) in net assets resulting from operations	1,763,278	6,600,235	(8,387,556)	2,034,035

Contributions and (Withdrawals):
Payments received from policyowners	4,932,734	5,436,131	5,808,339	6,450,293
Cost of insurance	(4,218,026)	(4,280,415)	(2,887,775)	(3,232,738)
Policyowners’ surrenders	(3,116,880)	(3,051,490)	(2,555,753)	(2,901,936)
Net transfers from (to) Fixed Account	(798,040)	(1,092,783)	(1,236,460)	(1,412,434)
Transfers between Investment Divisions	(231,433)	(797,199)	(1,185,929)	(1,712,114)
Policyowners’ death benefits	(237,173)	(280,087)	(51,249)	(302,421)

Net contributions and (withdrawals)	(3,668,818)	(4,065,843)	(2,108,827)	(3,111,350)

Increase (decrease) attributable to New York Life Insurance and Annuity Corporation charges retained by the Separate Account	—	(695)	—	(338)

Increase (decrease) in net assets	(1,905,540)	2,533,697	(10,496,383)	(1,077,653)
NET ASSETS:
Beginning of year	52,162,532	49,628,835	52,905,760	53,983,413

End of year	$50,256,992	$52,162,532	$42,409,377	$52,905,760

	MainStay VP S&P 500 Index— Initial Class		MainStay VP U.S. Small Cap— Initial Class
	2011	2010	2011	2010

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$2,481,151	$2,608,222	$59,499	$(76,397)
Net realized gain (loss) on investments	3,475,006	451,924	408,623	219,900
Realized gain distribution received	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	(2,863,372)	25,365,776	(1,001,279)	3,340,341

Net increase (decrease) in net assets resulting from operations	3,092,785	28,425,922	(533,157)	3,483,844

Contributions and (Withdrawals):
Payments received from policyowners	20,782,754	23,258,192	2,099,561	2,329,982
Cost of insurance	(14,888,592)	(15,281,008)	(1,073,373)	(1,050,318)
Policyowners’ surrenders	(13,330,584)	(12,631,315)	(908,288)	(990,506)
Net transfers from (to) Fixed Account	(4,663,749)	(4,606,219)	(451,846)	(550,696)
Transfers between Investment Divisions	(4,873,633)	(5,787,118)	(148,869)	(225,206)
Policyowners’ death benefits	(464,593)	(1,039,509)	(23,470)	(21,127)

Net contributions and (withdrawals)	(17,438,397)	(16,086,977)	(506,285)	(507,871)

Increase (decrease) attributable to New York Life Insurance and Annuity Corporation charges retained by the Separate Account	—	(2,959)	—	(159)

Increase (decrease) in net assets	(14,345,612)	12,335,986	(1,039,442)	2,975,814
NET ASSETS:
Beginning of year	227,014,684	214,678,698	17,633,328	14,657,514

End of year	$212,669,072	$227,014,684	$16,593,886	$17,633,328

Not all investment divisions are available under all policies.

(a)	For the period February 14, 2011 (Commencement of Investments) through December 31, 2011.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

MainStay VP Large Cap Growth— Initial Class		MainStay VP Mid Cap Core— Initial Class		MainStay VP Moderate Allocation— Initial Class		MainStay VP Moderate Growth Allocation— Initial Class
2011	2010	2011	2010	2011	2010	2011	2010

$(179,222)	$(153,991)	$214,877	$(136,043)	$304,831	$336,995	$216,018	$331,552
1,019,241	571,625	(1,469,765)	(2,594,004)	(266,955)	(355,778)	(213,729)	(371,929)
—	—	—	—	55,994	—	—	—

(1,103,856)	3,960,728	(1,156,943)	16,503,053	(63,358)	2,482,889	(688,238)	4,507,415

(263,837)	4,378,362	(2,411,831)	13,773,006	30,512	2,464,106	(685,949)	4,467,038

3,596,355	3,751,678	7,812,146	8,665,908	2,594,445	2,600,723	5,372,220	5,613,190
(2,044,607)	(1,883,036)	(4,318,684)	(4,300,079)	(1,387,339)	(1,264,881)	(2,435,361)	(2,410,788)
(1,561,098)	(1,741,026)	(3,484,529)	(3,717,559)	(1,968,124)	(1,125,628)	(1,353,191)	(1,604,869)
(816,080)	(688,806)	(1,451,792)	(1,828,323)	(421,589)	188,796	(261,963)	(436,373)
1,431,505	1,424,293	(1,516,652)	(1,927,673)	391,786	2,072,569	367,419	1,688,448
(56,765)	(138,149)	(159,537)	(138,191)	(7,142)	(16,951)	(1,252,779)	(59,855)

549,310	724,954	(3,119,048)	(3,245,917)	(797,963)	2,454,628	436,345	2,789,753

—	(123)	—	(1,045)	—	(173)	—	(275)

285,473	5,103,193	(5,530,879)	10,526,044	(767,451)	4,918,561	(249,604)	7,256,516

32,587,699	27,484,506	72,748,254	62,222,210	24,136,253	19,217,692	38,097,854	30,841,338

$32,873,172	$32,587,699	$67,217,375	$72,748,254	$23,368,802	$24,136,253	$37,848,250	$38,097,854

Alger Capital Appreciation Portfolio— Class I-2 Shares		Alger Small Cap Growth Portfolio— Class I-2 Shares		AllianceBernstein VPS Small/Mid Cap Value Portfolio— Class A Shares		AllianceBernstein VPS International Value Portfolio— Class A Shares
2011	2010	2011	2010	2011	2010	2011(a)

$1,459	$4,329	$(214,446)	$(208,350)	$(3,507)	$(2,851)	$4
4,897	(10,046)	2,932,736	2,055,156	333,441	295,397	(1)
—	—	—	—	—	—	—

(7,048)	165,851	(3,963,243)	6,123,878	(798,971)	473,174	(6)

(692)	160,134	(1,244,953)	7,970,684	(469,037)	765,720	(3)

78,441	55,842	2,812,471	3,264,752	796,312	549,519	—
(40,371)	(43,051)	(2,185,431)	(2,266,414)	(318,710)	(223,524)	(4)
(372)	—	(2,303,005)	(2,386,201)	(105,104)	(88,502)	—
1,774	(25)	(1,295,665)	(1,135,269)	(120,857)	(17,578)	168
102,796	50,061	(1,610,157)	(1,311,515)	323,009	1,092,623	—
—	—	(51,189)	(68,192)	(14,473)	(7,044)	—

142,268	62,827	(4,632,976)	(3,902,839)	560,177	1,305,494	164

—	—	—	(942)	—	(69)	—

141,576	222,961	(5,877,929)	4,066,903	91,140	2,071,145	161

1,282,300	1,059,339	39,393,754	35,326,851	4,720,608	2,649,463	—

$1,423,876	$1,282,300	$33,515,825	$39,393,754	$4,811,748	$4,720,608	$161

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2011

and December 31, 2010

	American Century® VP Inflation Protection— Class II		American Century® VP International— Class II
	2011	2010	2011	2010

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$7,615	$2,702	$21,775	$33,338
Net realized gain (loss) on investments	1,276	2,165	(50,549)	(74,166)
Realized gain distribution received	2,233	—	—	—
Change in unrealized appreciation (depreciation) on investments	10,051	2,083	(183,909)	239,393

Net increase (decrease) in net assets resulting from operations	21,175	6,950	(212,683)	198,565

Contributions and (Withdrawals):
Payments received from policyowners	15,756	22,414	134,961	84,958
Cost of insurance	(5,225)	(10,934)	(72,098)	(71,492)
Policyowners’ surrenders	(9,019)	—	(26,311)	(7,118)
Net transfers from (to) Fixed Account	16,918	653	(937)	(9,952)
Transfers between Investment Divisions	(1,196)	33,807	(171,868)	90,682
Policyowners’ death benefits	—	—	—	—

Net contributions and (withdrawals)	17,234	45,940	(136,253)	87,078

Increase (decrease) attributable to New York Life Insurance and Annuity Corporation charges retained by the Separate Account	—	—	—	—

Increase (decrease) in net assets	38,409	52,890	(348,936)	285,643
NET ASSETS:
Beginning of year	181,733	128,843	1,813,617	1,527,974

End of year	$220,142	$181,733	$1,464,681	$1,813,617

	Delaware VIP International Value Equity Series— Standard Class	Delaware VIP Small Cap Value Series— Standard Class
	2011(a)	2011(a)

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(1)	$(2)
Net realized gain (loss) on investments	(6)	—
Realized gain distribution received	—	—
Change in unrealized appreciation (depreciation) on investments	(66)	181

Net increase (decrease) in net assets resulting from operations	(73)	179

Contributions and (Withdrawals):
Payments received from policyowners	430	—
Cost of insurance	(41)	(30)
Policyowners’ surrenders	—	—
Net transfers from (to) Fixed Account	520	1,822
Transfers between Investment Divisions	—	1,308
Policyowners’ death benefits	—	—

Net contributions and (withdrawals)	909	3,100

Increase (decrease) attributable to New York Life Insurance and Annuity Corporation charges retained by the Separate Account	—	—

Increase (decrease) in net assets	836	3,279
NET ASSETS:
Beginning of year	—	—

End of year	$836	$3,279

Not all investment divisions are available under all policies.

(a)	For the period February 14, 2011 (Commencement of Investments) through December 31, 2011.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

American Century® VP Value— Class II		Calvert VP SRI Balanced Portfolio		Delaware VIP Diversified Income Series— Standard Class	Delaware VIP Emerging Markets Series— Standard Class
2011	2010	2011	2010	2011(a)	2011(a)

$22,130	$21,568	$30,566	$34,620	$(316)	$(62)
(17,081)	(90,813)	(23,984)	(21,787)	8	(60)
—	—	—	—	4	—

8,775	210,123	154,810	415,295	1,539	(3,085)

13,824	140,878	161,392	428,128	1,235	(3,207)

81,037	91,113	479,278	489,537	3,798	1,644
(32,629)	(33,069)	(273,637)	(264,229)	(1,360)	(400)
(10,992)	—	(363,716)	(292,269)	—	—
(7,932)	(4,538)	(45,440)	(54,705)	83,125	19,295
(8,487)	(19,089)	(23,236)	23,464	(55)	187
—	—	(3,117)	(7,600)	—	—

20,997	34,417	(229,868)	(105,802)	85,508	20,726

—	—	—	(49)	—	—

34,821	175,295	(68,476)	322,277	86,743	17,519

1,161,619	986,324	4,138,295	3,816,018	—	—

$1,196,440	$1,161,619	$4,069,819	$4,138,295	$86,743	$17,519

Delaware VIP Value Series— Standard Class	Dreyfus IP Technology Growth— Initial Shares		Dreyfus VIF Opportunistic Small Cap— Initial Shares		DWS Dreman Small Mid Cap Value VIP—Class A Shares
2011(a)	2011	2010	2011	2010	2011	2010

$(193)	$(75,171)	$(60,232)	$6,664	$10,033	$8,992	$12,430
(48)	973,236	301,080	(172,833)	(69,048)	104,276	162,102
—	—	—	—	—	—	—

1,181	(2,009,731)	2,859,701	(71,694)	464,498	(263,467)	58,354

940	(1,111,666)	3,100,549	(237,863)	405,483	(150,199)	232,886

3,720	1,610,790	1,498,763	63,766	41,201	301,369	257,920
(1,132)	(1,000,101)	(823,993)	(18,072)	(16,224)	(128,023)	(90,049)
—	(619,371)	(728,340)	(164,059)	(19,446)	(63,435)	(53,136)
53,415	(648,843)	(271,362)	623	(3,990)	5,770	(2,173)
(14)	(114,854)	1,588,540	(97,689)	53,483	377,033	137,652
—	(57,281)	(18,536)	(1,300)	—	—	—

55,989	(829,660)	1,245,072	(216,731)	55,024	492,714	250,214

—	—	36	—	—	—	(16)

56,929	(1,941,326)	4,345,657	(454,594)	460,507	342,515	483,084

—	15,191,142	10,845,485	1,711,352	1,250,845	1,494,923	1,011,839

$56,929	$13,249,816	$15,191,142	$1,256,758	$1,711,352	$1,837,438	$1,494,923

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2011

and December 31, 2010

	DWS Small Cap Index VIP— Class A Shares	Fidelity® VIP Contrafund®— Initial Class
	2011(a)	2011	2010

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(63)	$789,867	$1,108,974
Net realized gain (loss) on investments	(28)	1,573,588	(404,086)
Realized gain distribution received	—	—	73,224
Change in unrealized appreciation (depreciation) on investments	(1,438)	(7,608,735)	24,487,153

Net increase (decrease) in net assets resulting from operations	(1,529)	(5,245,280)	25,265,265

Contributions and (Withdrawals):
Payments received from policyowners	2,505	15,585,940	17,144,047
Cost of insurance	(443)	(10,155,964)	(10,204,990)
Policyowners’ surrenders	—	(8,282,281)	(10,201,298)
Net transfers from (to) Fixed Account	18,110	(3,626,211)	(4,737,934)
Transfers between Investment Divisions	39	(2,438,329)	(1,104,061)
Policyowners’ death benefits	—	(188,754)	(607,261)

Net contributions and (withdrawals)	20,211	(9,105,599)	(9,711,497)

Increase (decrease) attributable to New York Life Insurance and Annuity Corporation charges retained by the Separate Account	—	—	(2,346)

Increase (decrease) in net assets	18,682	(14,350,879)	15,551,422
NET ASSETS:
Beginning of year	—	176,617,456	161,066,034

End of year	$18,682	$162,266,577	$176,617,456

	Fidelity® VIP Mid Cap— Initial Class		Fidelity® VIP Overseas— Initial Class
	2011	2010	2011	2010

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$11,562	$16,469	$81,835	$81,999
Net realized gain (loss) on investments	(77,907)	(39,905)	(396,667)	(29,467)
Realized gain distribution received	7,725	13,407	11,388	11,182
Change in unrealized appreciation (depreciation) on investments	(474,397)	1,109,410	(785,335)	711,122

Net increase (decrease) in net assets resulting from operations	(533,017)	1,099,381	(1,088,779)	774,836

Contributions and (Withdrawals):
Payments received from policyowners	206,979	276,877	80,571	127,677
Cost of insurance	(108,894)	(112,361)	(96,066)	(95,833)
Policyowners’ surrenders	(30,333)	(69,762)	(193,306)	(44,772)
Net transfers from (to) Fixed Account	(27,164)	19	(68,016)	(3,922)
Transfers between Investment Divisions	(422,755)	228,414	(41,933)	926,707
Policyowners’ death benefits	(2,869)	—	—	—

Net contributions and (withdrawals)	(385,036)	323,187	(318,750)	909,857

Increase (decrease) attributable to New York Life Insurance and Annuity Corporation charges retained by the Separate Account	—	—	—	—

Increase (decrease) in net assets	(918,053)	1,422,568	(1,407,529)	1,684,693
NET ASSETS:
Beginning of year	5,008,454	3,585,886	6,346,085	4,661,392

End of year	$4,090,401	$5,008,454	$4,938,556	$6,346,085

Not all investment divisions are available under all policies.

(a)	For the period February 14, 2011 (Commencement of Investments) through December 31, 2011.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Fidelity® VIP Equity-Income— Initial Class		Fidelity® VIP Growth— Initial Class		Fidelity® VIP Index 500— Initial Class		Fidelity® VIP Investment Grade Bond— Initial Class
2011	2010	2011	2010	2011	2010	2011	2010

$1,081,435	$678,178	$13,283	$8,611	$186,059	$157,593	$49,912	$34,113
(851,769)	(1,245,927)	(13,285)	(20,446)	(37,222)	(45,483)	6,558	6,946
—	—	12,211	10,350	208,570	131,433	10,491	10,383

(20,943)	7,853,334	(1,288)	682,485	(180,014)	908,653	4,321	20,446

208,723	7,285,585	10,921	681,000	177,393	1,152,196	71,282	71,888

5,708,724	6,244,633	4,965	9,570	125,608	146,342	34,523	103,138
(3,457,667)	(3,497,189)	(41,313)	(38,055)	(177,247)	(165,211)	(37,822)	(44,119)
(3,195,963)	(3,174,557)	(163,627)	(60,050)	(30,333)	(46,265)	(8,496)	(34,403)
(920,609)	(1,171,140)	—	(251)	28,174	(109)	92,252	1,266
(1,732,233)	(1,420,379)	122,997	15,986	432,898	757,337	(53,591)	(117,615)
(108,432)	(63,484)	—	—	—	—	—	—

(3,706,180)	(3,082,116)	(76,978)	(72,800)	379,100	692,094	26,866	(91,733)

—	(1,073)	—	—	—	—	—	—

(3,497,457)	4,202,396	(66,057)	608,200	556,493	1,844,290	98,148	(19,845)

57,383,161	53,180,765	3,486,319	2,878,119	8,749,520	6,905,230	960,152	979,997

$53,885,704	$57,383,161	$3,420,262	$3,486,319	$9,306,013	$8,749,520	$1,058,300	$960,152

Invesco V.I. Global Real Estate Fund— Series I Shares	Invesco V. I. International Growth Fund— Series I Shares		Invesco Van Kampen V.I. Mid Cap Value Fund— Series I Shares	Janus Aspen Balanced Portfolio— Institutional Shares
2011(a)	2011	2010	2011(a)	2011	2010

$289	$34,829	$50,723	$88	$2,168,482	$2,625,930
(18)	44,371	(1,803)	(39)	2,205,421	1,810,619
—	—	—	—	6,039,611	—

(1,204)	(391,650)	297,521	(1,096)	(9,076,320)	4,310,089

(933)	(312,450)	346,441	(1,047)	1,337,194	8,746,638

753	620,383	494,594	1,779	9,724,415	11,115,370
(215)	(213,023)	(159,119)	(501)	(7,717,741)	(8,093,042)
—	(100,375)	(115,597)	—	(7,189,676)	(7,256,213)
10,216	(8,046)	(89,224)	25,767	(2,597,803)	(3,589,378)
48	757,525	344,736	28	(851,087)	(1,071,767)
—	(257)	(7,522)	—	(415,492)	(275,728)

10,802	1,056,207	467,868	27,073	(9,047,384)	(9,170,758)

—	—	3	—	—	(1,147)

9,869	743,757	814,312	26,026	(7,710,190)	(425,267)

—	3,337,844	2,523,532	—	118,467,936	118,893,203

$9,869	$4,081,601	$3,337,844	$26,026	$110,757,746	$118,467,936

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2011

and December 31, 2010

	Janus Aspen Enterprise Portfolio— Institutional Shares		Janus Aspen Forty Portfolio— Institutional Shares
	2011	2010	2011(a)

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(165)	$495	$(8)
Net realized gain (loss) on investments	8,358	2,092	(11)
Realized gain distribution received	—	—	—
Change in unrealized appreciation (depreciation) on investments	(23,558)	170,971	(583)

Net increase (decrease) in net assets resulting from operations	(15,365)	173,558	(602)

Contributions and (Withdrawals):
Payments received from policyowners	36,428	27,330	3,156
Cost of insurance	(24,370)	(25,389)	(681)
Policyowners’ surrenders	(26,201)	(133,132)	—
Net transfers from (to) Fixed Account	47,840	(1,702)	5,844
Transfers between Investment Divisions	126,236	28,210	626
Policyowners’ death benefits	—	—	—

Net contributions and (withdrawals)	159,933	(104,683)	8,945

Increase (decrease) attributable to New York Life Insurance and Annuity Corporation charges retained by the Separate Account	—	—	—

Increase (decrease) in net assets	144,568	68,875	8,343
NET ASSETS:
Beginning of year	841,309	772,434	—

End of year	$985,877	$841,309	$8,343

	MFS® Research Series— Initial Class		MFS® Utilities Series— Initial Class
	2011	2010	2011	2010

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$1,224	$1,233	$348,271	$204,294
Net realized gain (loss) on investments	(1,865)	(4,454)	750,630	(112,389)
Realized gain distribution received	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	(719)	23,709	(449,418)	1,056,889

Net increase (decrease) in net assets resulting from operations	(1,360)	20,488	649,483	1,148,794

Contributions and (Withdrawals):
Payments received from policyowners	2,746	2,746	1,850,024	1,584,608
Cost of insurance	(6,489)	(6,477)	(763,208)	(544,658)
Policyowners’ surrenders	—	—	(545,741)	(317,304)
Net transfers from (to) Fixed Account	—	(6)	(185,385)	80,939
Transfers between Investment Divisions	(19,883)	20,270	3,101,638	1,817,108
Policyowners’ death benefits	—	—	(30,916)	(1,001)

Net contributions and (withdrawals)	(23,626)	16,533	3,426,412	2,619,692

Increase (decrease) attributable to New York Life Insurance and Annuity Corporation charges retained by the Separate Account	—	—	—	18

Increase (decrease) in net assets	(24,986)	37,021	4,075,895	3,768,504
NET ASSETS:
Beginning of year	147,692	110,671	10,067,377	6,298,873

End of year	$122,706	$147,692	$14,143,272	$10,067,377

Not all investment divisions are available under all policies.

(a)	For the period February 14, 2011 (Commencement of Investments) through December 31, 2011.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Janus Aspen Worldwide Portfolio— Institutional Shares		LVIP Baron Growth Opportunities Fund— Service Class	MFS® Investors Trust Series— Initial Class		MFS® New Discovery Series— Initial Class
2011	2010	2011(a)	2011	2010	2011	2010

$2,548	$28,904	$—	$1,266	$1,530	$—	$—
(1,316,938)	(3,675,061)	(1)	(217)	(3,403)	3,794	(37,471)
—	—	—	—	—	282,779	—

(10,655,256)	15,727,237	6	(3,444)	14,788	(518,820)	614,690

(11,969,646)	12,081,080	5	(2,395)	12,915	(232,247)	577,219

8,849,010	9,719,975	—	9,888	11,207	15,792	26,480
(5,706,300)	(6,105,674)	(4)	(8,404)	(8,846)	(31,042)	(27,666)
(5,587,065)	(6,607,471)	—	—	(5,803)	—	(98,228)
(2,178,505)	(1,802,329)	169	—	(7)	(3)	(28)
(1,476,204)	(1,976,094)	—	(2,045)	11,068	(165,681)	315,379
(169,299)	(207,208)	—	—	—	—	—

(6,268,363)	(6,978,801)	165	(561)	7,619	(180,934)	215,937

—	(1,629)	—	—	—	—	—

(18,238,009)	5,100,650	170	(2,956)	20,534	(413,181)	793,156

90,054,741	84,954,091	—	138,038	117,504	2,270,471	1,477,315

$71,816,732	$90,054,741	$170	$135,082	$138,038	$1,857,290	$2,270,471

MFS® Value Series— Initial Class	MFS® VIT II International Value Portfolio	Neuberger Berman AMT Mid-Cap Growth Portfolio— Class I Shares		PIMCO Global Bond— Administrative Class Shares
2011(a)	2011(a)	2011	2010	2011	2010

$1	$149	$—	$—	$7,330	$6,828
(5)	(22)	4,245	(941)	7,626	3,494
—	—	—	—	6,160	6,774

—	(1,219)	(3,831)	121,335	212	10,772

(4)	(1,092)	414	120,394	21,328	27,868

38	1,930	20,928	19,177	27,164	18,292
(9)	(483)	(13,303)	(11,340)	(14,336)	(15,195)
—	—	(5,163)	—	(7,493)	(1,731)
32	18,932	(65)	(3,810)	(29,643)	22,497
—	(6)	64,389	18,785	(7,245)	46,313
—	—	—	—	—	—

61	20,373	66,786	22,812	(31,553)	70,176

—	—	—	—	—	—

57	19,281	67,200	143,206	(10,225)	98,044

—	—	539,736	396,530	287,908	189,864

$57	$19,281	$606,936	$539,736	$277,683	$287,908

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2011

and December 31, 2010

	PIMCO Low Duration— Administrative Class Shares		PIMCO Real Return— Administrative Class Shares
	2011	2010	2011	2010

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$4,045	$6,228	$65,712	$14,281
Net realized gain (loss) on investments	5,703	2,934	79,821	(17,717)
Realized gain distribution received	—	1,062	182,698	26,218
Change in unrealized appreciation (depreciation) on investments	(3,885)	11,166	109,132	35,767

Net increase (decrease) in net assets resulting from operations	5,863	21,390	437,363	58,549

Contributions and (Withdrawals):
Payments received from policyowners	7,846	5,670	700,002	256,869
Cost of insurance	(12,808)	(14,072)	(292,126)	(103,320)
Policyowners’ surrenders	—	—	(134,748)	(54,787)
Net transfers from (to) Fixed Account	1	—	(124,627)	157,125
Transfers between Investment Divisions	(182,139)	(84,330)	3,453,036	2,503,601
Policyowners’ death benefits	—	—	(1,198)	—

Net contributions and (withdrawals)	(187,100)	(92,732)	3,600,339	2,759,488

Increase (decrease) attributable to New York Life Insurance and Annuity Corporation charges retained by the Separate Account	—	—	—	—

Increase (decrease) in net assets	(181,237)	(71,342)	4,037,702	2,818,037
NET ASSETS:
Beginning of year	327,107	398,449	3,094,080	276,043

End of year	$145,870	$327,107	$7,131,782	$3,094,080

	T. Rowe Price Equity Income Portfolio		T. Rowe Price International Stock Portfolio
	2011	2010	2011(a)

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$733,152	$784,060	$58
Net realized gain (loss) on investments	(499,368)	(735,874)	(4)
Realized gain distribution received	—	—	—
Change in unrealized appreciation (depreciation) on investments	(949,959)	7,696,299	(394)

Net increase (decrease) in net assets resulting from operations	(716,175)	7,744,485	(340)

Contributions and (Withdrawals):
Payments received from policyowners	5,897,503	6,708,227	1,195
Cost of insurance	(3,322,637)	(3,361,646)	(249)
Policyowners’ surrenders	(2,650,075)	(3,294,006)	—
Net transfers from (to) Fixed Account	(1,365,749)	(1,146,672)	2,050
Transfers between Investment Divisions	(1,409,331)	(223,028)	1,307
Policyowners’ death benefits	(237,915)	(314,001)	—

Net contributions and (withdrawals)	(3,088,204)	(1,631,126)	4,303

Increase (decrease) attributable to New York Life Insurance and Annuity Corporation charges retained by the Separate Account	—	(945)	—

Increase (decrease) in net assets	(3,804,379)	6,112,414	3,963
NET ASSETS:
Beginning of year	61,045,569	54,933,155	—

End of year	$57,241,190	$61,045,569	$3,963

Not all investment divisions are available under all policies.

(a)	For the period February 14, 2011 (Commencement of Investments) through December 31, 2011.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

PIMCO Total Return— Administrative Class Shares		Royce Micro-Cap Portfolio— Investment Class		Royce Small-Cap Portfolio— Investment Class		T. Rowe Price Blue Chip Growth Portfolio
2011	2010	2011	2010	2011	2010	2011(a)

$58,208	$51,536	$290,778	$177,332	$(26,294)	$(43,239)	$(55)
4,155	(1,190)	(542,697)	(523,130)	62,418	(167,514)	(11)
33,896	66,789	—	—	—	—	—

(17,617)	42,875	(1,756,968)	3,716,957	(493,636)	2,003,176	(791)

78,642	160,010	(2,008,887)	3,371,159	(457,512)	1,792,423	(857)

76,387	47,621	2,563,799	2,035,624	1,570,549	1,470,276	317
(69,074)	(70,988)	(982,164)	(835,964)	(704,320)	(642,456)	(145)
—	(37,185)	(753,707)	(435,217)	(453,096)	(442,229)	—
120,396	23,167	(428,440)	(307,764)	(308,179)	(33,284)	15,355
188,682	489,572	445,944	672,497	274,037	962,708	—
—	—	(36,959)	(27,878)	(2,964)	(16,502)	—

316,391	452,187	808,473	1,101,298	376,027	1,298,513	15,527

—	—	—	(108)	—	(120)	—

395,033	612,197	(1,200,414)	4,472,349	(81,485)	3,090,816	14,670

2,101,476	1,489,279	15,255,893	10,783,544	11,387,750	8,296,934	—

$2,496,509	$2,101,476	$14,055,479	$15,255,893	$11,306,265	$11,387,750	$14,670

T. Rowe Price Limited-Term Bond Portfolio		T. Rowe Price New America Growth Portfolio	The Merger Fund VL	UIF Emerging Markets Debt Portfolio— Class I
2011	2010	2011(a)	2011(a)	2011	2010

$19,100	$22,547	$1	$2,584	$30,681	$33,315
2,286	3,904	(1)	(21)	(1,765)	(6,635)
6,380	—	20	—	9,557	—

(14,930)	(3,196)	(13)	(3,349)	20,457	47,391

12,836	23,255	7	(786)	58,930	74,071

117,471	112,322	—	2,267	46,230	42,230
(24,132)	(35,348)	(9)	(754)	(27,120)	(28,904)
—	(6,711)	—	—	(11,051)	(9,661)
66,557	(1,476)	337	43,807	(29,113)	24,750
(152,808)	(44,003)	—	(44)	265,181	(15,698)
—	—	—	—	—	—

7,088	24,784	328	45,276	244,127	12,717

—	—	—	—	—	—

19,924	48,039	335	44,490	303,057	86,788

792,111	744,072	—	—	831,168	744,380

$812,035	$792,111	$335	$44,490	$1,134,225	$831,168

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2011

and December 31, 2010

	UIF Emerging Markets Equity Portfolio— Class I		UIF U.S. Real Estate Portfolio— Class I
	2011	2010	2011	2010

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(87,416)	$29,413	$27,956	$68,787
Net realized gain (loss) on investments	(395,020)	546,417	208,705	409,764
Realized gain distribution received	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	(11,430,576)	9,894,400	162,270	778,030

Net increase (decrease) in net assets resulting from operations	(11,913,012)	10,470,230	398,931	1,256,581

Contributions and (Withdrawals):
Payments received from policyowners	6,380,548	6,527,086	950,728	724,630
Cost of insurance	(3,598,631)	(3,902,212)	(381,229)	(307,004)
Policyowners’ surrenders	(3,820,742)	(3,651,503)	(184,297)	(133,626)
Net transfers from (to) Fixed Account	(1,373,512)	(879,029)	(27,208)	(62,187)
Transfers between Investment Divisions	(2,587,727)	(595,479)	687,289	2,414,730
Policyowners’ death benefits	(191,399)	(100,084)	(7,390)	(3,130)

Net contributions and (withdrawals)	(5,191,463)	(2,601,221)	1,037,893	2,633,413

Increase (decrease) attributable to New York Life Insurance and Annuity Corporation charges retained by the Separate Account	—	(529)	—	(37)

Increase (decrease) in net assets	(17,104,475)	7,868,480	1,436,824	3,889,957
NET ASSETS:
Beginning of year	67,343,882	59,475,402	6,549,059	2,659,102

End of year	$50,239,407	$67,343,882	$7,985,883	$6,549,059

Not all investment divisions are available under all policies.

(a)	For the period February 14, 2011 (Commencement of Investments) through December 31, 2011.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Van Eck VIP Global Hard Assets— Initial Class		Van Eck VIP Multi-Manager Alternatives— Initial Class		Victory VIF Diversified Stock Fund— Class A Shares
2011	2010	2011	2010	2011(a)

$315,222	$(81,460)	$10,533	$—	$(5)
(110,825)	(461,067)	(18,299)	(3,901)	(41)
634,442	—	6,694	—	—
(9,880,689)	11,993,250	(29,463)	61,481	(1,723)

(9,041,850)	11,450,723	(30,535)	57,580	(1,769)

6,434,901	6,180,054	62,468	28,476	2,010
(3,168,053)	(2,918,306)	(16,780)	(15,604)	(549)
(2,369,176)	(1,911,649)	(165,437)	—	—
(827,245)	(671,815)	51,799	417	26,046
574,280	(12,864)	(49)	61,850	42
(185,488)	(85,547)	—	—	—

459,219	579,873	(67,999)	75,139	27,549

—	(712)	—	—	—

(8,582,631)	12,029,884	(98,534)	132,719	25,780

51,950,611	39,920,727	1,234,073	1,101,354	—

$43,367,980	$51,950,611	$1,135,539	$1,234,073	$25,780

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

NOTE 1—Organization and Accounting Policies:

N

YLIAC Variable Universal Life Separate Account (“VUL Separate Account-I”) was established on June 4, 1993 under Delaware law by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company. VUL Separate Account-I funds Group 1 policies (Variable Universal Life (“VUL”) and Survivorship Variable Universal Life (“SVUL”)—Series 1), Group 2 policies (Variable Universal Life 2000 (“VUL 2000”)—Series 1 and Single Premium Variable Universal Life (“SPVUL”)—Series 1), Group 3 policies (Pinnacle Variable Universal Life (“Pinnacle VUL”) and Pinnacle Survivorship Variable Universal Life (“Pinnacle SVUL”)), Group 4 policies (Variable Universal Life 2000 (“VUL 2000”)—Series 2, Single Premium Variable Universal Life (“SPVUL”)—Series 2 and 3, Legacy Creator Single Premium Variable Universal Life (Legacy Creator SPVUL), Survivorship Variable Universal Life (“SVUL”)—Series 2, Variable Universal Life Provider (“VUL Provider”), Variable Universal Life Accumulator (“VUL Accumulator”), Survivorship Variable Universal Life Accumulator (“SVUL Accumulator”)) and Group 5 policy (Lifetime Wealth Variable Universal Life (LWVUL)). Sales of VUL were discontinued on September 28, 1999, or the date VUL 2000 was approved in a jurisdiction that had not approved new products by September 28, 1999. Sales of VUL Provider, VUL 2000 and SVUL were discontinued on May 23, 2008, or the date New York Life Variable Universal Life Accumulator (VUL Accumulator) and New York Life Survivorship Variable Universal Life Accumulator (SVUL Accumulator) were approved in a jurisdiction that had not approved the new products by May 23, 2008. Sales of Pinnacle SVUL and Pinnacle VUL were discontinued on May 23, 2008 in all jurisdictions. Sales of SPVUL AD103 were discontinued on January 1, 2009 in all jurisdictions.

All of these policies are designed for individuals who seek lifetime insurance protection and flexibility with respect to premium payments and death benefits. In addition, SVUL Series 1 and 2, Pinnacle SVUL and SVUL Accumulator policies provide life insurance protection on two insureds with proceeds payable upon the death of the last surviving insured. These policies are distributed by NYLIFE Distributors LLC and sold by registered representatives of NYLIFE Securities, LLC Inc. and by registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors LLC. NYLIFE Securities LLC is a wholly-owned subsidiary of NYLIFE LLC and NYLIFE Distributors LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC (“NYLIM Holdings”). NYLIFE LLC and NYLIM Holdings are both wholly-owned subsidiaries of New York Life Insurance Company. VUL Separate Account-I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

The assets of VUL Separate Account-I, which are in the accumulation phase, are invested in the shares of the MainStay VP Funds Trust, the Invesco Variable Insurance Funds, the Alger American Fund, the AllianceBernstein® Variable Products Series Fund, Inc., the American Century Variable Portfolios, Inc., the Calvert Variable Series, Inc., the Columbia Funds Variable Insurance Trust, the Delaware VIP® Trust, the Dreyfus Investment Portfolios, the Dreyfus Variable Investment Fund, the DWS Variable Series II, the Fidelity® Variable Insurance Products Fund, the Janus Aspen Series, The Merger Fund VL, the MFS® Variable Insurance TrustSM, the Neuberger Berman Advisers Management Trust, the PIMCO Variable Insurance Trust, the Royce Capital Fund, the T. Rowe Price Equity Series, Inc., the T. Rowe Price Fixed Income Series, Inc., the Van Eck Worldwide Insurance Trust, and the Universal Institutional Funds, Inc. (collectively, “Funds”). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account, DCA Plus Account, DCA Extra Account and the Enhanced DCA Fixed Account represent the general account assets of NYLIAC and not included in this report. NYLIAC’s Fixed Account, DCA Plus Account, DCA Extra Account and the Enhanced DCA Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

New York Life Investment Management LLC (“New York Life Investments”), provides investment advisory services to the MainStay VP Funds Trust for a fee. New York Life Investments retains several sub-advisors, including MacKay Shields LLC (“MacKay Shields”), Madison Square Investors LLC (“Madison Square Investors”), Epoch Investment Partners, Inc. (“Epoch”), Institutional Capital LLC (“ICAP”) and Winslow Capital Management Inc. (“Winslow Capital”), to provide investment advisory services to certain portfolios of the MainStay VP Funds Trust.

New York Life Investments, MacKay Shields, Madison Square Investors and ICAP are all indirect, wholly-owned subsidiaries of New York Life. Epoch is an independent investment advisory firm. Winslow Capital is a wholly-owned subsidiary of Nuveen Investments, Inc.

The following Investment Divisions, with their respective Fund Portfolios, are available in this Separate Account:

MainStay VP Balanced—Initial Class

MainStay VP Bond—Initial Class

MainStay VP Cash Management

MainStay VP Common Stock—Initial Class

NYLIAC VUL Separate Account-I

MainStay VP Conservative Allocation—Initial Class

MainStay VP Convertible—Initial Class

MainStay VP Floating Rate—Initial Class

MainStay VP Government—Initial Class

MainStay VP Growth Allocation—Initial Class

MainStay VP Growth Equity—Initial Class

MainStay VP High Yield Corporate Bond—Initial Class

MainStay VP ICAP Select Equity—Initial Class

MainStay VP Income Builder—Initial Class

MainStay VP International Equity—Initial Class

MainStay VP Large Cap Growth—Initial Class

MainStay VP Mid Cap Core—Initial Class

MainStay VP Moderate Allocation—Initial Class

MainStay VP Moderate Growth Allocation—Initial Class

MainStay VP S&P 500 Index—Initial Class

MainStay VP U.S. Small Cap—Initial Class

Alger Capital Appreciation Portfolio—Class I-2 Shares

Alger Small Cap Growth Portfolio—Class I-2 Shares

AllianceBernstein VPS Small/Mid Cap Value Portfolio—Class A Shares

AllianceBernstein VPS International Value Portfolio—Class A Shares

American Century® VP Inflation Protection—Class II

American Century® VP International—Class II

American Century® VP Value—Class II

Calvert VP SRI Balanced Portfolio

Columbia Variable Portfolio—Small Cap Value Fund—Class 2

Delaware VIP Diversified Income Series—Standard Class

Delaware VIP Emerging Markets Series—Standard Class

Delaware VIP International Value Equity Series—Standard Class

Delaware VIP Small Cap Value Series—Standard Class

Delaware VIP Value Series—Standard Class

Dreyfus IP Technology Growth—Initial Shares

Dreyfus VIF Opportunistic Small Cap—Initial Shares

DWS Dreman Small Mid Cap Value VIP—Class A Shares

DWS Small Cap Index VIP—Class A Shares

Fidelity® VIP Contrafund®—Initial Class

Fidelity® VIP Equity-Income—Initial Class

Fidelity® VIP Growth—Initial Class

Fidelity® VIP Index 500—Initial Class

Fidelity® VIP Investment Grade Bond—Initial Class

Fidelity® VIP Mid Cap—Initial Class

Fidelity® VIP Overseas—Initial Class

Invesco V.I. Global Real Estate Fund—Series I Shares

Invesco V.I. International Growth Fund—Series I Shares

Invesco Van Kampen V.I. Mid Cap Value Fund—Series I Shares

Janus Aspen Balanced Portfolio—Institutional Shares

Janus Aspen Enterprise Portfolio—Institutional Shares

Janus Aspen Forty Portfolio—Institutional Shares

Janus Aspen Worldwide Portfolio—Institutional Shares

LVIP Baron Growth Opportunities Fund—Service Class

MFS® Investors Trust Series—Initial Class

MFS® New Discovery Series—Initial Class

MFS® Research Bond Series—Initial Class

MFS® Research Series—Initial Class

MFS® Utilities Series—Initial Class

MFS® Value Series—Initial Class

MFS® VIT II International Value Portfolio

Neuberger Berman AMT Mid-Cap Growth Portfolio—Class I Shares

PIMCO Global Bond—Administrative Class Shares

PIMCO Low Duration—Administrative Class Shares

PIMCO Real Return—Administrative Class Shares

PIMCO Total Return—Administrative Class Shares

Royce Micro-Cap Portfolio—Investment Class

Royce Small-Cap Portfolio—Investment Class

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Equity Income Portfolio

T. Rowe Price International Stock Portfolio

T. Rowe Price Limited-Term Bond Portfolio

T. Rowe Price New America Growth Portfolio

The Merger Fund VL

UIF Emerging Markets Debt Portfolio—Class I

UIF Emerging Markets Equity Portfolio—Class I

UIF U.S. Real Estate Portfolio—Class I

Van Eck VIP Global Hard Assets—Initial Class

Van Eck VIP Multi-Manager Alternatives—Initial Class

Victory VIF Diversified Stock Fund—Class A Shares

Not all investment divisions are available under all policies.

All investments into the MainStay VP Series funds by VUL Separate Account-I will be made into the Initial Class of shares unless otherwise indicated. Each Investment Division of VUL Separate Account-I will invest exclusively in the corresponding eligible portfolio.

At the close of the financial reporting period, there have been no investments in the following investment divisions: Columbia Variable Portfolio—Small Cap Value Fund—Class 2 and MFS® Research Bond Series—Initial Class.

For SVUL, VUL 2000, SPVUL, Legacy Creator SPVUL, Lifetime Wealth VUL, VUL Provider, VUL Accumulator, SVUL Accumulator, Pinnacle VUL and Pinnacle SVUL policies, any/all premium payments received during the Free Look Period are allocated to the General Account of NYLIAC. After the Free Look Period, these premium payments are allocated in accordance with the Policyowner’s instructions. Subsequent premium payments for all policies will be allocated to the Investment Divisions of VUL Separate Account-I in accordance with the Policyowner’s instructions. Pinnacle VUL and SVUL policies issued on and after October 14, 2002 can have premium payments made in the first 12 policy months allocated to an Enhanced DCA Fixed

Notes to Financial Statements (Continued)

NOTE 1—Organization and Accounting Policies (Continued):

Account. VUL 2000, VUL Provider, SVUL, VUL Accumulator and SVUL Accumulator policies issued on and after February 11, 2005 can have premium payments made in the first 12 policy months allocated to a DCA Plus Account. Legacy Creator SPVUL Policies issued on or after May 15th, 2009, can have the initial premium payment allocated to the 6 months DCA Extra Account. Lifetime Wealth VUL policies issued on or after February 14, 2011, can have premium payments made in the first 12 policy months allocated to a DCA Plus Account.

In addition, for all SVUL, VUL 2000, SPVUL, Legacy Creator SPVUL, Lifetime Wealth VUL, VUL Provider, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, Pinnacle SVUL and VUL policies, the Policyowner has the option, within limits, to transfer amounts between the Investment Divisions of VUL Separate Account-I and the Fixed Account of NYLIAC.

No Federal income tax is payable on investment income or capital gains of VUL Separate Account-I under current Federal income tax law.

Security Valuation—The investments are valued at the net asset value of shares of the respective Fund portfolios.

Security Transactions—Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

Distributions Received—Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

The authoritative guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance also establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

The levels of the fair value hierarchy are based on the inputs to the valuation as follows:

Level 1—Fair Value is based on unadjusted quoted prices for identical assets or liabilities in an active market. Active markets are defined as a market in which many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2—Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data for substantially the full term of the asset.

Level 3—Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity’s own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

The investment in the Fund Portfolios listed above are at net asset values (“NAV’s”), which is considered fair value per authoritative GAAP guidance on fair value measurements. The NAV’s are calculated daily without restrictions using quoted market prices of the underlying investments and are considered actively traded within Level 1.

The amounts shown as net receivable from (payable to) NYLIAC on the Statement of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the policyowners’ instructions on the first business day subsequent to the close of the period presented.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NYLIAC VUL Separate Account-I

On February 17, 2012, as a result of a restructuring of our investment divisions, some funds that were previously offered are no longer available as investment options to our policyholders and those funds are now closed to our policyholders (“Closed Funds”). The assets in those funds were transferred into new MainStay VP Portfolios (“Replacement Funds”). New York Life Investment Management is the Manager of the Replacement Funds. For most of the portfolios, the advisor of the Closed Fund is the sub-advisor of the corresponding Replacement Fund and will continue to provide day-to-day portfolio management services for our policyholders. The following is a listing of the Closed Funds (Column A) and the Replacement Funds (Column B).

Column A—Closed Funds	Column B—Replacement Funds
Van Eck VIP Global Hard Assets Fund	MainStay VP Van Eck Global Hard Assets Portfolio—Initial Class
Janus Aspen Balanced Portfolio—Institutional Shares	MainStay VP Janus Balanced Portfolio—Initial Class
Janus Aspen Balanced Portfolio—Service Shares	MainStay VP Janus Balanced Portfolio—Service Class
MFS® Utilities Series—Initial Class	MainStay VP MFS Utilities Portfolio—Initial Class
MFS® Utilities Series—Service Class	MainStay VP MFS Utilities Portfolio—Service Class
T. Rowe Price Equity Income Portfolio—I	MainStay VP T. Rowe Price Equity Income Portfolio—Initial Class
T. Rowe Price Equity Income Portfolio—II	MainStay VP T. Rowe Price Equity Income Portfolio—Service Class
PIMCO Real Return Portfolio—Administrative Class	MainStay VP PIMCO Real Return Portfolio—Initial Class
Universal Institution Funds, Inc. (“UIF”) Emerging Markets Equity Portfolio—Class I	MainStay VP DFA /DuPont Capital Emerging Markets Equity Portfolio—Initial Class
UIF Emerging Markets Equity Portfolio—Class II	MainStay VP DFA /DuPont Capital Emerging Markets Equity Portfolio—Service Class
Alger Small Cap Growth Portfolio—Class I—2 Shares	MainStay VP Eagle Small Cap Growth Portfolio—Initial Class
Alger Small Cap Growth Portfolio—Class S Shares	MainStay VP Eagle Small Cap Growth Portfolio—Service Class
Royce Small-Cap Portfolio—Investment Class	MainStay VP Eagle Small Cap Growth Portfolio—Initial Class
Calvert VP SRI Balanced Portfolio	MainStay VP Janus Balanced Portfolio—Initial Class

Not all of the Closed Funds were offered in each policy impacted by the restructure. If the Closed Fund was not offered, then the corresponding Replacement Fund was not offered. In January, policyholders were sent letters along with supplements to their product prospectuses and fund prospectuses which describe the restructuring options available under their specific policies and detailed information regarding the Replacement Funds.

On February 17, 2012, any policyholder allocations that remained in the Closed Funds were redeemed. Those redemptions were used to purchase Accumulation Units in the corresponding Replacement Funds. After February 17, 2012, the Closed Funds are no longer available as investment options under the policies. For the 30 days following February 17th, policyholders may transfer all or a portion of their account value out of the Replacement Fund to another fund available through their policy without any charge or limitation.

Notes to Financial Statements (Continued)

NOTE 2—Investments (in 000’s):

A

t December 31, 2011, the investments of VUL Separate Account-I are as follows:

	MainStay VP Balanced— Initial Class	MainStay VP Bond— Initial Class	MainStay VP Cash Management	MainStay VP Common Stock— Initial Class

Number of shares	861	2,688	54,284	4,554
Identified cost	$8,977	$37,990	$54,284	$79,774

	MainStay VP ICAP Select Equity— Initial Class	MainStay VP Income Builder— Initial Class	MainStay VP International Equity— Initial Class	MainStay VP Large Cap Growth— Initial Class

Number of shares	9,696	3,546	4,104	2,201
Identified cost	$117,742	$52,573	$59,249	$26,930

Investment activity for the year ended December 31, 2011, was as follows:

	MainStay VP Balanced— Initial Class	MainStay VP Bond— Initial Class	MainStay VP Cash Management	MainStay VP Common Stock— Initial Class

Purchases	$933	$5,718	$26,064	$2,017
Proceeds from sales	1,162	5,062	28,896	8,266

	MainStay VP ICAP Select Equity— Initial Class	MainStay VP Income Builder— Initial Class	MainStay VP International Equity— Initial Class	MainStay VP Large Cap Growth— Initial Class

Purchases	$5,490	$2,969	$4,201	$3,803
Proceeds from sales	9,315	4,936	4,999	3,493

Not all investment divisions are available under all policies.

NYLIAC VUL Separate Account-I

MainStay VP Conservative Allocation— Initial Class	MainStay VP Convertible— Initial Class	MainStay VP Floating Rate— Initial Class	MainStay VP Government— Initial Class	MainStay VP Growth Allocation— Initial Class	MainStay VP Growth Equity— Initial Class	MainStay VP High Yield Corporate Bond— Initial Class

835	3,600	1,484	1,956	2,852	6,535	12,850
$8,893	$37,233	$13,004	$22,465	$25,511	$136,289	$117,381

MainStay VP Mid Cap Core— Initial Class	MainStay VP Moderate Allocation— Initial Class	MainStay VP Moderate Growth Allocation— Initial Class	MainStay VP S&P 500 Index— Initial Class	MainStay VP U.S. Small Cap— Initial Class	Alger Capital Appreciation Portfolio— Class I-2 Shares	Alger Small Cap Growth Portfolio— Class I-2 Shares

5,904	2,172	3,724	8,369	1,850	27	1,083
$58,328	$21,553	$36,583	$190,570	$13,588	$1,187	$23,789

MainStay VP Conservative Allocation— Initial Class	MainStay VP Convertible— Initial Class	MainStay VP Floating Rate— Initial Class	MainStay VP Government— Initial Class	MainStay VP Growth Allocation— Initial Class	MainStay VP Growth Equity— Initial Class	MainStay VP High Yield Corporate Bond— Initial Class

$3,672	$3,540	$4,086	$3,151	$3,667	$1,914	$14,057
2,330	4,999	3,044	4,315	6,234	15,804	13,456

MainStay VP Mid Cap Core— Initial Class	MainStay VP Moderate Allocation— Initial Class	MainStay VP Moderate Growth Allocation— Initial Class	MainStay VP S&P 500 Index— Initial Class	MainStay VP U.S. Small Cap— Initial Class	Alger Capital Appreciation Portfolio— Class I-2 Shares	Alger Small Cap Growth Portfolio— Class I-2 Shares

$2,844	$3,599	$4,190	$6,861	$1,317	$202	$536
5,687	4,037	3,531	21,764	1,777	59	5,303

Notes to Financial Statements (Continued)

NOTE 2—Investments (in 000’s) (Continued):

	AllianceBernstein VPS Small/ Mid Cap Value Portfolio— Class A Shares	AllianceBernstein VPS International Value Portfolio— Class A Shares	American Century® VP Inflation Protection— Class II	American Century® VP International— Class II

Number of shares	312	—	19	199
Identified cost	$4,607	$—	$204	$1,655

	Dreyfus IP Technology Growth— Initial Shares	Dreyfus VIF Opportunistic Small Cap— Initial Shares	DWS Dreman Small Mid Cap Value VIP— Class A Shares	DWS Small Cap Index VIP— Class A Shares

Number of shares	1,108	48	162	2
Identified cost	$11,051	$1,309	$1,866	$20

	AllianceBernstein VPS Small/ Mid Cap Value Portfolio— Class A Shares	AllianceBernstein VPS International Value Portfolio— Class A Shares	American Century® VP Inflation Protection— Class II	American Century® VP International— Class II

Purchases	$1,344	$—	$43	$122
Proceeds from sales	780	—	16	239

	Dreyfus IP Technology Growth— Initial Shares	Dreyfus VIF Opportunistic Small Cap— Initial Shares	DWS Dreman Small Mid Cap Value VIP— Class A Shares	DWS Small Cap Index VIP— Class A Shares

Purchases	$2,889	$132	$946	$20
Proceeds from sales	3,777	342	447	—
Not all investment divisions are available under all policies.

NYLIAC VUL Separate Account-I

American Century® VP Value— Class II	Calvert VP SRI Balanced Portfolio	Delaware VIP Diversified Income Series— Standard Class	Delaware VIP Emerging Markets Series— Standard Class	Delaware VIP International Value Equity Series— Standard Class	Delaware VIP Small Cap Value Series— Standard Class	Delaware VIP Value Series— Standard Class

208	2,327	8	1	—	—	3
$1,098	$4,050	$85	$21	$1	$3	$56

Fidelity® VIP Contrafund®— Initial Class	Fidelity® VIP Equity- Income— Initial Class	Fidelity® VIP Growth— Initial Class	Fidelity® VIP Index 500— Initial Class	Fidelity® VIP Investment Grade Bond— Initial Class	Fidelity® VIP Mid Cap— Initial Class	Fidelity® VIP Overseas— Initial Class

7,053	2,885	93	72	82	141	362
$180,953	$62,888	$3,434	$8,606	$1,030	$3,952	$6,215

American Century® VP Value— Class II	Calvert VP SRI Balanced Portfolio	Delaware VIP Diversified Income Series— Standard Class	Delaware VIP Emerging Markets Series— Standard Class	Delaware VIP International Value Equity Series— Standard Class	Delaware VIP Small Cap Value Series— Standard Class	Delaware VIP Value Series— Standard Class

$110	$422	$86	$21	$1	$3	$56
56	621	1	1	—	—	1

Fidelity® VIP Contrafund®— Initial Class	Fidelity® VIP Equity- Income— Initial Class	Fidelity® VIP Growth— Initial Class	Fidelity® VIP Index 500— Initial Class	Fidelity® VIP Investment Grade Bond— Initial Class	Fidelity® VIP Mid Cap— Initial Class	Fidelity® VIP Overseas— Initial Class

$7,270	$3,977	$176	$961	$214	$364	$588
15,532	6,585	227	187	119	716	814

Notes to Financial Statements (Continued)

NOTE 2—Investments (in 000’s) (Continued):

	Invesco V.I. Global Real Estate Fund— Series I Shares	Invesco V.I. International Growth Fund— Series I Shares	Invesco Van Kampen V.I. Mid Cap Value Fund— Series I Shares	Janus Aspen Balanced Portfolio— Institutional Shares

Number of shares	1	154	2	4,160
Identified cost	$11	$3,876	$27	$102,464

	MFS® Utilities Series— Initial Class	MFS® Value Series— Initial Class	MFS® VIT II International Value Portfolio	Neuberger Berman AMT Mid-Cap Growth Portfolio— Class I Shares

Number of shares	542	—	1	22
Identified cost	$12,775	$—	$21	$464

	Invesco V.I. Global Real Estate Fund— Series I Shares	Invesco V.I. International Growth Fund— Series I Shares	Invesco Van Kampen V.I. Mid Cap Value Fund— Series I Shares	Janus Aspen Balanced Portfolio— Institutional Shares

Purchases	$11	$1,367	$27	$11,471
Proceeds from sales	—	300	—	12,308

	MFS® Utilities Series— Initial Class	MFS® Value Series— Initial Class	MFS® VIT II International Value Portfolio	Neuberger Berman AMT Mid-Cap Growth Portfolio— Class I Shares

Purchases	$6,370	$—	$21	$107
Proceeds from sales	2,619	—	—	40

Not all investment divisions are available under all policies.

NYLIAC VUL Separate Account-I

Janus Aspen Enterprise Portfolio— Institutional Shares	Janus Aspen Forty Portfolio— Institutional Shares	Janus Aspen Worldwide Portfolio— Institutional Shares	LVIP Baron Growth Opportunities Fund— Service Class	MFS® Investors Trust Series— Initial Class	MFS® New Discovery Series— Initial Class	MFS® Research Series— Initial Class

26	—	2,782	—	7	130	7
$762	$9	$71,753	$—	$133	$1,710	$108

PIMCO Global Bond— Administrative Class Shares	PIMCO Low Duration— Administrative Class Shares	PIMCO Real Return— Administrative Class Shares	PIMCO Total Return— Administrative Class Shares	Royce Micro-Cap Portfolio— Investment Class	Royce Small-Cap Portfolio— Investment Class	T. Rowe Price Blue Chip Growth Portfolio

20	14	508	226	1,351	1,123	1
$267	$146	$7,060	$2,792	$12,962	$9,594	$15

Janus Aspen Enterprise Portfolio— Institutional Shares	Janus Aspen Forty Portfolio— Institutional Shares	Janus Aspen Worldwide Portfolio— Institutional Shares	LVIP Baron Growth Opportunities Fund— Service Class	MFS® Investors Trust Series— Initial Class	MFS® New Discovery Series— Initial Class	MFS® Research Series— Initial Class

$221	$9	$2,698	$—	$11	$408	$6
49	—	8,938	—	10	306	28

PIMCO Global Bond— Administrative Class Shares	PIMCO Low Duration— Administrative Class Shares	PIMCO Real Return— Administrative Class Shares	PIMCO Total Return— Administrative Class Shares	Royce Micro-Cap Portfolio— Investment Class	Royce Small-Cap Portfolio— Investment Class	T. Rowe Price Blue Chip Growth Portfolio

$37	$73	$6,103	$496	$3,144	$2,210	$16
56	255	2,285	89	2.041	1,853	—

Notes to Financial Statements (Continued)

NOTE 2—Investments (in 000’s) (Continued):

	T. Rowe Price Equity Income Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Limited-Term Bond Portfolio	T. Rowe Price New America Growth Portfolio

Number of shares	2,948	—	163	—
Identified cost	$62,079	$4	$817	$—

	T. Rowe Price Equity Income Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Limited-Term Bond Portfolio	T. Rowe Price New America Growth Portfolio

Purchases	$3,904	$4	$228	$—
Proceeds from sales	6,271	—	195	—

Not all investment divisions are available under all policies.

NYLIAC VUL Separate Account-I

The Merger Fund VL	UIF Emerging Markets Debt Portfolio— Class I	UIF Emerging Markets Equity Portfolio— Class I	UIF U.S. Real Estate Portfolio— Class I	Van Eck VIP Global Hard Assets— Initial Class	Van Eck VIP Multi- Manager Alternatives— Initial Class	Victory VIF Diversified Stock Fund— Class A Shares

4	138	4,012	587	1,413	116	3
$48	$1,114	$59,700	$7,218	$43,487	$1,125	$28

The Merger Fund VL	UIF Emerging Markets Debt Portfolio— Class I	UIF Emerging Markets Equity Portfolio— Class I	UIF U.S. Real Estate Portfolio— Class I	Van Eck VIP Global Hard Assets— Initial Class	Van Eck VIP Multi- Manager Alternatives— Initial Class	Victory VIF Diversified Stock Fund— Class A Shares

$48	$356	$2,836	$2,666	$8,787	$128	$28
—	61	8,111	1,621	7,294	179	—

Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions:

Deductions from Premiums:

N

YLIAC deducts premium expense charges from all premiums received for certain VUL Separate Account-I policies. Premium expense charges are expressed as a percentage of the payment received.

•

State and Federal Tax Charge: NYLIAC deducts 2% from all premium payments for VUL, SVUL, VUL 2000, SPVUL Series 3, VUL Provider, Lifetime Wealth VUL, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, and Pinnacle SVUL policies to pay state premium taxes. NYLIAC deducts 1.25% from all premium payments for non-qualified VUL, SVUL, VUL 2000, SPVUL Series 3, VUL Provider, Lifetime Wealth VUL, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, and Pinnacle SVUL policies to cover federal taxes.

•

Sales Expense Charge: NYLIAC deducts a sales expense charge from all premium payments for VUL, SVUL, VUL 2000, VUL Provider, Lifetime Wealth VUL, VUL Accumulator, SVUL Accumulator, Legacy Creator SPVUL, Pinnacle VUL, and Pinnacle SVUL policies to partially cover the expenses associated with selling the policies.

For VUL policies, currently 5% of any premium payment for the first 10 policy years is deducted; NYLIAC reserves the right to impose this charge after the 10th policy year.

For SVUL policies, currently 8% of any premium payments in policy years 1-10, up to the target premium, is deducted. Once the target premium is reached NYLIAC expects to deduct 4% from any premium payments in any given policy year. Beginning with the 11th policy year, NYLIAC expects to deduct 4% of any premium payments up to the target premium, and no charge for premium payments in excess of the target premium in that year. The initial target premium is determined at the time the policy is issued, and it is indicated on the policy data page.

For VUL 2000 policies, currently 2.75% of any premium payments in a policy year, up to the surrender charge premium, is deducted. Once the premium payments equal the surrender charge premium for a policy year, NYLIAC deducts a sales expense charge of 1.25% from any additional premium payments in that policy year. The initial surrender charge premium is determined at the time the policy is issued and can be found on the policy data page.

For VUL Provider policies, currently 6.75% of any premium payment up to the target premium is deducted in policy years 1-5. Once the target premium is reached, 4.25% of any premium payment is deducted. Beginning with the 6th policy year, NYLIAC expects to deduct 2.75% of any premium payments up to the target premium; once the target premium is reached, 0.75% of any premium payment is deducted. The initial target premium is determined at the time the policy is issued, and is indicated on the policy data page.

For Lifetime Wealth VUL policies, in all policy years, we currently do not deduct a sales expense charge on any premium payment up to Target Premium 1. In each of policy years 1-7, we currently deduct 8.75% of any premium payment over Target Premium 1 and up to Target Premium 2; we also deduct 8.75% of all premiums paid over Target Premium 2. In each of policy years 8 and subsequent, we currently do not deduct a sales expense charge on any premium payment over Target Premium 1. Target Premium 1 and Target Premium 2 are determined at the time the policy is issued, and is indicated on the policy data page.

For VUL Accumulator and SVUL Accumulator policies, currently 4.75% of any premium payment up to the target premium is deducted in policy years 1-10. Once the target premium is reached, 1.75% of any premium payment is deducted. Beginning with the 11th policy year, NYLIAC expects to deduct 4.25% of any premium payments up to the target premium; once the target is reached, 0.75% of any premium payment is deducted in policy years 6-10 and 0.25% of any premium payment is deducted in policy years 11 and beyond. The initial target premium is determined at the time the policy is issued, and is indicated on the policy data page.

For Pinnacle VUL and Pinnacle SVUL policies, the percentage of premiums deducted varies depending on the age of the policy and whether the total premium payment in a given policy year is above or below the target premium. For premium payments up to the target premium, the sales expense charge in the first policy year is currently 56.75%, in policy years 2-5 the charge is 26.75%, for policy year 6 the charge is 1.75%, and for policy years 7 and beyond the charge is 0.75%. For premium payments in excess of the target premium the charge is currently 2.75% for policy years 1-5, 1.75% for policy year 6 and 0.75% for policy years 7 and beyond. The initial target premium is determined at the time the policy is issued, and it is indicated on the policy data page.

For Legacy Creator SPVUL policies, the current monthly premium expense charge is deducted at an annualized rate of 2.0% of the adjusted total premium for policy years 11 and beyond. The monthly premium expense charge is guaranteed not to exceed the annual rate of 2.25% of the adjusted total premium. This charge also covers state premium tax and federal tax expenses.

NYLIAC VUL Separate Account-I

Deductions from Cash Value:

NYLIAC deducts certain monthly charges from the cash value of VUL Separate Account-I policies. These charges include the monthly contract charge, the administrative charge, the cost of insurance charge, the per thousand face amount charge, the deferred sales expense charge, and the mortality and expense risk charge and are recorded as cost of insurance in the accompanying statement of changes in net assets. The changes disclosed below were in effect for each of the five periods presented in the Financial Highlights section. (Not all charges are deducted from all products, as shown below).

•

Monthly Contract Charge: A monthly contract charge is assessed on certain VUL Separate Account-I policies to compensate NYLIAC for certain administrative services such as premium collection, record keeping, claims processing and communicating with policyholders. Outlined below is the current schedule for VUL, SVUL, VUL 2000, VUL Provider, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, and Pinnacle SVUL:

Policy	Monthly Contract Charge Policy Year 1	Monthly Contract Charge Subsequent Policy Years
VUL	$26	$7
SVUL	60	10
VUL 2000	30	10
VUL Provider	30	10
Lifetime Wealth VUL	15	15 in years 2-10; 10 in years 11 and beyond.
VUL Accumulator	35	15 in years 2-10; 10 in years 11 and beyond.
SVUL Accumulator	35	15 in years 2-10; 10 in years 11 and beyond.
Pinnacle VUL*	100	25
Pinnacle SVUL*	100	25

*	If the target face amount falls below $1 million, the contract charge will not exceed $25 per month.

•

Administrative Charge: An administrative charge is assessed on VUL 2000, SPVUL, Legacy Creator SPVUL and SVUL (Series 2)** policies monthly. This charge compensates NYLIAC for providing administrative policy services.

For VUL 2000 policies, the administrative charge is expressed as a percentage of the amount of cash value in the Separate Account and varies based on the amount of cash value in the Separate Account. The Separate Account administrative charge percentage currently ranges from 0% to .20%.

For SPVUL policies, the current administrative charge is made monthly at an annualized rate of .60% of the policy’s cash value for the first three policy years. This charge is waived in the fourth and subsequent policy years if the cash value of the policy exceeds $200,000. If the cash value of the policy does not exceed $200,000, this charge will range from .10% to .60% depending on the cash value of the policy.

For SVUL (Series 2)**( the administrative charge is .10%, based on the amount of cash value in the Separate Account.

For Legacy Creator SPVUL policies, the current asset based administrative charge is deducted monthly at an annualized rate of 2.25% of the policy’s cash value for policy years 1 through 10. The monthly asset based administrative charge is guaranteed not to exceed the annual rate of 2.25% of the cash value of the policy. This charge also covers state premium tax and federal tax expenses.

•

Cost of Insurance Charge: A charge to cover the cost of providing life insurance benefits is assessed monthly on all VUL Separate Account-I policies. This charge is based on such factors as issue age of the insured(s), duration, gender, underwriting class, face amount, any riders included and the cash value of the policy.

•

Per Thousand Face Amount Charge: NYLIAC assesses a monthly per thousand face amount charge on SVUL, VUL Accumulator, SVUL Accumulator, Lifetime Wealth VUL, Pinnacle VUL, Pinnacle SVUL, and VUL Provider policies.

**	Series 2 VUL 2000, SPVUL, and SVUL designates policies issued on and after May 10, 2002 where approved.

Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions (Continued):

For SVUL (Series 1) policies, this charge is $0.04 per $1,000 of the policy’s initial face amount. For SVUL (Series 2) policies, this charge is $0.04 per $1,000 of the policy’s current face amount. For both series of SVUL policies this charge is assessed for the first 3 policy years and will always be at least $10 per month and will never be more than $100 per month.

For VUL Accumulator, this charge is based on the insured’s age, gender, risk class and face amount. NYLIAC does not expect to deduct this charge in years 21 and beyond.

For SVUL Accumulator, this charge is based on both insured’s age, gender, risk class and face amount. NYLIAC does not expect to deduct this charge in years 31 and beyond.

For Pinnacle VUL and Pinnacle SVUL policies, this charge is $0.03 per $1,000 of the policy’s face amount plus any term insurance benefit for the first 5 policy years. NYLIAC does not expect to deduct this charge in policy year 6 and beyond.

For VUL Provider policies, this charge is $0.07 per $1,000 of the policy’s face amount plus any term insurance benefit for the first 5 policy years. NYLIAC does not expect to deduct this charge in policy year 6 and beyond.

•

Deferred Sales Expense Charge: NYLIAC assesses a monthly deferred sales expense charge on SPVUL policies. This charge is deducted from the policy’s cash value for a 10-year period after a premium payment is applied. The deferred sales expense charge is expressed as a percentage of the policy’s cash value for Series 1 and 2. The current .90% deferred sales expense is comprised of .40% for sales expenses, .30% for state taxes and .20% for federal taxes. For SPVUL Series 3***( currently the deferred sales expense charge is equal to 0.40%.

•	Mortality and Expense Risk Charge: NYLIAC deducts a mortality and expense risk charge as follows:

•

Group 1 & 2 Policies: NYLIAC assesses a mortality and expense risk charge based on the variable accumulation value of the investment divisions. These charges are made daily at an annual rate of 0.70%**** for VUL, 0.70%**** for SVUL (Series 1), 0.50% for VUL 2000 (Series 1) and 0.50% for SPVUL (Series 1).

•

Group 3 Policies: The Pinnacle VUL and Pinnacle SVUL mortality and expense risk charges are based on net assets and the percent ranges from .25% to .55%; and in policy years 21 and beyond, the percentage ranges from .05% to .35%.

•

Group 4 Policies: On SPVUL (Series 2)** and VUL 2000 (Series 2)** policies, NYLIAC deducts a .50% mortality and expense risk charge and for SVUL (Series 2)** policies, the mortality and expense risk charge deducted is .60%. In policy years 1-20, If the policy has an Alternative Cash Surrender Value I (ACSV I), the mortality and expense risk is increased by .30% in policy years 1-10. For Alternative Cash Surrender Value II (ACSV II), the mortality and expense risk is increased by .55% in policy years 1-10. The mortality and expense risk charge is guaranteed not to exceed 1.00%.

For VUL Accumulator and SVUL Accumulator policies, the mortality and expense risk charge currently ranges from 0.55% to 0.15% (it declines based on the cash value in the Separate Account and duration). NYLIAC guarantees that the mortality and expense risk charge on VUL Accumulator and SVUL Accumulator policies will never exceed an annual rate of 0.75%.

For VUL Provider policies, the mortality and expense risk charge currently ranges from .70% to .05% (it declines based on the cash value in the Separate Account and duration). If the VUL Provider policy has the Alternative Cash Surrender Value (ACSV) the mortality and expense risk charge currently ranges from 1.0% to .05%. NYLIAC guarantees that the mortality and expense risk charge on VUL Provider policies will never exceed an annual rate of 1.00%.

For Legacy Creator SPVUL, the current mortality and expense risk charge is deducted monthly at an annual rate of 0.50% of the cash value in the Separate Account. The mortality and expense charge is guaranteed not to exceed the annual rate of 0.75% of the cash value in the Separate Account.

•

Group 5 Policies: For Lifetime Wealth VUL policies, the mortality and expense risk charge currently ranges from 0.75% to 0.25% (it declines based on the cash value in the Separate Account and duration). NYLIAC guarantees that the mortality and expense risk charge on Lifetime Wealth VUL policies will never exceed an annual rate of 0.75%.

**	Series 2 VUL 2000, SPVUL, and SVUL designates policies issued on and after May 10, 2002 where approved.
***	Series 3 SPVUL designates policies issued on and after May 16, 2003 where approved.
****	Includes a.10% administrative service charge.

NYLIAC VUL Separate Account-I

Surrender Charges:

Surrender charges are assessed by NYLIAC for VUL, SVUL, VUL 2000, VUL Provider, VUL Accumulator, SVUL Accumulator, SPVUL and Legacy Creator SPVUL policies on complete surrenders, decreases in face amount including decreases caused by a change in life insurance benefit option and some partial withdrawals. Surrender charges are paid to NYLIAC. The amount of this charge is included in surrenders in the accompanying statement of changes in net assets. In addition, a new surrender charge period will apply to face increases.

For VUL and VUL 2000 policies, this charge is deducted during the first 15 policy years. For VUL Provider, VUL Accumulator and SVUL Accumulator this charge is deducted for the first 10 years. For VUL, the maximum surrender charge is shown on the policy’s data page. For VUL 2000, VUL Provider, VUL Accumulator and SVUL Accumulator the maximum surrender charge is the lesser of 50% of total premium payments or a percentage of the surrender charge premium. This percentage is based on the policy year in which the surrender or decrease in face amount takes place.

Initially for VUL 2000 (Series 2)**policies, the maximum surrender charge is the lesser of 50% of total premium paid less the monthly contract charge incurred during the first three policy years or 100% of the surrender charge premium. Beginning in year four, the maximum surrender charge is the lesser of 50% of total premium payments less the sum of all monthly contract charges incurred in the first three policy years (which will never exceed $636) or a specified percentage of the surrender charge premium, which declines each policy year from 93% in the fourth year to 0% in year sixteen and later.

For SVUL policies, the surrender charge is deducted during the first 15 policy years if the younger insured is less than age 85 at the time the policy was issued. If the younger insured is age 85 or older at the time of issue, the charge is deducted during the first 8 policy years. The maximum surrender charge on SVUL policies varies based on the policy’s target premium, age of the younger insured and year of surrender. The target premium is shown on the policy data page.

For SPVUL policies, the surrender charge is deducted during the first 9 policy years. This charge is equal to a percentage of the cash value of the policy minus any withdrawal taken using the surrender charge free window, or the initial single premium minus any partial withdrawals for which the surrender charge was assessed. The applicable surrender charge percentage is based on the amount of time elapsed from the date the initial single premium was accepted to the effective date of the surrender or partial withdrawal. For Series 1 and 2 the surrender charge percentage declines each policy year from 9% in the first year to 0% in year ten and later. For Series 3, the percentage declines each year from 7.5% in the first year to 0% in year 10 and after.

For Legacy Creator SPVUL, the surrender charge is deducted during the first 9 policy years. The surrender charge is assessed on the amount of the cash value withdrawn in any policy year that is in excess of the surrender charge free window. The surrender charge free window is the greater of 10% of the policy cash value (minus any partial withdrawals already taken in that year) or 100% of the policy gain. The surrender charge percentage declines each policy year from 7.50% in the first year to 0% in year 10 and later.

NOTE 4—Distribution of Net Income:

V

UL Separate Account-I does not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits or transfers) in excess of the net premium payments.

**	Series 2 VUL 2000, SPVUL, and SVUL designates policies issued on and after May 10, 2002 where approved.

Notes to Financial Statements (Continued)

NOTE 5—Unit Transactions (in 000’s):

T

he changes in units outstanding for the years ended December 31, 2011 and 2010 were as follows:

	MainStay VP Balanced— Initial Class		MainStay VP Bond— Initial Class		MainStay VP Cash Management
	2011	2010	2011	2010	2011(b)	2010

Group 1 Policies
Units issued	23	23	43	80	4,733	4,554
Units redeemed	(31)	(28)	(53)	(70)	(5,240)	(5,893)

Net increase (decrease)	(8)	(5)	(10)	10	(507)	(1,339)

Group 2 Policies
Units issued	16	12	56	79	4,401	3,414
Units redeemed	(19)	(17)	(128)	(81)	(4,423)	(4,298)

Net increase (decrease)	(3)	(5)	(72)	(2)	(22)	(884)

Group 3 Policies
Units issued	—	—	7	16	4,103	2,267
Units redeemed	—	—	(7)	(30)	(6,038)	(7,741)

Net increase (decrease)	—	—	—	(14)	(1,935)	(5,474)

Group 4 Policies
Units issued	25	28	102	134	7,070	6,637
Units redeemed	(41)	(26)	(66)	(94)	(6,696)	(6,428)

Net increase (decrease)	(16)	2	36	40	374	209

Group 5 Policies
Units issued	—	—	—	—	50	—
Units redeemed	—	—	—	—	(19)	—

Net increase (decrease)	—	—	—	—	31	—

Not all investment divisions are available under all policies.

(b)	For Group 5 Policies, represents the period February 14, 2011 (Commencement of Investments) through December 31, 2011.

NYLIAC VUL Separate Account-I

MainStay VP Common Stock— Initial Class		MainStay VP Conservative Allocation— Initial Class		MainStay VP Convertible— Initial Class		MainStay VP Floating Rate— Initial Class		MainStay VP Government— Initial Class
2011	2010	2011	2010	2011	2010	2011	2010	2011	2010

10	14	153	90	21	32	104	75	36	47
(157)	(216)	(81)	(96)	(54)	(50)	(52)	(76)	(52)	(61)

(147)	(202)	72	(6)	(33)	(18)	52	(1)	(16)	(14)

14	22	28	55	37	25	42	73	56	40
(197)	(253)	(21)	(35)	(124)	(108)	(71)	(30)	(60)	(61)

(183)	(231)	7	20	(87)	(83)	(29)	43	(4)	(21)

4	11	—	—	7	8	11	10	2	7
(16)	(8)	—	—	(3)	(8)	(13)	(13)	(4)	(15)

(12)	3	—	—	4	—	(2)	(3)	(2)	(8)

28	56	88	69	60	55	133	123	26	123
(48)	(55)	(77)	(43)	(53)	(54)	(112)	(81)	(126)	(91)

(20)	1	11	26	7	1	21	42	(100)	32

—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—	—	—

Notes to Financial Statements (Continued)

NOTE 5—Unit Transactions (in 000’s) (Continued):

	MainStay VP Growth Allocation— Initial Class		MainStay VP Growth Equity— Initial Class		MainStay VP High Yield Corporate Bond— Initial Class
	2011	2010	2011	2010	2011(b)	2010

Group 1 Policies
Units issued	56	115	17	34	57	52
Units redeemed	(245)	(121)	(449)	(504)	(144)	(168)

Net increase (decrease)	(189)	(6)	(432)	(470)	(87)	(116)

Group 2 Policies
Units issued	68	58	41	49	40	87
Units redeemed	(83)	(39)	(491)	(469)	(208)	(133)

Net increase (decrease)	(15)	19	(450)	(420)	(168)	(46)

Group 3 Policies
Units issued	—	—	16	5	26	46
Units redeemed	—	—	(2)	(16)	(23)	(30)

Net increase (decrease)	—	—	14	(11)	3	16

Group 4 Policies
Units issued	181	234	26	41	138	153
Units redeemed	(211)	(66)	(54)	(61)	(127)	(135)

Net increase (decrease)	(30)	168	(28)	(20)	11	18

Group 5 Policies
Units issued	—	—	—	—	1	—
Units redeemed	—	—	—	—	—	—

Net increase (decrease)	—	—	—	—	1	—

Not all investment divisions are available under all policies.

(b)	For Group 5 Policies, represents the period February 14, 2011 (Commencement of Investments) through December 31, 2011.

NYLIAC VUL Separate Account-I

MainStay VP ICAP Select Equity— Initial Class		MainStay VP Income Builder— Initial Class		MainStay VP International Equity— Initial Class		MainStay VP Large Cap Growth— Initial Class		MainStay VP Mid Cap Core— Initial Class
2011(b)	2010	2011	2010	2011(b)	2010	2011(b)	2010	2011	2010

60	64	12	13	33	27	109	160	26	40
(299)	(449)	(113)	(147)	(86)	(119)	(100)	(128)	(97)	(176)

(239)	(385)	(101)	(134)	(53)	(92)	9	32	(71)	(136)

82	43	21	16	29	34	56	106	21	45
(221)	(305)	(99)	(100)	(83)	(140)	(129)	(145)	(118)	(138)

(139)	(262)	(78)	(84)	(54)	(106)	(73)	(39)	(97)	(93)

9	23	3	2	—	—	15	25	—	—
(8)	(24)	(1)	(2)	—	—	(13)	(8)	—	—

1	(1)	2	—	—	—	2	17	—	—

114	154	24	23	80	95	140	119	75	115
(122)	(127)	(26)	(20)	(83)	(70)	(53)	(63)	(87)	(111)

(8)	27	(2)	3	(3)	25	87	56	(12)	4

—	—	—	—	3	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—

—	—	—	—	3	—	—	—	—	—

Notes to Financial Statements (Continued)

NOTE 5—Unit Transactions (in 000’s) (Continued):

	MainStay VP Moderate Allocation— Initial Class		MainStay VP Moderate Growth Allocation— Initial Class		MainStay VP S&P 500 Index— Initial Class
	2011	2010	2011	2010	2011	2010

Group 1 Policies
Units issued	77	171	72	159	20	27
Units redeemed	(74)	(107)	(78)	(109)	(311)	(351)

Net increase (decrease)	3	64	(6)	50	(291)	(324)

Group 2 Policies
Units issued	56	94	51	88	42	93
Units redeemed	(73)	(66)	(48)	(93)	(607)	(702)

Net increase (decrease)	(17)	28	3	(5)	(565)	(609)

Group 3 Policies
Units issued	—	—	—	—	25	26
Units redeemed	—	—	—	—	(54)	(31)

Net increase (decrease)	—	—	—	—	(29)	(5)

Group 4 Policies
Units issued	120	203	197	233	125	139
Units redeemed	(177)	(95)	(164)	(31)	(189)	(177)

Net increase (decrease)	(57)	108	33	202	(64)	(38)

Group 5 Policies
Units issued	—	—	—	—	—	—
Units redeemed	—	—	—	—	—	—

Net increase (decrease)	—	—	—	—	—	—

Not all investment divisions are available under all policies.

(b)	For Group 5 Policies, represents the period February 14, 2011 (Commencement of Investments) through December 31, 2011.

NYLIAC VUL Separate Account-I

MainStay VP U.S. Small Cap— Initial Class		Alger Capital Appreciation Portfolio— Class I-2 Shares		Alger Small Cap Growth Portfolio— Class I-2 Shares		AllianceBernstein VPS Small/ Mid Cap Value Portfolio— Class A Shares		AllianceBernstein VPS International Value Portfolio— Class A Shares
2011	2010	2011(b)	2010	2011	2010	2011	2010	2011(b)

30	29	—	—	12	10	27	55	—
(37)	(56)	—	—	(127)	(144)	(22)	(23)	—

(7)	(27)	—	—	(115)	(134)	5	32	—

22	45	—	—	11	7	30	64	—
(46)	(63)	—	—	(157)	(163)	(27)	(27)	—

(24)	(18)	—	—	(146)	(156)	3	37	—

—	—	8	8	3	5	—	—	—
—	—	(2)	(4)	(5)	(5)	—	—	—

—	—	6	4	(2)	—	—	—	—

43	48	—	—	8	13	63	127	—
(53)	(52)	—	—	(44)	(37)	(23)	(72)	—

(10)	(4)	—	—	(36)	(24)	40	55	—

—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—	—

Notes to Financial Statements (Continued)

NOTE 5—Unit Transactions (in 000’s) (Continued):

	American Century® VP Inflation Protection— Class II		American Century® VP International— Class II		American Century® VP Value— Class II
	2011(b)	2010	2011	2010	2011	2010

Group 1 Policies
Units issued	—	—	—	—	—	—
Units redeemed	—	—	—	—	—	—

Net increase (decrease)	—	—	—	—	—	—

Group 2 Policies
Units issued	—	—	—	—	—	—
Units redeemed	—	—	—	—	—	—

Net increase (decrease)	—	—	—	—	—	—

Group 3 Policies
Units issued	—	9	5	22	5	15
Units redeemed	(1)	(5)	(13)	(17)	(3)	(12)

Net increase (decrease)	(1)	4	(8)	5	2	3

Group 4 Policies
Units issued	—	—	—	—	—	—
Units redeemed	—	—	—	—	—	—

Net increase (decrease)	—	—	—	—	—	—

Group 5 Policies
Units issued	2	—	—	—	—	—
Units redeemed	—	—	—	—	—	—

Net increase (decrease)	2	—	—	—	—	—

Not all investment divisions are available under all policies.

(b)	For Group 5 Policies, represents the period February 14, 2011 (Commencement of Investments) through December 31, 2011.

NYLIAC VUL Separate Account-I

Calvert VP SRI Balanced Portfolio		Delaware VIP Diversified Income Series— Standard Class	Delaware VIP Emerging Markets Series— Standard Class	Delaware VIP International Value Equity Series— Standard Class	Delaware VIP Small Cap Value Series— Standard Class
2011	2010	2011(b)	2011(b)	2011(b)	2011(b)

8	6	—	—	—	—
(21)	(8)	—	—	—	—

(13)	(2)	—	—	—	—

7	6	—	—	—	—
(15)	(17)	—	—	—	—

(8)	(11)	—	—	—	—

—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	—	—	—

12	10	—	—	—	—
(6)	(7)	—	—	—	—

6	3	—	—	—	—

—	—	8	2	—	—
—	—	—	—	—	—

—	—	8	2	—	—

Notes to Financial Statements (Continued)

NOTE 5—Unit Transactions (in 000’s) (Continued):

	Delaware VIP Value Series— Standard Class	Dreyfus IP Technology Growth— Initial Shares		Dreyfus VIF Opportunistic Small Cap— Initial Shares
	2011(b)	2011	2010	2011	2010

Group 1 Policies
Units issued	—	29	51	—	—
Units redeemed	—	(55)	(46)	—	—

Net increase (decrease)	—	(26)	5	—	—

Group 2 Policies
Units issued	—	39	36	—	—
Units redeemed	—	(54)	(46)	—	—

Net increase (decrease)	—	(15)	(10)	—	—

Group 3 Policies
Units issued	—	3	7	9	19
Units redeemed	—	(4)	(6)	(27)	(14)

Net increase (decrease)	—	(1)	1	(18)	5

Group 4 Policies
Units issued	—	117	122	—	—
Units redeemed	—	(131)	(54)	—	—

Net increase (decrease)	—	(14)	68	—	—

Group 5 Policies
Units issued	5	—	—	—	—
Units redeemed	—	—	—	—	—

Net increase (decrease)	5	—	—	—	—

Not all investment divisions are available under all policies.

(b)	For Group 5 Policies, represents the period February 14, 2011 (Commencement of Investments) through December 31, 2011.

NYLIAC VUL Separate Account-I

DWS Dreman Small Mid Cap Value VIP— Class A Shares		DWS Small Cap Index VIP— Class A Shares	Fidelity® VIP Contrafund®— Initial Class		Fidelity® VIP Equity- Income— Initial Class		Fidelity® VIP Growth— Initial Class
2011	2010	2011(b)	2011(b)	2010	2011(b)	2010	2011	2010

21	31	—	19	21	48	34	—	—
(14)	(19)	—	(227)	(372)	(120)	(143)	—	—

7	12	—	(208)	(351)	(72)	(109)	—	—

22	11	—	60	54	37	28	—	—
(13)	(9)	—	(275)	(332)	(132)	(148)	—	—

9	2	—	(215)	(278)	(95)	(120)	—	—

—	—	—	95	175	23	24	14	8
—	—	—	(69)	(36)	(78)	(28)	(20)	(16)

—	—	—	26	139	(55)	(4)	(6)	(8)

40	61	—	112	147	61	82	—	—
(13)	(54)	—	(118)	(75)	(80)	(54)	—	—

27	7	—	(6)	72	(19)	28	—	—

—	—	2	2	—	—	—	—	—
—	—	—	—	—	—	—	—	—

—	—	2	2	—	—	—	—	—

Notes to Financial Statements (Continued)

NOTE 5—Unit Transactions (in 000’s) (Continued):

	Fidelity® VIP Index 500— Initial Class		Fidelity® VIP Investment Grade Bond— Initial Class		Fidelity® VIP Mid Cap— Initial Class
	2011(b)	2010	2011(b)	2010	2011(b)	2010

Group 1 Policies
Units issued	—	—	—	—	—	—
Units redeemed	—	—	—	—	—	—

Net increase (decrease)	—	—	—	—	—	—

Group 2 Policies
Units issued	—	—	—	—	—	—
Units redeemed	—	—	—	—	—	—

Net increase (decrease)	—	—	—	—	—	—

Group 3 Policies
Units issued	42	83	2	11	11	23
Units redeemed	(15)	(17)	(7)	(17)	(28)	(8)

Net increase (decrease)	27	66	(5)	(6)	(17)	15

Group 4 Policies
Units issued	—	—	—	—	—	—
Units redeemed	—	—	—	—	—	—

Net increase (decrease)	—	—	—	—	—	—

Group 5 Policies
Units issued	3	—	11	—	3	—
Units redeemed	—	—	—	—	—	—

Net increase (decrease)	3	—	11	—	3	—

Not all investment divisions are available under all policies.

(b)	For Group 5 Policies, represents the period February 14, 2011 (Commencement of Investments) through December 31, 2011.

NYLIAC VUL Separate Account-I

Fidelity® VIP Overseas— Initial Class		Invesco V.I. Global Real Estate Fund— Series I Shares	Invesco V.I. International Growth Fund— Series I Shares		Invesco Van Kampen V.I. Mid Cap Value Fund— Series I Shares	Janus Aspen Balanced Portfolio— Institutional Shares
2011(b)	2010	2011(b)	2011	2010	2011(b)	2011	2010

—	—	—	25	26	—	29	21
—	—	—	(8)	(18)	—	(122)	(125)

—	—	—	17	8	—	(93)	(104)

—	—	—	27	30	—	26	24
—	—	—	(15)	(38)	—	(339)	(385)

—	—	—	12	(8)	—	(313)	(361)

32	75	—	—	—	—	20	19
(55)	(12)	—	—	—	—	(7)	(20)

(23)	63	—	—	—	—	13	(1)

—	—	—	86	60	—	52	58
—	—	—	(9)	(7)	—	(90)	(60)

—	—	—	77	53	—	(38)	(2)

				—
—	—	1	—	—	3	—	—
—	—	—	—	—	—	—	—

—	—	1	—	—	3	—	—

Notes to Financial Statements (Continued)

NOTE 5—Unit Transactions (in 000’s) (Continued):

	Janus Aspen Enterprise Portfolio— Institutional Shares		Janus Aspen Forty Portfolio— Institutional Shares	Janus Aspen Worldwide Portfolio— Institutional Shares
	2011(b)	2010	2011(b)	2011	2010

Group 1 Policies
Units issued	—	—	—	61	60
Units redeemed	—	—	—	(224)	(308)

Net increase (decrease)	—	—	—	(163)	(248)

Group 2 Policies
Units issued	—	—	—	53	33
Units redeemed	—	—	—	(389)	(371)

Net increase (decrease)	—	—	—	(336)	(338)

Group 3 Policies
Units issued	8	8	—	10	29
Units redeemed	(2)	(14)	—	(6)	(24)

Net increase (decrease)	6	(6)	—	4	5

Group 4 Policies
Units issued	—	—	—	52	61
Units redeemed	—	—	—	(46)	(46)

Net increase (decrease)	—	—	—	6	15

Group 5 Policies
Units issued	5	—	1	—	—
Units redeemed	—	—	—	—	—

Net increase (decrease)	5	—	1	—	—

Not all investment divisions are available under all policies.

(b)	For Group 5 Policies, represents the period February 14, 2011 (Commencement of Investments) through December 31, 2011.

NYLIAC VUL Separate Account-I

LVIP Baron Growth Opportunities Fund— Service Class	MFS® Investors Trust Series— Initial Class		MFS® New Discovery Series— Initial Class		MFS® Research Series— Initial Class		MFS® Utilities Series— Initial Class
2011(b)	2011	2010	2011(b)	2010	2011	2010	2011	2010

—	—	—	—	—	—	—	123	103
—	—	—	—	—	—	—	(39)	(26)

—	—	—	—	—	—	—	84	77

—	—	—	—	—	—	—	114	70
—	—	—	—	—	—	—	(28)	(27)

—	—	—	—	—	—	—	86	43

—	1	6	7	29	—	4	12	13
—	(1)	(6)	(18)	(15)	(2)	(3)	(10)	(7)

—	—	—	(11)	14	(2)	1	2	6

—	—	—	—	—	—	—	322	191
—	—	—	—	—	—	—	(158)	(21)

—	—	—	—	—	—	—	164	170

—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—	—

Notes to Financial Statements (Continued)

NOTE 5—Unit Transactions (in 000’s) (Continued):

	MFS® Value Series— Initial Class	MFS® VIT II International Value Portfolio	Neuberger Berman AMT Mid-Cap Growth Portfolio— Class I Shares
	2011(b)	2011(b)	2011(b)	2010

Group 1 Policies
Units issued	—	—	—	—
Units redeemed	—	—	—	—

Net increase (decrease)	—	—	—	—

Group 2 Policies
Units issued	—	—	—	—
Units redeemed	—	—	—	—

Net increase (decrease)	—	—	—	—

Group 3 Policies
Units issued	—	—	5	4
Units redeemed	—	—	(2)	(2)

Net increase (decrease)	—	—	3	2

Group 4 Policies
Units issued	—	—	—	—
Units redeemed	—	—	—	—

Net increase (decrease)	—	—	—	—

Group 5 Policies
Units issued	—	2	—	—
Units redeemed	—	—	—	—

Net increase (decrease)	—	2	—	—

Not all investment divisions are available under all policies.

(a)	For Group 1, 2 and 4 Policies, represents the period May 1, 2010 (Commencement of Investments) through December 31, 2010.

(b)	For Group 5 Policies, represents the period February 14, 2011 (Commencement of Investments) through December 31, 2011.

NYLIAC VUL Separate Account-I

PIMCO Global Bond— Administrative Class Shares		PIMCO Low Duration— Administrative Class Shares		PIMCO Real Return— Administrative Class Shares		PIMCO Total Return— Administrative Class Shares		Royce Micro-Cap Portfolio— Investment Class
2011	2010	2011	2010	2011	2010(a)	2011(b)	2010	2011	2010

—	—	—	—	115	81	—	—	53	45
—	—	—	—	(18)	(15)	—	—	(59)	(30)

—	—	—	—	97	66	—	—	(6)	15

—	—	—	—	125	75	—	—	44	33
—	—	—	—	(55)	(5)	—	—	(36)	(35)

—	—	—	—	70	70	—	—	8	(2)

1	12	6	1	3	33	17	68	—	—
(3)	(7)	(21)	(9)	(5)	(7)	(6)	(34)	—	—

(2)	5	(15)	(8)	(2)	26	11	34	—	—

—	—	—	—	278	109	—	—	100	110
—	—	—	—	(126)	(10)	—	—	(48)	(36)

—	—	—	—	152	99	—	—	52	74

—	—	—	—	—	—	15	—	—	—
—	—	—	—	—	—	—	—	—	—

—	—	—	—	—	—	15	—	—	—

Notes to Financial Statements (Continued)

NOTE 5—Unit Transactions (in 000’s) (Continued):

	Royce Small-Cap Portfolio— Investment Class		T. Rowe Price Blue Chip Growth Portfolio	T. Rowe Price Equity Income Portfolio
	2011(b)	2010	2011(b)	2011(b)	2010

Group 1 Policies
Units issued	66	77	—	32	79
Units redeemed	(66)	(42)	—	(107)	(154)

Net increase (decrease)	—	35	—	(75)	(75)

Group 2 Policies
Units issued	34	38	—	41	56
Units redeemed	(33)	(21)	—	(144)	(136)

Net increase (decrease)	1	17	—	(103)	(80)

Group 3 Policies
Units issued	—	—	—	29	33
Units redeemed	—	—	—	(34)	(15)

Net increase (decrease)	—	—	—	(5)	18

Group 4 Policies
Units issued	65	83	—	92	95
Units redeemed	(41)	(26)	—	(117)	(76)

Net increase (decrease)	24	57	—	(25)	19

Group 5 Policies
Units issued	1	—	2	—	—
Units redeemed	—	—	—	—	—

Net increase (decrease)	1	—	2	—	—

Not all investment divisions are available under all policies.

(b)	For Group 5 Policies, represents the period February 14, 2011 (Commencement of Investments) through December 31, 2011.

NYLIAC VUL Separate Account-I

T.Rowe Price International Stock Portfolio	T. Rowe Price Limited-Term Bond Portfolio		T.Rowe Price New America Growth Portfolio	The Merger Fund VL	UIF Emerging Markets Debt Portfolio— Class I
2011(b)	2011(b)	2010	2011(b)	2011(b)	2011	2010

—	—	—	—	—	—	—
—	—	—	—	—	—	—

—	—	—	—	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—

—	—	—	—	—	—	—

—	9	12	—	—	15	7
—	(14)	(10)	—	—	(3)	(6)

—	(5)	2	—	—	12	1

—	—	—	—	—	—	—
—	—	—	—	—	—	—

—	—	—	—	—	—	—

—	7	—	—	4	—	—
—	—	—	—	—	—	—

—	7	—	—	4	—	—

Notes to Financial Statements (Continued)

NOTE 5—Unit Transactions (in 000’s) (Continued):

	UIF Emerging Markets Equity Portfolio— Class I		UIF U.S. Real Estate Portfolio— Class I		Van Eck VIP Global Hard Assets— Initial Class
	2011(b)	2010	2011(b)	2010	2011(b)	2010

Group 1 Policies
Units issued	22	31	85	150	55	95
Units redeemed	(100)	(101)	(58)	(18)	(104)	(121)

Net increase (decrease)	(78)	(70)	27	132	(49)	(26)

Group 2 Policies
Units issued	24	33	50	87	68	54
Units redeemed	(114)	(89)	(28)	(33)	(66)	(78)

Net increase (decrease)	(90)	(56)	22	54	2	(24)

Group 3 Policies
Units issued	9	20	7	14	9	9
Units redeemed	(11)	(7)	(7)	(7)	(17)	(3)

Net increase (decrease)	(2)	13	—	7	(8)	6

Group 4 Policies
Units issued	35	61	123	366	202	164
Units redeemed	(51)	(55)	(65)	(238)	(134)	(100)

Net increase (decrease)	(16)	6	58	128	68	64

Group 5 Policies
Units issued	—	—	—	—	3	—
Units redeemed	—	—	—	—	—	—

Net increase (decrease)	—	—	—	—	3	—

Not all investment divisions are available under all policies.

(b)	For Group 5 Policies, represents the period February 14, 2011 (Commencement of Investments) through December 31, 2011.

NYLIAC VUL Separate Account-I

Van Eck VIP Multi-Manager Alternatives— Initial Class		Victory VIF Diversified Stock Fund—Class A Shares
2011(b)	2010	2011(b)

—	—	—
—	—	—

—	—	—

—	—	—
—	—	—

—	—	—

4	17	—
(16)	(10)	—

(12)	7	—

—	—	—
—	—	—

—	—	—

6	—	3
—	—	—

6	—	3

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Net Assets and Units Outstanding in 000’s):

T

he following table presents financial highlights for each Investment Division as of December 31, 2011, 2010, 2009, 2008 and 2007:

	MainStay VP Balanced— Initial Class
	2011	2010	2009	2008		2007

Group 1 Policies (a)
Net Assets	$2,845	$2,881	$2,605	$2,397		$3,477
Units Outstanding	229	237	242	272		294
Variable Accumulation Unit Value	$12.41	$12.16	$10.78	$8.82		$11.82
Total Return	2.1%	12.8%	22.2%	(25.4%	)	2.1%
Investment Income Ratio	1.5%	1.4%	3.2%	—		1.9%
Group 2 Policies (b)
Net Assets	$1,417	$1,428	$1,318	$1,232		$1,922
Units Outstanding	113	116	121	139		162
Variable Accumulation Unit Value	$12.58	$12.30	$10.88	$8.89		$11.89
Total Return	2.3%	13.1%	22.5%	(25.2%	)	2.3%
Investment Income Ratio	1.6%	1.4%	3.1%	—		2.4%
Group 3 Policies (c)
Net Assets	$—	$—	$—	$—		$—
Units Outstanding	—	—	—	—		—
Variable Accumulation Unit Value	$—	$—	$—	$—		$—
Total Return	—	—	—	—		—
Investment Income Ratio	—	—	—	—		—
Group 4 Policies (d)
Net Assets	$5,230	$5,289	$4,632	$3,601		$4,525
Units Outstanding	402	418	416	398		375
Variable Accumulation Unit Value	$13.01	$12.66	$11.14	$9.05		$12.05
Total Return	2.8%	13.6%	23.1%	(24.9%	)	2.8%
Investment Income Ratio	1.6%	1.5%	3.2%	—		2.6%
Group 5 Policies (e)
Net Assets	$—	$—	$—	$—		$—
Units Outstanding	—	—	—	—		—
Variable Accumulation Unit Value	$—	$—	$—	$—		$—
Total Return	—	—	—	—		—
Investment Income Ratio	—	—	—	—		—

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a)	Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(b)	Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(c)	Expenses as a percent of net assets range from 0.25% to 0.55%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(d)	Expenses as a percent of net assets range from .05% to 0.70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(e)	Expenses as a percent of net assets range from 0.25% to 0.75%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

NYLIAC VUL Separate Account-I

MainStay VP Bond—Initial Class					MainStay VP Cash Management
2011	2010	2009	2008	2007	2011		2010		2009		2008	2007

$16,677	$15,906	$14,631	$13,446	$13,105	$14,076		$14,969		$17,230		$19,578	$15,062
631	641	631	620	623	9,119		9,626		10,965		12,062	9,719
$26.44	$24.83	$23.19	$21.67	$21.03	$1.54		$1.55		$1.57		$1.58	$1.55
6.5%	7.1%	7.0%	3.0%	5.8%	(0.7%	)	(0.7%	)	(0.6%	)	1.5%	4.1%
3.2%	3.1%	4.7%	4.3%	3.7%	—		—		—		2.1%	4.7%

$11,353	$11,975	$11,198	$10,728	$10,731	$14,210		$14,298		$15,480		$18,204	$11,840
572	644	646	664	686	11,434		11,456		12,340		14,447	9,549
$19.83	$18.58	$17.32	$16.15	$15.65	$1.24		$1.25		$1.25		$1.26	$1.24
6.7%	7.3%	7.2%	3.2%	6.0%	(0.5%	)	(0.5%	)	(0.4%	)	1.7%	4.3%
3.2%	3.1%	4.7%	4.3%	3.6%	—		—		—		2.1%	4.7%

$2,104	$1,963	$2,043	$1,300	$1,170	$8,682		$11,005		$17,580		$23,952	$13,676
120	120	134	92	86	7,227		9,162		14,636		19,944	11,638
$17.59	$16.40	$15.21	$14.11	$13.60	$1.20		$1.20		$1.20		$1.20	$1.18
7.2%	7.8%	7.8%	3.7%	6.5%	0.0%		0.0%		0.0%		2.2%	4.8%
3.2%	3.0%	5.0%	4.6%	4.4%	—		—		—		2.0%	4.5%

$10,106	$8,842	$7,610	$6,760	$5,345	$17,269		$16,850		$16,600		$19,750	$9,963
589	553	513	495	402	14,659		14,285		14,076		16,778	8,603
$17.15	$15.99	$14.83	$13.76	$13.27	$1.18		$1.18		$1.18		$1.18	$1.15
7.2%	7.8%	7.8%	3.7%	6.5%	0.0%		0.0%		0.0%		2.2%	4.8%
3.2%	3.2%	4.6%	4.6%	3.7%	—		—		—		1.9%	4.6%

$—	$—	$—	$—	$—	$31		$—		$—		$—	$—
—	—	—	—	—	31		—		—		—	—
$—	$—	$—	$—	$—	$1.00		$—		$—		$—	$—
—	—	—	—	—	0.0%		—		—		—	—
—	—	—	—	—	—		—		—		—	—

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Net Assets and Units Outstanding in 000’s) (Continued):

	MainStay VP Common Stock—Initial Class
	2011	2010	2009	2008		2007

Group 1 Policies (a)
Net Assets	$41,522	$45,544	$46,181	$41,295		$70,276
Units Outstanding	1,376	1,523	1,725	1,875		2,017
Variable Accumulation Unit Value	$30.18	$29.92	$26.76	$22.02		$34.85
Total Return	0.9%	11.8%	21.5%	(36.8%	)	4.4%
Investment Income Ratio	1.5%	1.6%	2.1%	1.5%		1.2%
Group 2 Policies (b)
Net Assets	$23,473	$25,318	$24,961	$22,028		$37,367
Units Outstanding	2,038	2,221	2,452	2,635		2,829
Variable Accumulation Unit Value	$11.53	$11.41	$10.18	$8.36		$13.21
Total Return	1.1%	12.0%	21.8%	(36.7%	)	4.6%
Investment Income Ratio	1.5%	1.6%	2.1%	1.5%		1.2%
Group 3 Policies (c)
Net Assets	$677	$801	$687	$706		$880
Units Outstanding	56	68	65	82		65
Variable Accumulation Unit Value	$12.03	$11.85	$10.52	$8.60		$13.51
Total Return	1.6%	12.6%	22.4%	(36.4%	)	5.1%
Investment Income Ratio	1.5%	1.7%	1.9%	1.7%		1.3%
Group 4 Policies (d)
Net Assets	$7,229	$7,381	$6,542	$5,255		$7,761
Units Outstanding	525	545	544	534		502
Variable Accumulation Unit Value	$13.77	$13.55	$12.04	$9.83		$15.46
Total Return	1.6%	12.6%	22.4%	(36.4%	)	5.1%
Investment Income Ratio	1.5%	1.6%	2.1%	1.6%		1.3%
Group 5 Policies (e)
Net Assets	$—	$—	$—	$—		$—
Units Outstanding	—	—	—	—		—
Variable Accumulation Unit Value	$—	$—	$—	$—		$—
Total Return	—	—	—	—		—
Investment Income Ratio	—	—	—	—		—

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a)	Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(b)	Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(c)	Expenses as a percent of net assets range from 0.25% to 0.55%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(d)	Expenses as a percent of net assets range from .05% to 0.70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(e)	Expenses as a percent of net assets range from 0.25% to 0.75%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

NYLIAC VUL Separate Account-I

MainStay VP Conservative Allocation— Initial Class						MainStay VP Convertible—Initial Class
2011	2010	2009	2008		2007	2011		2010	2009	2008		2007

$4,196	$3,211	$2,951	$1,643		$1,264	$10,738		$12,260	$10,892	$7,724		$12,342
327	255	261	177		110	419		452	470	484		503
$12.84	$12.56	$11.29	$9.30		$11.48	$25.64		$27.11	$23.16	$15.97		$24.52
2.2%	11.2%	21.4%	(19.0%	)	6.7%	(5.4%	)	17.0%	45.1%	(34.9%	)	14.1%
2.3%	2.7%	3.1%	0.1%		2.8%	2.3%		2.9%	2.2%	2.1%		2.3%

$1,958	$1,820	$1,409	$817		$416	$16,370		$18,942	$17,527	$12,604		$21,168
152	145	125	87		36	896		983	1,066	1,114		1,221
$12.85	$12.55	$11.26	$9.25		$11.40	$18.27		$19.28	$16.44	$11.31		$17.34
2.4%	11.5%	21.7%	(18.8%	)	7.0%	(5.2%	)	17.3%	45.3%	(34.7%	)	14.3%
2.3%	2.5%	3.1%	0.2%		3.2%	2.3%		2.9%	2.2%	2.1%		2.3%

$—	$—	$—	$—		$—	$690		$679	$578	$433		$481
—	—	—	—		—	40		36	36	40		29
$—	$—	$—	$—		$—	$17.85		$18.74	$15.90	$10.88		$16.60
—	—	—	—		—	(4.7%	)	17.9%	46.1%	(34.4%	)	14.9%
—	—	—	—		—	2.4%		3.0%	2.3%	2.6%		2.5%

$3,318	$3,092	$2,464	$1,523		$961	$12,082		$12,549	$10,631	$6,483		$8,552
251	240	214	161		80	671		664	663	590		510
$13.24	$12.86	$11.48	$9.39		$11.51	$18.01		$18.91	$16.04	$10.98		$16.75
2.9%	12.0%	22.3%	(18.4%	)	7.5%	(4.7%	)	17.9%	46.1%	(34.4%	)	14.9%
2.2%	2.5%	3.3%	0.1%		4.1%	2.3%		2.9%	2.3%	2.4%		2.3%

$—	$—	$—	$—		$—	$—		$—	$—	$—		$—
—	—	—	—		—	—		—	—	—		—
$—	$—	$—	$—		$—	$—		$—	$—	$—		$—
—	—	—	—		—	—		—	—	—		—
—	—	—	—		—	—		—	—	—		—

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Net Assets and Units Outstanding in 000’s) (Continued):

	MainStay VP Floating Rate— Initial Class
	2011	2010	2009	2008		2007

Group 1 Policies (a)
Net Assets	$3,592	$2,934	$2,732	$1,458		$2,345
Units Outstanding	298	246	247	175		216
Variable Accumulation Unit Value	$12.07	$11.89	$11.08	$8.35		$10.89
Total Return	1.5%	7.4%	32.7%	(23.3%	)	1.8%
Investment Income Ratio	4.3%	4.0%	3.7%	5.3%		6.6%
Group 2 Policies (b)
Net Assets	$2,474	$2,783	$2,101	$1,238		$1,619
Units Outstanding	202	231	188	147		148
Variable Accumulation Unit Value	$12.23	$12.03	$11.18	$8.41		$10.95
Total Return	1.7%	7.6%	32.9%	(23.2%	)	2.0%
Investment Income Ratio	4.3%	4.0%	3.7%	5.3%		6.5%
Group 3 Policies (c)
Net Assets	$1,689	$1,677	$1,589	$877		$1,000
Units Outstanding	140	142	145	107		94
Variable Accumulation Unit Value	$12.09	$11.83	$10.94	$8.19		$10.61
Total Return	2.2%	8.1%	33.6%	(22.8%	)	2.6%
Investment Income Ratio	4.3%	4.0%	3.6%	5.3%		6.5%
Group 4 Policies (d)
Net Assets	$5,755	$5,376	$4,488	$2,249		$2,827
Units Outstanding	455	434	392	262		255
Variable Accumulation Unit Value	$12.65	$12.37	$11.45	$8.57		$11.10
Total Return	2.2%	8.1%	33.6%	(22.8%	)	2.6%
Investment Income Ratio	4.3%	4.0%	3.6%	5.3%		6.5%
Group 5 Policies (e)
Net Assets	$—	$—	$—	$—		$—
Units Outstanding	—	—	—	—		—
Variable Accumulation Unit Value	$—	$—	$—	$—		$—
Total Return	—	—	—	—		—
Investment Income Ratio	—	—	—	—		—

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a)	Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(b)	Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(c)	Expenses as a percent of net assets range from 0.25% to 0.55%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(d)	Expenses as a percent of net assets range from .05% to 0.70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(e)	Expenses as a percent of net assets range from 0.25% to 0.75%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

NYLIAC VUL Separate Account-I

MainStay VP Government—Initial Class					MainStay VP Growth Allocation— Initial Class
2011	2010	2009	2008	2007	2011		2010	2009	2008		2007

$9,762	$9,654	$9,527	$10,112	$8,394	$6,444		$8,753	$7,729	$5,332		$6,400
411	427	441	472	428	605		794	800	702		521
$23.77	$22.58	$21.59	$21.39	$19.62	$10.66		$11.03	$9.65	$7.59		$12.25
5.2%	4.6%	0.9%	9.0%	5.9%	(3.3%	)	14.2%	27.1%	(38.0%	)	9.6%
3.4%	3.2%	3.6%	3.2%	4.9%	0.8%		1.2%	2.4%	0.7%		1.5%

$6,726	$6,458	$6,506	$7,349	$6,014	$4,926		$5,249	$4,407	$3,085		$3,803
363	367	388	443	396	464		479	460	411		315
$18.54	$17.58	$16.77	$16.59	$15.19	$10.62		$10.96	$9.58	$7.52		$12.10
5.5%	4.8%	1.1%	9.3%	6.2%	(3.1%	)	14.5%	27.4%	(37.9%	)	9.9%
3.3%	3.1%	3.6%	3.1%	4.9%	0.9%		1.2%	2.4%	0.7%		1.3%

$535	$541	$628	$557	$414	$—		$—	$—	$—		$—
33	35	43	39	32	—		—	—	—		—
$16.21	$15.30	$14.52	$14.29	$13.01	$—		$—	$—	$—		$—
6.0%	5.4%	1.6%	9.8%	6.7%	—		—	—	—		—
3.3%	2.9%	3.5%	4.2%	4.9%	—		—	—	—		—

$5,937	$7,101	$6,290	$6,605	$4,028	$15,632		$16,382	$12,630	$7,277		$6,916
373	473	441	475	312	1,430		1,460	1,292	968		565
$15.90	$15.01	$14.24	$14.02	$12.77	$10.93		$11.23	$9.76	$7.63		$12.22
6.0%	5.4%	1.6%	9.8%	6.7%	(2.6%	)	15.0%	28.0%	(37.6%	)	10.4%
3.2%	3.2%	3.4%	3.4%	4.9%	0.9%		1.2%	2.5%	0.8%		1.6%

$—	$—	$—	$—	$—	$—		$—	$—	$—		$—
—	—	—	—	—	—		—	—	—		—
$—	$—	$—	$—	$—	$—		$—	$—	$—		$—
—	—	—	—	—	—		—	—	—		—
—	—	—	—	—	—		—	—	—		—

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Net Assets and Units Outstanding in 000’s) (Continued):

	MainStay VP Growth Equity—Initial Class
	2011		2010	2009	2008		2007

Group 1 Policies (a)
Net Assets	$109,192		$120,972	$117,880	$94,367		$168,430
Units Outstanding	5,064		5,496	5,966	6,370		6,895
Variable Accumulation Unit Value	$21.56		$22.02	$19.76	$14.83		$24.43
Total Return	(2.1%	)	11.4%	33.2%	(39.3%	)	11.6%
Investment Income Ratio	0.5%		0.5%	0.6%	0.6%		0.1%
Group 2 Policies (b)
Net Assets	$40,673		$45,244	$43,695	$34,846		$60,491
Units Outstanding	4,921		5,371	5,791	6,165		6,509
Variable Accumulation Unit Value	$8.27		$8.43	$7.55	$5.65		$9.29
Total Return	(1.9%	)	11.6%	33.5%	(39.2%	)	11.8%
Investment Income Ratio	0.5%		0.5%	0.6%	0.6%		0.1%
Group 3 Policies (c)
Net Assets	$621		$479	$535	$399		$462
Units Outstanding	57		43	54	54		39
Variable Accumulation Unit Value	$10.88		$11.04	$9.83	$7.33		$11.99
Total Return	(1.4%	)	12.2%	34.2%	(38.9%	)	12.4%
Investment Income Ratio	0.5%		0.5%	0.6%	0.8%		0.4%
Group 4 Policies (d)
Net Assets	$7,259		$7,718	$7,093	$5,164		$8,000
Units Outstanding	595		623	643	628		594
Variable Accumulation Unit Value	$12.21		$12.38	$11.04	$8.22		$13.45
Total Return	(1.4%	)	12.2%	34.2%	(38.9%	)	12.4%
Investment Income Ratio	0.5%		0.5%	0.6%	0.6%		0.1%
Group 5 Policies (e)
Net Assets	$—		$—	$—	$—		$—
Units Outstanding	—		—	—	—		—
Variable Accumulation Unit Value	$—		$—	$—	$—		$—
Total Return	—		—	—	—		—
Investment Income Ratio	—		—	—	—		—

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a)	Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b)	Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(c)	Expenses as a percent of net assets range from 0.25% to 0.55%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(d)	Expenses as a percent of net assets range from .05% to 0.70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(e)	Expenses as a percent of net assets range from 0.25% to 0.75%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

NYLIAC VUL Separate Account-I

MainStay VP High Yield Corporate Bond—Initial Class						MainStay VP ICAP Select Equity—Initial Class
2011	2010	2009	2008		2007	2011		2010	2009	2008		2007

$49,725	$50,084	$48,238	$35,074		$52,218	$47,233		$51,346	$48,028	$32,766		$7,024
1,395	1,482	1,598	1,647		1,848	3,713		3,952	4,337	3,799		504
$35.65	$33.78	$30.19	$21.29		$28.25	$12.72		$13.00	$11.08	$8.62		$13.92
5.5%	11.9%	41.8%	(24.6%	)	1.6%	(2.1%	)	17.3%	28.5%	(38.0%	)	6.1%
6.2%	5.9%	7.8%	9.1%		6.5%	1.4%		0.8%	1.9%	0.8%		0.6%

$27,969	$30,106	$27,717	$18,920		$27,662	$33,470		$36,114	$33,857	$20,598		$12,629
1,208	1,376	1,422	1,377		1,521	2,434		2,573	2,835	2,221		845
$23.13	$21.88	$19.52	$13.73		$18.19	$13.76		$14.04	$11.94	$9.28		$14.94
5.7%	12.1%	42.1%	(24.5%	)	1.8%	(1.9%	)	17.5%	28.8%	(37.9%	)	6.3%
6.2%	5.9%	8.0%	9.2%		6.6%	1.4%		0.8%	1.8%	0.6%		0.6%

$3,823	$3,537	$2,830	$2,880		$1,901	$1,552		$1,574	$1,349	$1,038		$425
159	156	140	204		102	105		104	105	105		27
$24.17	$22.74	$20.19	$14.13		$18.62	$14.87		$15.09	$12.77	$9.87		$15.81
6.3%	12.7%	42.8%	(24.1%	)	2.3%	(1.4%	)	18.1%	29.4%	(37.6%	)	6.9%
6.4%	6.1%	7.4%	12.8%		7.5%	1.4%		0.9%	2.0%	0.7%		0.6%

$40,773	$38,153	$33,528	$19,252		$24,110	$35,539		$36,210	$30,321	$13,396		$7,866
1,769	1,758	1,740	1,427		1,354	2,375		2,383	2,356	1,342		493
$23.06	$21.70	$19.26	$13.48		$17.77	$14.97		$15.19	$12.86	$9.94		$15.92
6.3%	12.7%	42.8%	(24.1%	)	2.3%	(1.4%	)	18.1%	29.4%	(37.6%	)	6.9%
6.3%	6.0%	8.1%	10.1%		7.0%	1.4%		0.9%	1.8%	0.6%		0.7%

$7	$—	$—	$—		$—	$2		$—	$—	$—		$—
1	—	—	—		—	—		—	—	—		—
$10.38	$—	$—	$—		$—	$9.39		$—	$—	$—		$—
3.8%	—	—	—		—	(6.1%	)	—	—	—		—
5.9%	—	—	—		—	—		—	—	—		—

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Net Assets and Units Outstanding in 000’s) (Continued):

	MainStay VP Income Builder—Initial Class
	2011	2010	2009	2008		2007

Group 1 Policies (a)
Net Assets	$32,726	$34,234	$33,064	$29,892		$44,164
Units Outstanding	1,228	1,329	1,463	1,621		1,738
Variable Accumulation Unit Value	$26.65	$25.77	$22.61	$18.43		$25.40
Total Return	3.4%	14.0%	22.7%	(27.4%	)	6.8%
Investment Income Ratio	3.9%	3.1%	3.6%	3.3%		2.2%
Group 2 Policies (b)
Net Assets	$12,670	$13,253	$12,541	$10,803		$15,890
Units Outstanding	960	1,038	1,122	1,188		1,272
Variable Accumulation Unit Value	$13.22	$12.76	$11.17	$9.09		$12.50
Total Return	3.6%	14.2%	22.9%	(27.3%	)	7.0%
Investment Income Ratio	3.9%	3.1%	3.6%	3.3%		2.2%
Group 3 Policies (c)
Net Assets	$319	$280	$246	$208		$240
Units Outstanding	22	20	20	21		18
Variable Accumulation Unit Value	$14.72	$14.14	$12.32	$9.97		$13.64
Total Return	4.1%	14.8%	23.5%	(26.9%	)	7.5%
Investment Income Ratio	3.8%	2.9%	3.5%	3.3%		2.2%
Group 4 Policies (d)
Net Assets	$4,543	$4,396	$3,778	$3,176		$4,065
Units Outstanding	291	293	290	301		281
Variable Accumulation Unit Value	$15.60	$14.98	$13.05	$10.56		$14.46
Total Return	4.1%	14.8%	23.5%	(26.9%	)	7.5%
Investment Income Ratio	3.9%	3.2%	3.7%	3.5%		2.3%
Group 5 Policies (e)
Net Assets	$—	$—	$—	$—		$—
Units Outstanding	—	—	—	—		—
Variable Accumulation Unit Value	$—	$—	$—	$—		$—
Total Return	—	—	—	—		—
Investment Income Ratio	—	—	—	—		—

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a)	Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(b)	Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(c)	Expenses as a percent of net assets range from 0.25% to 0.55%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(d)	Expenses as a percent of net assets range from .05% to 0.70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(e)	Expenses as a percent of net assets range from 0.25% to 0.75%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

NYLIAC VUL Separate Account-I

MainStay VP International Equity—Initial Class							MainStay VP Large Cap Growth—Initial Class
2011		2010	2009	2008		2007	2011		2010	2009	2008		2007

$15,135		$19,463	$20,879	$19,246		$29,329	$7,357		$7,356	$6,128	$4,074		$5,670
726		779	871	951		1,071	850		841	809	747		632
$20.84		$24.99	$23.99	$20.24		$27.42	$8.66		$8.74	$7.58	$5.45		$8.97
(16.6%	)	4.2%	18.5%	(26.2%	)	4.2%	(1.0%	)	15.4%	39.1%	(39.2%	)	20.5%
3.2%		3.2%	7.2%	1.4%		0.7%	—		—	—	0.1%		—

$9,714		$12,492	$13,552	$12,336		$18,672	$13,379		$14,345	$12,823	$9,538		$15,653
749		803	909	983		1,099	1,123		1,196	1,235	1,280		1,279
$13.00		$15.56	$14.91	$12.56		$16.98	$11.91		$12.00	$10.38	$7.45		$12.24
(16.5%	)	4.4%	18.8%	(26.0%	)	4.4%	(0.8%	)	15.6%	39.3%	(39.1%	)	20.7%
3.2%		3.1%	7.2%	1.4%		0.7%	—		—	—	0.1%		—

$—		$—	$—	$—		$—	$1,186		$1,149	$824	$611		$487
—		—	—	—		—	97		95	78	81		39
$—		$—	$—	$—		$—	$12.25		$12.28	$10.57	$7.55		$12.33
—		—	—	—		—	(0.3%	)	16.2%	40.0%	(38.8%	)	21.3%
—		—	—	—		—	—		—	—	0.1%		—

$17,535		$20,950	$19,552	$15,898		$19,316	$10,951		$9,738	$7,709	$4,400		$5,106
1,075		1,078	1,053	1,024		924	787		700	644	514		363
$16.32		$19.44	$18.53	$15.53		$20.89	$13.87		$13.91	$11.97	$8.55		$13.97
(16.0%	)	4.9%	19.4%	(25.7%	)	4.9%	(0.3%	)	16.2%	40.0%	(38.8%	)	21.3%
3.3%		3.3%	7.3%	1.5%		0.7%	—		—	—	0.1%		—

$26		$—	$—	$—		$—	$—		$—	$—	$—		$—
3		—	—	—		—	—		—	—	—		—
$8.03		$—	$—	$—		$—	$9.30		$—	$—	$—		$—
(19.7%	)	—	—	—		—	(7.0%	)	—	—	—		—
7.1%		—	—	—		—	—		—	—	—		—

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Net Assets and Units Outstanding in 000’s) (Continued):

	MainStay VP Mid Cap Core—Initial Class
	2011		2010	2009	2008		2007

Group 1 Policies (a)
Net Assets	$16,311		$18,174	$16,718	$6,950		$13,177
Units Outstanding	975		1,046	1,182	668		725
Variable Accumulation Unit Value	$16.74		$17.37	$14.15	$10.41		$18.14
Total Return	(3.7%	)	22.8%	36.0%	(42.6%	)	4.3%
Investment Income Ratio	0.9%		0.4%	0.5%	0.3%		0.4%
Group 2 Policies (b)
Net Assets	$16,327		$18,672	$16,527	$5,627		$10,340
Units Outstanding	951		1,048	1,141	529		559
Variable Accumulation Unit Value	$17.20		$17.82	$14.49	$10.63		$18.50
Total Return	(3.5%	)	23.0%	36.2%	(42.5%	)	4.5%
Investment Income Ratio	0.9%		0.4%	0.5%	0.3%		0.4%
Group 3 Policies (c)
Net Assets	$—		$—	$—	$—		$—
Units Outstanding	—		—	—	—		—
Variable Accumulation Unit Value	$—		$—	$—	$—		$—
Total Return	—		—	—	—		—
Investment Income Ratio	—		—	—	—		—
Group 4 Policies (d)
Net Assets	$34,579		$35,902	$28,977	$8,926		$13,563
Units Outstanding	1,834		1,846	1,842	777		680
Variable Accumulation Unit Value	$18.86		$19.44	$15.73	$11.49		$19.88
Total Return	(3.0%	)	23.6%	36.9%	(42.2%	)	5.0%
Investment Income Ratio	0.9%		0.4%	0.5%	0.4%		0.4%
Group 5 Policies (e)
Net Assets	$—		$—	$—	$—		$—
Units Outstanding	—		—	—	—		—
Variable Accumulation Unit Value	$—		$—	$—	$—		$—
Total Return	—		—	—	—		—
Investment Income Ratio	—		—	—	—		—

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a)	Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(b)	Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(c)	Expenses as a percent of net assets range from 0.25% to 0.55%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(d)	Expenses as a percent of net assets range from .05% to 0.70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(e)	Expenses as a percent of net assets range from 0.25% to 0.75%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

NYLIAC VUL Separate Account-I

MainStay VP Moderate Allocation— Initial Class						MainStay VP Moderate Growth Allocation—Initial Class
2011	2010	2009	2008		2007	2011		2010	2009	2008		2007

$8,283	$8,235	$6,634	$4,810		$4,594	$11,437		$11,735	$9,811	$7,857		$8,640
681	678	614	548		389	994		1,000	950	970		713
$12.17	$12.14	$10.81	$8.76		$11.80	$11.51		$11.73	$10.33	$8.10		$12.08
0.2%	12.3%	23.3%	(25.7%	)	8.0%	(1.9%	)	13.5%	27.5%	(33.0%	)	8.6%
1.8%	2.2%	2.9%	0.4%		3.0%	1.1%		1.6%	2.9%	0.7%		2.2%

$4,900	$5,093	$4,217	$2,986		$3,126	$7,388		$7,486	$6,626	$4,779		$5,768
403	420	392	343		267	646		643	648	596		481
$12.17	$12.12	$10.77	$8.71		$11.71	$11.44		$11.64	$10.23	$8.00		$11.92
0.4%	12.5%	23.6%	(25.6%	)	8.2%	(1.7%	)	13.8%	27.8%	(32.8%	)	8.9%
1.7%	2.2%	3.0%	0.4%		2.9%	1.1%		1.5%	3.0%	0.6%		2.3%

$—	$—	$—	$—		$—	$—		$—	$—	$—		$—
—	—	—	—		—	—		—	—	—		—
$—	$—	$—	$—		$—	$—		$—	$—	$—		$—
—	—	—	—		—	—		—	—	—		—
—	—	—	—		—	—		—	—	—		—

$10,186	$10,809	$8,367	$4,882		$4,008	$19,023		$18,876	$14,404	$8,882		$7,316
807	864	756	546		336	1,606		1,573	1,371	1,084		603
$12.63	$12.51	$11.06	$8.90		$11.90	$11.85		$11.99	$10.49	$8.17		$12.10
0.9%	13.1%	24.2%	(25.2%	)	8.7%	(1.2%	)	14.3%	28.4%	(32.5%	)	9.4%
1.8%	2.2%	3.0%	0.4%		3.1%	1.1%		1.6%	3.0%	0.7%		2.4%

$—	$—	$—	$—		$—	$—		$—	$—	$—		$—
—	—	—	—		—	—		—	—	—		—
$—	$—	$—	$—		$—	$—		$—	$—	$—		$—
—	—	—	—		—	—		—	—	—		—
—	—	—	—		—	—		—	—	—		—

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Net Assets and Units Outstanding in 000’s) (Continued):

	MainStay VP S&P 500 Index—Initial Class
	2011	2010	2009	2008		2007

Group 1 Policies (a)
Net Assets	$98,653	$107,181	$103,547	$90,435		$154,823
Units Outstanding	2,928	3,219	3,543	3,882		4,156
Variable Accumulation Unit Value	$33.69	$33.31	$29.24	$23.32		$37.28
Total Return	1.1%	13.9%	25.4%	(37.5%	)	4.5%
Investment Income Ratio	1.7%	1.8%	2.8%	2.3%		1.6%
Group 2 Policies (b)
Net Assets	$55,964	$61,536	$59,786	$49,993		$85,692
Units Outstanding	4,995	5,560	6,169	6,478		6,960
Variable Accumulation Unit Value	$11.21	$11.07	$9.69	$7.72		$12.31
Total Return	1.3%	14.2%	25.6%	(37.3%	)	4.7%
Investment Income Ratio	1.7%	1.8%	2.8%	2.3%		1.6%
Group 3 Policies (c)
Net Assets	$17,079	$17,146	$15,004	$11,939		$4,322
Units Outstanding	1,300	1,329	1,334	1,341		306
Variable Accumulation Unit Value	$13.14	$12.90	$11.24	$8.90		$14.14
Total Return	1.8%	14.7%	26.3%	(37.0%	)	5.2%
Investment Income Ratio	1.7%	1.8%	2.9%	2.4%		1.8%
Group 4 Policies (d)
Net Assets	$40,974	$41,151	$36,342	$27,617		$41,534
Units Outstanding	2,865	2,929	2,967	2,847		2,693
Variable Accumulation Unit Value	$14.31	$14.05	$12.25	$9.70		$15.40
Total Return	1.8%	14.7%	26.3%	(37.0%	)	5.2%
Investment Income Ratio	1.7%	1.8%	2.9%	2.4%		1.7%
Group 5 Policies (e)
Net Assets	$—	$—	$—	$—		$—
Units Outstanding	—	—	—	—		—
Variable Accumulation Unit Value	$—	$—	$—	$—		$—
Total Return	—	—	—	—		—
Investment Income Ratio	—	—	—	—		—

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a)	Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(b)	Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(c)	Expenses as a percent of net assets range from 0.25% to 0.55%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(d)	Expenses as a percent of net assets range from .05% to 0.70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(e)	Expenses as a percent of net assets range from 0.25% to 0.75%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

NYLIAC VUL Separate Account-I

MainStay VP U.S. Small Cap—Initial Class				Alger Capital Appreciation Portfolio—Class I-2 Shares
2011		2010	2009	2011		2010	2009	2008		2007

$3,134		$3,334	$2,971	$—		$—	$—	$—		$—
250		257	284	—		—	—	—		—
$12.55		$12.99	$10.46	$—		$—	$—	$—		$—
(3.4%	)	24.2%	4.6%	—		—	—	—		—
0.9%		0.1%	—	—		—	—	—		—

$4,643		$5,098	$4,286	$—		$—	$—	$—		$—
368		392	410	—		—	—	—		—
$12.60		$13.02	$10.46	$—		$—	$—	$—		$—
(3.2%	)	24.4%	4.6%	—		—	—	—		—
0.9%		0.1%	—	—		—	—	—		—

$—		$—	$—	$1,422		$1,282	$1,059	$697		$489
—		—	—	64		58	54	54		21
$—		$—	$—	$22.16		$22.22	$19.49	$12.90		$23.51
—		—	—	(0.3%	)	14.0%	51.1%	(45.1%	)	33.5%
—		—	—	0.1%		0.4%	—	—		—

$8,817		$9,201	$7,400	$—		$—	$—	$—		$—
693		703	707	—		—	—	—		—
$12.73		$13.09	$10.47	$—		$—	$—	$—		$—
(2.7%	)	25.0%	4.7%	—		—	—	—		—
0.9%		0.1%	—	—		—	—	—		—

$—		$—	$—	$2		$—	$—	$—		$—
—		—	—	—		—	—	—		—
$—		$—	$—	$9.32		$—	$—	$—		$—
—		—	—	(6.8%	)	—	—	—		—
—		—	—	—		—	—	—		—

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Net Assets and Units Outstanding in 000’s) (Continued):

	Alger Small Cap Growth Portfolio—Class I-2 Shares
	2011		2010	2009	2008		2007

Group 1 Policies (a)
Net Assets	$14,016		$16,454	$14,977	$11,378		$23,986
Units Outstanding	897		1,012	1,146	1,264		1,407
Variable Accumulation Unit Value	$15.63		$16.26	$13.07	$9.04		$17.05
Total Return	(3.9%	)	24.4%	44.5%	(47.0%	)	16.4%
Investment Income Ratio	—		—	—	—		—
Group 2 Policies (b)
Net Assets	$12,363		$14,719	$13,363	$10,064		$20,855
Units Outstanding	1,038		1,184	1,340	1,461		1,608
Variable Accumulation Unit Value	$11.98		$12.43	$9.97	$6.89		$12.97
Total Return	(3.7%	)	24.7%	44.8%	(46.9%	)	16.7%
Investment Income Ratio	—		—	—	—		—
Group 3 Policies (c)
Net Assets	$761		$833	$665	$490		$907
Units Outstanding	39		41	41	44		44
Variable Accumulation Unit Value	$19.56		$20.20	$16.12	$11.08		$20.75
Total Return	(3.2%	)	25.3%	45.5%	(46.6%	)	17.2%
Investment Income Ratio	—		—	—	—		—
Group 4 Policies (d)
Net Assets	$6,376		$7,387	$6,322	$4,255		$7,920
Units Outstanding	300		336	360	354		351
Variable Accumulation Unit Value	$21.27		$21.97	$17.54	$12.05		$22.57
Total Return	(3.2%	)	25.3%	45.5%	(46.6%	)	17.2%
Investment Income Ratio	—		—	—	—		—
Group 5 Policies (e)
Net Assets	$—		$—	$—	$—		$—
Units Outstanding	—		—	—	—		—
Variable Accumulation Unit Value	$—		$—	$—	$—		$—
Total Return	—		—	—	—		—
Investment Income Ratio	—		—	—	—		—

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a)	Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(b)	Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(c)	Expenses as a percent of net assets range from 0.25% to 0.55%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(d)	Expenses as a percent of net assets range from .05% to 0.70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(e)	Expenses as a percent of net assets range from 0.25% to 0.75%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

NYLIAC VUL Separate Account-I

AllianceBernstein VPS Small/ Mid Cap Value Portfolio— Class A Shares						AllianceBernstein VPS International Value Portfolio— Class A Shares		American Century® VP Inflation Protection—Class II
2011		2010	2009	2008		2011		2011	2010	2009	2008		2007

$926		$959	$485	$268		$—		$—	$—	$—	$—		$—
92		87	55	44		—		—	—	—	—		—
$10.01		$11.01	$8.73	$6.16		$—		$—	$—	$—	$—		$—
(9.0%	)	26.0%	41.9%	(38.4%	)	—		—	—	—	—		—
0.5%		0.5%	1.0%	—		—		—	—	—	—		—

$1,282		$1,370	$782	$248		$—		$—	$—	$—	$—		$—
128		125	88	40		—		—	—	—	—		—
$10.02		$11.00	$8.71	$6.13		$—		$—	$—	$—	$—		$—
(8.8%	)	26.3%	42.1%	(38.7%	)	—		—	—	—	—		—
0.5%		0.4%	1.0%	—		—		—	—	—	—		—

$—		$—	$—	$—		$—		$202	$182	$129	$136		$75
—		—	—	—		—		13	14	10	12		6
$—		$—	$—	$—		$—		$14.97	$13.39	$12.74	$11.56		$11.75
—		—	—	—		—		11.7%	5.1%	10.2%	(1.6%	)	9.5%
—		—	—	—		—		4.0%	1.6%	1.7%	4.5%		4.4%

$2,604		$2,392	$1,383	$477		$—		$—	$—	$—	$—		$—
247		207	152	74		—		—	—	—	—		—
$10.56		$11.53	$9.08	$6.36		$—		$—	$—	$—	$—		$—
(8.4%	)	26.9%	42.9%	(36.4%	)	—		—	—	—	—		—
0.5%		0.5%	1.0%	—		—		—	—	—	—		—

$—		$—	$—	$—		$—		$18	$—	$—	$—		$—
—		—	—	—		—		2	—	—	—		—
$—		$—	$—	$—		$7.68		$11.35	$—	$—	$—		$—
—		—	—	—		(23.2%	)	13.5%	—	—	—		—
—		—	—	—		9.6%		2.4%	—	—	—		—

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Net Assets and Units Outstanding in 000’s) (Continued):

American Century® VP International—Class II
	2011		2010	2009	2008		2007

Group 1 Policies (a)
Net Assets	$—		$—	$—	$—		$—
Units Outstanding	—		—	—	—		—
Variable Accumulation Unit Value	$—		$—	$—	$—		$—
Total Return	—		—	—	—		—
Investment Income Ratio	—		—	—	—		—
Group 2 Policies (b)
Net Assets	$—		$—	$—	$—		$—
Units Outstanding	—		—	—	—		—
Variable Accumulation Unit Value	$—		$—	$—	$—		$—
Total Return	—		—	—	—		—
Investment Income Ratio	—		—	—	—		—
Group 3 Policies (c)
Net Assets	$1,465		$1,814	$1,528	$1,100		$2,730
Units Outstanding	88		96	91	87		119
Variable Accumulation Unit Value	$16.73		$19.05	$16.84	$12.60		$22.87
Total Return	(12.2%	)	13.1%	33.6%	(44.9%	)	17.9%
Investment Income Ratio	1.2%		2.1%	1.9%	0.5%		0.5%
Group 4 Policies (d)
Net Assets	$—		$—	$—	$—		$—
Units Outstanding	—		—	—	—		—
Variable Accumulation Unit Value	$—		$—	$—	$—		$—
Total Return	—		—	—	—		—
Investment Income Ratio	—		—	—	—		—
Group 5 Policies (e)
Net Assets	$—		$—	$—	$—		$—
Units Outstanding	—		—	—	—		—
Variable Accumulation Unit Value	$—		$—	$—	$—		$—
Total Return	—		—	—	—		—
Investment Income Ratio	—		—	—	—		—

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a)	Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(b)	Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(c)	Expenses as a percent of net assets range from 0.25% to 0.55%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(d)	Expenses as a percent of net assets range from .05% to 0.70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(e)	Expenses as a percent of net assets range from 0.25% to 0.75%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

NYLIAC VUL Separate Account-I

American Century® VP Value—Class II							Calvert VP SRI Balanced Portfolio
2011	2010	2009	2008		2007		2011	2010	2009	2008		2007

$—	$—	$—	$—		$—		$1,128	$1,301	$1,203	$1,170		$1,713
—	—	—	—		—		66	79	81	98		98
$—	$—	$—	$—		$—		$17.12	$16.48	$14.81	$11.90		$17.45
—	—	—	—		—		3.8%	11.3%	24.4%	(31.8%	)	2.0%
—	—	—	—		—		1.2%	1.5%	2.2%	2.6%		2.4%

$—	$—	$—	$—		$—		$1,718	$1,755	$1,684	$1,463		$2,183
—	—	—	—		—		140	148	159	172		175
$—	$—	$—	$—		$—		$12.30	$11.82	$10.60	$8.50		$12.44
—	—	—	—		—		4.0%	11.5%	24.7%	(31.7%	)	2.2%
—	—	—	—		—		1.3%	1.4%	2.1%	2.6%		2.4%

$1,196	$1,162	$986	$943		$843		$—	$—	$—	$—		$—
71	69	66	76		49		—	—	—	—		—
$17.01	$16.87	$14.92	$12.47		$17.03		$—	$—	$—	$—		$—
0.9%	13.0%	19.7%	(26.8%	)	(5.3%	)	—	—	—	—		—
1.9%	2.1%	5.8%	2.1%		1.8%		—	—	—	—		—

$—	$—	$—	$—		$—		$1,225	$1,082	$929	$716		$937
—	—	—	—		—		85	79	76	73		65
$—	$—	$—	$—		$—		$14.33	$13.70	$12.23	$9.76		$14.21
—	—	—	—		—		4.6%	12.1%	25.3%	(31.3%	)	2.8%
—	—	—	—		—		1.4%	1.5%	2.3%	2.7%		2.3%

$—	$—	$—	$—		$—		$—	$—	$—	$—		$—
—	—	—	—		—		—	—	—	—		—
$—	$—	$—	$—		$—		$—	$—	$—	$—		$—
—	—	—	—		—		—	—	—	—		—
—	—	—	—		—		—	—	—	—		—

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Net Assets and Units Outstanding in 000’s) (Continued):

	Delaware VIP Diversified Income Series— Standard Class	Delaware VIP Emerging Markets Series— Standard Class		Delaware VIP International Value Equity Series— Standard Class		Delaware VIP Small Cap Value Series— Standard Class
	2011	2011		2011		2011

Group 1 Policies (a)
Net Assets	$—	$—		$—		$—
Units Outstanding	—	—		—		—
Variable Accumulation Unit Value	$—	$—		$—		$—
Total Return	—	—		—		—
Investment Income Ratio	—	—		—		—
Group 2 Policies (b)
Net Assets	$—	$—		$—		$—
Units Outstanding	—	—		—		—
Variable Accumulation Unit Value	$—	$—		$—		$—
Total Return	—	—		—		—
Investment Income Ratio	—	—		—		—
Group 3 Policies (c)
Net Assets	$—	$—		$—		$—
Units Outstanding	—	—		—		—
Variable Accumulation Unit Value	$—	$—		$—		$—
Total Return	—	—		—		—
Investment Income Ratio	—	—		—		—
Group 4 Policies (d)
Net Assets	$—	$—		$—		$—
Units Outstanding	—	—		—		—
Variable Accumulation Unit Value	$—	$—		$—		$—
Total Return	—	—		—		—
Investment Income Ratio	—	—		—		—
Group 5 Policies (e)
Net Assets	$87	$18		$1		$3
Units Outstanding	8	2		—		—
Variable Accumulation Unit Value	$10.64	$8.15		$8.06		$9.37
Total Return	6.4%	(18.5%	)	(19.4%	)	(6.3%	)
Investment Income Ratio	—	—		0.2%		—

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a)	Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(b)	Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(c)	Expenses as a percent of net assets range from 0.25% to 0.55%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(d)	Expenses as a percent of net assets range from .05% to 0.70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(e)	Expenses as a percent of net assets range from 0.25% to 0.75%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

NYLIAC VUL Separate Account-I

Delaware VIP Value Series— Standard Class	Dreyfus IP Technology Growth— Initial Shares							Dreyfus VIF Opportunistic Small Cap— Initial Shares
2011	2011		2010	2009	2008		2007	2011		2010	2009	2008		2007

$—	$2,039		$2,542	$1,924	$1,776		$3,475	$—		$—	$—	$—		$—
—	176		202	197	284		325	—		—	—	—		—
$—	$11.55		$12.62	$9.78	$6.24		$10.69	$—		$—	$—	$—		$—
—	(8.4%	)	29.0%	56.6%	(41.6%	)	13.9%	—		—	—	—		—
—	—		—	0.5%	—		—	—		—	—	—		—

$—	$3,289		$3,788	$3,034	$1,954		$3,329	$—		$—	$—	$—		$—
—	271		286	296	299		299	—		—	—	—		—
$—	$12.16		$13.26	$10.25	$6.54		$11.17	$—		$—	$—	$—		$—
—	(8.2%	)	29.3%	56.9%	(41.5%	)	14.2%	—		—	—	—		—
—	—		—	0.4%	—		—	—		—	—	—		—

$—	$453		$507	$373	$251		$242	$1,257		$1,711	$1,251	$966		$1,161
—	28		29	28	30		17	102		120	115	112		84
$—	$15.96		$17.31	$13.32	$8.45		$14.36	$12.32		$14.30	$10.90	$8.65		$13.86
—	(7.8%	)	29.9%	57.7%	(41.2%	)	14.7%	(13.8%	)	31.1%	26.0%	(37.6%	)	(11.1%	)
—	—		—	0.3%	—		—	0.4%		0.7%	1.6%	0.9%		0.6%

$—	$7,469		$8,353	$5,515	$2,861		$4,303	$—		$—	$—	$—		$—
—	465		479	411	336		297	—		—	—	—		—
$—	$16.07		$17.42	$13.41	$8.50		$14.46	$—		$—	$—	$—		$—
—	(7.8%	)	29.9%	57.7%	(41.2%	)	14.7%	—		—	—	—		—
—	—		—	0.4%	—		—	—		—	—	—		—

$57	$—		$—	$—	$—		$—	$—		$—	$—	$—		$—
5	—		—	—	—		—	—		—	—	—		—
$10.47	$—		$—	$—	$—		$—	$—		$—	$—	$—		$—
4.7%	—		—	—	—		—	—		—	—	—		—
—	—		—	—	—		—	—		—	—	—		—

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Net Assets and Units Outstanding in 000’s) (Continued):

	DWS Dreman Small Mid Cap Value VIP—Class A Shares						DWS Small Cap Index VIP— Class A Shares
	2011		2010	2009	2008		2011

Group 1 Policies (a)
Net Assets	$546		$508	$292	$73		$—
Units Outstanding	54		47	35	11		—
Variable Accumulation Unit Value	$10.10		$10.83	$8.86	$6.88		$—
Total Return	(6.7%	)	22.2%	28.8%	(31.2%	)	—
Investment Income Ratio	1.1%		1.4%	1.2%	—		—
Group 2 Policies (b)
Net Assets	$347		$280	$212	$96		$—
Units Outstanding	34		25	23	14		—
Variable Accumulation Unit Value	$10.31		$11.03	$9.01	$6.98		$—
Total Return	(6.5%	)	22.5%	29.1%	(30.2%	)	—
Investment Income Ratio	1.1%		1.4%	1.5%	—		—
Group 3 Policies (c)
Net Assets	$—		$—	$—	$—		$—
Units Outstanding	—		—	—	—		—
Variable Accumulation Unit Value	$—		$—	$—	$—		$—
Total Return	—		—	—	—		—
Investment Income Ratio	—		—	—	—		—
Group 4 Policies (d)
Net Assets	$945		$707	$508	$158		$—
Units Outstanding	91		64	57	23		—
Variable Accumulation Unit Value	$10.36		$11.03	$8.96	$6.91		$—
Total Return	(6.1%	)	23.1%	29.7%	(30.9%	)	—
Investment Income Ratio	1.0%		1.7%	1.4%	—		—
Group 5 Policies (e)
Net Assets	$—		$—	$—	$—		$19
Units Outstanding	—		—	—	—		2
Variable Accumulation Unit Value	$—		$—	$—	$—		$9.11
Total Return	—		—	—	—		(8.9%	)
Investment Income Ratio	—		—	—	—		—

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a)	Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(b)	Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(c)	Expenses as a percent of net assets range from 0.25% to 0.55%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(d)	Expenses as a percent of net assets range from .05% to 0.70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(e)	Expenses as a percent of net assets range from 0.25% to 0.75%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

NYLIAC VUL Separate Account-I

Fidelity® VIP Contrafund®—Initial Class							Fidelity® VIP Equity-Income—Initial Class
2011		2010	2009	2008		2007	2011		2010	2009	2008		2007

$63,034		$71,173	$70,015	$58,105		$106,766	$22,309		$23,670	$22,603	$18,622		$34,182
2,227		2,435	2,786	3,121		3,268	1,125		1,197	1,306	1,400		1,459
$28.31		$29.25	$25.13	$18.65		$32.66	$19.83		$19.78	$17.29	$13.38		$23.49
(3.2%	)	16.4%	34.8%	(42.9%	)	16.8%	0.3%		14.3%	29.3%	(43.1%	)	0.8%
1.0%		1.2%	1.4%	1.0%		1.0%	2.5%		1.8%	2.3%	2.5%		1.8%

$45,673		$50,864	$47,769	$37,491		$68,721	$13,493		$14,758	$14,340	$11,580		$21,778
2,717		2,932	3,210	3,403		3,567	972		1,067	1,187	1,242		1,334
$16.83		$17.35	$14.88	$11.02		$19.26	$13.90		$13.84	$12.08	$9.32		$16.33
(3.0%	)	16.6%	35.0%	(42.8%	)	17.0%	0.5%		14.6%	29.6%	(42.9%	)	1.0%
1.0%		1.2%	1.4%	1.0%		1.0%	2.4%		1.8%	2.3%	2.5%		1.8%

$12,651		$12,491	$8,458	$5,558		$6,943	$2,402		$3,147	$2,779	$2,062		$3,044
697		671	532	475		341	172		227	231	223		189
$18.15		$18.62	$15.89	$11.71		$20.36	$13.98		$13.84	$12.02	$9.23		$16.10
(2.5%	)	17.2%	35.7%	(42.5%	)	17.6%	1.0%		15.1%	30.2%	(42.7%	)	1.5%
1.0%		1.4%	1.5%	1.1%		1.0%	2.0%		1.9%	2.5%	2.7%		2.2%

$40,887		$42,090	$34,824	$23,771		$35,272	$15,681		$15,808	$13,459	$9,793		$15,397
2,256		2,262	2,190	2,030		1,731	1,132		1,151	1,123	1,070		963
$18.14		$18.61	$15.88	$11.70		$20.35	$13.87		$13.73	$11.93	$9.16		$15.97
(2.5%	)	17.2%	35.7%	(42.5%	)	17.6%	1.0%		15.1%	30.2%	(42.7%	)	1.5%
1.0%		1.3%	1.5%	1.1%		1.0%	2.5%		1.9%	2.4%	2.7%		2.0%

$22		$—	$—	$—		$—	$—		$—	$—	$—		$—
2		—	—	—		—	—		—	—	—		—
$9.20		$—	$—	$—		$—	$9.49		$—	$—	$—		$—
(8.0%	)	—	—	—		—	(5.1%	)	—	—	—		—
2.9%		—	—	—		—	3.7%		—	—	—		—

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Net Assets and Units Outstanding in 000’s) (Continued):

Fidelity® VIP Growth—Initial Class
	2011	2010	2009	2008		2007

Group 1 Policies (a)
Net Assets	$—	$—	$—	$—		$—
Units Outstanding	—	—	—	—		—
Variable Accumulation Unit Value	$—	$—	$—	$—		$—
Total Return	—	—	—	—		—
Investment Income Ratio	—	—	—	—		—
Group 2 Policies (b)
Net Assets	$—	$—	$—	$—		$—
Units Outstanding	—	—	—	—		—
Variable Accumulation Unit Value	$—	$—	$—	$—		$—
Total Return	—	—	—	—		—
Investment Income Ratio	—	—	—	—		—
Group 3 Policies (c)
Net Assets	$3,420	$3,486	$2,878	$2,379		$2,257
Units Outstanding	302	308	316	335		168
Variable Accumulation Unit Value	$11.33	$11.31	$9.11	$7.10		$13.44
Total Return	0.2%	24.2%	28.3%	(47.2%	)	27.0%
Investment Income Ratio	0.4%	0.3%	0.5%	1.1%		0.6%
Group 4 Policies (d)
Net Assets	$—	$—	$—	$—		$—
Units Outstanding	—	—	—	—		—
Variable Accumulation Unit Value	$—	$—	$—	$—		$—
Total Return	—	—	—	—		—
Investment Income Ratio	—	—	—	—		—
Group 5 Policies (e)
Net Assets	$—	$—	$—	$—		$—
Units Outstanding	—	—	—	—		—
Variable Accumulation Unit Value	$—	$—	$—	$—		$—
Total Return	—	—	—	—		—
Investment Income Ratio	—	—	—	—		—

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a)	Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(b)	Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(c)	Expenses as a percent of net assets range from 0.25% to 0.55%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(d)	Expenses as a percent of net assets range from .05% to 0.70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(e)	Expenses as a percent of net assets range from 0.25% to 0.75%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

NYLIAC VUL Separate Account-I

Fidelity® VIP Index 500—Initial Class							Fidelity® VIP Investment Grade Bond—Initial Class
2011		2010	2009	2008		2007	2011	2010	2009	2008		2007

$—		$—	$—	$—		$—	$—	$—	$—	$—		$—
—		—	—	—		—	—	—	—	—		—
$—		$—	$—	$—		$—	$—	$—	$—	$—		$—
—		—	—	—		—	—	—	—	—		—
—		—	—	—		—	—	—	—	—		—

$—		$—	$—	$—		$—	$—	$—	$—	$—		$—
—		—	—	—		—	—	—	—	—		—
$—		$—	$—	$—		$—	$—	$—	$—	$—		$—
—		—	—	—		—	—	—	—	—		—
—		—	—	—		—	—	—	—	—		—

$9,276		$8,750	$6,905	$3,787		$2,818	$935	$960	$980	$860		$795
719		692	626	436		204	59	64	70	71		64
$12.91		$12.65	$11.00	$8.68		$13.78	$16.11	$15.01	$13.92	$12.03		$12.44
2.0%		15.0%	26.6%	(37.0%	)	5.4%	7.3%	7.8%	15.7%	(3.2%	)	4.3%
2.0%		2.1%	2.8%	3.3%		3.8%	4.8%	3.5%	8.6%	3.6%		3.3%

$—		$—	$—	$—		$—	$—	$—	$—	$—		$—
—		—	—	—		—	—	—	—	—		—
$—		$—	$—	$—		$—	$—	$—	$—	$—		$—
—		—	—	—		—	—	—	—	—		—
—		—	—	—		—	—	—	—	—		—

$30		$—	$—	$—		$—	$123	$—	$—	$—		$—
3		—	—	—		—	11	—	—	—		—
$9.63		$—	$—	$—		$—	$10.78	$—	$—	$—		$—
(3.7%	)	—	—	—		—	7.8%	—	—	—		—
4.2%		—	—	—		—	6.5%	—	—	—		—

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Net Assets and Units Outstanding in 000’s) (Continued):

	Fidelity® VIP Mid Cap—Initial Class
	2011		2010	2009	2008		2007

Group 1 Policies (a)
Net Assets	$—		$—	$—	$—		$—
Units Outstanding	—		—	—	—		—
Variable Accumulation Unit Value	$—		$—	$—	$—		$—
Total Return	—		—	—	—		—
Investment Income Ratio	—		—	—	—		—
Group 2 Policies (b)
Net Assets	$—		$—	$—	$—		$—
Units Outstanding	—		—	—	—		—
Variable Accumulation Unit Value	$—		$—	$—	$—		$—
Total Return	—		—	—	—		—
Investment Income Ratio	—		—	—	—		—
Group 3 Policies (c)
Net Assets	$4,063		$5,008	$3,586	$2,460		$3,434
Units Outstanding	168		185	170	164		138
Variable Accumulation Unit Value	$24.25		$27.13	$21.06	$15.03		$24.82
Total Return	(10.6%	)	28.8%	40.1%	(39.4%	)	15.6%
Investment Income Ratio	0.2%		0.4%	0.7%	0.5%		0.9%
Group 4 Policies (d)
Net Assets	$—		$—	$—	$—		$—
Units Outstanding	—		—	—	—		—
Variable Accumulation Unit Value	$—		$—	$—	$—		$—
Total Return	—		—	—	—		—
Investment Income Ratio	—		—	—	—		—
Group 5 Policies (e)
Net Assets	$28		$—	$—	$—		$—
Units Outstanding	3		—	—	—		—
Variable Accumulation Unit Value	$8.55		$—	$—	$—		$—
Total Return	(14.5%	)	—	—	—		—
Investment Income Ratio	0.6%		—	—	—		—

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a)	Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(b)	Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(c)	Expenses as a percent of net assets range from 0.25% to 0.55%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(d)	Expenses as a percent of net assets range from .05% to 0.70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(e)	Expenses as a percent of net assets range from 0.25% to 0.75%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

NYLIAC VUL Separate Account-I

Fidelity® VIP Overseas—Initial Class							Invesco V.I. Global Real Estate Fund— Series I Shares		Invesco V.I. International Growth Fund— Series I Shares
2011		2010	2009	2008		2007	2011		2011		2010	2009	2008

$—		$—	$—	$—		$—	$—		$862		$768	$622	$379
—		—	—	—		—	—		101		84	76	62
$—		$—	$—	$—		$—	$—		$8.50		$9.18	$8.19	$6.10
—		—	—	—		—	—		(7.4%	)	12.1%	34.3%	(39.0%	)
—		—	—	—		—	—		1.5%		2.4%	1.7%	2.0%

$—		$—	$—	$—		$—	$—		$890		$817	$800	$415
—		—	—	—		—	—		99		87	95	66
$—		$—	$—	$—		$—	$—		$8.75		$9.43	$8.40	$6.24
—		—	—	—		—	—		(7.2%	)	12.3%	34.6%	(37.6%	)
—		—	—	—		—	—		1.5%		2.2%	1.8%	1.9%

$4,937		$6,346	$4,661	$3,329		$4,219	$—		$—		$—	$—	$—
350		373	310	280		199	—		—		—	—	—
$14.10		$17.02	$15.05	$11.89		$21.16	$—		$—		$—	$—	$—
(17.2%	)	13.1%	26.5%	(43.8%	)	17.3%	—		—		—	—	—
1.3%		1.5%	2.3%	3.2%		3.3%	—		—		—	—	—

$—		$—	$—	$—		$—	$—		$2,328		$1,753	$1,101	$524
—		—	—	—		—	—		259		182	129	83
$—		$—	$—	$—		$—	$—		$8.98		$9.63	$8.53	$6.31
—		—	—	—		—	—		(6.7%	)	12.9%	35.2%	(36.9%	)
—		—	—	—		—	—		1.4%		2.5%	1.7%	1.6%

$2		$—	$—	$—		$—	$10		$3		$—	$—	$—
—		—	—	—		—	1		—		—	—	—
$7.97		$—	$—	$—		$—	$9.21		$9.19		$—	$—	$—
(20.3%	)	—	—	—		—	(7.9%	)	(8.1%	)	—	—	—
2.3%		—	—	—		—	7.1%		—		—	—	—

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Net Assets and Units Outstanding in 000’s) (Continued):

	Invesco Van Kampen V.I. Mid Cap Value Fund— Series I Shares		Janus Aspen Balanced Portfolio—Institutional Shares
	2011		2011	2010	2009	2008		2007

Group 1 Policies (a)
Net Assets	$—		$38,960	$41,538	$41,624	$36,589		$46,207
Units Outstanding	—		1,234	1,327	1,431	1,573		1,665
Variable Accumulation Unit Value	$—		$31.59	$31.30	$29.08	$23.26		$27.84
Total Return	—		0.9%	7.6%	25.0%	(16.4%	)	9.8%
Investment Income Ratio	—		2.4%	2.8%	3.0%	2.7%		2.5%
Group 2 Policies (b)
Net Assets	$—		$51,563	$56,581	$58,460	$50,629		$65,146
Units Outstanding	—		2,845	3,158	3,519	3,816		4,111
Variable Accumulation Unit Value	$—		$18.12	$17.92	$16.62	$13.27		$15.84
Total Return	—		1.1%	7.8%	25.3%	(16.3%	)	10.0%
Investment Income Ratio	—		2.4%	2.8%	3.0%	2.7%		2.6%
Group 3 Policies (c)
Net Assets	$—		$1,977	$1,711	$1,590	$1,232		$656
Units Outstanding	—		110	97	98	95		43
Variable Accumulation Unit Value	$—		$17.93	$17.64	$16.28	$12.93		$15.37
Total Return	—		1.6%	8.4%	25.9%	(15.8%	)	10.5%
Investment Income Ratio	—		2.5%	2.8%	3.0%	2.7%		2.7%
Group 4 Policies (d)
Net Assets	$—		$18,258	$18,639	$17,219	$13,684		$15,095
Units Outstanding	—		1,010	1,048	1,050	1,052		974
Variable Accumulation Unit Value	$—		$18.07	$17.78	$16.40	$13.03		$15.48
Total Return	—		1.6%	8.4%	25.9%	(15.8%	)	10.5%
Investment Income Ratio	—		2.4%	2.9%	3.0%	2.7%		2.6%
Group 5 Policies (e)
Net Assets	$26		$—	$—	$—	$—		$—
Units Outstanding	3		—	—	—	—		—
Variable Accumulation Unit Value	$9.48		$—	$—	$—	$—		$—
Total Return	(5.2%	)	—	—	—	—		—
Investment Income Ratio	1.5%		—	—	—	—		—

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a)	Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(b)	Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(c)	Expenses as a percent of net assets range from 0.25% to 0.55%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(d)	Expenses as a percent of net assets range from .05% to 0.70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(e)	Expenses as a percent of net assets range from 0.25% to 0.75%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

NYLIAC VUL Separate Account-I

Janus Aspen Enterprise Portfolio—Institutional Shares							Janus Aspen Forty Portfolio— Institutional Shares		Janus Aspen Worldwide Portfolio— Institutional Shares
2011		2010	2009	2008		2007	2011		2011		2010	2009	2008		2007

$—		$—	$—	$—		$—	$—		$30,981		$39,189	$38,071	$29,630		$57,829
—		—	—	—		—	—		1,954		2,117	2,365	2,525		2,699
$—		$—	$—	$—		$—	$—		$15.86		$18.51	$16.10	$11.77		$21.42
—		—	—	—		—	—		(14.3%	)	15.0%	36.7%	(45.0%	)	8.9%
—		—	—	—		—	—		0.6%		0.6%	1.4%	1.2%		0.8%

$—		$—	$—	$—		$—	$—		$31,659		$40,351	$38,010	$29,150		$56,285
—		—	—	—		—	—		3,608		3,944	4,282	4,497		4,782
$—		$—	$—	$—		$—	$—		$8.78		$10.23	$8.88	$6.48		$11.77
—		—	—	—		—	—		(14.2%	)	15.3%	37.0%	(44.9%	)	9.1%
—		—	—	—		—	—		0.6%		0.6%	1.4%	1.2%		0.8%

$940		$841	$772	$1,026		$462	$—		$1,444		$1,622	$1,349	$1,055		$1,019
48		42	48	93		24	—		139		135	130	140		75
$19.79		$20.07	$15.95	$11.01		$19.57	$—		$10.36		$12.01	$10.36	$7.53		$13.60
(1.4%	)	25.8%	44.8%	(43.7%	)	22.0%	—		(13.7%	)	15.8%	37.7%	(44.7%	)	9.6%
—		0.1%	—	0.3%		0.2%	—		0.6%		0.6%	1.4%	1.4%		0.8%

$—		$—	$—	$—		$—	$—		$7,733		$8,893	$7,523	$5,019		$7,824
—		—	—	—		—	—		696		690	675	623		532
$—		$—	$—	$—		$—	$—		$11.11		$12.88	$11.12	$8.07		$14.59
—		—	—	—		—	—		(13.7%	)	15.8%	37.7%	(44.7%	)	9.6%
—		—	—	—		—	—		0.6%		0.6%	1.4%	1.3%		0.8%

$46		$—	$—	$—		$—	$8		$—		$—	$—	$—		$—
5		—	—	—		—	1		—		—	—	—		—
$9.23		$—	$—	$—		$—	$8.95		$—		$—	$—	$—		$—
(7.7%	)	—	—	—		—	(10.5%	)	—		—	—	—		—
—		—	—	—		—	0.5%		—		—	—	—		—

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Net Assets and Units Outstanding in 000’s) (Continued):

	LVIP Baron Growth Opportunities Fund—Service Class		MFS® Investors Trust Series—Initial Class
	2011		2011		2010	2009	2008		2007

Group 1 Policies (a)
Net Assets	$—		$—		$—	$—	$—		$—
Units Outstanding	—		—		—	—	—		—
Variable Accumulation Unit Value	$—		$—		$—	$—	$—		$—
Total Return	—		—		—	—	—		—
Investment Income Ratio	—		—		—	—	—		—
Group 2 Policies (b)
Net Assets	$—		$—		$—	$—	$—		$—
Units Outstanding	—		—		—	—	—		—
Variable Accumulation Unit Value	$—		$—		$—	$—	$—		$—
Total Return	—		—		—	—	—		—
Investment Income Ratio	—		—		—	—	—		—
Group 3 Policies (c)
Net Assets	$—		$135		$138	$118	$149		$203
Units Outstanding	—		10		10	10	16		14
Variable Accumulation Unit Value	$—		$13.23		$13.52	$12.17	$9.59		$14.33
Total Return	—		(2.2%	)	11.1%	26.9%	(33.1%	)	10.3%
Investment Income Ratio	—		0.9%		1.2%	1.7%	0.7%		0.7%
Group 4 Policies (d)
Net Assets	$—		$—		$—	$—	$—		$—
Units Outstanding	—		—		—	—	—		—
Variable Accumulation Unit Value	$—		$—		$—	$—	$—		$—
Total Return	—		—		—	—	—		—
Investment Income Ratio	—		—		—	—	—		—
Group 5 Policies (e)
Net Assets	$—		$—		$—	$—	$—		$—
Units Outstanding	—		—		—	—	—		—
Variable Accumulation Unit Value	$9.81		$—		$—	$—	$—		$—
Total Return	(1.9%	)	—		—	—	—		—
Investment Income Ratio	—		—		—	—	—		—

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a)	Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(b)	Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(c)	Expenses as a percent of net assets range from 0.25% to 0.55%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(d)	Expenses as a percent of net assets range from .05% to 0.70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(e)	Expenses as a percent of net assets range from 0.25% to 0.75%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

NYLIAC VUL Separate Account-I

MFS® New Discovery Series—Initial Class							MFS® Research Series— Initial Class
2011		2010	2009	2008		2007	2011		2010	2009	2008		2007

$—		$—	$—	$—		$—	$—		$—	$—	$—		$—
—		—	—	—		—	—		—	—	—		—
$—		$—	$—	$—		$—	$—		$—	$—	$—		$—
—		—	—	—		—	—		—	—	—		—
—		—	—	—		—	—		—	—	—		—

$—		$—	$—	$—		$—	$—		$—	$—	$—		$—
—		—	—	—		—	—		—	—	—		—
$—		$—	$—	$—		$—	$—		$—	$—	$—		$—
—		—	—	—		—	—		—	—	—		—
—		—	—	—		—	—		—	—	—		—

$1,857		$2,270	$1,477	$904		$524	$123		$148	$111	$111		$111
112		123	109	109		38	10		12	11	14		9
$16.60		$18.50	$13.57	$8.32		$13.71	$12.00		$12.06	$10.40	$7.97		$12.47
(10.3%	)	36.3%	63.2%	(39.3%	)	2.5%	(0.5%	)	15.9%	30.5%	(36.1%	)	3.0%
—		—	—	—		—	0.9%		0.9%	1.4%	0.5%		—

$—		$—	$—	$—		$—	$—		$—	$—	$—		$—
—		—	—	—		—	—		—	—	—		—
$—		$—	$—	$—		$—	$—		$—	$—	$—		$—
—		—	—	—		—	—		—	—	—		—
—		—	—	—		—	—		—	—	—		—

$—		$—	$—	$—		$—	$—		$—	$—	$—		$—
—		—	—	—		—	—		—	—	—		—
$8.37		$—	$—	$—		$—	$—		$—	$—	$—		$—
(16.3%	)	—	—	—		—	—		—	—	—		—
—		—	—	—		—	—		—	—	—		—

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Net Assets and Units Outstanding in 000’s) (Continued):

	MFS® Utilities Series— Initial Class						MFS® Value Series— Initial Class
	2011	2010	2009	2008		2007	2011

Group 1 Policies (a)
Net Assets	$3,501	$2,528	$1,594	$708		$—	$—
Units Outstanding	355	271	194	115		—	—
Variable Accumulation Unit Value	$9.86	$9.30	$8.23	$6.22		$—	$—
Total Return	6.0%	13.0%	32.3%	(37.8%	)	—	—
Investment Income Ratio	3.3%	3.0%	4.7%	—		—	—
Group 2 Policies (b)
Net Assets	$2,647	$1,680	$1,128	$463		$—	$—
Units Outstanding	266	180	137	74		—	—
Variable Accumulation Unit Value	$9.93	$9.35	$8.25	$6.23		$—	$—
Total Return	6.3%	13.2%	32.6%	(37.7%	)	—	—
Investment Income Ratio	3.4%	3.2%	4.4%	—		—	—
Group 3 Policies (c)
Net Assets	$1,676	$1,517	$1,177	$811		$1,629	$—
Units Outstanding	51	49	43	40		50	—
Variable Accumulation Unit Value	$33.17	$31.07	$27.30	$20.49		$32.87	$—
Total Return	6.8%	13.8%	33.2%	(37.7%	)	27.9%	—
Investment Income Ratio	3.3%	3.1%	4.8%	1.1%		0.6%	—
Group 4 Policies (d)
Net Assets	$6,319	$4,343	$2,400	$780		$—	$—
Units Outstanding	620	456	286	123		—	—
Variable Accumulation Unit Value	$10.19	$9.54	$8.38	$6.29		$—	$—
Total Return	6.8%	13.8%	33.2%	(37.1%	)	—	—
Investment Income Ratio	3.2%	3.0%	4.0%	—		—	—
Group 5 Policies (e)
Net Assets	$—	$—	$—	$—		$—	$—
Units Outstanding	—	—	—	—		—	—
Variable Accumulation Unit Value	$—	$—	$—	$—		$—	$9.48
Total Return	—	—	—	—		—	(5.2%	)
Investment Income Ratio	—	—	—	—		—	2.2%

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a)	Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(b)	Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(c)	Expenses as a percent of net assets range from 0.25% to 0.55%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(d)	Expenses as a percent of net assets range from .05% to 0.70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(e)	Expenses as a percent of net assets range from 0.25% to 0.75%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

NYLIAC VUL Separate Account-I

MFS® VIT II International Value Portfolio		Neuberger Berman AMT Mid-Cap Growth Portfolio—Class I Shares							PIMCO Global Bond— Administrative Class Shares
2011		2011		2010	2009	2008		2007	2011	2010	2009	2008		2007

$—		$—		$—	$—	$—		$—	$—	$—	$—	$—		$—
—		—		—	—	—		—	—	—	—	—		—
$—		$—		$—	$—	$—		$—	$—	$—	$—	$—		$—
—		—		—	—	—		—	—	—	—	—		—
—		—		—	—	—		—	—	—	—	—		—

$—		$—		$—	$—	$—		$—	$—	$—	$—	$—		$—
—		—		—	—	—		—	—	—	—	—		—
$—		$—		$—	$—	$—		$—	$—	$—	$—	$—		$—
—		—		—	—	—		—	—	—	—	—		—
—		—		—	—	—		—	—	—	—	—		—

$—		$607		$540	$397	$400		$183	$278	$288	$190	$214		$77
—		32		29	27	36		9	17	19	14	19		7
$—		$18.73		$18.64	$14.44	$10.97		$19.37	$16.06	$14.93	$13.37	$11.44		$11.54
—		0.5%		29.1%	31.6%	(43.4%	)	22.5%	7.6%	11.7%	16.9%	(0.9%	)	9.7%
—		—		—	—	—		—	2.6%	2.7%	3.2%	3.2%		3.2%

$—		$—		$—	$—	$—		$—	$—	$—	$—	$—		$—
—		—		—	—	—		—	—	—	—	—		—
$—		$—		$—	$—	$—		$—	$—	$—	$—	$—		$—
—		—		—	—	—		—	—	—	—	—		—
—		—		—	—	—		—	—	—	—	—		—

$19		$—		$—	$—	$—		$—	$—	$—	$—	$—		$—
2		—		—	—	—		—	—	—	—	—		—
$9.63		$9.47		$—	$—	$—		$—	$—	$—	$—	$—		$—
(3.7%	)	(5.3%	)	—	—	—		—	—	—	—	—		—
2.3%		—		—	—	—		—	—	—	—	—		—

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Net Assets and Units Outstanding in 000’s) (Continued):

PIMCO Low Duration— Administrative Class Shares
	2011	2010	2009	2008		2007

Group 1 Policies (a)
Net Assets	$—	$—	$—	$—		$—
Units Outstanding	—	—	—	—		—
Variable Accumulation Unit Value	$—	$—	$—	$—		$—
Total Return	—	—	—	—		—
Investment Income Ratio	—	—	—	—		—
Group 2 Policies (b)
Net Assets	$—	$—	$—	$—		$—
Units Outstanding	—	—	—	—		—
Variable Accumulation Unit Value	$—	$—	$—	$—		$—
Total Return	—	—	—	—		—
Investment Income Ratio	—	—	—	—		—
Group 3 Policies (c)
Net Assets	$146	$327	$398	$18		$—
Units Outstanding	12	27	35	2		—
Variable Accumulation Unit Value	$12.04	$11.91	$11.31	$9.98		$10.18
Total Return	1.1%	5.3%	13.3%	(2.0%	)	1.8%
Investment Income Ratio	1.8%	1.6%	2.5%	3.8%		6.1%
Group 4 Policies (d)
Net Assets	$—	$—	$—	$—		$—
Units Outstanding	—	—	—	—		—
Variable Accumulation Unit Value	$—	$—	$—	$—		$—
Total Return	—	—	—	—		—
Investment Income Ratio	—	—	—	—		—
Group 5 Policies (e)
Net Assets	$—	$—	$—	$—		$—
Units Outstanding	—	—	—	—		—
Variable Accumulation Unit Value	$—	$—	$—	$—		$—
Total Return	—	—	—	—		—
Investment Income Ratio	—	—	—	—		—

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a)	Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(b)	Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(c)	Expenses as a percent of net assets range from 0.25% to 0.55%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(d)	Expenses as a percent of net assets range from .05% to 0.70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(e)	Expenses as a percent of net assets range from 0.25% to 0.75%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

NYLIAC VUL Separate Account-I

PIMCO Real Return— Administrative Class Shares						PIMCO Total Return— Administrative Class Shares
2011	2010	2009	2008		2007	2011	2010	2009	2008	2007

$1,866	$694	$—	$—		$—	$—	$—	$—	$—	$—
163	66	—	—		—	—	—	—	—	—
$11.48	$10.35	$—	$—		$—	$—	$—	$—	$—	$—
10.9%	3.5%	—	—		—	—	—	—	—	—
1.9%	1.2%	—	—		—	—	—	—	—	—

$1,650	$730	$—	$—		$—	$—	$—	$—	$—	$—
140	70	—	—		—	—	—	—	—	—
$11.52	$10.37	$—	$—		$—	$—	$—	$—	$—	$—
11.1%	3.7%	—	—		—	—	—	—	—	—
1.9%	1.2%	—	—		—	—	—	—	—	—

$692	$636	$276	$248		$91	$2,345	$2,101	$1,489	$970	$413
47	49	23	24		8	156	145	111	82	37
$14.57	$13.05	$12.07	$10.20		$11.03	$15.02	$14.50	$13.41	$11.75	$11.22
11.7%	8.1%	18.4%	(7.5%	)	10.7%	3.6%	8.1%	14.1%	4.8%	8.8%
2.1%	1.4%	3.0%	3.4%		4.0%	2.6%	2.4%	5.1%	4.3%	3.2%

$2,923	$1,035	$—	$—		$—	$—	$—	$—	$—	$—
251	99	—	—		—	—	—	—	—	—
$11.62	$10.40	$—	$—		$—	$—	$—	$—	$—	$—
11.7%	4.0%	—	—		—	—	—	—	—	—
1.8%	1.1%	—	—		—	—	—	—	—	—

$—	$—	$—	$—		$—	$151	$—	$—	$—	$—
—	—	—	—		—	15	—	—	—	—
$—	$—	$—	$—		$—	$10.40	$—	$—	$—	$—
—	—	—	—		—	4.0%	—	—	—	—
—	—	—	—		—	2.5%	—	—	—	—

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Net Assets and Units Outstanding in 000’s) (Continued):

	Royce Micro-Cap Portfolio— Investment Class
	2011		2010	2009	2008		2007

Group 1 Policies (a)
Net Assets	$3,029		$3,579	$2,595	$1,357		$2,187
Units Outstanding	239		245	230	189		171
Variable Accumulation Unit Value	$12.73		$14.58	$11.30	$7.20		$12.78
Total Return	(12.7%	)	29.1%	56.9%	(43.7%	)	3.0%
Investment Income Ratio	2.4%		2.0%	—	2.9%		1.6%
Group 2 Policies (b)
Net Assets	$2,991		$3,314	$2,581	$1,442		$2,215
Units Outstanding	234		226	228	200		174
Variable Accumulation Unit Value	$12.81		$14.65	$11.33	$7.20		$12.76
Total Return	(12.5%	)	29.3%	57.3%	(43.6%	)	3.3%
Investment Income Ratio	2.4%		1.9%	—	2.8%		1.6%
Group 3 Policies (c)
Net Assets	$—		$—	$—	$—		$—
Units Outstanding	—		—	—	—		—
Variable Accumulation Unit Value	$—		$—	$—	$—		$—
Total Return	—		—	—	—		—
Investment Income Ratio	—		—	—	—		—
Group 4 Policies (d)
Net Assets	$8,036		$8,363	$5,607	$2,725		$3,159
Units Outstanding	611		559	485	374		245
Variable Accumulation Unit Value	$13.15		$14.97	$11.52	$7.29		$12.84
Total Return	(12.1%	)	30.0%	58.0%	(43.3%	)	4.0%
Investment Income Ratio	2.5%		2.1%	—	3.1%		1.8%
Group 5 Policies (e)
Net Assets	$—		$—	$—	$—		$—
Units Outstanding	—		—	—	—		—
Variable Accumulation Unit Value	$—		$—	$—	$—		$—
Total Return	—		—	—	—		—
Investment Income Ratio	—		—	—	—		—

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a)	Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(b)	Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(c)	Expenses as a percent of net assets range from 0.25% to 0.55%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(d)	Expenses as a percent of net assets range from .05% to 0.70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(e)	Expenses as a percent of net assets range from 0.25% to 0.75%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

NYLIAC VUL Separate Account-I

Royce Small-Cap Portfolio—Investment Class								T. Rowe Price Blue Chip Growth Portfolio		T. Rowe Price Equity Income Portfolio							T. Rowe Price International Stock Portfolio
2011		2010	2009	2008		2007		2011		2011		2010	2009	2008		2007	2011

$3,038		$3,163	$2,265	$1,798		$1,298		$—		$13,963		$15,299	$14,419	$12,858		$21,549	$—
242		242	207	220		115		—		921		996	1,071	1,192		1,266	—
$12.56		$13.08	$10.93	$8.14		$11.26		$—		$15.16		$15.38	$13.46	$10.79		$17.01	$—
(4.0%	)	19.7%	34.3%	(27.7%	)	(2.8%	)	—		(1.4%	)	14.2%	24.7%	(36.6%	)	2.5%	—
0.3%		0.1%	—	0.9%		0.1%		—		1.7%		1.9%	2.0%	2.3%		1.7%	—

$2,608		$2,704	$2,077	$1,538		$1,513		$—		$18,087		$19,939	$18,513	$15,954		$27,215	$—
207		206	189	189		135		—		1,162		1,265	1,345	1,449		1,571	—
$12.61		$13.11	$10.93	$8.12		$11.21		$—		$15.56		$15.76	$13.77	$11.02		$17.33	$—
(3.8%	)	19.9%	34.5%	(27.5%	)	(2.6%	)	—		(1.2%	)	14.4%	25.0%	(36.4%	)	2.7%	—
0.3%		0.1%	—	0.8%		0.1%		—		1.7%		1.9%	2.0%	2.3%		1.7%	—

$—		$—	$—	$—		$—		$—		$4,283		$4,391	$3,588	$3,013		$2,085	$—
—		—	—	—		—		—		294		299	281	296		131	—
$—		$—	$—	$—		$—		$—		$14.59		$14.70	$12.78	$10.17		$15.92	$—
—		—	—	—		—		—		(0.7%	)	15.0%	25.6%	(36.1%	)	3.3%	—
—		—	—	—		—		—		1.7%		2.0%	2.0%	2.6%		1.8%	—

$5,648		$5,521	$3,955	$2,233		$1,804		$—		$20,904		$21,416	$18,413	$14,220		$20,671	$—
429		405	348	267		156		—		1,423		1,448	1,429	1,390		1,289	—
$13.16		$13.61	$11.29	$8.35		$11.47		$—		$14.68		$14.79	$12.86	$10.24		$16.02	$—
(3.3%	)	20.5%	35.2%	(27.2%	)	(2.1%	)	—		(0.7%	)	15.0%	25.6%	(36.1%	)	3.3%	—
0.3%		0.1%	—	0.8%		0.1%		—		1.7%		1.9%	2.0%	2.4%		1.8%	—

$12		$—	$—	$—		$—		$15		$3		$—	$—	$—		$—	$4
1		—	—	—		—		2		—		—	—	—		—	—
$9.34		$—	$—	$—		$—		$9.43		$9.36		$—	$—	$—		$—	$8.64
(6.6%	)	—	—	—		—		(5.7%	)	(6.4%	)	—	—	—		—	(13.6%	)
0.8%		—	—	—		—		—		3.7%		—	—	—		—	5.0%

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Net Assets and Units Outstanding in 000’s) (Continued):

	T. Rowe Price Limited-Term Bond Portfolio
	2011	2010	2009	2008	2007

Group 1 Policies (a)
Net Assets	$—	$—	$—	$—	$—
Units Outstanding	—	—	—	—	—
Variable Accumulation Unit Value	$—	$—	$—	$—	$—
Total Return	—	—	—	—	—
Investment Income Ratio	—	—	—	—	—
Group 2 Policies (b)
Net Assets	$—	$—	$—	$—	$—
Units Outstanding	—	—	—	—	—
Variable Accumulation Unit Value	$—	$—	$—	$—	$—
Total Return	—	—	—	—	—
Investment Income Ratio	—	—	—	—	—
Group 3 Policies (c)
Net Assets	$744	$792	$744	$567	$275
Units Outstanding	54	59	57	47	23
Variable Accumulation Unit Value	$13.70	$13.48	$13.07	$12.07	$11.89
Total Return	1.6%	3.1%	8.3%	1.6%	5.5%
Investment Income Ratio	2.4%	2.8%	3.4%	3.8%	4.3%
Group 4 Policies (d)
Net Assets	$—	$—	$—	$—	$—
Units Outstanding	—	—	—	—	—
Variable Accumulation Unit Value	$—	$—	$—	$—	$—
Total Return	—	—	—	—	—
Investment Income Ratio	—	—	—	—	—
Group 5 Policies (e)
Net Assets	$68	$—	$—	$—	$—
Units Outstanding	7	—	—	—	—
Variable Accumulation Unit Value	$10.17	$—	$—	$—	$—
Total Return	1.7%	—	—	—	—
Investment Income Ratio	2.1%	—	—	—	—

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a)	Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(b)	Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(c)	Expenses as a percent of net assets range from 0.25% to 0.55%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(d)	Expenses as a percent of net assets range from .05% to 0.70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(e)	Expenses as a percent of net assets range from 0.25% to 0.75%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

NYLIAC VUL Separate Account-I

T. Rowe Price New America Growth Portfolio		The Merger Fund VL		UIF Emerging Markets Debt Portfolio—Class I						UIF Emerging Markets Equity Portfolio—Class I
2011		2011		2011	2010	2009	2008		2007	2011		2010	2009	2008		2007

$—		$—		$—	$—	$—	$—		$—	$16,785		$22,967	$21,150	$13,732		$35,299
—		—		—	—	—	—		—	709		787	857	938		1,040
$—		$—		$—	$—	$—	$—		$—	$23.67		$29.15	$24.66	$14.62		$33.95
—		—		—	—	—	—		—	(18.8%	)	18.2%	68.7%	(56.9%	)	39.5%
—		—		—	—	—	—		—	0.4%		0.6%	—	—		0.4%

$—		$—		$—	$—	$—	$—		$—	$14,511		$20,588	$18,832	$11,863		$29,608
—		—		—	—	—	—		—	589		679	735	782		842
$—		$—		$—	$—	$—	$—		$—	$24.70		$30.35	$25.62	$15.16		$35.13
—		—		—	—	—	—		—	(18.6%	)	18.4%	69.0%	(56.8%	)	39.8%
—		—		—	—	—	—		—	0.4%		0.6%	—	—		0.4%

$—		$—		$1,134	$831	$744	$552		$314	$1,475		$1,879	$1,210	$614		$1,646
—		—		55	43	42	41		20	54		56	43	37		43
$—		$—		$20.76	$19.39	$17.67	$13.57		$15.96	$27.51		$33.64	$28.26	$16.64		$38.36
—		—		7.0%	9.7%	30.2%	(15.0%	)	6.5%	(18.2%	)	19.0%	69.8%	(56.6%	)	40.5%
—		—		3.3%	4.1%	7.8%	7.7%		7.3%	0.4%		0.6%	—	—		0.4%

$—		$—		$—	$—	$—	$—		$—	$17,467		$21,910	$18,284	$8,782		$17,670
—		—		—	—	—	—		—	618		634	628	513		447
$—		$—		$—	$—	$—	$—		$—	$28.27		$34.56	$29.04	$17.10		$39.42
—		—		—	—	—	—		—	(18.2%	)	19.0%	69.8%	(56.6%	)	40.5%
—		—		—	—	—	—		—	0.4%		0.6%	—	—		0.4%

$—		$44		$—	$—	$—	$—		$—	$2		$—	$—	$—		$—
—		4		—	—	—	—		—	—		—	—	—		—
$9.30		$9.95		$—	$—	$—	$—		$—	$8.74		$—	$—	$—		$—
(7.0%	)	(0.5%	)	—	—	—	—		—	(12.6%	)	—	—	—		—
0.7%		12.8%		—	—	—	—		—	0.3%		—	—	—		—

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Net Assets and Units Outstanding in 000’s) (Continued):

	UIF U.S. Real Estate Portfolio—Class I
	2011	2010	2009	2008		2007

Group 1 Policies (a)
Net Assets	$2,153	$1,800	$455	$416		$—
Units Outstanding	223	196	64	75		—
Variable Accumulation Unit Value	$9.64	$9.16	$7.10	$5.57		$—
Total Return	5.2%	29.1%	27.5%	(44.3%	)	—
Investment Income Ratio	0.9%	2.2%	3.1%	1.6%		—
Group 2 Policies (b)
Net Assets	$1,305	$1,026	$404	$151		$—
Units Outstanding	133	111	57	27		—
Variable Accumulation Unit Value	$9.71	$9.21	$7.12	$5.58		$—
Total Return	5.4%	29.3%	27.7%	(44.2%	)	—
Investment Income Ratio	0.9%	2.4%	3.9%	2.9%		—
Group 3 Policies (c)
Net Assets	$1,556	$1,475	$1,021	$678		$880
Units Outstanding	65	65	58	50		40
Variable Accumulation Unit Value	$24.07	$22.73	$17.49	$13.62		$21.94
Total Return	5.9%	30.0%	28.4%	(37.9%	)	(17.1%	)
Investment Income Ratio	0.8%	2.0%	3.2%	3.5%		1.2%
Group 4 Policies (d)
Net Assets	$2,970	$2,248	$779	$1,348		$—
Units Outstanding	292	234	106	233		—
Variable Accumulation Unit Value	$10.18	$9.61	$7.39	$5.76		$—
Total Return	5.9%	30.0%	28.4%	(42.4%	)	—
Investment Income Ratio	0.8%	1.2%	4.6%	3.4%		—
Group 5 Policies(e)
Net Assets	$2	$—	$—	$—		$—
Units Outstanding	—	—	—	—		—
Variable Accumulation Unit Value	$10.01	$—	$—	$—		$—
Total Return	0.1%	—	—	—		—
Investment Income Ratio	0.1%	—	—	—		—

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a)	Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(b)	Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(c)	Expenses as a percent of net assets range from 0.25% to 0.55%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(d)	Expenses as a percent of net assets range from .05% to 0.70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(e)	Expenses as a percent of net assets range from 0.25% to 0.75%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

NYLIAC VUL Separate Account-I

Van Eck VIP Global Hard Assets— Initial Class							Van Eck VIP Multi-Manager Alternatives—Initial Class							Victory VIF Diversified Stock Fund— Class A Shares
2011		2010	2009	2008		2007	2011		2010	2009	2008		2007	2011

$10,859		$14,175	$11,490	$6,746		$11,631	$—		$—	$—	$—		$—	$—
599		648	674	620		570	—		—	—	—		—	—
$18.14		$21.87	$17.04	$10.89		$20.36	$—		$—	$—	$—		$—	$—
(17.0%	)	28.3%	56.4%	(46.5%	)	44.0%	—		—	—	—		—	—
1.2%		0.4%	0.2%	0.3%		0.1%	—		—	—	—		—	—

$8,865		$10,619	$8,680	$5,151		$8,621	$—		$—	$—	$—		$—	$—
502		500	524	488		438	—		—	—	—		—	—
$17.69		$21.28	$16.55	$10.56		$19.69	$—		$—	$—	$—		$—	$—
(16.9%	)	28.6%	56.7%	(46.4%	)	44.4%	—		—	—	—		—	—
1.1%		0.4%	0.2%	0.3%		0.1%	—		—	—	—		—	—

$2,274		$3,130	$2,237	$1,318		$1,966	$1,076		$1,234	$1,101	$627		$477	$—
66		74	68	63		51	99		111	104	67		44	—
$35.48		$42.46	$32.86	$20.86		$38.71	$10.91		$11.16	$10.63	$9.34		$10.74	$—
(16.5%	)	29.2%	57.5%	(46.1%	)	45.4%	(2.3%	)	5.0%	13.9%	(13.1%	)	4.1%	—
1.2%		0.3%	0.3%	0.3%		0.1%	0.9%		—	0.2%	0.1%		0.4%	—

$21,347		$24,027	$17,513	$8,497		$12,922	$—		$—	$—	$—		$—	$—
1,134		1,066	1,002	761		627	—		—	—	—		—	—
$18.83		$22.54	$17.44	$11.07		$20.55	$—		$—	$—	$—		$—	$—
(16.5%	)	29.2%	57.5%	(46.1%	)	45.4%	—		—	—	—		—	—
1.1%		0.3%	0.2%	0.3%		0.1%	—		—	—	—		—	—

$22		$—	$—	$—		$—	$60		$—	$—	$—		$—	$26
3		—	—	—		—	6		—	—	—		—	3
$8.11		$—	$—	$—		$—	$9.67		$—	$—	$—		$—	$8.90
(18.9%	)	—	—	—		—	(3.3%	)	—	—	—		—	(11.0%	)
—		—	—	—		—	—		—	—	—		—	0.7%

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of New York Life Insurance and Annuity Corporation and the Variable Universal Life Separate Account-I Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the investment divisions listed in Note 1 of the New York Life Insurance and Annuity Corporation Variable Universal Life Separate Account-I as of December 31, 2011, the results of each of their operations, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as “financial statements”) are the responsibility of New York Life Insurance and Annuity Corporation management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments by correspondence with the custodian at December 31, 2011, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 17, 2012

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED FINANCIAL STATEMENTS

(GAAP Basis)

December 31, 2011 and 2010

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED BALANCE SHEET

	December 31,
	2011	2010
	(In millions)
ASSETS
Fixed maturities, at fair value
Available-for-sale (includes securities pledged as collateral that can be sold or repledged of $452 in 2011 and 2010)	$69,692	$64,295
Trading securities	147	96
Equity securities, at fair value
Available-for-sale	177	23
Trading securities	2	3
Mortgage loans, net of allowances	7,152	5,805
Policy loans	848	822
Securities purchased under agreements to resell	90	146
Investments in affiliates	1,637	1,047
Other investments	1,230	1,159

Total investments	80,975	73,396
Cash and cash equivalents	520	761
Deferred policy acquisition costs	2,873	3,429
Interest in annuity contracts	5,720	5,454
Amounts recoverable from reinsurer
Affiliated	7,345	7,095
Unaffiliated	278	255
Other assets	1,233	1,121
Separate account assets	18,955	18,759

Total assets	$117,899	$110,270

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Policyholders’ account balances	$63,049	$60,656
Future policy benefits	9,352	6,937
Policy claims	282	231
Obligations under structured settlement agreements	5,720	5,454
Amounts payable to reinsurer
Affiliated	6,389	6,148
Unaffiliated	41	37
Other liabilities	3,182	2,688
Separate account liabilities	18,955	18,759

Total liabilities	106,970	100,910

Stockholder’s Equity
Capital stock — par value $10,000 (20,000 shares authorized, 2,500 issued and outstanding)	25	25
Additional paid in capital	3,928	3,628
Accumulated other comprehensive income	1,904	1,000
Retained earnings	5,072	4,707

Total stockholder’s equity	10,929	9,360

Total liabilities and stockholder’s equity	$117,899	$110,270

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENT OF INCOME

	Year Ended December 31,
	2011	2010	2009
	(In millions)
Revenues
Premiums	$2,427	$1,892	$1,797
Fees-universal life and annuity policies	838	731	635
Net investment income	3,597	3,567	3,265
Net investment (losses) gains
Total other-than-temporary impairments on fixed maturity securities	(122)	(172)	(397)
Total other-than-temporary impairments on fixed maturity securities recognized in accumulated other comprehensive income	14	57	241
All other net investment gains	93	124	71

Total net investment (losses) gains	(15)	9	(85)
Net revenue from reinsurance	82	218	145
Other income	55	47	41

Total revenues	6,984	6,464	5,798

Expenses
Interest credited to policyholders’ account balances	2,415	2,217	2,068
Increase in liabilities for future policy benefits	1,953	1,467	1,480
Policyholder benefits	867	674	502
Operating expenses	1,274	1,247	954

Total expenses	6,509	5,605	5,004

Income before income taxes	475	859	794
Income tax expense	110	208	260

Net income	$365	$651	$534

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENT OF STOCKHOLDER’S EQUITY

Years Ended December 31, 2011, 2010 and 2009

(In millions)

			Accumulated Other Comprehensive Income (Loss)
	Capital Stock	Additional Paid In Capital	Net Unrealized Investment Gains (Losses)	Net Unrealized Gains (Losses) on Other-Than Temporarily Impaired Fixed Maturity Investments	Retained Earnings	Total Stockholder’s Equity
Balance at December 31, 2008	$25	$2,628	$(2,137)	$—	$3,474	$3,990
Cumulative effect of change in accounting principle, net of related offsets and income tax			(40)	(8)	48	—

Balance at January 1, 2009, as adjusted	$25	$2,628	$(2,177)	$(8)	$3,522	$3,990
Comprehensive income:
Net income					534	534
Other comprehensive income
Unrealized investment gains (losses), net of related offsets, reclassification adjustments and income taxes			2,360	(64)		2,296

Total comprehensive income						2,830
Capital Contribution		1,000				1,000

Balance at December 31, 2009	$25	$3,628	$183	$(72)	$4,056	$7,820
Comprehensive income:
Net income					651	651
Other comprehensive income
Unrealized investment gains, net of related offsets, reclassification adjustments and income taxes			875	14		889

Total comprehensive income						1,540

Balance at December 31, 2010	$25	$3,628	$1,058	$(58)	$4,707	$9,360
Comprehensive income:
Net income					365	365
Other comprehensive income
Unrealized investment gains, net of related offsets, reclassification adjustments and income taxes			901	3		904

Total comprehensive income						1,269
Capital Contribution		300				300

Balance at December 31, 2011	$25	$3,928	$1,959	$(55)	$5,072	$10,929

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENT OF CASH FLOWS

	Year Ended December 31,
	2011	2010	2009
	(In millions)
Cash Flows from Operating Activities:
Net income	$365	$651	$534
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Depreciation and amortization	11	(8)	(26)
Net capitalization of deferred policy acquisition costs	(23)	(83)	(403)
Universal life and annuity fees	(623)	(570)	(529)
Interest credited to policyholders’ account balances	2,415	2,217	2,068
Net investment losses (gains)	15	(9)	85
Equity in earnings of limited partnerships	6	(22)	(25)
Deferred income taxes	(138)	72	53
Net revenue from intercompany reinsurance	(1)	(1)	(35)
Net change in unearned revenue liability	25	36	42
Changes in:
Other assets and other liabilities	200	(225)	34
Reinsurance (payables) recoverables	(1)	(52)	12
Policy claims	51	(6)	44
Future policy benefits	1,955	1,476	1,482

Net cash provided by operating activities	4,257	3,476	3,336

Cash Flows from Investing Activities:
Proceeds from:
Sale of available-for-sale fixed maturities	16,284	22,448	19,475
Maturity of available-for-sale fixed maturities	2,504	1,573	1,176
Sale of equity securities	120	40	1,526
Repayment of mortgage loans	657	996	625
Sale of other investments	3,083	3,615	460
Sale of trading securities	35	22	16
Cost of:
Available-for-sale fixed maturities acquired	(21,514)	(29,262)	(31,579)
Equity securities acquired	(282)	(11)	(369)
Mortgage loans acquired	(2,010)	(1,055)	(803)
Acquisition of other investments	(3,873)	(3,854)	(966)
Acquisition of trading securities	(86)	(73)	—
Securities purchased under agreements to resell	56	26	13
Cash collateral (paid) received on derivatives	(10)	—	13
Policy loans (net)	(27)	(18)	(57)

Net cash used in investing activities	(5,063)	(5,553)	(10,470)

Cash Flows from Financing Activities:
Policyholders’ account balances:
Deposits	6,187	7,756	10,396
Withdrawals	(4,817)	(4,467)	(4,415)
Net transfers to the separate accounts	(806)	(567)	(29)
Decrease in loaned securities	—	—	(736)
Securities sold under agreements to repurchase (net)	(68)	(353)	499
Net (paydowns) proceeds from debt	(11)	(52)	65
Change in book and bank overdrafts	(12)	17	(22)
Cash collateral (paid) received on derivatives	(30)	14	79
Capital contribution from parent	123	—	877

Net cash provided by financing activities	566	2,348	6,714

Effect of exchange rate changes on cash and cash equivalents	(1)	3	—

Net (decrease) increase in cash and cash equivalents	(241)	274	(420)
Cash and cash equivalents, beginning of year	761	487	907

Cash and cash equivalents, end of year	$520	$761	$487

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(GAAP BASIS)

DECEMBER 31, 2011, 2010 AND 2009

NOTE 1 — NATURE OF OPERATIONS

New York Life Insurance and Annuity Corporation (the “Company”), domiciled in the State of Delaware, is a direct, wholly owned subsidiary of New York Life Insurance Company (“New York Life”). The Company’s primary business operations are its Insurance and Investment Groups. The Company offers a wide variety of interest sensitive and variable life insurance and annuity products to a large cross section of the insurance market. The Company markets its products in all 50 of the United States, and the District of Columbia, primarily through New York Life’s agency force with certain products also marketed through independent brokers and brokerage general agents.

Basis of Presentation

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and reflect the consolidation with majority owned and controlled limited liability companies, as well as a variable interest entity in which the Company is considered the primary beneficiary. All intercompany transactions have been reconciled in consolidation.

Certain amounts in prior years have been reclassified to conform to the current year presentation. These reclassifications had no effect on net income or stockholder’s equity as previously reported.

The Delaware State Insurance Department (“the Department”) recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware State Insurance Law. Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP (refer to Note 17 — Statutory Financial Information for further discussion).

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs (“DAC”) and related amortization; valuation of investments including derivatives and recognition of other-than-temporary impairments (“OTTI”); future policy benefits including guarantees; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Investments

Fixed maturity investments classified as available-for-sale or trading are reported at fair value. For a discussion on valuation methods for fixed maturity securities reported at fair value, refer to Note 15 — Fair Value Measurements. The amortized cost of fixed maturity securities is adjusted for amortization of premium and accretion of discounts. Interest income, as well as the related amortization of premium and accretion of discount, is included in net investment income in the accompanying Consolidated Statement of Income.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Unrealized gains and losses on available-for-sale securities are reported in net unrealized investment gains (losses) in accumulated other comprehensive income (“AOCI”), net of deferred taxes and related adjustments, in the accompanying Consolidated Balance Sheet. Unrealized gains and losses from fixed maturity investments classified as trading are reflected in net investment gains (losses) in the accompanying Consolidated Statement of Income.

Included within fixed maturity investments are mortgage-backed and asset-backed securities. Amortization of the premium or accretion of discount from the purchase of these securities considers the estimated timing and amount of cash flows of the underlying loans, including prepayment assumptions based on data obtained from external sources or internal estimates. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above at date of acquisition), projected future cash flows are updated monthly, and the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For mortgage-backed and asset-backed securities that are not of high credit quality (those rated below AA at date of acquisition), certain floating rate securities and securities with the potential for a loss of a portion of the original investment due to contractual prepayments (i.e. interest only securities), the effective yield is adjusted prospectively for any changes in estimated cash flows.

The cost basis of fixed maturity securities are adjusted for impairments in value deemed to be other-than-temporary, and a realized loss is recognized in net investment gains (losses) in the accompanying Consolidated Statement of Income. The new cost basis is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an OTTI, impaired fixed maturity securities are accounted for as if purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods based on prospective changes in cash flow estimates, to reflect adjustments to the effective yield.

Factors considered in evaluating whether a decline in value is other-than-temporary include: (i) whether the decline is substantial; (ii) the duration of time that the fair value has been less than cost; and (iii) the financial condition and near-term prospects of the issuer. Mortgage-backed and asset-backed securities rated below AA at acquisition, when the fair value is below amortized cost and there are negative changes in estimated future cash flows are deemed other-than-temporary impaired securities.

With respect to fixed maturities in an unrealized loss position, an OTTI is recognized in earnings when it is anticipated that the amortized cost will not be recovered. The entire difference between the fixed maturity security’s cost and its fair value is recognized in earnings only when either the Company (i) has the intent to sell the fixed maturity security or (ii) more likely than not will be required to sell the fixed maturity security before its anticipated recovery. If this condition does not exist, an OTTI would be recognized in earnings (“credit loss”) for the difference between the amortized cost basis of the fixed maturity and the present value of projected future cash flows expected to be collected. The difference between the fair value and the present value of projected future cash flows expected to be collected represents the portion of OTTI related to other-than credit factors (“non-credit loss”) and is recognized in other comprehensive income or loss (“OCI”). The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the fixed maturity prior to impairment.

The determination of cash flow estimates in the net present value is subjective and methodologies will vary, depending on the type of security. The Company considers all information relevant to the collectability of the security, including past events, current conditions and reasonably supportable assumptions and forecasts in developing the estimate of cash flows expected to be collected. This information generally includes, but may not be limited to, the remaining payment terms of the security, estimated prepayment speeds, defaults and recoveries upon liquidation of the underlying collateral securing the notes, the financial condition of the issuer(s), credit

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

enhancements and other third-party guarantees. In addition, other information, such as industry analyst reports and forecasts, sector credit ratings, the financial condition of the bond insurer for insured fixed income securities and other market data relevant to the collectability may also be considered, as well as the expected timing of the receipt of insured payments, if any. The estimated fair value of the collateral may be used to estimate recovery value if the Company determines that the security is dependent on the liquidation of the collateral for recovery.

For the non-agency residential mortgage-backed security (“RMBS”) portfolio, the Company updates cash flow projections quarterly. The projections are determined for each security based upon the evaluation of prepayment, delinquency and default rates for the pool of mortgages collateralizing each security, and the projected impact on the course of future prepayments, defaults and loss in the pool of mortgages, but do not include market prices. As a result, forecasts may change from period to period and additional impairments may be recognized over time as a result of deterioration in the fundamentals of a particular security or group of securities and/or a continuation of heightened mortgage defaults for a period longer than the assumptions used in the previous forecasts. Both qualitative and quantitative factors are used in creating the Company’s non-agency RMBS cash flow models. As such, any estimate of impairments is subject to the inherent limitation on the Company’s ability to predict the aggregate course of future events. It should, therefore, be expected that actual losses may vary from any estimate and the Company may recognize additional OTTI.

Equity securities are carried at fair value. For a discussion on valuation methods for equity securities refer to Note 15 — Fair Value Measurements. Unrealized gains and losses on equity securities classified as available-for-sale are reflected in net unrealized investment gains or losses in AOCI, net of deferred taxes and related adjustments, in the accompanying Consolidated Balance Sheet. Unrealized gains and losses from investments in equity securities classified as trading are reflected in net investment gains or losses in the accompanying Consolidated Statement of Income.

Factors considered in evaluating whether a decline in value of an available-for-sale equity security is other than temporary include: i) whether the decline is substantial; ii) the duration that the fair value has been less than cost; and iii) the financial condition and near-term prospects of the issuer. For equity securities, the Company also considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost. When it is determined that a decline in value is other-than-temporary, the cost basis of the equity security is reduced to its fair value, with the associated realized loss reported in net investment gains or losses in the accompanying Consolidated Statement of Income. The new cost basis is not adjusted for subsequent increases in estimated fair value.

Mortgage loans on real estate are carried at unpaid principal balances, net of discounts/premiums and valuation allowances, and are secured. Specific valuation allowances are established for the excess carrying value of the mortgage loan over the estimated fair value of the collateral, when it is probable that based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Fair value of the collateral is updated triennially unless a more current appraisal is warranted. The Company also has a general valuation allowance for probable incurred but not specifically identified losses. The general valuation allowance is determined by applying a factor against the commercial and residential mortgage loan portfolios, excluding loans for which a specific allowance has already been recorded, to estimate potential losses in each portfolio. The general allowance factor for the commercial mortgage loan portfolio is based on the Company’s historical loss experience as well as industry data regarding commercial loan delinquency rates. The Company analyzes industry data regarding specific credit risk based on geographic locations and property types as well as probability of default, timing of default and loss severity for each loan in a given portfolio. The general allowance factor for the residential mortgage loan portfolio takes into account loan-to-value ratios (“LTV”) of the portfolio, as well as expected defaults and loss severity of loans deemed to be delinquent.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

For commercial and residential mortgage loans, the Company accrues interest income on loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. The Company places loans on non-accrual status and ceases to recognize interest income when management determines that collection of interest and repayment of principal is not probable. Any accrued, but uncollected, interest is reversed out of interest income once a loan is put on non-accrual status. Interest payments received on loans where interest payments have been deemed uncollectible are recognized on a cash basis and recorded as interest income.

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring (“TDR”). The Company assesses loan modifications on a case-by-case basis to evaluate whether a TDR has occurred. A specific valuation allowance is established for mortgage loans restructured in a TDR for the excess carrying value of the mortgage loan over the estimated fair value of the collateral.

Policy loans are stated at the aggregate balance due. A valuation allowance is established for policy loan balances, including capitalized interest that exceeds the related policy’s cash surrender value.

Investment in Affiliates consists of the Company’s investment in the New York Life Short Term Fund (“STIF”) and The Madison Capital Funding LLC (“MCF”) Loan Agreement. For further discussion refer to Note 4 — Investments.

Other investments consist primarily of direct investments in limited partnerships and limited liability companies, derivatives (see discussion on Derivative Financial Instruments below), short-term investments, real estate and senior secured commercial loans. Investments in limited partnerships and limited liability companies are accounted for using the equity method of accounting. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are carried at fair value. Investments in real estate, which the Company has the intent to hold for the production of income, are carried at depreciated cost, net of write-downs for other-than-temporary declines in fair value. Properties held-for-sale are carried at the lower of depreciated cost or fair value, less estimated selling costs and are not further depreciated once classified as such.

In many cases, limited partnerships and limited liability companies that the Company invests in qualify as investment companies and apply specialized accounting practices, which result in unrealized gains and losses being recorded in the accompanying Consolidated Statement of Income. The Company retains this specialized accounting practice in consolidation. For consolidated limited partnerships, the underlying investments, which may consist of various classes of assets, are aggregated and stated at fair value in other investments in the accompanying Consolidated Balance Sheet. For limited partnerships accounted for under the equity method, the unrealized gains and losses from the underlying investments are reported in net investment income in the accompanying Consolidated Statement of Income.

Senior secured commercial loans that management has the intent and ability to hold until maturity or payoff are reported at their outstanding unpaid principal balances reduced by any charge-off or loss reserve and net of any deferred fees on originated loans, or unamortized premiums or discounts on purchased loans. The Company assesses its loans on a monthly basis for collectability in light of historical experience, the nature and volume of the loan portfolio, adverse situations that may affect the borrower’s ability to repay and prevailing economic conditions. Specific loans are considered for impairment when it is probable that the Company will be unable to collect the scheduled payments of principal and interest when due according to the contractual terms of the loan agreement. Factors considered by management in determining impairment include payment status and the financial condition of the borrower. Impaired loan measurement may be based on the present value of expected future cash flows discounted at the loan’s measurement effective interest rate, at the loan’s observable market

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

price or the fair value of the collateral if the loan is collateral dependent. A loss reserve is established for the calculated impairment. A general valuation allowance for probable incurred but not specifically identified losses is determined for the remainder of the portfolio. These loans are assigned internal risk ratings and the Company utilizes a specific reserve percentage for each category of risk rating. The loss reserve rate is multiplied by outstanding debt in each related risk category to determine the general reserve on these loans.

Net investment gains or losses on sales are generally computed using the specific identification method.

Cash equivalents include investments that have remaining maturities of three months or less at date of purchase and are carried at fair value.

Derivative Financial Instruments

Derivative financial instruments are accounted for at fair value. The treatment of changes in the fair value of derivatives depends on the characteristics of the transaction, including whether it has been designated and qualifies as part of a hedging relationship. Derivatives that do not qualify for hedge accounting are carried at fair value with changes in value included in net investment gains (losses) in the accompanying Consolidated Statement of Income.

To qualify as a hedge, the hedge relationship is designated and formally documented at inception by detailing the particular risk management objective and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed and measured. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value, or cash flows, for the risk being hedged. The hedging relationship is considered highly effective if the changes in fair value or discounted cash flows of the hedging instrument are within 80% and 125% of the inverse changes in the fair value or discounted cash flows of the hedged item. The Company formally assesses effectiveness of its hedging relationships both at the hedge inception and on a quarterly basis in accordance with its risk management policy.

The Company discontinues hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expired or is sold, terminated or exercised; (iii) the derivative is de-designated as a hedge instrument; (iv) it is probable that the forecasted transaction will not occur, or (v) management determines that designation of the derivative as a hedge instrument is no longer appropriate. The Company continually assesses the credit standing of the derivative counterparty and if the counterparty is deemed to be no longer creditworthy, the hedge will no longer be effective. As a result, the Company will prospectively discontinue hedge accounting.

The Company receives collateral on derivative transactions, which is included in other liabilities in the accompanying Consolidated Balance Sheet, to mitigate its risk of loss (refer to Note 12 — Derivative Financial Instruments and Risk Management.

Fair Value Hedges

The Company designates and accounts for the following as fair value hedges when they have met the requirements of authoritative guidance related to derivatives and hedging: (i) interest rate swaps to convert fixed rate investments to floating rate investments and (ii) equity swaps to hedge the market price risk for common stock investments.

For fair value hedges, the Company generally uses a qualitative assessment to assess hedge effectiveness, which matches the critical terms of the derivative with the underlying hedged item. For fair value hedges of equity investments, the Company uses regression analysis, which measures the correlation to the equity exposure being hedged. For fair value hedges, in which derivatives hedge the fair value of assets, changes in the fair value of derivatives are reflected in net investment gains and losses, together with changes in the fair value of the related hedged item. The Company’s fair value hedges primarily hedge fixed maturity securities.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Cash Flow Hedges

The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of the authoritative guidance related to derivatives and hedging: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities into fixed rate liabilities and (iii) interest rate swaps to hedge the interest rate risk associated with forecasted transactions.

For cash flow hedges in which derivatives hedge the variability of cash flows related to variable rate available-for-sale securities and available-for-sale securities that are exposed to foreign exchange risk, the accounting treatment depends on the effectiveness of the hedge. To the extent the derivatives are effective in offsetting the variability of the hedged cash flows; changes in the derivatives’ fair value will not be included in current earnings but are reported in OCI. These changes in fair value will be included in net investment gains (losses) or net investment income of future periods when earnings are also affected by the variability of the hedged cash flows. For hedges of assets or liabilities that are subject to transaction gains and losses under the authoritative guidance related to foreign currency, the change in fair value relative to the change in spot rates during the reporting period is reclassified and reported with the transaction gain or loss of the asset or liability being hedged. To the extent these derivatives are not effective, changes in their fair values are immediately included in earnings in net investment gains (losses).

The assessment of hedge effectiveness for cash flow hedges of interest rate risk excludes amounts relating to risks other than exposure to the benchmark interest rate. The Company uses either the short-cut method, if appropriate, or regression analysis to assess hedge effectiveness to changes in the benchmark interest rate. The change in variable cash flows method is used to measure hedge ineffectiveness when appropriate.

For cash flow hedges of forecasted transactions, hedge accounting is discontinued when it is probable that a forecasted transaction will not occur. In these cases, the derivative will continue to be carried on the balance sheet at its fair value, and gains and losses that were in AOCI will be recognized immediately in net investment gains (losses). When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in OCI and will be recognized when the transaction affects net income; however, prospective hedge accounting for the transaction is terminated. In all other cash flow hedge situations in which hedge accounting is discontinued, the gains and losses that were accumulated in OCI will be recognized immediately in net investment gains (losses) and the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current period net investment gains (losses).

Embedded Derivatives

The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the balance sheet at fair value and changes in their fair value are recorded currently in earnings. In certain instances, the Company may elect to carry the entire contract on the balance sheet at fair value.

For further information on the Company’s derivative instruments and related hedged items and their effect on the Company’s financial position, financial performance and cash flows refer to Note 12 — Derivative Financial Instruments and Risk Management.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Variable Interest Entities (“VIEs”)

In the normal course of its investment activities, the Company enters into relationships with various special purpose entities (“SPEs”) and other entities that are deemed to be VIEs. A VIE is an entity that either (i) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control activities of the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (ii) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. If the Company determines that it is the VIE’s primary beneficiary, it is required to consolidate the VIE.

The Company is the primary beneficiary of a VIE if the Company has (i) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (ii) the obligation to absorb losses of or the right to receive benefits from the entity that could be potentially significant to the VIE. If both conditions are present, the Company is required to consolidate the VIE.

This authoritative guidance is deferred indefinitely for certain entities that have the attributes of investment companies, with the exception of securitizations, asset-backed financings, collateralized structure and former qualifying SPEs. In addition, entities are not eligible for the deferral if any obligation to fund losses or guarantee performance exists. In accordance with the deferral provisions, the Company is the primary beneficiary and is required to consolidate the VIE if it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns, or both.

Loaned Securities and Repurchase Agreements

The Company enters into securities lending agreements whereby certain investment securities are loaned to third-parties for the purpose of enhancing income on certain securities held. Securities loaned are treated as financing arrangements, and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company requires initial collateral, usually in the form of cash, equal to 102% of the fair value of domestic securities loaned. If foreign securities are loaned and the denomination of the collateral is other than the denomination of the currency of the loaned securities, then the initial required collateral is 105% of the face value. The Company monitors the fair value of securities loaned with additional collateral obtained as necessary.

The Company enters into agreements to purchase and resell securities, and agreements to sell and repurchase securities for the purpose of enhancing income on the securities portfolio. Securities purchased under agreements to resell are treated as investing activities and are carried at fair value, including accrued interest. It is the Company’s policy to generally take possession, or control, of the securities purchased under these agreements to resell. However, for tri-party repurchase agreements, the Company’s designated custodian takes possession of the underlying collateral securities. Securities purchased under agreement to resell are reflected separately in the accompanying Consolidated Balance Sheet.

Under agreements to sell and repurchase securities, the Company obtains the use of funds from a broker for generally one month. Assets to be repurchased are the same, or substantially the same, as the assets transferred. Securities sold under agreements to repurchase are treated as financing arrangements. Collateral received is invested in short-term investments with an offsetting collateral liability. The liability is included in other liabilities in the accompanying Consolidated Balance Sheet.

The fair value of the securities to be repurchased or resold is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Deferred Policy Acquisition Costs

The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that vary with and are primarily related to the production of new and renewal business have been deferred and recorded as an asset in the accompanying Consolidated Balance Sheet. These costs consist primarily of commissions, certain expenses of underwriting and issuing contracts and certain agency expenses.

For universal life and deferred annuity contracts, such costs are amortized in proportion to estimated gross profits over the estimated effective life of those contracts. Changes in assumptions for all policies and contracts are reflected as retroactive adjustments in the current year’s amortization. For these contracts the carrying amount of DAC is adjusted at each balance sheet date as if the unrealized investment gains or losses had been realized and included in the gross margins or gross profits used to determine current period amortization. The increase or decrease in DAC, due to unrealized investment gains or losses, is recorded in OCI.

For single premium immediate annuities with life contingencies, all acquisition costs are charged to expense immediately because generally all premiums are received at the inception of the contract.

The Company assesses internal replacements to determine whether such modifications significantly change the contract terms. When the modification substantially changes the contract, DAC is written-off immediately through income and only new deferrable expenses associated with the replacements are deferred. DAC written-off at the date of lapse cannot be restored when a policy subsequently reinstates. If the contract modifications do not substantially change the contract, DAC amortization on the original policy will continue and any acquisition costs associated with the related modification are expensed.

Sales Inducements

For some deferred annuity products, the Company offers policyholders a bonus equal to a specified percentage of the policyholder’s initial deposit and additional credits to the policyholder’s account value related to minimum accumulation benefits, which are considered sales inducements in certain instances. The Company also offers enhanced crediting rates on certain dollar cost averaging programs related to its deferred annuity products. The Company defers these aforementioned sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. Deferred sales inducements are reported in other assets in the accompanying Consolidated Balance Sheet.

Intangible Assets

The Company holds an intangible asset with a finite life is amortized over its useful life. Intangible assets with a finite useful life are tested for impairment when facts and circumstances indicate that its carrying amount may not be recoverable, and an impairment loss is recognized when the carrying amount of an asset exceeds the estimated undiscounted cash flows attributable to the asset. The amount of the impairment loss to be recorded is calculated by the excess of the asset’s carrying value over its fair value.

Fair value is generally determined using discounted cash flow analysis using assumptions that a market participant would use.

All intangible assets are reported in other assets in the accompanying Consolidated Balance Sheet.

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

account balance. This liability also includes amounts that have been assessed to compensate the insurer for services to be performed over future periods, and the fair value of embedded derivatives in the above contracts (refer to Note 6 — Policyholders’ Liabilities).

Future Policy Benefits

The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality, less the present value of future net premiums. For non-participating traditional life insurance and annuity products, expected mortality and lapse or surrender are generally based on the Company’s historical experience or standard industry tables including a provision for the risk of adverse deviation. Interest rate assumptions are based on factors such as market conditions and expected investment returns. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. If experience is less favorable than assumed and future losses are projected under loss recognition testing, then additional liabilities may be required, resulting in a charge to increase in liabilities for future policy benefits in the accompanying Consolidated Income Statement. The Company does not establish loss reserves until a loss has occurred.

The Company’s liability for future policy benefits also includes liabilities for guarantee benefits related to certain non-traditional long-duration life and annuity contracts, which are discussed more fully in Note 6 —  Policyholders’ Liabilities.

Policy Claims

The Company’s liability for policy claims includes a liability for unpaid claims and claim adjustment expenses. Unpaid claims and claim adjustment expenses include estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date.

Debt

Debt is generally carried at unpaid principal balance and is included in other liabilities in the accompanying Consolidated Balance Sheet. Refer to Note 15 – Fair Value Measurements for discussion on the fair value of debt.

Separate Account Assets and Liabilities

The Company has separate accounts, some of which are registered with the Securities and Exchange Commission (“SEC”) and others that are not registered with the SEC. The Company reports separately, as separate account assets and separate account liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company’s general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The separate accounts have varying investment objectives, are segregated from the Company’s general account and are maintained for the benefit of separate account policyholders. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. All separate account assets are stated at fair value. The separate account liabilities represent the policyholders’ interest in the account, and include accumulated net investment income and realized and unrealized gains and losses on the assets.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Contingencies

Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Regarding litigation, management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

Other Assets and Other Liabilities

Other assets primarily consist of investment income due and accrued, receivables from affiliates and sales inducements. Other liabilities consist primarily of net deferred tax liabilities, collateral received on securities loaned and payables to affiliates.

Recognition of Insurance Income and Related Expenses

Premiums from annuity policies with life contingencies and from whole and term life policies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by providing for liabilities for future policy benefits (as discussed in Note 6 — Policyholders’ Liabilities) and the deferral and subsequent amortization of policy acquisition costs.

Amounts received under deferred annuity and universal life type contracts are reported as deposits to policyholders’ account balances (as discussed in Note 6 — Policyholders’ Liabilities). Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges, and are included as fee income in the accompanying Consolidated Statement of Income. In addition to fees, the Company earns investment income from the investment of policyholders’ deposits in the Company’s general account portfolio. Amounts previously assessed to compensate the Company for services to be performed over future periods are deferred and recognized into income over the period benefited, using the same assumptions and factors used to amortize DAC. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders’ account balances.

Premiums for contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided are recorded as income when due. Any excess profit is deferred and recognized as income in a constant relationship to insurance in-force and, for annuities, in relation to the amount of expected future benefit payments.

Premiums, universal life fee income, benefits and expenses are stated net of reinsurance ceded. Estimated reinsurance ceding allowances are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Net revenue from reinsurance primarily represents the experience rated refund, amortization of the deferred gain and the reserve adjustment associated with the reinsurance business ceded to New York Life, as discussed in Note 10 — Reinsurance. This net revenue adjustment excludes ceded universal life fees and ceded policyholder benefits, which are included on these respective lines in the accompanying Consolidated Statement of Income.

Federal Income Taxes

Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets and liabilities are recognized for expected future tax consequences of temporary differences between GAAP and taxable income. Temporary differences are identified

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

and measured using a balance sheet approach whereby GAAP and tax balance sheets are compared to each other. Deferred income taxes are generally recognized based on enacted tax rates and a valuation allowance is recorded if it is more likely than not that any portion of the deferred tax asset will not be realized.

The authoritative guidance on income taxes requires an evaluation of the recoverability of deferred tax assets and establishment of a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance many factors are considered, including: (i) the nature of deferred tax assets and liabilities; (ii) whether they are ordinary or capital; (iii) in which tax jurisdictions they were generated and the timing of their reversal; (iv) taxable income in prior carry-back years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (v) the length of time that carryovers can be utilized in the various tax jurisdictions; (vi) any unique tax rules that would impact the utilization of the deferred tax assets; and (vii) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused.

The Company is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax liability is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that the Company is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable in the consolidated group. Intercompany tax balances are generally settled quarterly on an estimated basis with a final settlement within thirty days of the filing of the consolidated return.

In accordance with the authoritative guidance related to income taxes, the Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. The amount of tax benefit recognized for an uncertain tax position is the largest amount of benefit that is greater than fifty percent likely of being realized upon settlement. Unrecognized tax benefits are included within other liabilities and are charged to earnings in the period that such determination is made. The Company classifies interest and penalties related to tax uncertainties as income tax expense in the accompanying Consolidated Statement of Income.

Fair Value Measurements

For fair values of various assets and liabilities refer to Note 15 — Fair Value Measurements.

Business Risks and Uncertainties

In periods of extreme volatility and disruptions in the securities and credit markets and under certain interest rate scenarios, the Company could be subject to disintermediation risk and/or reduction in net interest spread or profit margins.

The Company’s investment portfolio consists principally of fixed income securities as well as mortgage loans, policy loans, limited partnerships, limited liability corporations, preferred and common stocks and equity real estate. The fair value of the Company’s investments varies depending on economic and market conditions and the interest rate environment. Furthermore, with respect to investments in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk, significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on these investments, as well as their related values. In addition, the amortization of market premium and accretion of

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience on the underlying mortgage loans. Actual prepayment timing will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

Certain of these investments lack liquidity, such as privately placed fixed income securities, equity real estate and other limited partnership interests. The Company also holds certain investments in asset classes that are liquid but have been experiencing significant market fluctuations, such as mortgage-backed and other asset-backed securities. If the Company were to require significant amounts of cash on short notice in excess of cash on hand and its portfolio of liquid investments, the Company could have difficulty selling these investments in a timely manner, be forced to sell them for less than they otherwise would have been able to realize, or both.

In periods of high or increasing interest rates, life insurance policy loans and surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to suffer realized investment losses. In addition, when interest rates rise, the Company may face competitive pressure to increase crediting rates on certain insurance and annuity contracts, and such changes may occur more quickly than corresponding changes to the rates earned on the Company’s general account investments.

During periods of low or declining interest rates, the Company is contractually obligated to credit a fixed minimum rate of interest on almost all of its life insurance and annuity policies. Should yields on new investments decline to levels below these guaranteed minimum rates for a long enough period, the Company may be required to credit interest to policyholders at a higher rate than the rate of return the Company earns on its portfolio of investments supporting those products, thus generating losses.

Although management of the Company employs a number of asset/liability management strategies to minimize the effects of interest rate volatility, no guarantee can be given that it will be successful in managing the effects of such volatility.

Issuers or borrowers whose securities or loans the Company holds, customers, trading counterparties, counterparties under swaps and other derivative contracts, reinsurers, clearing agents, exchanges, clearing houses and other financial intermediaries and guarantors may default on their obligations to us due to bankruptcy, insolvency, lack of liquidity, adverse economic conditions, operational failure, fraud or other reasons. In addition, the underlying collateral supporting the Company’s structured securities, including mortgage-backed securities, may deteriorate or default causing these structured securities to incur losses.

Weak equity market performance may adversely affect sales of variable products, cause potential purchasers of the Company’s products to refrain from new or additional investments, and may cause current customers to surrender or redeem their current products and investments.

Revenues of the Company’s variable products are, to a large extent, based on fees related to the value of assets under management (except for its Elite Annuity product, where future revenue is based on adjusted premium payments). Consequently, poor equity market performance reduces fee revenues. The level of assets under management could also be negatively affected by withdrawals or redemptions.

The Company issues certain variable products with various types of guaranteed minimum benefit features. The Company establishes reserves for the expected payments resulting from these features. The Company bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market. The Company also bears the risk that additional reserves may be required if partial surrender activity increases significantly for some annuity products during the period when account values are less than guaranteed amounts.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The Risk-Based Capital, or RBC, ratio is the primary measure by which regulators evaluate the capital adequacy of the Company. RBC is determined by statutory rules that consider risks related to the type and quality of invested assets, insurance-related risks associated with the Company’s products, interest rate risk and general business risks. Disruptions in the capital markets could increase equity and credit losses and reduce the Company’s statutory surplus and RBC ratio. To the extent the Company’s statutory capital resources are deemed to be insufficient to maintain a particular rating by one or more rating agencies, the Company may seek to improve its capital position, including through operational changes and potentially seeking capital from New York Life.

The Company faces significant competition.

The Company faces strong competition in its Insurance and Investment Group businesses. The Company’s ability to compete is based on a number of factors, including product features, investment performance, service, price, distribution capabilities, scale, commission structure, name recognition and financial strength ratings.

New York Life’s career agency force is the primary means by which it distributes life insurance products. In order to continue increasing life insurance sales, the Company must retain and attract additional productive career agents.

Rating agencies assign the Company financial strength/claims paying ability ratings, based on their evaluations of the Company’s ability to meet its financial obligations. These ratings indicate a rating agency’s view of an insurance company’s ability to meet its obligations to its insured. In certain of the Company’s markets, ratings are important competitive factors of insurance companies. Rating organizations continue to review the financial performance and condition of insurers, including the Company. A significant downgrade in the Company’s ratings could materially and adversely affect its competitive position in the life insurance market and increase its cost of funds.

Regulatory developments in the markets in which the Company operates could affect the Company’s business.

Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies in several areas, including pension regulation, financial services regulation, derivatives and federal taxation, can significantly and adversely affect the insurance industry and the Company. There are a number of current or potential regulatory measures that may affect the insurance industry. The Company is unable to predict whether any changes will be made, whether any administrative or legislative proposals will be adopted in the future, or the effect, if any, such proposals would have on the Company.

The attractiveness to the Company’s customers of many of its products is due, in part, to favorable tax treatment. Current federal income tax laws generally permit the tax-deferred accumulation of earnings on the premiums paid by the holders of annuities and life insurance products. Taxes, if any, are payable generally on income attributable to a distribution under the contract for the year in which the distribution is made. Death benefits under life insurance contracts are received free of federal income tax. Changes to the favorable tax treatment may reduce the attractiveness of the Company’s products to its customers.

NOTE 3 — RECENT ACCOUNTING PRONOUNCEMENTS

In December 2011, the FASB enhanced the disclosure requirements about financial instruments and derivative instruments that are either offset in accordance with existing guidance for right of setoff or subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the financial statement. The guidance is effective for annual reporting periods beginning on or after January 1, 2013. An entity should provide the disclosures required by those amendments retrospectively for all comparative

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

periods presented. The Company’s adoption of this guidance is expected to have an impact on the Company’s financial statement disclosures, but no impact on the Company’s consolidated financial position or results of operations.

In June 2011, the FASB issued updated guidance regarding the presentation of comprehensive income. The updated guidance eliminates the option to present components of OCI as part of the consolidated statement of equity. Under the updated guidance, an entity has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The updated guidance does not change the items that are reported in OCI or when an item of OCI must be reclassified to net income. Additionally, an entity is required to present on the face of the financial statements reclassification adjustments for items that are reclassified from AOCI to net income in the statement(s) where the components of net income and the components of OCI are presented. This new guidance is effective for the first interim or annual reporting period beginning after December 15, 2011 and should be applied retrospectively. The Company will adopt this guidance effective January 1, 2012. The Company expects this guidance to have an impact on its financial statement presentation but no impact on the Company’s consolidated financial position or results of operations.

In December 2011, the FASB deferred the effective date for amendments to the presentation of reclassifications of items out of AOCI. The deferral is effective January 1, 2012 and as a result the Company will not be required to comply with the new reclassification presentation requirements.

In May 2011, the FASB issued updated guidance on the fair value measurements and related disclosure requirements. The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. This new guidance is effective for the first interim or annual reporting period beginning after December 15, 2011 and should be applied prospectively. The Company will adopt this guidance effective January 1, 2012. The Company expects this guidance to have an impact on its financial statement disclosures but limited, if any, impact on the Company’s consolidated financial position or results of operations.

In April 2011, the FASB issued updated guidance clarifying which restructurings constitute TDRs. This guidance is intended to assist creditors in their evaluation of whether conditions exist that constitute a TDR. This new guidance is effective for the first interim or annual reporting period beginning on or after June 15, 2011 and should be applied retrospectively to the beginning of the annual reporting period of adoption. The Company’s retroactive adoption of this guidance effective January 1, 2011 did not have a material effect on the Company’s consolidated financial position or results of operations.

In April 2011, the FASB issued updated guidance regarding the assessment of effective control for repurchase agreements. This new guidance is effective for the first annual reporting period beginning on or after December 15, 2011 and should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. The Company does not expect the adoption of this guidance to have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In October 2010, the FASB issued guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the new guidance acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. An entity may defer incremental direct costs of contract acquisition that are incurred in transactions with independent third-parties or employees as well as the portion of employee compensation costs related to underwriting, policy issuance and processing, medical inspection and contract selling for successfully negotiated contracts. Additionally, an entity

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

may capitalize as a deferred acquisition cost only those advertising costs meeting the capitalization criteria for direct-response advertising. This change is effective for fiscal years beginning after December 15, 2011 and interim periods within those years. Early adoption as of the beginning of a fiscal year is permitted. The guidance is to be applied prospectively upon the date of adoption, with retrospective application permitted, but not required. The Company will adopt the provisions of this guidance retrospectively effective January 1, 2012. Retrospective adoption of this guidance will result in the restatement of all years presented with a decrease in retained earnings of approximately $480 million, net of taxes, at January 1, 2010 and an increase in other comprehensive income of approximately $15 million, net of taxes, at January 1, 2010.

In July 2010, the FASB issued updated guidance that requires enhanced disclosures related to the allowance for credit losses and the credit quality of a company’s financing receivable portfolio. The disclosures were effective for interim and annual reporting periods ending on or after December 15, 2011 for private companies. The Company elected to early adopt this guidance and provided the disclosures required by this guidance in Note 4 — Investments. The disclosures about activity that occurs during a reporting period are effective for interim and annual reporting periods beginning after December 15, 2010. In January 2011, the FASB deferred the disclosures required by this guidance related to TDRs. The deferred disclosures, which were retrospectively adopted effective January 1, 2011, did not have a material effect on the Company’s financial statement disclosures.

In April 2010, the FASB issued guidance clarifying that an insurance entity should not consider any separate account interests in an investment held for the benefit of policyholders to be the insurer’s interests, and should not combine those interests with its general account interest in the same investment when assessing the investment for consolidation, unless the separate account interests are held for a related party policyholder, whereby consolidation of such interests must be considered under applicable variable interest guidance. This guidance is effective for interim and annual reporting periods beginning after December 15, 2010 and retrospectively for all prior periods upon the date of adoption, with early adoption permitted. The Company’s adoption of this guidance, effective January 1, 2011, did not have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In March 2010, the FASB issued updated guidance that amends and clarifies the accounting for credit derivatives embedded in interests in securitized financial assets. This new guidance eliminates the scope exception for embedded credit derivatives (except for those that are created solely by subordination) and provides new guidance on how the evaluation of embedded credit derivatives is to be performed. This new guidance is effective for the first interim reporting period beginning after June 15, 2010. The Company’s adoption of this guidance effective January 1, 2010 did not have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In January 2010, the FASB issued updated guidance that requires new fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the rollforward of Level 3 activity. Also, this updated fair value guidance clarifies the disclosure requirements about the level of disaggregation of asset classes and valuation techniques and inputs. This guidance is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances and settlements in the rollforward of Level 3 activity, which are effective for interim and annual reporting periods beginning after December 15, 2010. The required disclosures are provided in Note 15 — Fair Value Measurements.

In June 2009, the FASB issued authoritative guidance which changes the analysis required to determine whether or not an entity is a VIE. In addition, the guidance changes the determination of the primary beneficiary of a VIE from a quantitative to a qualitative model. Under the new qualitative model, the primary beneficiary must have both the ability to direct the activities of the VIE and the obligation to absorb either losses or gains that could be significant to the VIE. This guidance also changes when reassessment is needed, as well as requires

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

enhanced disclosures, including the effects of a company’s involvement with a VIE on its financial statements. This guidance is effective for interim and annual reporting periods beginning after November 15, 2009.

In February 2010, the FASB issued updated guidance relative to VIEs which defers, except for disclosure requirements, the impact of this guidance for entities that (i) possess the attributes of an investment company, (ii) do not require the reporting entity to fund losses, and (iii) are not financing vehicles or entities that were formerly classified as qualified special purpose entities (“QSPE”). The Company’s adoption of this guidance effective January 1, 2010 did not result in any transition adjustment.

In June 2009, the FASB issued authoritative guidance which changes the accounting for transfers of financial assets, and is effective for transfers of financial assets occurring in interim and annual reporting periods beginning after November 15, 2009. It removes the concept of a QSPE from the guidance for transfers of financial assets and removes the exception from applying the guidance for consolidation of VIEs to QSPEs. It changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The guidance also defines “participating interest” to establish specific conditions for reporting a transfer of a portion of a financial asset as a sale. The Company’s adoption of this guidance effective January 1, 2010 did not have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In August 2009, the FASB issued authoritative guidance for the fair value measurement of liabilities. This guidance includes valuation techniques which may be used for measuring fair value when a quoted price in an active market for the identical liability is not available, which includes one or more of the following valuation techniques (i) quoted prices for identical liability when traded as an asset; (ii) quoted prices for similar liabilities or similar liabilities when traded as an asset, or (iii) another valuation technique that is consistent with the fair value principles within GAAP, such as the income or market approach. It also clarifies the adjustments to market inputs that are appropriate for debt obligations that are restricted from being transferred to another obligor. This guidance is effective for the first reporting period beginning after issuance. The Company’s adoption of this guidance effective December 31, 2009 did not have an impact on the Company’s consolidated financial position or results of operations.

In June 2009, the FASB issued authoritative guidance for, and on July 1, 2009 launched, the FASB’s Accounting Standards Codification as the source of authoritative GAAP to be applied by non-governmental entities. The Codification is not intended to change GAAP but is a new structure which takes accounting pronouncements and organizes them by accounting topic. This guidance is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Company’s adoption of this guidance effective for the interim reporting period ending September 30, 2009 impacts the way the Company references GAAP accounting standards in the financial statements but has no impact on the consolidated financial statements.

In May 2009, the FASB issued authoritative guidance for subsequent events, which addresses the accounting for and disclosure of subsequent events not addressed in other applicable GAAP, including disclosure of the date through which subsequent events have been evaluated. The Company’s adoption of this guidance, effective with the annual reporting period ended December 31, 2009, did not have a material effect on the Company’s consolidated financial position or results of operations. The required disclosure of the date through which subsequent events have been evaluated is provided in Note 18 — Subsequent Events.

In April 2009, the FASB revised the authoritative guidance for the recognition and presentation of OTTI. This guidance amends previously used methodology for determining whether an OTTI exists for fixed maturity securities, changes the presentation of OTTI for fixed maturity securities and requires additional disclosures for OTTI on fixed maturity and equity securities in interim and annual financial statements. It requires that an OTTI be recognized in earnings for a fixed maturity security in an unrealized loss position when it is anticipated that

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

the amortized cost will not be recovered. In such situations, the OTTI recognized in earnings is the entire difference between the fixed maturity security’s amortized cost and its fair value only when either: (i) the Company has the intent to sell the fixed maturity security; or (ii) it is more likely than not that the Company will be required to sell the fixed maturity security before recovery of the decline in fair value below amortized cost. If neither of these two conditions exists, the difference between the amortized cost basis of the fixed maturity security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings (“credit loss”). If the fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than credit factors (“non-credit loss”) is recorded as other comprehensive income (loss). When an unrealized loss on a fixed maturity security is considered temporary, the Company continues to record the unrealized loss in other comprehensive income (loss) and not in earnings. There was no change for equity securities which, when an OTTI has occurred, continue to be impaired for the entire difference between the equity security’s cost or amortized cost and its fair value with a corresponding charge to earnings.

Prior to the adoption of the OTTI guidance, the Company recognized in earnings an OTTI for a fixed maturity security in an unrealized loss position unless it could assert that it had both the intent and ability to hold the fixed maturity security for a period of time sufficient to allow for a recovery of fair value to the security’s amortized cost basis. Also, prior to the adoption of this guidance the entire difference between the fixed maturity security’s amortized cost basis and its fair value was recognized in earnings if it was determined to have an OTTI.

This guidance is effective for interim and annual reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. The Company early adopted this guidance effective January 1, 2009 which resulted in an increase of $48 million, net of related DAC, policyholder liability and tax adjustments, to retained earnings with a corresponding decrease to AOCI to reclassify the non-credit loss portion of previously recognized OTTI losses on fixed maturity securities held at January 1, 2009.

NOTE 4 — INVESTMENTS

Fixed Maturity Securities

The amortized cost and estimated fair value of fixed maturity securities as of December 31, 2011 and 2010, by contractual maturity, is presented below (in millions). Expected maturities may differ from contractual maturities because borrowers may have the right to call or repay obligations with or without call or prepayment penalties.

	2011		2010
Available-for-sale	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Due in one year or less	$2,524	$2,564	$2,542	$2,591
Due after one year through five years	15,009	15,880	14,643	15,456
Due after five years through ten years	14,019	15,218	12,120	12,896
Due after ten years	6,032	7,057	5,501	5,806
Mortgage-backed and asset-backed securities:
U.S. agency mortgage-backed and asset-backed securities	15,625	17,173	15,035	15,565
Non-agency mortgage-backed securities	7,647	7,630	8,242	8,134
Non-agency asset-backed securities	4,136	4,167	3,832	3,841
Redeemable preferred securities	3	3	6	6

Total available-for-sale	$64,995	$69,692	$61,921	$64,295

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

At December 31, 2011 and 2010, the distribution of gross unrealized gains and losses on investments in fixed maturity securities were as follows (in millions):

	2011
Available-for-sale	Amortized Cost	Unrealized Gains	Unrealized Losses			Estimated Fair Value	OTTI in AOCI[1]
U.S. Treasury	$1,715	$120	$		*	$1,835	$—
U.S. government corporations and agencies	1,212	160			*	1,372	—
U.S. agency mortgage-backed and asset-backed securities	15,625	1,549		1		17,173	—
Foreign governments	818	92		3		907	—
U.S. corporate	25,547	2,338		76		27,809	—
Foreign corporate	8,292	559		55		8,796	—
Non-agency residential mortgage-backed securities	2,963	31		330		2,664	(140)
Non-agency commercial mortgage-backed securities	4,684	309		27		4,966	—
Non-agency asset-backed securities[2]	4,136	73		42		4,167	(8)
Redeemable preferred securities	3	—		—		3	—

Total available-for-sale	$64,995	$5,231		$534		$69,692	$(148)

*	Amounts less than $1 million

[1]

Represents the amount of OTTI losses in AOCI, which were not included in earnings pursuant to authoritative guidance. Amount excludes $9 million of net unrealized gains on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date for the year ended December 31, 2011.

[2]	Includes auto loans, credit cards, education loans and other asset types.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2010
Available-for-sale	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	OTTI in AOCI[1]
U.S. Treasury	$1,285	$18	$15	$1,288	$—
U.S. government corporations and agencies	1,052	34	8	1,078	—
U.S. agency mortgage-backed and asset-backed securities	15,035	617	87	15,565
Foreign governments	750	80	1	829	—
U.S. corporate	24,839	1,566	123	26,282	—
Foreign corporate	6,880	437	45	7,272	—
Non-agency residential mortgage-backed securities	3,364	31	413	2,982	(146)
Non-agency commercial mortgage-backed securities	4,878	300	26	5,152	—
Non-agency asset-backed securities[2]	3,832	73	64	3,841	(12)
Redeemable preferred securities	6	—	—	6	—

Total available-for-sale	$61,921	$3,156	$782	$64,295	$(158)

[1]

Represents the amount of OTTI losses in AOCI, which were not included in earnings pursuant to authoritative guidance. Amount excludes $7 million of net unrealized gains on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date for the year ended December 31, 2010.

[2]	Includes auto loans, credit cards, education loans and other asset types.

At December 31, 2011 and 2010, the Company had outstanding contractual obligations to acquire additional private placement securities amounting to $209 million and $280 million, respectively.

The Company accrues interest income on fixed maturity securities to the extent it is deemed collectible and the security continues to perform under its original contractual terms. In the event collectability of interest is uncertain, accrual of interest income will cease and income will be recorded when and if received.

Investments in fixed maturity securities that have been non-income producing for the last twelve months totaled $8 million and $1 million at December 31, 2011 and 2010, respectively. These investments have been deemed other-than-temporarily impaired.

Equity Securities

At December 31, 2011 and 2010, the distribution of gross unrealized gains and losses on available-for-sale equity securities were as follows (in millions):

	Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value
2011	$171	$16	$10	$177
2010	$13	$11	$1	$23

Mortgage Loans

The Company’s mortgage loan investments are diversified by property type, location and borrower and are collateralized by the related property.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

At December 31, 2011 and 2010, contractual commitments to extend credit under mortgage loan agreements amounted to $164 million and $125 million, respectively, at fixed and floating interest rates ranging from 3.75% to 6.14% in 2011, and from 2.08% to 6.22% in 2010. These commitments are diversified by property type and geographic region.

At December 31, 2011 and 2010, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

	2011		2010
	Carrying Value	% of Total	Carrying Value	% of Total
Property Type:
Office buildings	$2,398	33.5%	$1,853	31.9%
Apartment buildings	1,687	23.6%	938	16.2%
Retail facilities	1,509	21.1%	1,217	21.0%
Industrial	1,144	16.0%	1,185	20.4%
Residential	372	5.2%	563	9.7%
Other	42	0.6%	49	0.8%

Total	$7,152	100.0%	$5,805	100.0%

Geographic Region:
South Atlantic	$2,022	28.3%	$1,516	26.1%
Central	1,662	23.2%	1,499	25.8%
Middle Atlantic	1,570	22.0%	1,154	19.9%
Pacific	1,567	21.9%	1,381	23.8%
New England	331	4.6%	255	4.4%

Total	$7,152	100.0%	$5,805	100.0%

The Company monitors the aging of its mortgage loans receivable on a monthly basis to determine delinquencies. An analysis of the aging of the principal balances, excluding the allowance for credit losses, that are past due is presented below. It includes a breakdown of the mortgage loans that are ninety days past due and either are (1) still accruing interest or (2) on non-accrual status (in millions):

	2011
	30-59 Days	60-89 Days	90 Days and Over	Total Past Due	Current	Total Mortgage Loans	Recorded Mortgage Loans > 90 Days Accruing	Non-Accrual Mortgage Loans > 90 Days
Property Type:
Office buildings	$—	$—	$—	$—	$2,410	$2,410	$—	$—
Apartment buildings	—	—	—	—	1,696	1,696	—	—
Retail facilities	—	—	—	—	1,516	1,516	—	—
Industrial	—	—	—	—	1,152	1,152	—	—
Residential	—	—	9	9	370	379	—	9
Other	—	—	—	—	43	43	—	—

Total	$—	$—	$9	$9	$7,187	$7,196	$—	$9

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2010
	30-59 Days	60-89 Days	90 Days and Over	Total Past Due	Current	Total Mortgage Loans	Recorded Mortgage Loans > 90 Days Accruing	Non-Accrual Mortgage Loans > 90 Days
Property Type:
Office buildings	$—	$—	$—	$—	$1,865	$1,865	$—	$—
Apartment buildings	—	—	—	—	947	947	—	—
Retail facilities	—	—	—	—	1,225	1,225	—	—
Industrial	—	—	—	—	1,193	1,193	—	—
Residential	—	—	9	9	562	571	—	9
Other	—	—	—	—	50	50	—	—

Total	$—	$—	$9	$9	$5,842	$5,851	$—	$9

As discussed in Note 2 — Significant Accounting Policies, the Company establishes a specific reserve when it is probable that the Company will be unable to collect all amounts due under the contractual terms of the loan agreements and a general reserve for probable incurred but not specifically identified losses. The activity in the mortgage loan specific and general reserves for the years ended December 31, 2011 and 2010 are summarized below (in millions):

	2011			2010
Allowance for credit losses:	Residential	Commercial	Total	Residential	Commercial	Total
Beginning balance	$8	$38	$46	$10	$44	$54
Provision for credit losses	—	1	1	(1)	8	7
Direct write-downs	(1)	(2)	(3)	(1)	(14)	(15)

Ending balance	$7	$37	$44	$8	$38	$46

Individually evaluated for impairment (specific)	$3	$6	$9	$3	$4	$7
Collectively evaluated for impairment (general)	$4	$31	$35	$5	$34	$39
Ending balance (recorded investment, net of allowance for credit losses):
Individually evaluated for impairment (specific)	$6	$27	$33	$8	$31	$39
Collectively evaluated for impairment (general)	$366	$6,753	$7,119	$555	$5,211	$5,766

For the year ended December 31, 2009, the provision for credit losses was $43 million and direct write-downs were $2 million.

The Company closely monitors mortgage loans with the potential for impairment by considering a number of factors. For commercial mortgage loans, these factors include, but are not limited to, LTV, asset performance such as debt service coverage ratio, lease rollovers, income/expense hurdles, major tenant or borrower issues, the economic climate and catastrophic events. For residential mortgage loans, loans that are sixty or more days delinquent are monitored for potential impairment.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

As mentioned above, the Company uses LTV as one of the key mortgage loan indicators to assess credit quality and to assist in identifying problem loans. As of December 31, 2011 and 2010, LTVs on the Company’s mortgage loans, net of allowance for credit losses, are as follows (in millions):

	2011
	Office Buildings	Apartment Buildings	Retail Facilities	Industrial	Residential	Other	Total
above 95%	$4	$18	$—	$12	$2	$—	$36
91% to 95%	—	24	—	49	2	—	75
81% to 90%	198	61	71	239	7	21	597
71% to 80%	314	415	262	201	30	—	1,222
below 70%	1,882	1,169	1,176	643	331	21	5,222

Total	$2,398	$1,687	$1,509	$1,144	$372	$42	$7,152

	2010
	Office Buildings	Apartment Buildings	Retail Facilities	Industrial	Residential	Other	Total
above 95%	$25	$34	$—	$11	$4	$—	$74
91% to 95%	49	78	21	18	2	—	168
81% to 90%	274	109	89	352	7	28	859
71% to 80%	198	252	154	129	41	—	774
below 70%	1,307	465	953	675	509	21	3,930

Total	$1,853	$938	$1,217	$1,185	$563	$49	$5,805

Additional information on impaired mortgage loans is provided below (in millions):

	2011
	Recorded Investment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized
With related allowance:
Office buildings	$4	$5	$1	$5	$		*
Apartment building	11	12	1	13		1
Residential	6	9	3	6			*
Industrial	12	16	4	13		1

Total	$33	$42	$9	$37		$2

Commercial	$27	$33	$6	$31		$2

Residential	$6	$9	$3	$6	$		*

*	Amounts less than $1 million

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2010
	Recorded Investment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized
With related allowance:
Office buildings	$6	$7	$1	$36	$		*
Apartment building	15	17	2	15		1
Residential	8	11	3	8			*
Industrial	10	11	1	11		1

Total	$39	$46	$7	$70		$2

Commercial	$31	$35	$4	$62		$2

Residential	$8	$11	$3	$8	$		*

*	Amounts less than $1 million

At December 31, 2011 and 2010, the Company did not have any impaired loans without a related allowance.

The Company did not have any loan modifications in 2011 and 2010.

Investments in Affiliates

	2011	2010
New York Life Short Term Fund	$712	$509
Madison Capital Funding LLC Loan Agreement	925	533
Other	—	5

Total investments in affiliates	$1,637	$1,047

The STIF was formed by New York Life to improve short-term returns through greater flexibility to choose attractive maturities and enhanced portfolio diversification. The STIF is a pooled fund managed by New York Life Investment Management LLC (“NYL Investments”), an indirect wholly owned subsidiary of New York Life, where all participants are subsidiaries of New York Life.

The MCF Loan Agreement represents a revolving loan agreement the Company entered into with MCF. Refer to Note 14 — Related Party Transactions for further discussion.

Other is related to promissory notes from MCF. Refer to Note 14 — Related Party Transactions for further discussion.

Other Investments

The components of other investments as of December 31, 2011 and 2010 were as follows (in millions):

	2011	2010
Limited partnerships/Limited liability companies	$563	$526
Derivatives	182	210
Senior secured commercial loans	318	273
Short-term investments	91	79
Other invested assets	76	71

Total other investments	$1,230	$1,159

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Senior secured commercial loans are typically collateralized by all assets of the borrower. The Company’s senior secured commercial loans, before loss reserve, amounted to $331 million and $291 million at December 31, 2011 and 2010, respectively. The Company establishes a loss reserve for specifically impaired loans and assigns internal risk ratings for the remainder of the portfolio on which it assesses a general loss reserve (refer to Note 2 — Significant Accounting Policies for further details). The loss reserve was $13 million and $18 million for the years ended December 31, 2011 and 2010, respectively.

Unfunded commitments on limited partnerships, limited liability companies and senior secured commercial loans amounted to $185 million and $225 million at December 31, 2011 and 2010, respectively.

Included in other invested assets is land and real estate held for sale of approximately $15 million and $13 million as of December 31, 2011 and 2010, respectively. There was no accumulated depreciation on real estate for the years ended December 31, 2011 or 2010. There was no depreciation expense for the year ended December 31, 2011. Depreciation expense was less than $1 million for the year ended December 31, 2010, and was recorded as a component of net investment income in the accompanying Consolidated Statement of Income. There was no depreciation expense for the year ended December 31, 2009.

VIEs

Consolidated VIE

At December 31, 2011 and 2010, the Company included assets of $45 million in the accompanying Consolidated Balance Sheet, as a result of consolidating a VIE for which it was determined to be the primary beneficiary. The Company performed a qualitative analysis to determine if the Company has (i) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (ii) the obligation to absorb losses of or the right to receive benefits from the entity that could be potentially significant to the VIE. In reviewing the deal documents including trust agreements, limited partnership agreements and purchase agreements, the Company determined that they are the primary beneficiary of one structured investment.

This VIE consists of a trust established for purchasing receivables from the U.S. Department of Energy related to Energy Savings Performance Contracts and issuing certificates representing the right to those receivables. The following table reflects the carrying amount and balance sheet classification of the assets and liabilities of the consolidated VIE as of December 31, 2011 and 2010 (in millions). The Company has a 98.66% interest in this VIE; however, the creditors do not have recourse to the Company in excess of the assets contained within the VIE.

	2011	2010
Cash	$4	$4
Other investments*	41	41

Total assets	$45	$45

Other liabilities	5	5

Total liabilities	$5	$5

*	Included in Limited partnerships/Limited liability companies

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Unconsolidated VIEs

In the normal course of its activities, the Company will invest in structured investments including VIEs for which it is not the sponsor. These structured investments typically invest in fixed income investments and are managed by third-parties and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has not provided financial or other support, other than its direct investment, to these structures. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not have the power to direct the activities that significantly impact the VIEs economic performance. The Company classifies these investments on its accompanying Consolidated Balance Sheet as fixed maturity securities, available-for-sale and trading and its maximum exposure to loss associated with these investments was $29,117 million and $27,635 million as of December 31, 2011 and 2010, respectively.

In the normal course of its activities, the Company will invest in joint ventures, limited partnerships and limited liability companies. These investments include hedge funds, private equity funds and real estate related funds and may or may not be VIEs. The Company’s maximum exposure to loss on these investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not have the power to direct the activities that significantly impact the entities economic performance. The Company classifies these investments on its accompanying Consolidated Balance Sheet as “other investments” and its maximum exposure to loss associated with these entities was $563 million and $526 million as of December 31, 2011 and 2010, respectively.

These investments are subject to ongoing review for impairment and for events that may cause management to reconsider whether or not it is the primary beneficiary. The Company has no additional economic interest in these structures in the form of derivatives, related guarantees, credit enhancement or similar instruments and obligations. Creditors have no recourse against the Company in the event of default. The Company has unfunded commitments in joint ventures, limited partnerships and limited liability companies which are previously disclosed in Note 4 — Investments.

Restricted Assets and Special Deposits

Assets of $4 million and $5 million at December 31, 2011 and 2010, respectively, were on deposit with governmental authorities or trustees as required by certain state insurance laws and are included in available-for-sale fixed maturity securities in the accompanying Consolidated Balance Sheet.

Refer to Note 13 — Commitments and Contingencies for additional discussions on assets pledged as collateral.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

NOTE 5 — INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

The components of net investment income for the years ended December 31, 2011, 2010 and 2009 were as follows (in millions):

	2011	2010	2009
Fixed maturity securities	$3,184	$3,171	$2,869
Equity securities	8	1	18
Mortgage loans	368	352	338
Policy loans	59	56	54
Other investments	65	65	45

Gross investment income	3,684	3,645	3,324
Investment expenses	(87)	(78)	(59)

Net investment income	$3,597	$3,567	$3,265

For the years ended December 31, 2011, 2010 and 2009, net investment (losses) gains were as follows (in millions):

	2011	2010	2009
Fixed maturity securities
Total OTTI losses	$(122)	$(172)	$(397)
Portion of OTTI losses recognized in OCI	14	57	241

Net OTTI losses on fixed maturity securities recognized in earnings	(108)	(115)	(156)
All other gains	249	221	33

Fixed maturity securities, net	141	106	(123)
Equity securities	(6)	5	98
Mortgage loans	(2)	(13)	(52)
Derivative instruments	(143)	(109)	6
Other	(5)	20	(14)

Net investment (losses)/gains	$(15)	$9	$(85)

The net loss on trading securities (both fixed maturity and equity securities) amounted to $2 million for the year ended December 31, 2011. The net gain on trading securities (both fixed maturity and equity securities) amounted to $5 million and $6 million for the years ended December 31, 2010 and 2009, respectively.

Realized gains on sales of available-for-sale fixed maturity securities were $270 million for each of the years ended December 31, 2011 and 2010, and $218 million for the year ended December 31, 2009. Realized losses for the years ended December 31, 2011, 2010, and 2009 were $19 million, $53 million and $191 million, respectively. Realized gains on sales of available-for-sale equity securities were $7 million, $5 million and $173 million for the years ended December 31, 2011, 2010 and 2009, respectively, and realized losses were $11 million, less than $1 million and $71 million, respectively.

Losses from OTTI on equity securities (included in net investment gains (losses) on equity securities above) were $2 million, less than $1 million and $4 million for the years ended December 31, 2011, 2010 and 2009, respectively.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following tables present the Company’s gross unrealized losses and fair values for fixed maturity and equity securities, aggregated by investment category and length of time the individual securities have been in a continuous unrealized loss position, at December 31, 2011 and 2010 (in millions):

	2011
	Less Than 12 Months				Greater Than 12 Months			Total
	Fair Value	Unrealized Losses			Fair Value	Unrealized Losses		Fair Value	Unrealized Losses
Fixed maturity securities
U.S. Treasury	$1	$		*	$—	$—		$1	$		*
U.S. government corporations and agencies	23			*	5		*	28			*
U.S. agency mortgage-backed and asset-backed securities	111		—		1	1		112		1
Foreign governments	19		2		3	1		22		3
U.S. corporate	1,824		51		236	25		2,060		76
Foreign corporate	816		39		145	16		961		55
Non-agency residential mortgage-backed securities	534		17		1,434	313		1,968		330
Non-agency commercial mortgage-backed securities	217		11		85	16		302		27
Non-agency asset-backed securities	1,333		11		200	31		1,533		42

Total fixed maturity securities	4,878		131		2,109	403		6,987		534

Equity securities
Common stock	86		10		—	—		86		10

Total	$4,964		$141		$2,109	$403		$7,073		$544

*	Unrealized loss is less than $1 million.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2010
	Less Than 12 Months		Greater Than 12 Months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Fixed maturity securities
U.S. Treasury	$288	$15	$—	$—	$288	$15
U.S. government corporations and agencies	275	7	2	1	277	8
U.S. agency mortgage-backed and asset-backed securities	2,519	87	1	—	2,520	87
Foreign governments	24	1	1	—	25	1
U.S. corporate	2,561	87	508	36	3,069	123
Foreign corporate	820	35	120	10	940	45
Non-agency residential mortgage-backed securities	506	17	1,689	396	2,195	413
Non-agency commercial mortgage-backed securities	87	2	222	24	309	26
Non-agency asset-backed securities	650	6	227	58	877	64

Total fixed maturity securities	7,730	257	2,770	525	10,500	782

Equity securities
Common stock	2	1	*	*	2	1

Total	$7,732	$258	$2,770	$525	$10,502	$783

*	Unrealized loss is less than $1 million.

At December 31, 2011, the unrealized loss amount consisted of approximately 1,656 different fixed maturity securities and 70 equity securities.

At December 31, 2011, unrealized losses on investment grade fixed maturity securities were $160 million or 30% of the Company’s total fixed maturity securities’ unrealized losses. Investment grade is defined as a security having a credit rating from the National Association of Insurance Commissioners (“NAIC”) of 1 or 2; a rating of Aaa, Aa, A or Baa from Moody’s or a rating of AAA, AA, A or BBB from Standard & Poor’s (“S&P”); or a comparable internal rating if an externally provided rating is not available. Unrealized losses on fixed maturity securities with a rating below investment grade represent $374 million or 70% of the Company’s total fixed maturity securities unrealized losses at December 31, 2011.

The amount of gross unrealized losses for fixed maturity securities where the fair value had declined by 20% or more of amortized cost totaled $260 million. The amount of time that each of these securities has continuously been 20% or more below the amortized cost consist of $88 million for 6 months or less, $36 million for greater than 6 months through 12 months and $136 million for greater than 12 months. In accordance with the Company’s impairment policy, the Company performed quantitative and qualitative analysis to determine if the decline was temporary. For those securities where the decline was considered temporary, the Company did not take an impairment when it did not have the intent to sell the security or it was more likely than not that it would not be required to sell the security before its anticipated recovery.

Corporate Bonds.    U.S. corporate securities with a fair value below 80% of the security’s amortized cost totaled $19 million or 25% of the total unrealized losses on U.S. corporate securities. Foreign corporate securities with a fair value below 80% of the security’s amortized cost totaled $7 million or 13% of the total unrealized loss

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

on foreign corporate securities. While the losses were spread across all industry sectors, the largest sectors with unrealized losses on securities with a fair value below 80% of the security’s amortized cost include Banks ($9 million), Utilities ($9 million), and Finance ($4 million). These securities are evaluated in accordance with the Company’s impairment policy. Because the securities continue to meet their contractual payments and the Company did not have the intent to sell the security nor was it more likely than not that it would be required to sell the security before its anticipated recovery, the Company did not consider these investments to be other than temporarily impaired.

Non-Agency Mortgage-Backed Securities.    Residential mortgage-backed securities that were priced below 80% of the security’s amortized cost represented $206 million or 62% of total unrealized losses on residential mortgage–backed securities. Commercial mortgage-backed securities that were priced below 80% of the security’s amortized cost represented $8 million or 30% of total unrealized losses on commercial mortgage-backed securities. The Company measures its mortgage-backed portfolio for impairments based on the security’s credit rating and whether the security has an unrealized loss. The Company also evaluates mortgage-backed securities for other- than-temporary impairments in accordance with its impairment policy using cash flow modeling techniques coupled with an evaluation of facts and circumstances. The Company did not have the intent to sell its investments nor was it more likely than not that it would be required to sell the investments before its anticipated recovery in value; therefore, the Company did not consider these investments to be other-than-temporarily impaired.

Non-Agency Asset-Backed Securities.    Similar to mortgage-backed securities, the Company measures its asset-backed portfolio for impairments based on the security’s credit rating and whether the security has an unrealized loss. The Company also evaluates asset-backed securities for other-than-temporary impairments based on facts and circumstances and in accordance with the Company’s impairment policy. Asset-backed securities that were priced below 80% of the security’s amortized cost represented $20 million or 48% of the total unrealized losses for asset-backed securities. The Company did not have the intent to sell its investments nor was it more likely than not that it would be required to sell the investments before recovery, therefore the Company did not consider these investments to be other than temporarily impaired.

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains (losses) on available-for-sale investments are included in the Consolidated Balance Sheet as a component of AOCI. Changes in these amounts include reclassification adjustments for prior period net unrealized gains (losses) that have been recognized as realized gains (losses) during the current year and are included in net investment gains (losses) in the accompanying Consolidated Statement of Income.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The components of net unrealized investment gains (losses) reported in AOCI at December 31, 2011, 2010 and 2009 are as follows (in millions):

	2011	2010	2009
Fixed maturity securities, available-for-sale-all other	$4,836	$2,525	$488
Fixed maturity securities on which an OTTI loss has been recognized	(139)	(151)	(179)

Total fixed maturity securities	4,697	2,374	309
Equity securities, available-for-sale	6	10	11
Derivatives designated as cash flow hedges	(3)	(12)	(10)
Other investments	3	1	(2)

Subtotal	4,703	2,373	308
Amounts recognized for:
Policyholders’ account balances and future policy benefits	(336)	14	4
Other assets (sales inducements)	(28)	(17)	(5)
Deferred policy acquisition costs	(1,411)	(832)	(137)
Deferred taxes	(1,024)	(538)	(59)

Net unrealized gains on investments	$1,904	$1,000	$111

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The net unrealized gains (losses) for the years ended December 31, 2011, 2010 and 2009, are presented separately for amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows (in millions):

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on Which an OTTI Loss has been Recognized

	Net Unrealized Gains (Losses) On Investments	Deferred Policy Acquisition Costs	Sales Inducements	Policyholders’ Account Balances and Future Policy Benefits	Deferred Income Tax Asset (Liability)	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
Balance, December 31, 2008	$—	$—	$—	$—	$—	$—
Cumulative impact of the adoption of new authoritative guidance on January 1, 2009	(17)	4	—	—	5	(8)
Net investment gains (losses) on investments arising during the period	(238)	—	—	—	83	(155)
Reclassification adjustment for (gains) losses included in net income	253	—	—	—	(88)	165
Reclassification adjustment for OTTI losses excluded from net income[1]	(177)	—	—	—	62	(115)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	—	63	2	—	(23)	42
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	—	(2)	1	(1)

Balance, December 31, 2009	$(179)	$67	$2	$(2)	$40	$(72)

Net investment gains (losses) on investments arising during the period	86	—	—	—	(30)	56
Reclassification adjustment for (gains) losses included in net income	18	—	—	—	(6)	12
Reclassification adjustment for OTTI losses excluded from net income[1]	(76)	—	—	—	27	(49)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	—	(4)	(1)	—	1	(4)
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	—	(1)	*	(1)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Net Unrealized Gains (Losses) On Investments	Deferred Policy Acquisition Costs	Sales Inducements		Policyholders’ Account Balances and Future Policy Benefits	Deferred Income Tax Asset (Liability)	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
Balance, December 31, 2010	$(151)	$63	$1		$(3)	$32	$(58)

Net investment gains (losses) on investments arising during the period	(3)	—	—		—	1	(2)
Reclassification adjustment for (gains) losses included in net income	47	—	—		—	(16)	31
Reclassification adjustment for OTTI losses excluded from net income[1]	(32)	—	—		—	11	(21)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	—	(7)		*	—	2	(5)
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	—		—	—	—

Balance, December 31, 2011	$(139)	$56	$1		$(3)	$30	$(55)

*	Amounts less than $1 million

[1]	Represents “transfers in” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

All Other Net Unrealized Investment Gains and Losses in AOCI

	Net Unrealized Gains (Losses) On Investments[1]	Deferred Policy Acquisition Costs	Sales Inducements	Policyholders’ Account Balances and Future Policy Benefits	Deferred Income Tax Asset (Liability)	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
Balance, December 31, 2008	$(4,158)	$871	$55	$(56)	$1,151	$(2,137)
Cumulative impact of the adoption of new authoritative guidance on January 1, 2009	(78)	17	1	(1)	21	(40)
Net investment gains (losses) on investments arising during the period	5,257	—	—	—	(1,840)	3,417
Reclassification adjustment for (gains) losses included in net income	(711)	—	—	—	249	(462)
Reclassification adjustment for OTTI losses excluded from net income[2]	177	—	—	—	(62)	115
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	—	(1,092)	(63)	—	404	(751)
Impact of net unrealized investment (gains) losses on future policy benefits	—			63	(22)	41

Balance, December 31, 2009	$487	$(204)	$(7)	$6	$(99)	$183

Net investment gains (losses) on investments arising during the period	2,080	—	—	—	(728)	1,352
Reclassification adjustment for (gains) losses included in net income	(119)	—	—	—	42	(77)
Reclassification adjustment for OTTI losses excluded from net income[2]	76	—	—	—	(27)	49
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	—	(691)	(11)	—	246	(456)
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	—	11	(4)	7

Balance, December 31, 2010	$2,524	$(895)	$(18)	$17	$(570)	$1,058

Net investment gains (losses) on investments arising during the period	2,465	—	—	—	(863)	1,602
Reclassification adjustment for (gains) losses included in net income	(179)	—	—	—	63	(116)
Reclassification adjustment for OTTI losses excluded from net income[2]	32	—	—	—	(11)	21
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	—	(572)	(11)	—	204	(379)
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	—	(350)	123	(227)

Balance, December 31, 2011	$4,842	$(1,467)	$(29)	$(333)	$(1,054)	$1,959

[1]	Includes cash flow hedges. Refer to Note 12 – Derivative Financial Instruments and Risk Management for information on cash flow hedges.

[2]	Represents “transfers out” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following rollforward provides a breakdown of the cumulative credit loss component of OTTI losses recognized in earnings of fixed maturity securities still held for which a portion of the loss was recognized in AOCI (in millions):

	2011	2010
Balance at beginning of year	$201	$130
Additions
Credit loss impairments recognized in the current period on securities previously not impaired	26	50
Additional credit loss impairments recognized in the current period on securities previously impaired	51	29
Reductions
Credit loss impairments previously recognized on securities which matured, were paid down, prepaid or sold during the period	70	8

Balance at end of year	$208	$201

NOTE 6 — POLICYHOLDERS’ LIABILITIES

Policyholders’ Account Balances

Policyholders’ account balances at December 31, 2011 and 2010 were as follows (in millions):

	2011	2010
Deferred annuities	$38,473	$37,677
Universal life contracts	22,937	21,642
Annuities certain	513	424
Supplementary contracts without life contingencies	379	357
Unearned revenue liability	277	334
Guaranteed minimum accumulation benefit	470	222

Total policyholders’ account balances	$63,049	$60,656

Policyholders’ account balances on the above contracts are equal to cumulative deposits plus interest credited less withdrawals and less mortality and expense charges, where applicable.

Unearned revenue liability represents amounts that have been assessed to compensate the insurer for services to be performed over future periods.

The Guaranteed Minimum Accumulation Benefit (“GMAB”) is the fair value of embedded derivatives on deferred annuity contracts.

At December 31, 2011 and 2010, of the total policyholders’ account balances of $63,049 million and $60,656 million, respectively, the total amounts that have surrender privileges were $62,159 million and $59,814 million, respectively. The amounts redeemable in cash by policyholders at December 31, 2011 and 2010 were $59,636 million and $57,498 million, respectively.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following table highlights the interest rate assumptions generally utilized in calculating policyholders’ account balances, as well as certain withdrawal characteristics associated with these accounts at December 31, 2011:

Product	Interest Rate	Withdrawal/Surrender Charges
Deferred annuities	1.00% to 10.00%	Surrender charges 0% to 10% for up to 10 years.
Annuities certain	0.10% to 5.00%	No surrender or withdrawal charges.
Universal life contracts	2.50% to 8.00%	Various up to 19 years.
Supplementary contracts without life contingencies	1.50% to 3.50%	No surrender or withdrawal charges.

Less than 1% of policyholders’ account balances have interest crediting rates of 6% and greater.

Future Policy Benefits

Future policy benefits at December 31, 2011 and 2010 were as follows (in millions):

	2011	2010
Life insurance:
Taiwan business — 100% coinsured	$929	$902
Other life	165	129

Total life insurance	1,094	1,031
Individual and group payout annuities	8,203	5,867
Other contract liabilities	55	39

Total future policy benefits	$9,352	$6,937

Other than the 100% coinsured business, there were no amounts related to policies that have surrender privileges or amounts redeemable in cash by policyholders.

The following table highlights the key assumptions generally utilized in the calculation of future policy benefit reserves at December 31, 2011:

Product	Mortality	Interest Rate	Estimation Method
Life insurance: Taiwan business — 100% coinsured	Based upon best estimates at time of policy issuance with provision for adverse deviations (“PAD”).	3.80% to 7.50%	Net level premium reserve taking into account death benefits, lapses and maintenance expenses with PAD.
Individual and group payout annuities	Based upon best estimates at time of policy issuance with PAD.	3.75% to 8.75%	Present value of expected future payments at a rate expected at issue with PAD.

Less than 6% of future policy benefits are based on an interest rate of 6% and greater.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Guaranteed Minimum Benefits

At December 31, 2011 and 2010, the Company had variable contracts with guarantees. (Note that the Company’s variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive). For guarantees of amounts in the event of death, the net amount at risk is defined as the current Guaranteed Minimum Death Benefit (“GMDB”) in excess of the current account balance at the balance sheet date. For guarantees of accumulation balances, the net amount at risk is defined as GMAB minus the current account balance at the balance sheet date.

Variable Annuity Contracts — GMDB and GMAB

The Company issues certain variable annuity contracts with GMDB and GMAB features that guarantee either:

a) Return of deposits:    the benefit is the greater of current account value or premiums paid (adjusted for withdrawals).

b) Ratchet:    the benefit is the greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).

The following table provides the account value, net amount at risk and average attained age of contract holders at December 31, 2011 and 2010 for GMDB and GMAB ($ in millions):

	2011
	Return of Net Deposits		Ratchet
	In the Event of Death (GMDB)	Accumulation at Specified Date (GMAB)	In the Event of Death (GMDB)
Account value	$7,195	$3,559	$10,920
Net amount at risk	$117	$147	$736
Average attained age of contract holders	58	57	62

	2010
	Return of Net Deposits		Ratchet
	In the Event of Death (GMDB)	Accumulation at Specified Date (GMAB)	In the Event of Death (GMDB)
Account value	$5,737	$3,103	$12,165
Net amount at risk	$67	$62	$519
Average attained age of contract holders	57	56	61

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following summarizes the liabilities for guarantees on variable contracts reflected in the general account in future policy benefits for GMDB and policyholders’ account balances for GMAB in the accompanying Consolidated Balance Sheet (in millions):

	GMDB	GMAB	Totals
Balance at January 1, 2009	$65	$316	$381
Incurred guarantee benefits	1	(81)	(80)
Paid guarantee benefits	(22)	—	(22)

Balance at December 31, 2009	44	235	279
Incurred guarantee benefits	5	(12)	(7)
Paid guarantee benefits	(11)	(1)	(12)

Balance at December 31, 2010	38	222	260
Incurred guarantee benefits	17	248	265
Paid guarantee benefits	(7)	—	(7)

Balance at December 31, 2011	$48	$470	$518

For GMABs, incurred guaranteed minimum benefits incorporate all changes in fair value other than amounts resulting from paid guarantee benefits. GMABs are considered to be embedded derivatives and are recognized at fair value through interest credited to policyholders’ account balances in the accompanying Consolidated Statement of Income (refer to Note 15 — Fair Value Measurements).

The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments in accordance with applicable guidance. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to increase in liabilities for future policy benefits in the accompanying Consolidated Statement of Income, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GMDB liability at December 31, 2011 and 2010:

•	Data used was 1,000 stochastically generated investment performance scenarios.

•	Mean investment performance assumption ranged from 5.12% to 7.08% for 2011 and 5.42% to 6.73% for 2010.

•	Volatility assumption ranged from 13.14% to 14.67% for 2011 and was 13.47% to 15.45% for 2010.

•	Mortality was assumed to be 91.00% of the A2000 table for 2011 and 2010.

•	Lapse rates vary by contract type and duration and range from 0.50% to 30.00%, with an average of 6.04% for 2011, and 0.50% to 30.00%, with an average of 6.30% for 2010.

•	Discount rates ranged from 6.53% to 7.31% for 2011 and 6.69% to 7.25% for 2010.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following table presents the aggregate fair value of assets at December 31, 2011 and 2010, by major investment fund options (including the general and separate account fund options), held by variable annuity products that are subject to GMDB and GMAB benefits and guarantees. Since variable contracts with GMDB guarantees may also offer GMAB guarantees in each contract, the GMDB and GMAB amounts listed are not mutually exclusive (in millions):

	2011		2010
	GMDB	GMAB	GMDB	GMAB
Separate account:
Equity	$7,935	$1,832	$8,523	$1,826
Fixed income	3,987	854	3,412	635
Balanced	2,610	625	2,427	463
General account	3,583	248	3,540	179

Total	$18,115	$3,559	$17,902	$3,103

Additional Liability for Individual Life Products

Certain individual life products require additional liabilities for contracts with excess insurance benefit features. These excess insurance benefit features are generally those that result in profits in early years and losses in subsequent years. For the Company’s individual life contracts, this requirement primarily affects universal life policies with cost of insurance charges that are significantly less than the expected mortality costs in the intermediate and later policy durations.

Generally, the Company has separately defined an excess insurance benefit feature to exist when expected mortality exceeds all assessments. This insurance benefit feature is in addition to the base mortality feature, which the Company defines as expected mortality not in excess of assessments.

The following table summarizes the liability for excess insurance benefit features reflected in the general account in future policy benefits at December 31, 2011, 2010 and 2009 (in millions):

	2011	2010	2009
Beginning balance	$68	$45	$41
Net liability increase	33	23	4

Ending balance	$101	$68	$45

NOTE 7 — SEPARATE ACCOUNTS

Separate Accounts Registered with the SEC

The Company maintains separate accounts, which are registered with the SEC, for its variable deferred annuity and variable life products with assets of $17,666 million and $17,653 million at December 31, 2011 and 2010, respectively. The assets of the registered separate accounts represent investments in shares of the MainStay VP Series Fund, Inc. managed by NYL Investments and other non-proprietary funds.

Separate Accounts Not Registered with the SEC

The Company also maintains separate accounts, which are not registered with the SEC, with assets of $1,289 million and $1,106 million at December 31, 2011 and 2010, respectively. The assets in these separate accounts are comprised of MainStay VP Series Fund, Inc. managed by NYL Investments, other non- proprietary funds and limited partnerships.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Refer to Note 6 — Policyholders’ Liabilities, for information regarding separate accounts with contractual guarantees for GMDB and GMAB.

NOTE 8 — DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENTS

The following is an analysis of DAC for the years ended December 31, 2011, 2010 and 2009 (in millions):

	2011	2010	2009
Balance at beginning of year	$3,429	$4,041	$4,667
Current year additions	543	640	715
Amortized during year	(520)	(557)	(312)

Balance at end of year before related adjustments	3,452	4,124	5,070
Adjustment for changes in unrealized net investment gains	(579)	(695)	(1,029)

Balance at end of year	$2,873	$3,429	$4,041

Sales Inducements

The following is an analysis of deferred sales inducements included in other assets in the accompanying Consolidated Balance Sheet for the years ended December 31, 2011, 2010 and 2009 (in millions):

	2011	2010	2009
Balance at beginning of year	$354	$313	$331
Current year additions	134	103	64
Amortized during year	(20)	(50)	(21)

Balance at end of year before related adjustments	468	366	374
Adjustment for changes in unrealized net investment gains	(11)	(12)	(61)

Balance at end of year	$457	$354	$313

NOTE 9 — INCOME TAXES

A summary of the components of the net total income tax expense for the years ended December 31, 2011, 2010 and 2009, included in the accompanying Consolidated Statement of Income are as follows (in millions):

	2011	2010	2009
Current:
Federal	$243	$133	$206
State and local	4	3	1
Foreign	1	—	—

	248	136	207
Deferred:
Federal	(138)	72	53

Total income tax expense	$110	$208	$260

Pursuant to the tax allocation agreement discussed in Note 2 — Significant Accounting Policies, as of December 31, 2011 and 2010, the Company recorded a net income tax (payable) receivable (to) from New York

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Life of $(113) million and $34 million, respectively, included in other liabilities and other assets in the accompanying Consolidated Balance Sheet.

The Company’s actual income tax expense for the years ended December 31, 2011, 2010 and 2009, differs from the expected amount computed by applying the U.S. statutory federal income tax rate of 35% for the following reasons:

	2011	2010	2009
Statutory federal income tax rate	35.0%	35.0%	35.0%
Tax exempt income	(3.9)%	(3.5)%	(1.1)%
Uncertain tax position	(1.1)%	(5.6)%	0.2%
Investment credits	(7.2)%	(1.7)%	(0.8)%
Other	0.4%	0.0%	(0.5)%

Effective tax rate	23.2%	24.2%	32.8%

Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. The Company’s management has concluded that the deferred tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

The components of the net deferred tax liability reported in other liabilities in the accompanying Consolidated Balance Sheet as of December 31, 2011 and 2010, are as follows (in millions):

	2011	2010
Deferred tax assets:
Future policyholder benefits	$831	$623
Employee and agents benefits	63	61
Other	14	11

Gross deferred tax assets	908	695

Deferred tax liabilities:
DAC	759	928
Investments	1,517	787
Other	1	1

Gross deferred tax liabilities	2,277	1,716

Net deferred tax liability	$1,369	$1,021

The Company has no net operating or capital loss carryforwards.

The Company’s federal income tax returns are routinely examined by the Internal Revenue Service (“IRS”) and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 2007 and anticipates the audit for tax years 2008 through 2010 to begin in 2012. There were no material effects on the Company’s results of operations as a result of these audits. The Company believes that its recorded income tax liabilities are adequate for all open years.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

A reconciliation of the beginning and ending amount of unrecognized tax benefits at December 31, 2011, 2010 and 2009, are as follows (in millions):

	2011	2010	2009
Beginning of period balance	$69	$117	$117
Reductions for tax positions of prior years	(2)	—	(9)
Additions for tax positions of current year	4	1	9
Settlements with tax authorities	—	(49)	—

End of period balance	$71	$69	$117

As of December 31, 2011, the Company had unrecognized tax benefits that, if recognized, would impact the effective tax rate by $2 million. The Company’s total amount of unrecognized tax benefits that, if recognized, would impact the effective tax rate as of December 31, 2010 and 2009, are less than $1 million and $44 million, respectively. Total interest expense associated with the liability for unrecognized tax benefits for the years ended December 31, 2011, 2010 and 2009, aggregated $2 million, $3 million and $6 million, respectively, and are included in income tax expense in the accompanying Consolidated Statement of Income. At December 31, 2011, 2010 and 2009, the Company had $7 million, $14 million and $31 million, respectively, of accrued interest associated with the liability for unrecognized tax benefits, which are reported in the accompanying Consolidated Balance Sheet (included in other liabilities). The $7 million decrease from December 31, 2010 in accrued interest associated with the liability for unrecognized tax benefits is the result of an increase of $2 million of interest expense and a $9 million decrease resulting from IRS settlements. The $17 million decrease from December 31, 2009 in accrued interest associated with the liability for unrecognized tax benefits is the result of an increase of $3 million of interest expense and a $20 million decrease resulting from IRS settlements. The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next twelve months.

NOTE 10 — REINSURANCE

The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk and to be able to issue life insurance policies in excess of its retention limits. As of December 31, 2011, the Company reinsures the mortality risk on new life insurance policies on a quota-share yearly renewable term basis for almost all products. The Company had typically retained 10% of each risk until 2005 when it began retaining larger shares on many products. The quota-share retained now ranges from 10% to 95% and most products are fully retained if the policy size is less than $1 million. Most of the reinsured business is on an automatic basis. Cases in excess of the Company’s retention and certain substandard cases are reinsured facultatively. The Company does not have any individual life reinsurance agreements that do not transfer risk or contain risk-limiting features.

The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable in order to minimize its exposure to losses from reinsurer insolvencies. When necessary, an allowance is recorded for reinsurance the Company cannot collect. Three reinsurance companies account for approximately 79% and 78% of the reinsurance ceded to non-affiliates at December 31, 2011 and 2010, respectively.

In December 2004, the Company reinsured 90% of a block of in-force life insurance business, consisting of Universal Life, Variable Universal Life (“VUL”), Target Life and Asset Preserver, with New York Life. The agreement used a combination of coinsurance with funds withheld for the fixed portion maintained in the general account and modified coinsurance (“MODCO”) for the VUL policies in the Separate Accounts. Under both the MODCO and Funds Withheld treaties, the Company will retain the assets held in relation to the policyholders’

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

account balances and separate account liabilities. An experience refund will be paid to the Company at the end of each quarterly accounting period for 100% of the profits in excess of $5 million per year. Under authoritative guidance related to derivatives and hedging, the Funds Withheld and the MODCO treaties, along with the experience rating refund represents an embedded derivative, which is required to be carried at fair value. The fair value of this embedded derivative approximated $15 million and $48 million at December 31, 2011 and 2010, respectively, and is included in amounts recoverable from reinsurer in the accompanying Consolidated Balance Sheet. The change in fair value of this embedded derivative was ($33) million, $43 million and ($4) million for the years ended December 31, 2011, 2010 and 2009, respectively, and is included in net revenue from reinsurance in the accompanying Consolidated Statement of Income.

In connection with the above described reinsurance agreement with New York Life, the Company recorded a deferred gain of $244 million, which includes the $25 million purchase price and $219 million of GAAP reserves recoverable from the reinsurer in excess of the funds withheld liability. For the years ended December 31, 2011 and 2010, $1 million of the deferred gain was amortized and is included in net revenue from reinsurance in the accompanying Consolidated Statement of Income. For the year ended December 31, 2009, $32 million of the deferred gain was amortized and is included in net revenue from reinsurance in the accompanying Consolidated Statement of Income. The effect of this affiliated reinsurance agreement for the years ended December 31, 2011, 2010 and 2009 was as follows (in millions):

	2011	2010	2009
Fees-universal life policies ceded	$254	$293	$283
Net revenue from reinsurance	$81	$216	$143
Policyholders’ benefits ceded	$136	$116	$132
Amounts recoverable from reinsurer	$6,400	$6,193	$5,909
Amounts payable to reinsurer	$6,387	$6,146	$5,905
Other liabilities (deferred gain, net of amortization)	$17	$18	$19

Effective July 1, 2002, the Company transferred the Taiwan branch’s insurance book of business to an affiliated company, New York Life Insurance Taiwan Corporation (“NYLT”), an indirect wholly owned subsidiary of New York Life. The Company is jointly liable with NYLT for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet matured obligations. NYLT is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the branch’s net assets was accounted for as a long-duration coinsurance transaction. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established. Additionally, premiums and benefits associated with any business sold prior to July 1, 2002 are reflected in the Company’s accompanying Consolidated Statement of Income.

Accordingly, the Company recorded the following with respect to this transaction (in millions):

	2011	2010	2009
Amounts recoverable from reinsurer	$929	$902	$775
Premiums ceded	$68	$68	$68
Benefits ceded	$37	$42	$32

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The Company obtains coverage of mortality risk in excess of its retention limits from New York Life on a yearly renewable term basis. The premiums for this coverage were $14 million, $13 million and $12 million for the years ended December 31, 2011, 2010 and 2009, respectively.

The effects of all reinsurance for the years ended December 31, 2011, 2010 and 2009 were as follows (in millions):

	2011	2010	2009
Premiums:
Direct	$2,494	$1,961	$1,865
Assumed	3	2	2
Ceded	(70)	(71)	(70)

Net premiums	$2,427	$1,892	$1,797

Fees-universal life and annuity policies ceded	$572	$572	$542
Net revenue from reinsurance	$82	$218	$145
Policyholders’ benefits ceded	$367	$410	$384
Increase in ceded liabilities for future policyholder benefits	$16	$16	$15
Amounts recoverable from reinsurer:
Affiliated	$7,345	$7,095	$6,684
Unaffiliated	$278	$255	$243
Amounts payable to reinsurer:
Affiliated	$6,389	$6,148	$5,906
Unaffiliated	$41	$37	$35
Other liabilities (deferred gain, net of amortization)	$17	$18	$19

NOTE 11 — DEBT

Debt consisted of the following at December 31, 2011 and 2010 (in millions):

	2011	2010
Recourse debt
Payable to Capital Corporation	$—	$10
Promissory note — Aeolus	4	5

Total recourse debt	4	15

Non-recourse debt
Other	5	5

Total non-recourse debt	5	5

Total debt	$9	$20

Recourse Debt

At December 31, 2011 the Company did not have an outstanding debt balance with New York Life Capital Corporation (“Capital Corporation”), an indirect wholly owned subsidiary of New York Life. At December 31, 2010, the Company had an outstanding debt balance of $10 million, with Capital Corporation. Refer to Note 14 — Related Party Transactions.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The Company issued a promissory note on November 1, 2006, in the amount of $8 million at a fixed interest rate of 5.5% per annum in connection with the purchase of a membership interest in Aeolus Wind Power II LLC. The note calls for the Company to make quarterly payments of principal and interest with the first installment paid on January 31, 2007 and the final installment due on July 31, 2016. The note may not be prepaid in whole or in part and there are no collateral requirements. The carrying amount of the note was $4 million and $5 million at December 31, 2011 and 2010, respectively.

Non-Recourse Debt

At December 31, 2011 and 2010, the Company was required to consolidate one structured investment in which the Company is considered the primary beneficiary with an outstanding debt balance of $5 million in both years. Refer to Note 4 — Investments.

NOTE 12 — DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

The Company uses derivative financial instruments to manage interest rate, currency, market and credit risk. These derivative financial instruments include foreign exchange forward contracts; interest rate and equity options; interest rate, inflation, and credit default and currency swaps. The Company also uses written covered call options in order to generate income. The Company does not engage in derivative financial instrument transactions for speculative purposes. Refer to Note 2 — Significant Accounting Policies for a detailed discussion of the types of derivatives the Company enters into, the Company’s objectives and strategies for using derivative instruments and how they are accounted for.

The Company deals with highly rated counterparties and does not expect the counterparties to fail to meet their obligations under the contracts. The Company has controls in place to monitor credit exposures by limiting transactions with specific counterparties within specified dollar limits and assessing the creditworthiness of counterparties. The Company uses netting arrangements incorporated in master agreements with counterparties and adjusts transaction levels, when appropriate, to minimize risk. The Company’s policy is to not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreements with the associated collateral.

To further minimize risk, credit support annexes (“CSA”) typically are negotiated as part of swap documentation entered into by the Company with counterparties. The CSA defines the terms under which collateral is transferred in order to mitigate credit risk arising from “in the money” derivative positions. The CSA requires that a derivative counterparty post collateral to secure that portion of its anticipated derivative obligation, taking into account netting arrangements, in excess of a specified threshold. Collateral received is typically invested in short-term investments. Those agreements also include credit contingent provisions whereby the threshold typically declines on a sliding scale with a decline in the counterparties’ rating. In addition, certain of the Company’s contracts contain provisions that require the Company to maintain a specific investment grade credit rating and if the Company’s credit rating were to fall below that specified rating, the counterparty to the derivative instrument could request immediate payout or full collateralization. The Company has less than $1 million in derivative instruments with credit-risk-related contingent features that are in a net liability position with the counterparty as of December 31, 2011.

The Company is exposed to credit-related losses in the event that a counterparty fails to perform its obligations under its contractual terms. For contracts with counterparties where no netting provisions are specified in the master agreements, in the event of default, credit exposure is defined as the fair value of contracts in a gain position at the reporting date, net of any collateral held under a CSA with that counterparty. Credit exposure to counterparties where a netting arrangement is in place, in the event of default, is defined as the net fair value, if positive, of all outstanding contracts with each specific counterparty, net of any collateral held under a CSA with that counterparty. As of December 31, 2011 and 2010, the Company held collateral for derivatives of $137 million and $167 million, respectively. Credit risk exposure in a net gain position, net of offsets and collateral, was $25 million and $28 million at December 31, 2011 and 2010, respectively.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Notional or contractual amounts of derivative financial instruments provide a measure of involvement in these types of transactions and do not represent the amounts exchanged between the parties engaged in the transaction. The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments, which relate to interest rates, exchange rates or other financial indices.

The following table presents the notional amount, number of contracts and gross fair value of derivative instruments that are qualifying and designated as hedging instruments, by type of hedge designation, and those that are not designated as hedging instruments (excluding embedded derivatives) at December 31, 2011 and 2010 (in millions, except for number of contracts). Refer to Note 15 — Fair Value Measurements for a discussion of valuation methods for derivative instruments.

		2011				2010
	Primary Risk Exposure	Volume		Fair Value [1]		Volume		Fair Value [1]
		Notional	Number of Contracts	Asset	Liability	Notional	Number of Contracts	Asset	Liability
Derivatives designated as hedging:
Cash flow hedges:
Interest rate swaps	Interest	$37	2	$12	$—	$37	2	$8	$—
Currency swaps	Currency	203	14	1	15	203	13	*	19

Total derivatives designated as hedging instruments		240	16	13	15	240	15	8	19

Derivatives not designated as hedging:
Interest rate swaps	Interest	816	53	16	14	249	37	13	9
Interest rate options	Interest	17,819	58	17	—	17,760	56	58	—
Swaptions	Interest	17,050	48	44	—	6,781	31	62	—
Corridor options	Interest	14,300	140	4	—	18,650	166	27	—
Currency swaps	Currency	134	5	4	2	72	3	1	3
Currency forwards	Currency	10	3	*	*	34	12	1	*
Equity options	Market	412	61	84	*	275	25	40	—
Futures	Interest	3	20	—	*	—	—	—	—
Credit default swaps:
Buy protection	Credit	12	3	*	—	12	3	—	*
Sell protection	Credit	1	1	—	*	1	1	—	*
Average call rate spread	Interest	—	—	—	—	17	2	—	1

Total derivatives not designated as hedging instruments		50,557	392	169	16	43,851	336	202	13

Accrued investment income		—	—	—	—	—	—	*	—

Total derivatives		$50,797	408	$182	$31	$44,091	351	$210	$32

*	Amounts are less than $1 million.

[1]

The estimated fair value of all derivatives in an asset position is reported within other investments, and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the accompanying Consolidated Balance Sheet.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Fair Value Hedges

The Company recognizes gains and losses on both the derivative instrument and the related hedged item of fair value hedges within net investment gains or losses in the accompanying Consolidated Statement of Income. The Company did not have any open fair value hedge contracts during 2011, 2010 or 2009.

For fair value hedges, all components of each derivative’s gain or loss were included in the assessment of hedge ineffectiveness. There were no instances during 2011, 2010 and 2009 in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge due to hedge ineffectiveness.

Cash Flow Hedges

The following table presents the effects of derivatives in cash flow hedging relationships in the accompanying Consolidated Statement of Income and the Consolidated Statement of Stockholder’s Equity for the years ended December 31, 2011, 2010 and 2009 (in millions):

	Amount of Gain (Loss) Recognized in OCI on Derivative (Effective Portion)[1]	Amount of Gain (Loss) Reclassified from AOCI into Net Income (Effective Portion)
		Net Investment Gains (Losses)	Net Investment Income (Losses)
For the year ended 12/31/2011:
Interest rate contracts	$4	$—	$1
Currency contracts	4	—	(2)

Total	$8	$—	$(1)

For the year ended 12/31/2010:
Interest rate contracts	$10	$8	$1
Currency contracts	(12)	(7)	(2)

Total	$(2)	$1	$(1)

For the year ended 12/31/2009:
Interest rate contracts	$(20)	$4	$(1)
Currency contracts	(32)	—	(12)

Total	$(52)	$4	$(13)

[1]

The amount of gain (loss) recognized in OCI is reported as a change in net unrealized investment gains (losses), a component of AOCI, in the accompanying Consolidated Statement of Stockholder’s Equity.

In 2011 and 2010, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted under the authoritative guidance on derivatives and hedging. In 2009, the Company discontinued cash flow hedge accounting on an interest rate swap that was hedging the forecasted interest payments on an underlying interest only strip for which a $4 million impairment loss was taken on the underlying bond. The

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Company believed that it was no longer probable that all of the remaining forecasted cash flows would still occur due to credit concerns. Hedge accounting was discontinued and an offsetting gain of $4 million was reclassified from AOCI into net investment losses in the accompanying Consolidated Statement of Income for the year ended December 31, 2009. There were no deferred gains or losses remaining in OCI after the reclassification. The swap will be carried at fair value with changes recognized in net investment losses.

There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments.

Presented below is a rollforward of the components of AOCI, before taxes, related to cash flow hedges (in millions):

	2011	2010	2009
Balance, beginning of year	$(12)	$(10)	$33
Gains/(losses) gains deferred in OCI on the effective portion of cash flow hedges	8	(2)	(52)
Losses (gains) reclassified to net income	1	—	9

Balance, end of year	$(3)	$(12)	$(10)

For cash flow hedges, the estimated amount of existing losses that are reported in AOCI at December 31, 2011 related to periodic interest payments on assets and liabilities being hedged that is expected to be reclassified into earnings within the next 12 months is less than $1 million.

Derivatives Not Qualifying or Designated as Hedging Instruments

The Company has derivative instruments that are not designated or do not qualify for hedge accounting treatment. The following table provides the income statement classification and amount of gains and losses on derivative instruments not designated as hedging instruments for the years ended December 31, 2011, 2010 and 2009 (in millions):

	Amount of Gain (Loss) Recognized in Income on Derivative[1]
	2011	2010	2009
Interest rate swaps	$(1)	$(6)	$13
Swaptions	(101)	11	—
Interest rate caps	(45)	(55)	1
Currency swaps	6	(2)	—
Corridor options	(24)	(47)	56
Currency forwards	(1)	2	(1)
Equity options	23	(6)	(53)
Futures	*	(32)	(16)
Bond forwards	—	25	—
Credit default swaps
Buy protection	*	*	(1)
Sell protection	*	*	*

Total	$(143)	$(110)	$(1)

*	Recognized loss is less than $1 million.

[1]	The amount of (loss) gain is reported within net investment gains (losses) in the Consolidated Statement of Income.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The Company enters into credit default swaps (“CDS”) both to buy loss protection from, and sell loss protection to a counterparty in the event of default of a reference obligation or a reference pool of assets. The Company also sells CDS protection on a basket of U.S. securities and indexes in order to swap the credit risk from certain foreign denominated fixed maturity securities. The duration of these contracts is two years. At December 31, 2011, 2010 and 2009, the Company had four open contracts, for CDS at a notional amount of $13 million, with a net liability of less than $1 million in 2011 and 2010, and $1 million in 2009. Realized gains of less than $1 million, which includes realized gains of less than $1 million related to credit protection sold, were recorded for the years ended December 31, 2011 and 2010. For the year ended December 31, 2009, realized losses of $1 million, which includes realized gains of less than $1 million related to credit protection sold, were recorded. These amounts are reflected in net investment gains (losses) in the accompanying Consolidated Statement of Income.

The maximum amount the Company would be required to pay under swaps in which credit protection was sold, assuming all referenced obligations default at a total loss without recoveries, would be $1 million for December 31, 2011, 2010 and 2009. The market value of swaps for credit protection sold was a liability of less than $1 million for December 31, 2011, 2010 and 2009. The Company posted collateral in the amount of less than $1 million, $1 million and $2 million for December 31, 2011, 2010 and 2009 respectively, on open positions for credit protection sold.

Embedded Derivatives

The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. As of December 31, 2011 and 2010, there were no embedded derivatives that could not be separated from their host contracts.

The following table presents the fair value amounts of the Company’s embedded derivatives at December 31, 2011 and 2010 (in millions):

		Fair Value
	Balance Sheet Location	2011	2010
Embedded derivatives in asset host contracts:
Other[1]	Amounts recoverable from reinsurers	$15	$48
Embedded derivatives in liability host contracts:
GMAB[1]	Policyholders’ account balances	$470	$222

[1]	For further information on these embedded derivatives refer to Note 15 — Fair Value Measurements.

The following table presents the changes in fair value related to embedded derivatives for the years ended December 31, 2011, 2010 and 2009 (in millions):

	2011	2010	2009
Net revenue from reinsurance	$(33)	$43	$(4)
Interest credited to policyholders’ account balances	$248	$(25)	$(90)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

NOTE 13 — COMMITMENTS AND CONTINGENCIES

Litigation

The Company is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the consolidated financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company’s financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company’s operating results for a given year.

Regulatory Inquiries

By letter dated May 20, 2011, the California Department of Insurance notified the Company that it is conducting a special examination of the Company’s practices regarding payment of benefits under life insurance policies and annuities, termination of annuity payments, payments to holders of retained asset accounts, use of the Social Security Administration “Death Master Index” and other matters. This examination relates to matters also being examined by state departments of revenue (or equivalent state agencies) in a number of states under their respective unclaimed property laws. Subsequent similar notices were received from the Department and the New York and Massachusetts State Attorney General’s Offices. In connection with these audits and examinations, the Company has made a number of payments to beneficiaries and identified additional policies that are in the process of settlement or are being investigated for potential settlement. As a result of these ongoing inquiries, the Company recorded a charge to net income of $9 million, net of reserves, reinsurance recoverable and taxes, for the year ended December 31, 2011.

Assessments

Most of the jurisdictions in which the Company is licensed to transact business require life insurers to participate in guaranty associations, which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets.

The Company received notification of the insolvency of various life insurers. It is expected that these insolvencies will result in remaining guaranty fund assessments against the Company of approximately $49 million and $39 million which have been accrued in other liabilities in the accompanying Consolidated Balance Sheet for the years ended December 31, 2011 and 2010, respectively. The Company expects to recover $27 million and $28 million at December 31, 2011 and 2010, respectively, of premium offsets reflected in other assets on the accompanying Consolidated Balance Sheet.

In 2011, New York Life committed to contribute $20 million, of which $10 million was allocated to the Company, to a voluntary fund that will be established to provide benefits to certain Executive Life Insurance Company of New York (“ELNY”) payees who otherwise would have had their contractual benefits reduced as a result of ELNY’s liquidation.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Guarantees

The Company, in the ordinary course of its business, has numerous agreements with respect to its related parties and other third-parties. In connection with such agreements there may be related commitments or contingent liabilities, which may take the form of guarantees. The Company believes the ultimate liability that could result from any such guarantees would not have a material adverse effect on the Company’s financial position.

Loaned Securities and Repurchase Agreements

The Company participates in a securities lending program for the purpose of enhancing income on certain securities held. At December 31, 2011 and 2010, $452 million of the Company’s fixed maturity securities were on loan to others. Such assets reflect the extent of the Company’s involvement in securities lending, not the Company’s risk of loss. At December 31, 2011 and 2010, the Company recorded cash collateral received under these agreements $461 million, and established a corresponding liability for the same amount, which is included in other liabilities in the accompanying Consolidated Balance Sheet. The Company did not hold collateral in the form of securities at December 31, 2011 and 2010.

The Company enters into agreements to purchase and resell securities, and agreements to sell and repurchase securities for the purpose of enhancing income on the securities portfolio. At December 31, 2011 and 2010, the Company had agreements to purchase and resell securities, which are reflected in the accompanying Consolidated Balance Sheet, totaling $90 million and $146 million at an average coupon rate of 0.06% and 0.19%, respectively. At December 31, 2011 and 2010, the Company had agreements to sell and repurchase securities, which are reflected in the accompanying Consolidated Balance Sheet, totaling $114 million and $182 million at an average coupon rate of 4.22% and 3.94%, respectively.

Liens

Several commercial banks have customary security interests in certain assets of the Company to secure potential overdrafts and other liabilities of the Company that may arise under custody, securities lending and other banking agreements with such banks.

NOTE 14 — RELATED PARTY TRANSACTIONS

The Company has significant transactions with New York Life and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

New York Life provides the Company with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges the Company for the identified costs associated with these services and facilities under the terms of an administrative service agreement between New York Life and the Company. Such costs, amounting to $731 million, $723 million and $684 million for the years ended December 31, 2011, 2010 and 2009, respectively, are reflected in operating expenses and net investment income in the accompanying Consolidated Statement of Income.

In 2011, the Company received a $300 million capital contribution consisting of $123 million of cash and $177 million in the form of release of intercompany payables, from New York Life.

In 2009, the Company received a $1 billion capital contribution in the form of cash of $877 million and fixed maturity securities having a fair value of $123 million, from New York Life.

During 2009, the Company sold equity securities in the amount of $266 million to New York Life. The Company also purchased, primarily, fixed maturity and equity securities in the amount of $1,123 million from New York Life.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The Company’s interests in commercial mortgage loans are held in the form of participations in mortgages originated or acquired by New York Life. Under the participation agreement for each such mortgage, it is agreed between the Company and New York Life that the Company’s proportionate interest (as evidenced by a participation certificate) in the underlying mortgage, including without limitation, the principal balance thereof, all interest which accrues thereon, and all proceeds generated there from, will be parri passu with New York Life’s and pro rata based upon the respective amounts funded by New York Life and the Company in connection with the applicable mortgage origination or acquisition. Consistent with the participation arrangement, all mortgage documents name New York Life (and not both New York Life and the Company) as the lender but are held for the benefit of both the Company and New York Life pursuant to the applicable participation agreement. New York Life retains general decision making authority with respect to each mortgage loan, although certain decisions require the Company’s approval.

The Company is a party to an affiliated group air transportation service agreement entered into with NYLIFE LLC, a direct wholly owned subsidiary of New York Life, in November 2004. Under the terms of the agreement the Company, in conjunction with certain specified affiliates, leases an aircraft from NYLIFE LLC. The aircraft is to be used by members of senior management and directors for business travel under certain circumstances. Personal use of the aircraft by employees and directors is not permitted. Costs associated with the lease are determined on a fully allocated basis and allotted to the parties based on usage. For the year ended December 31, 2011, the Company’s share of expenses associated with the lease of the aircraft was $2 million. For the years ended December 31, 2010 and 2009, the Company’s share of expenses associated with the lease of the aircraft $1 million. The agreement expired in November 2009, with automatic one-year renewals, unless terminated earlier. The agreement was renewed for five years, until November 2014.

The Company has entered into investment advisory and administrative services agreements with NYL Investments whereby NYL Investments provides investment advisory services to the Company. At December 31, 2011, 2010 and 2009, the total cost for these services amounted to $76 million, $69 million and $53 million, respectively, which are included in the costs of services billed by New York Life to the Company, as noted above.

In addition, NYL Investments has an Investment Advisory Agreement with the Mainstay VP Funds Trust (the “Fund”), a registered investment company whose shares are sold to various separate accounts of the Company. NYL Investments, the administrator of the Fund, and the Company have entered into agreements regarding administrative services to be provided by the Company. Under the terms of the agreement, NYL Investments pays the Company administrative fees for providing services to the Fund. The Company recorded fee income from NYL Investments for the years ended December 31, 2011, 2010 and 2009 of $17 million, $16 million, and $13 million, respectively.

At December 31, 2011 and 2010, the Company had a net liability of $186 million and $241 million, respectively, for the above-described services, which are included in other assets and other liabilities in the accompanying Consolidated Balance Sheet. The terms of the settlement generally require that these amounts be settled in cash within ninety days. The terms of the investment advisory agreements require payment ten days from receipt of bill.

To satisfy its obligations under certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities, the Company owns certain single premium annuities issued by New York Life. The carrying value of the annuity contracts is based upon the actuarially determined value of the obligations under the structured settlement contracts, which generally have some life contingent benefits. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 4.23% to 7.81%. At December 31, 2011 and 2010, the carrying value of the interest in annuity contracts and the obligations under structured settlement agreements in the accompanying Consolidated Balance Sheet amounted to $5,720 million and $5,454 million, respectively.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The Company has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements.

In addition, the Company has issued certain annuity contracts to New York Life in order that New York Life may satisfy its third-party obligations under certain structured settlement agreements. The interest rate used in establishing such obligations was 5.86% for 2011. The Company has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2011 and 2010, the amount of outstanding reserves on these contracts included in future policy benefits was $170 million and $173 million, respectively.

The Company has a variable product distribution agreement with NYLIFE Distributors, an indirect wholly owned subsidiary of New York Life, granting NYLIFE Distributors the exclusive right to distribute, and be the principal underwriter of the Company’s variable product policies. NYLIFE Distributors has an agreement with NYLIFE Securities, another indirect wholly owned subsidiary of New York Life, under which registered representatives of NYLIFE Securities solicit sales of these policies. In connection with this agreement, the Company incurred commission expense to NYLIFE Securities’ registered representatives of $98 million, $85 million and $65 million, for the years ended December 31, 2011, 2010 and 2009, respectively.

In addition, the Company entered into a service fee agreement with NYLIFE Securities effective July 1, 2008, as amended on July 1, 2009, whereby NYLIFE Securities charges the Company a fee for management and supervisory services rendered in connection with variable life and variable annuity sales and in-force business. For the years ended December 31, 2011, 2010 and 2009, the Company incurred an expense of $33 million, $29 million and $28 million, respectively, under this agreement. At December 31, 2011 and 2010, the Company recorded no payables to NYLIFE Securities under this agreement.

The Company has a credit agreement with New York Life, dated April 1, 1999, wherein New York Life can borrow funds from the Company. The maximum amount available to New York Life is $490 million. No outstanding balance was due to the Company at December 31, 2011 and 2010.

The Company also has a credit agreement with New York Life, dated September 30, 1993, under which the Company can borrow up to $490 million. During 2011, 2010 and 2009, the credit facility was not used, no interest was paid and no outstanding balance was due.

On December 23, 2004, the Company entered into a credit agreement with Capital Corporation under which the Company can borrow up to $490 million. At December 31, 2011 the Company had no outstanding balance due. At December 31, 2010 there was $10 million outstanding to Capital Corporation. Interest expense for 2011, 2010 and 2009 was less than $1 million.

During August 2003, the Company transferred without recourse several private placement debt securities to MCF. MCF is an indirect wholly owned subsidiary of New York Life. MCF paid for the purchase price of the securities transferred by delivering to the Company promissory notes with terms identical to the securities transferred. The private placement debt securities matured, and the outstanding balance payable to the Company totaling $5 million was paid to the Company on June 6, 2011. At December 31 2010, the Company recorded a receivable from MCF, included in investments in affiliates in the accompanying Consolidated Balance Sheet, of $5 million. The Company received interest payments from MCF of less than $1 million for each of the years ended December 31, 2011, 2010 and 2009.

The Company has purchased from MCF participations in collateralized loans to third-parties underwritten by MCF. Under the participation agreements, the Company assumes the performance risk on these loans with no recourse against MCF. In 2011 and 2010 the Company did not purchase any new loans only additional debt with existing loans. At December 31, 2011, the Company held loans with a total commitment amount of $181 million of which $151 million had been funded and $30 million remained unfunded. At December 31, 2010, the

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Company held loans with a total commitment amount of $308 million of which $250 million had been funded and $58 million remained unfunded. These loans are reported in other investments in the accompanying Consolidated Balance Sheet.

On April 30, 2010, the Company entered into a revolving loan agreement with MCF (as amended from time to time, the “MCF Loan Agreement”). The MCF Loan Agreement establishes the terms under which the Company may provide funding to MCF for commitments to fund senior debt, subordinated debt and equity investments, each having different terms and conditions, in each case entered into on or after January 1, 2010. The principal amount provided to MCF cannot exceed 2.5% of the Company’s statutory cash and invested assets as of the most recent quarterly statement. All outstanding advances made to MCF under the MCF Loan Agreement, together with unpaid interest or accrued return thereon will be due in full on July 1, 2015. At December 31, 2011 and 2010, the outstanding balance of loans to MCF under the MCF Loan Agreement was $925 million and $533 million, respectively. These loans are reported in investments in affiliates in the accompanying Consolidated Balance Sheet. During 2011 and 2010, the Company received interest payments from MCF totaling $40 million and $8 million, respectively, which are included in net investment income in the accompanying Consolidated Statement of Income.

The Company has an arrangement with New York Life whereby a policyholder may convert a New York Life term policy or term rider to a Universal Life policy issued by the Company, without any additional underwriting. As compensation for this arrangement, the Company recorded other income of $17 million, $18 million and $17 million for the years ended December 31, 2011, 2010 and 2009, respectively.

The Company has an arrangement with New York Life whereby a policyholder may convert an individual life insurance policy and rider issued by the Company to a permanent cash value life insurance policy issued by New York Life without any additional underwriting. As compensation for this arrangement, the Company paid New York Life $1 million for the years ended December 31, 2011, 2010 and 2009.

The Company has an arrangement with NYLIFE Insurance Company of Arizona (“NYLAZ”), a wholly owned subsidiary of New York Life, whereby a policyholder may convert a NYLAZ term policy to a permanent cash value life insurance policy issued by the Company without any additional underwriting. As compensation for this arrangement, the Company recorded other income of $6 million, $7 million, and $6 million from NYLAZ for the years ended December 31, 2011, 2010 and 2009, respectively.

The Company has issued various Corporate Owned Life Insurance policies to New York Life for the purpose of informally funding certain benefits for New York Life employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. As of December 31, 2011 and 2010, the Company recorded liabilities of approximately $2,802 million and $2,823 million, respectively, which are included in policyholders’ account balances and separate account liabilities in the accompanying Consolidated Balance Sheet.

The Company has also issued various Corporate Owned Life Insurance policies to separate Voluntary Employees’ Beneficiary Association (VEBA) trusts formed for the benefit of New York Life’s retired employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. As of December 31, 2011 and 2010, policyholders’ account balances and separate account liabilities related to these policies aggregated $278 million and $285 million, respectively.

The Company has an agreement with NYLINK Insurance Agency Incorporated (“NYLINK”), an indirect wholly owned subsidiary of New York Life, granting NYLINK the right to solicit applications for the Company’s products through NYLINK’s subagents. For the year ended December 31, 2011 the Company recorded commission and fee expense to NYLINK agents of $2 million. For the years ended December 31, 2010 and 2009, the Company recorded commission and fee expense to NYLINK agents of $4 million.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Effective December 31, 2004, the Company entered into a reinsurance agreement with New York Life (refer to Note 10 —  Reinsurance for more details).

Effective July 1, 2002, the Company transferred its Taiwan branch insurance book of business to NYLT, which is accounted for as a long-duration coinsurance transaction (refer to Note 10 — Reinsurance for more details).

NOTE 15 — FAIR VALUE MEASUREMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

The levels of the fair value hierarchy are based on the inputs to the valuation as follows:

Level 1	Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market. Active markets are defined as a market in which many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active, or other model driven inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities and other market observable inputs. Valuations are generally obtained from third-party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs. This category also includes the fair value of separate accounts that invest in LP’s that use net asset value (“NAV”), if the investment can be redeemed with the investee at NAV at the measurement date or in the near-term (generally within 90 days).
Level 3	Instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions in pricing the asset or liability. Pricing may also be based upon broker quotes that do not represent an offer to transact. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Non-binding broker quotes, which are utilized when pricing service information is not available, are reviewed for reasonableness based on the Company’s understanding of the market and are generally considered Level 3. To the extent the internally developed valuations use significant unobservable inputs; they are classified as Level 3.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following tables represent the balances of assets and liabilities measured at fair value on a recurring basis as of December 31, 2011 and 2010 (in millions):

	2011
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed maturities — available-for-sale:
U.S. Treasury	$—	$1,835	$—	$1,835
U.S. government corporations and agencies	—	1,366	6	1,372
U.S. agency mortgage-backed and asset-backed securities	—	17,089	84	17,173
Foreign governments	—	897	10	907
U.S. corporate	—	27,599	210	27,809
Foreign corporate	—	8,668	128	8,796
Non-agency residential mortgage-backed securities	—	2,475	189	2,664
Non-agency commercial mortgage-backed securities	—	4,966	—	4,966
Non-agency asset-backed securities	—	3,659	508	4,167
Redeemable preferred securities	—	3	—	3

Total fixed maturities — available-for-sale	—	68,557	1,135	69,692

Fixed maturities — trading
Non-agency residential mortgage-backed securities	—	32	—	32
Non-agency commercial mortgage-backed securities	—	6	—	6
Non-agency asset-backed securities	—	92	17	109

Total fixed maturities — trading	—	130	17	147

Equity securities — available-for-sale
Common stock	160	—	2	162
Non-redeemable preferred stock	—	2	3	5
Mutual Funds	10	—	—	10

Total equity securities — available-for-sale	170	2	5	177

Equity securities — trading Common stock	—	—	2	2

Total equity securities — trading	—	—	2	2

Derivative assets	—	182	—	182
Securities purchased under agreements to resell	—	90	—	90
Other invested assets	—	18	—	18
Cash equivalents	6	464	—	470
Short-term investments	—	91	—	91
Amounts recoverable from reinsurers	—	—	15	15
Separate account assets[1]	18,544	261	150	18,955

Total assets accounted for at fair value on a recurring basis	$18,720	$69,795	$1,324	$89,839

Policyholders’ account balances [2]	—	—	470	470
Derivative liabilities	—	31	—	31

Total liabilities accounted for at fair value on a recurring basis	$—	$31	$470	$501

[1]

Separate account liabilities are not included above, as they are reported at contract value in the accompanying Consolidated Balance Sheet in accordance with the Company’s policy (refer to Note 2 — Significant Accounting Policies).

[2]	Policyholders’ account balances represent embedded derivatives bifurcated from host contracts.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2010
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed maturities — available-for-sale:
U.S. Treasury	$—	$1,288	$—	$1,288
U.S. government corporations and agencies	—	1,072	6	1,078
U.S. agency mortgage-backed and asset-backed securities		14,910	655	15,565
Foreign governments	—	818	11	829
U.S. corporate	—	26,138	144	26,282
Foreign corporate	—	7,190	82	7,272
Non-agency residential mortgage-backed securities	—	2,630	352	2,982
Non-agency commercial mortgage-backed securities	—	5,149	3	5,152
Non-agency asset-backed securities	—	3,184	657	3,841
Redeemable preferred securities	—	6	—	6

Total fixed maturities — available-for-sale	—	62,385	1,910	64,295

Fixed maturities — trading
Foreign governments	—	1	—	1
Non-agency asset-backed securities	—	76	19	95

Total fixed maturities — trading	—	77	19	96

Equity securities — available-for-sale
Common stock	15	—	3	18
Non-redeemable preferred stock	—	2	3	5

Total equity securities — available-for-sale	15	2	6	23

Equity securities — trading Common stock	—	—	3	3

Total equity securities — trading	—	—	3	3

Derivative assets	—	210	—	210
Securities purchased under agreements to resell	—	146	—	146
Cash equivalents	9	730	—	739
Short-term investments	—	79	—	79
Amounts recoverable from reinsurers	—	—	48	48
Separate account assets[1]	18,336	309	114	18,759

Total assets accounted for at fair value on a recurring basis	$18,360	$63,938	$2,100	$84,398

Policyholders’ account balances [2]	—	—	222	222
Derivative liabilities	—	32	—	32

Total liabilities accounted for at fair value on a recurring basis	$—	$32	$222	$254

[1]

Separate account liabilities are not included above, as they are reported at contract value in the accompanying Consolidated Balance Sheet in accordance with the Company’s policy (refer to Note 2 — Significant Accounting Policies).

[2]	Policyholders’ account balances represent embedded derivatives bifurcated from host contracts.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Transfers between levels

Transfers between levels may occur due to changes in valuation sources, or changes in the availability of market observable inputs, which generally are caused by changes in market conditions such as liquidity, trading volume or bid-ask spreads. The Company’s policy is to assume the transfer occurs at the beginning of the period.

Transfers between Levels 1 and 2

Periodically the Company has transfers between Level 1 and Level 2 for assets and liabilities.

Transfers between Levels 1 and 2 were not significant during the twelve months ended December 31, 2011, 2010 and 2009.

Transfers into and out of Level 3

The Company’s basis for transferring assets and liabilities into and/or out of Level 3 is based on the changes in the observability of data.

Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

During the years ended December 31, 2011 and 2010, the Company transferred $181 million and $270 million, respectively, of securities into Level 3 consisting of fixed maturity available-for-sale securities in 2011 and fixed maturity available-for-sale securities and separate account assets in 2010. The transfers into Level 3 related to fixed maturity available-for-sale securities were primarily due to unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third-party pricing services (that could be validated) was utilized. For the separate account assets, transfers into Level 3 are related to limited partnership investments that are restricted with respect to transfers or withdrawals.

Transfers out of Level 3 of $965 million and $630 million during the years ended December 31, 2011 and 2010, respectively, were primarily due to significant increases in market activity, or one or more significant input(s) becoming observable for fixed maturity available-for-sale securities in 2011 and fixed maturity available-for-sale and trading securities in 2010.

Net transfers into (out of) Level 3 for fixed maturity available-for-sale securities totaled ($909) million during the year ended December 31, 2009. For the year ended December 31, 2009, transfers out of Level 3 were primarily the result of observable inputs utilized within valuation methodologies and observable information from third-party pricing services or internal models in place of previous broker quotes. Partially offsetting these transfers out of Level 3 were transfers into Level 3 due to the use of unobservable inputs in valuation methodologies as well as the utilization of broker quotes for certain assets.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The tables below present a reconciliation of all Level 3 assets and liabilities for the years ended December 31, 2011, 2010 and 2009 (in millions):

	2011
	U.S. Government Corporations and Agencies	U.S. Agency Mortgage- Backed and Asset- Backed Securities	Foreign Governments	U.S. corporate	Foreign Corporate	Non-Agency Residential Mortgage- Backed Securities
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$6	$655	$11	$144	$82	$352
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment (losses) gains	—	—	—	(8)	(5)	—
Net investment income (losses)[1]	—	—	—	—	—	(1)
Net revenue from reinsurance	—	—	—	—	—	—
Interest credited to policyholders’ account balances	—	—	—	—	—	—
Other comprehensive income	—	4	—	(10)	(5)	4
Purchases	—	82	—	74	4	—
Sales	—	(22)	—	(6)	(26)	—
Issuances	—	—	—	—	—	—
Settlements	—	(1)	(1)	(21)	(4)	(166)
Transfers into Level 3[2]	—	—	—	60	83	—
Transfers (out of) Level 3[2]	—	(634)	—	(23)	(1)	—

Fair value, end of year	$6	$84	$10	$210	$128	$189

	Non-Agency Commercial Mortgage- Backed Securities	Non-Agency Asset-Backed Securities	Total Fixed Maturities- Available- for-Sale	Non- Agency Asset- Backed Securities	Total Fixed Maturities- Trading	Common Stock- Available- for-Sale
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$3	$657	$1,910	$19	$19	$3
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment (losses) gains	—	1	(12)	(2)	(2)	—
Net investment income (losses)[1]	—	2	1	—	—	—
Net revenue from reinsurance	—	—	—	—	—	—
Interest credited to policyholders’ account balances	—	—	—	—	—	—
Other comprehensive income	—	18	11	—	—	(1)
Purchases	—	254	414	—	—	—
Sales	—	(13)	(67)	—	—	—
Issuances	—	—	—	—	—	—
Settlements	—	(145)	(338)	—	—	—
Transfers into Level 3[2]	—	38	181	—	—	—
Transfers (out of) Level 3[2]	(3)	(304)	(965)	—	—	—

Fair value, end of year	$—	$508	$1,135	$17	$17	$2

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2011
	Non- Redeemable Preferred Stock	Common Stock- Trading	Total Equity Securities	Amounts Recoverable from Reinsurers	Separate Account Assets	Total Assets
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$3	$3	$9	$48	$114	$2,100
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment (losses) gains	—	(1)	(1)	—	—	(15)
Net investment income (losses)[1]	—	—	—	—	—	1
Net revenue from reinsurance	—	—	—	(33)	—	(33)
Interest credited to policyholders’ account balances	—	—	—	—	—	—
Other comprehensive income	—	—	(1)	—	—	10
Purchases	—	—	—	—	39	453
Sales	—	—	—	—	(3)	(70)
Issuances	—	—	—	—	—	—
Settlements	—	—	—	—	—	(338)
Transfers into Level 3[2]	—	—	—	—	—	181
Transfers (out of) Level 3[2]	—	—	—	—	—	(965)

Fair value, end of year	$3	$2	$7	$15	$150	$1,324

	2011
	Policyholders’ Account Balances	Total Liabilities
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$222	$222
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment (losses) gains	—	—
Net investment income (losses)[1]	—	—
Net revenue from reinsurance	—	—
Interest credited to policyholders’ account balances	238	238
Other comprehensive income	—	—
Purchases, sales, issuances and settlements	10	10
Transfers into Level 3[2]	—	—
Transfers (out of) Level 3[2]	—	—

Fair value, end of year	$470	$470

[1]	Net investment income (loss) includes amortization of discount and premium on fixed maturity securities.

[2]	Transfers into or out of Level 3 are reported at the value as of beginning of the year.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2010
	U.S. Government Corporations and Agencies	U.S. Agency Mortgage- Backed and Asset- Backed Securities	Foreign Governments	U.S. Corporate	Foreign Corporate	Non-Agency Residential Mortgage- Backed Securities
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$8	$240	$25	$142	$328	$535
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment (losses) gains	—	—	—	(2)	(13)	(1)
Net investment income (losses)[1]	—	22	—	—	—	(2)
Net revenue from reinsurance	—	—	—	—	—	—
Interest credited to policyholders’ account balances	—	—	—	—	—	—
Other comprehensive income	1	19	—	5	(2)	3
Purchases, sales, issuances and settlements	(3)	406	11	25	(75)	(166)
Transfers into Level 3[2]	—	139	—	25	69	—
Transfers (out of) Level 3[2]	—	(171)	(25)	(51)	(225)	(17)

Fair value, end of year	$6	$655	$11	$144	$82	$352

	Non-Agency Commercial Mortgage- Backed Securities	Non-Agency Asset- Backed Securities	Total Fixed Maturities- Available- for-Sale	Non-Agency Commercial Mortgage- Backed Securities	Non- Agency Asset- Backed Securities	Total Fixed- Maturities Trading
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$26	$510	$1,814	$1	$21	$22
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment (losses) gains	—	(5)	(21)	—	—	—
Net investment income (losses)[1]	—	2	22	—	—	—
Net revenue from reinsurance	—	—	—	—	—	—
Interest credited to policyholders’ account balances	—	—	—	—	—	—
Other comprehensive income	4	31	61	—	—	—
Purchases, sales, issuances and settlements	(23)	251	426	(1)	—	(1)
Transfers into Level 3[2]	1	2	236	—	—	—
Transfers (out of) Level 3[2]	(5)	(134)	(628)	—	(2)	(2)

Fair value, end of year	$3	$657	$1,910	$—	$19	$19

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2010
	Common Stock- Available- for-Sale	Non- Redeemable Preferred Stock	Common Stock- Trading	Total Equity Securities	Derivative Assets, Net	Amounts Recoverable from Reinsurers
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$4	$—	$—	$4	$1	$5
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment (losses) gains	—	—	2	2	—	—
Net investment income (losses)[1]	—	—	—	—	—	—
Net revenue from reinsurance	—	—	—	—	—	43
Interest credited to policyholders’ account balances	—	—	—	—	—	—
Other comprehensive income	(2)	3	1	2	(1)	—
Purchases, sales, issuances and settlements	1	—	—	1	—	—
Transfers into Level 3[2]	—	—	—	—	—	—
Transfers (out of) Level 3[2]	—	—	—	—	—	—

Fair value, end of year	$3	$3	$3	$9	$—	$48

	Separate Account Assets	Total Assets	Policyholders’ Account Balances	Total Liabilities
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$49	$1,895	$235	$235
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment (losses) gains	—	(19)	—	—
Net investment income (losses)[1]	—	22	—	—
Net revenue from reinsurance	—	43	—	—
Interest credited to policyholders’ account balances	—	—	(25)	(25)
Other comprehensive income	4	66	—	—
Purchases, sales, issuances and settlements	27	453	12	12
Transfers into Level 3[2]	34	270	—	—
Transfers (out of) Level 3[2]	—	(630)	—	—

Fair value, end of year	$114	$2,100	$222	$222

[1]	Net investment income (loss) includes amortization of discount and premium on fixed maturity securities.

[2]	Transfers into or out of Level 3 are reported at the value as of beginning of the year.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2009
	U.S. Government Corporations and Agencies	U.S. Agency Mortgage- Backed and Asset- Backed Securities	Foreign Governments	U.S. Corporate	Foreign Corporate	Non- Agency Residential Mortgage- backed Securities
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$3	$54	$9	$300	$328	$560
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment (losses) gains	—	—	—	(11)	(12)	1
Net investment income (losses)[1]	—	—	—	—	—	—
Net revenue from reinsurance	—	—	—	—	—	—
Interest credited to policyholders’ account balances	—	—	—	—	—	—
Other comprehensive income	(1)	(6)	—	40	47	7
Purchases, sales, issuances and settlements	9	242	25	(39)	118	336
Transfers into (out of) Level 3[2]	(3)	(50)	(9)	(148)	(153)	(369)

Fair value, end of year	$8	$240	$25	$142	$328	$535

	Non- Agency Commercial Mortgage- Backed Securities	Non- Agency Asset- Backed Securities	Total Fixed Maturities- Available- for-Sale	Fixed Maturity- Trading Securities	Common Stock	Derivative Assets, Net
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$13	$503	$1,770	$36	$1	$4
Total gains (losses)(realized/unrealized):
Included in earnings
Net investment (losses) gains	1	2	(19)	(3)	—	—
Net investment income (losses)[1]	—	1	1	3	—	—
Net revenue from reinsurance	—	—	—	—	—	—
Interest credited to policyholders’ account balances	—	—	—	—	—	—
Other comprehensive income	—	(6)	81	—	2	(3)
Purchases, sales, issuances and settlements	3	188	882	(7)	2	—
Transfers into (out of) Level 3[2]	9	(178)	(901)	(7)	(1)	—

Fair value, end of year	$26	$510	$1,814	$22	$4	$1

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Amounts Recoverable from Reinsurer	Separate Account Assets	Total Assets	Policyholders’ Account Balances	Total Liabilities
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$9	$151	$1,971	$316	$316
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment (losses) gains	—	(2)	(24)	—	—
Net investment income (losses)[1]	—	—	4	—	—
Net revenue from reinsurance	(4)	—	(4)	—	—
Interest credited to policyholders’ account balances	—	—	—	(90)	(90)
Other comprehensive income	—	—	80	—	—
Purchases, sales, issuances and settlements	—	(100)	777	9	9
Transfers into (out of) Level 3[2]	—	—	(909)	—	—

Fair value, end of year	$5	$49	$1,895	$235	$235

[1]	Net investment income (loss) includes amortization of discount and premium on fixed maturity securities.

[2]	Transfers into or out of Level 3 are reported at the value as of beginning of the year.

The tables below include the unrealized gains or losses for the years ended December 31, 2011, 2010 and 2009 by category for Level 3 assets and liabilities still held at December 31, 2011 and 2010 (in millions):

	2011
	U.S. Agency Mortgage- Backed and Asset- Backed Securities	U.s. Corporate	Foreign Corporate	Non- Agency Residential Mortgage- Backed Securities	Non- Agency Asset- backed Securities
Unrealized gains (losses) relating to Level 3 assets still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$—	$(7)	$—	$—	$(2)
Net investment income (losses)	—	—	—	(1)	2
Net revenue from reinsurance	—	—	—	—	—
Interest credited to policyholders’ account balances	—	—	—	—	—
Other comprehensive gains/(losses)	1	(11)	(4)	4	11

Total change in unrealized gains (losses)	$1	$(18)	$(4)	$3	$11

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Total Fixed Maturities- Available- for-Sale	Non-Agency Asset- Backed Securities	Total Fixed Maturities- Trading	Amounts Recoverable from Reinsurers	Total Assets
Unrealized gains (losses) relating to Level 3 assets still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$(9)	$(1)	$(1)	$—	$(10)
Net investment income (losses)	1	—	—	—	1
Net revenue from reinsurance	—	—	—	(33)	(33)
Interest credited to policyholders’ account balances	—	—	—	—	—
Other comprehensive gains/(losses)	1	—	—	—	1

Total change in unrealized gains (losses)	$(7)	$(1)	$(1)	$(33)	$(41)

	2010
	U.S. Government Corporations and Agencies	U.S. Agency Mortgage- Backed & Asset- Backed Securities	U.S. Corporate	Foreign Corporate	Non-Agency Residential Mortgage- Backed Securities	Non-Agency Commercial Mortgage- Backed Securities
Unrealized gains (losses) relating to Level 3 assets still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$—	$—	$—	$(20)	$(1)	$—
Net investment income (losses)	—	21	—	—	(1)	—
Net revenue from reinsurance	—	—	—	—	—	—
Interest credited to policyholders’ account balances	—	—	—	—	—	—
Other comprehensive gains/(losses)	1	19	4	5	3	(1)

Total change in unrealized gains (losses)	$1	$40	$4	$(15)	$1	$(1)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Non-Agency Asset- Backed Securities	Total Fixed Maturity- Available- for-Sale	Common Stock- Trading	Non- Redeemable Preferred Stock	Total Equity Securities	Amounts Recoverable from Reinsurers
Unrealized gains (losses) relating to Level 3 assets still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$(6)	$(27)	$2	$—	$2	$—
Net investment income (losses)	1	21	—	—	—	—
Net revenue from reinsurance	—	—	—	—	—	43
Interest credited to policyholders’ account balances	—	—	—	—	—	—
Other comprehensive gains/(losses)	24	55	—	3	3	—

Total change in unrealized gains (losses)	$19	$49	$2	$3	$5	$43

	2010
	Separate Account Assets[1]	Total Assets	Policyholders’ Account Balances	Total Liabilities
Unrealized gains (losses) relating to Level 3 assets still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$—	$(25)	$—	$—
Net investment income (losses)	—	21	—	—
Net revenue from reinsurance	—	43	—	—
Interest credited to policyholders’ account balances	—	—	(16)	(16)
Other comprehensive gains/(losses)	4	62	—	—

Total change in unrealized gains (losses)	$4	$101	$(16)	$(16)

[1]

The net investment gains (losses) included for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. Separate account liabilities are not included above, as they are reported at contract value in the accompanying Consolidated Balance Sheet in accordance with the Company’s policy (refer to Note 2 — Significant Accounting Policies).

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2009
	U.S. Government Corporations and Agencies	U.S. Agency Mortgage and Asset- Backed Securities	U.S. Corporate	Foreign Corporate	Non- Agency Residential Mortgage- Backed Securities	Asset- Backed Securities
Unrealized gains (losses) relating to Level 3 assets still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$—	$—	$—	$—	$—	$—
Net investment income (losses)	—	—	—	—	—	1
Net revenue from reinsurance	—	—	—	—	—	—
Interest credited to policyholders’ account balances	—	—	—	—	—	—
Other comprehensive gains/(losses)	(1)	(6)	19	47	7	(18)

Total change in unrealized gains (losses)	$(1)	$(6)	$19	$47	$7	$(17)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Total Fixed Maturity- Available- for-Sale Securities	Fixed Maturity- Trading Securities	Common Stock	Derivative Assets	Amounts Recoverable from Reinsurers	Separate Account Assets[1]
Unrealized gains (losses) relating to Level 3 assets still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$—	$(4)	$—	$—	$—	$41
Net investment income (losses)	1	6	—	—	—	—
Net revenue from reinsurance	—	—	—	—	(4)	—
Interest credited to policyholders’ account balances	—	—	—	—	—	—
Other comprehensive gains/(losses)	48	—	2	(3)	—	—

Total change in unrealized gains (losses)	$49	$2	$2	$(3)	$(4)	$41

	Total Assets	Policyholders’ Account Balances	Total Liabilities
Unrealized gains (losses) relating to Level 3 assets still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$37	$—	$—
Net investment income (losses)	7	—	—
Net revenue from reinsurance	(4)	—	—
Interest credited to policyholders’ account balances	—	(79)	(79)
Other comprehensive gains/(losses)	47	—	—

Total change in unrealized gains (losses)	$87	$(79)	$(79)

[1]

The net investment gains (losses) included for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. Separate account liabilities are not included above, as they are reported at contract value in the accompanying Consolidated Balance Sheet in accordance with the Company’s policy (refer to Note 2 — Significant Accounting Policies).

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Determination of Fair Values

The Company has an established and well-documented process for determining fair value. Security pricing is applied using a hierarchy approach whereby publicly available prices are first sought from third-party pricing services, the remaining un-priced securities are submitted to independent brokers for prices and lastly securities are priced using an internal pricing model. The Company performs various analyses to ascertain that the prices represent fair value. Examples of procedures performed include, but are not limited to, back testing recent trades, monitoring trading volumes, and performing variance analysis of monthly price changes using different thresholds based on asset type. The Company also performs an annual review of all third-party pricing services. During this review, the Company obtains an understanding of the process and sources used by the pricing service, the frequency of updating prices, and the controls that the pricing service uses to ensure that their prices reflect market assumptions. The Company also selects a sample of securities and obtains a more detailed understanding from each pricing vendor regarding how they derived the price assigned to each security. Where inputs or prices do not reflect market participant assumptions, the Company will challenge these prices and apply different methodologies that will enhance the use of observable inputs and data.

For Level 1 investments, valuations are generally based on observable inputs that reflect quoted prices for identical assets in active markets.

The fair value for Level 2 and Level 3 valuations are generally based on a combination of the market and income approach. The market approach generally utilizes market transaction data for the same or similar instruments, while the income approach involves determining fair values from discounted cash flow methodologies.

The following represents a summary of significant valuation techniques for assets and liabilities used to determine fair value, as well as the general classification of such instruments pursuant to the valuation hierarchy.

Level 1 measurements

Equity securities and cash equivalents

These securities are comprised of certain exchange traded U.S. and foreign common stock and mutual funds, including money market funds. Valuation of these securities is based on unadjusted quoted prices in active markets that are readily and regularly available.

Separate account assets

These assets are comprised of actively traded open-ended mutual funds with a daily NAV and equity securities. The NAV can be observed by redemption and subscription transactions between third-parties, or may be obtained from fund managers. Equity securities are generally traded on an exchange.

Level 2 measurements

Fixed maturity available-for-sale and trading securities

The fair value of fixed maturity securities is obtained from third-party pricing services and internal pricing models. Vendors generally use a discounted cash flow model or a market approach. Typical inputs used by these pricing sources include, but are not limited to: benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds, which the Company has determined are observable prices.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

If the price received from third-party pricing services does not appear to reflect market activity, the Company may challenge the price. Where the vendor updates the price to be consistent with the market observations, the security remains a Level 2.

Private placement securities are primarily priced by internally developed discounted cash flow models. These models use observable inputs with a discount rate based off spreads of comparable public bond issues, adjusted for liquidity, rating and maturity. The Company assigns a credit rating for the private placement based upon internal analysis. The liquidity premium is based upon observable transactions, while the maturity and rating adjustments are based upon data obtained from Bloomberg.

While the Company generally considers the public bond spreads, which are based on vendor prices, to be observable inputs, an evaluation is made of the similarities of private placements with the public bonds to determine whether the spreads utilized would be considered observable inputs for the private placement being valued. Examples of procedures performed include, but are not limited to, initial and on-going review of third-party pricing services’ methodologies, review of pricing statistics and trends, back testing recent trades and monitoring of trading volumes, new issuance activity and other market activities.

For certain private placements, which are below investment grade and not part of the Bloomberg data, the adjustments for maturity rating and liquidity are calculated by the analyst. If the impact of the liquidity adjustment is not significant to the overall value of the security, it is classified as Level 2.

Equity securities

These securities are valued using the market approach in which market quotes are available but are not considered actively traded. Valuations are based principally on observable inputs including quoted prices in markets that are not considered active.

Securities purchased under agreements to resell

Due to the short-term nature (generally one month) of this investment, the asset’s carrying value approximates fair value.

Derivative assets and liabilities

The fair value of these derivative instruments is generally derived through valuation models, which utilize observable market data. The market factors which have the most significant impact on the fair value of these instruments are U.S. swap rates and the exchange value of the U.S. dollar.

Over-the-counter (“OTC”) derivatives are privately negotiated financial contracts. OTC derivatives are valued using models based on actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The selection of a particular model depends upon the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation model inputs include contractual terms, market prices, yield curves, credit curves, and for options such as caps, floors and swaptions, measures of volatility. For OTC derivatives that trade in liquid markets, such as currency forwards, swaps and options, model inputs are observable in the market for substantially the full term and can be verified.

Valuations of OTC derivatives are adjusted for non-performance risk. The Company uses default estimates implied by CDS spreads on senior obligations of the counterparty in order to provide an objective basis for such estimates. When in a liability position, the Company uses its own medium term note spread to estimate the default rate. The non-performance risk adjustment is applied only to the uncollateralized portion of the OTC derivative assets and liabilities. OTC derivative contracts are executed under master netting agreements with

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

counterparties with a CSA, which is a bilateral ratings-sensitive agreement that requires collateral postings at established credit threshold levels. These agreements protect the interests of the Company and its counterparties should either party suffer a credit-rating deterioration. The vast majority of the Company’s derivative agreements are with highly rated major international financial institutions.

Short- term investments

For certain short-term investments, amortized cost is used as the best estimate of fair value.

Cash equivalents

These include treasury bills, commercial paper and other highly liquid instruments. These instruments are generally not traded in active markets, however their fair value is based on observable inputs. The prices are either from a pricing vendor or amortized cost is used as the best estimate of fair value.

Separate account assets

These are investments primarily related to investments in LP’s that use NAV and the investment can be redeemed with the investee at NAV at the measurement date or in the near-term (generally within 90 days).
Level 3 measurements

Fixed maturity available-for-sale and trading securities

The valuation techniques for most Level 3 fixed maturity securities are generally the same as those described in Level 2, however, if the investments are less liquid or are lightly traded, there is generally less observable market data, and therefore these investments will be classified as Level 3. Circumstances where observable market data is not available may include events such as market illiquidity and credit events related to the security. In addition, certain securities are priced based upon internal valuations using significant unobservable inputs.

If the price received from third-party pricing services does not appear to reflect market activity, the Company may challenge the price. For securities which go through this formal price challenge process, if the vendor does not update the price, a non-binding broker quote, another vendor price or current methodology is used to support the fair value instead. The Company also uses non-binding broker quotes to fair value certain bonds, when the Company is unable to obtain prices from third-party vendors.

Private placement securities where adjustments for liquidity are considered significant to the overall price are classified as Level 3.

Equity securities

These securities include equity investments with privately held entities, including a government organization, where the prices are derived from internal valuations or the Company’s private placement models since the securities are not actively traded in an active market.

Separate account assets

Separate account assets are primarily related to limited partnership investments that are restricted with respect to transfer or withdrawals. The limited partnerships are valued based on the latest NAV received, if applicable, or an estimate of fair value provided by the investment manager.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Policyholders’ account balances

Policyholders’ account balances consist of embedded derivatives bifurcated from host contracts, which represent the embedded derivatives for GMAB contracts.

The fair values of GMAB liabilities are calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. The expected cash flows are discounted using the swap rate plus a spread based upon the Company’s medium term notes. The spread reflects the market’s perception of the Company’s non-performance risk. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models. Significant inputs to these models include capital market assumptions, such as interest rate, equity market and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience. Since many of the assumptions utilized are unobservable and are considered to be significant inputs to the liability valuation, the liability included in policyholders’ account balances has been reflected within Level 3 in the fair value hierarchy.

Non-recurring fair value measurements

Assets and liabilities measured at fair value on a non-recurring basis include mortgage loans, which are described in detail below.

The following table represents certain assets measured at estimated fair value during the period and still held as of December 31, 2011 and 2010 (in millions):

	2011
	Carrying Value Prior to Impairment	Estimated Fair Value After Impairment	Net Investment Gains (Losses)
Mortgage loans	$42	$33	$(9)

	2010
	Carrying Value Prior to Impairment	Estimated Fair Value After Impairment	Net Investment Gains (Losses)
Mortgage loans	$46	$39	$(7)

The impaired mortgage loans presented above were written down to their estimated fair values at the date the impairments were recognized. Estimated fair values for impaired loans are based on observable market prices or, if the loans are in foreclosure or are otherwise determined to be collaterally dependent on the estimated fair value of the underlying collateral or the present value of the expected future cash flows. Impairments to estimated fair value represent non-recurring fair value measurements that have been categorized as Level 3 due to the lack of price transparency inherent in the limited markets for such mortgage loans.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Fair value of other financial instruments

Authoritative guidance related to financial instruments requires disclosure of fair value information of financial instruments whether or not fair value is recognized in the Consolidated Balance Sheet, for which it is practicable to estimate fair value.

The carrying value and estimated fair value of financial instruments not otherwise disclosed in Notes 4, 11 and 13 of Notes to the Consolidated Financial Statements at December 31, 2011 and 2010 are presented below (in millions):

	2011		2010
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Assets
Mortgage loans	$7,152	$7,637	$5,805	$6,143
Senior secured commercial loans	$318	$344	$273	$295
Other invested assets	$43	$43	$38	$38
Liabilities
Policyholders’ account balances — investment contracts	$37,631	$35,780	$34,916	$35,218
Debt	$9	$9	$20	$20
Collateral received on securities lending, repurchase agreements and derivative transactions	$598	$598	$628	$628

Mortgage loans

Fair value is determined by discounting the projected cash flow for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities.

Senior secured commercial loans

The estimated fair value for the loan portfolio is based on prevailing interest rate spreads in the market. Fair value was calculated by discounting future cash flows using prevailing interest rates on similar loans.

Other invested assets

Primarily represent bills of exchange, which are fair valued by discounting the estimated cash flows for each tranche at the prevailing interest rates on the valuation date.

Policyholders’ account balances — investment contracts

This includes supplementary contracts without life contingencies and other deposit type contracts where account value approximates fair value. For fixed deferred annuities, fair value is based upon a stochastic valuation using risk neutral assumptions for financial variables and Company specific assumptions for lapses, mortality and expenses. The cash flows were discounted using the yield on the Company’s medium term notes. For funding agreements backing medium term notes, fair values were based on available market prices for the notes. For annuity certain liabilities, fair values are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Debt

The carrying amount of the Company’s non-recourse debt and other debt approximates fair value.

Collateral received on securities lending, repurchase agreements and derivative transactions

The carrying value of these liabilities approximates fair value since these borrowings are generally short-term in nature.

NOTE 16 — SUPPLEMENTAL CASH FLOW INFORMATION

Income taxes (paid) received were ($102) million, ($356) million and $63 million during 2011, 2010 and 2009, respectively.

Total interest paid was $16 million during 2011 and $10 million during 2010 and 2009.

Non-cash transactions

There was a non-cash capital contribution transaction of $177 million in the form of the release of intercompany payables for the year ended December 31, 2011 from New York Life. There was a non-cash capital contribution transaction of $123 million in fixed maturity securities for the year ended December 31, 2009 from New York Life.

Other non-cash investing transactions were $7 million for the year ended December 31, 2011, primarily related to transfers between mortgage loans, real estate and other invested assets. Other non-cash investing transactions were $134 million for the year ended December 31, 2010, primarily related to transfers between other invested assets, fixed maturity securities and mortgage loans. Other non-cash investing transactions were $6 million for the year ended December 31, 2009 which was related to transfers between mortgage loans and real estate.

NOTE 17 — STATUTORY FINANCIAL INFORMATION

The NAIC Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the state of Delaware. Prescribed statutory accounting practices include state laws and regulations. Permitted statutory accounting practices encompass accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. The state of Delaware has adopted all prescribed accounting practices found in NAIC SAP. The Company has one permitted practice related to certain separate account assets that are valued at book value instead of market value.

A reconciliation of the Company’s statutory surplus at December 31, 2011 and 2010 between NAIC SAP and practices prescribed or permitted by the Department is shown below (in millions):

	2011	2010
Statutory Surplus, Delaware Basis	$5,794	$5,424
State prescribed or permitted practices:
Presenting Guaranteed and Variable Universal Life Separate Accounts at book value	314	124

Statutory Surplus, NAIC SAP	$6,108	$5,548

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Statutory net income for the years ended December 31, 2011, 2010 and 2009 was $294 million, $562 million and $225 million, respectively.

The Company is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of the Company’s surplus or one hundred percent of net gain from operations. The Company did not pay or declare a dividend to its sole shareholder, New York Life at December 31, 2011 or 2010. As of December 31, 2011, the amount of available and accumulated funds derived from earned surplus from which the Company can pay dividends is $1,641 million. The maximum amount of dividends that may be paid in 2012 without prior approval is $577 million.

NOTE 18 — SUBSEQUENT EVENTS

As of March 15, 2012, the date the financial statements were available to be issued, there have been no events occurring subsequent to the close of the Company’s books or accounts for the accompanying consolidated financial statements that would have a material effect on the financial condition of the Company.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of

New York Life Insurance and Annuity Corporation:

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income, of stockholder’s equity and of cash flow present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation and its subsidiaries (the “Company”) at December 31, 2011 and 2010, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As disclosed in Note 14 to the consolidated financial statements, the Company has significant transactions with New York Life Insurance Company and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

As described in Note 3 to the consolidated financial statements, the Company changed its method of accounting for other-than-temporary impairments of fixed maturity investments in 2009.

PricewaterhouseCoopers LLP

New York, New York

March 15, 2012

(NYLIAC) NI070

PART C. OTHER INFORMATION

ITEM 26. EXHIBITS

Board of Directors Resolution

(a)	Resolution of the Board of Directors of NYLIAC establishing the Separate Account — Previously filed as Exhibit 1.(1) to Registrant’s initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(1) to Registrant’s Post-Effective Amendment No. 4 on Form S-6 for NYLIAC Variable Universal Life Separate Account—I (File No. 033-64410), filed 4/25/97 and incorporated herein by reference.

(b)	Custodian Agreements. Not applicable.

(c)	Underwriting Contracts.

(c)(1)	Distribution Agreement between NYLIFE Securities Inc. and NYLIAC — Previously filed as Exhibit 1.(3)(a) to Post-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 002-86084), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1. (3)(a)(1) to Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410), filed 4/25/97 and incorporated herein by reference.

(c)(2)	Distribution Agreement between NYLIFE Distributors Inc. and NYLIAC — Previously filed as Exhibit (3)(b) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 4/18/96 and incorporated herein by reference.

(c)(3)	Distribution and Underwriting Agreement, dated April 27, 2006, between New York Life Insurance and Annuity Corporation and NYLIFE Distributors LLC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (c)(3) to Post-Effective Amendment No. 16 on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(d)	Contracts.

(d)(1)	Form of Policy for Lifetime Wealth Variable Universal Life Insurance Policy (No. 310-91) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(1) to Pre-Effective Amendment No. 1 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-166664), filed 10/28/10 and incorporated herein by reference.

(d)(2)	Pre-Approved Increase Rider (No. 310-660) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-166664), filed 10/28/10 and incorporated herein by reference.

(d)(3)	Monthly Deduction Waiver (MDW) Rider (No. 310-320) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(3) to Pre-Effective Amendment No. 1 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-166664), filed 10/28/10 and incorporated herein by reference.

(d)(4)	Living Benefits Rider (No. 929-495) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(5)(h) to Registrant’s Pre-Effective Amendment No. 1 on Form S-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.

(d)(5)	Insurance Exchange Rider (IER) (No. 310-471) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(d)(5) to Pre-Effective Amendment No. 1 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account—I (File No. 333-166664), filed 10/28/10 and incorporated herein by reference.

(d)(6)	Spouse’s Paid-Up Insurance Purchase Option (SPPO) Rider (No. 305-375) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(9) to the initial Registration Statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

(d)(7)	Guaranteed Minimum Death Benefit (GMDB) Rider (No. 308-296) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(11) to the initial Registration Statement on Form N-6, for NYLIAC Variable Universal Life Separate Account — I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

(d)(8)	Term Insurance on Other Covered Insured (OCI) Rider (No.308-340) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(13) to the initial Registration Statement on Form N-6, for NYLIAC Variable Universal Life Separate Account — I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

(d)(9)	Accidental Death Benefit (ADB) Rider (No. 829-200) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 5(a) to the Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.

(d)(10)	Overloan Protection Rider (OLP) (No. 308-940) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(10) to Pre-Effective Amendment No. 1 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-166664), filed 10/28/10 and incorporated herein by reference.

(d)(11)	Childern’s Insuance (CI) Rider (No. 793-345) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(18) to the initial Registration Statement on Form N-6, for NYLIAC Variable Universal Life Separate Account — I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

(d)(12)	Upromise Account Rider — (No. 303-800) Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(14) to Post-Effective Amendment No. 11 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 9/13/05 and incorporated herein by reference.

(d)(13)	Lifetime Extension Benefit Rider (No. 310-350) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(13) to Pre-Effective Amendment No. 1 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-166664), filed 10/28/10 and incorporated herein by reference.

(d)(14)	Guaranteed Minimum Accumulation Benefit (GMAB) Rider (No. 312-670) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(14) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-166664), filed 3/1/12 and incorportaed herein by reference.

(d)(15)	Waiver of Specified Premium (WSP) Rider (No. 312-321) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(15) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-166664), filed 3/1/12 and incorportaed herein by reference.

(d)(16)	Form of Policy for Flexible Premium Variable Universal Life Insurance (No. 310-91) — Filed herewith.

(e)	Applications.

(e)(1)	Form of application for a Policy (No. 204-500) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (e)(1) to the initial registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-156513), filed 12/30/08 and incorporated herein by reference.

(e)(2)	Form of application for a Policy (No. 209-500) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (e)(2) to the initial Registration Statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

(e)(3)	Form of Application for a Policy (No. 211-500) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (e)(4) to Post-Effective Amendment No. 5 to the Registration Statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-156513), filed 4/17/12 and incorporated harein by reference.

(f)	Depositor’s Certificate of Incorporation and By-Laws.

(f)(1)	Restated Certificate of Incorporation of NYLIAC — Previously filed as Exhibit (6)(a) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 002-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(6)(a) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(f)(2)	By-Laws of NYLIAC — Previously filed as Exhibit (6)(b) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 002-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(6)(b) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and filed 7/3/96 and incorporated herein by reference.

(f)(2)(a)	Amendments to By-Laws of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(6)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), filed 4/3/98 and incorporated herein by reference.

(g)	Reinsurance Contracts.

Not applicable.

(h)	Participation Agreements.

(h)(1)	Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) - Previously filed as Exhibit 1.(9) to Registrant’s Pre-Effective Amendment No. 1 on Form S-6, refiled as Exhibit 1.(9)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(2)	Participation Agreement between Janus Aspen Series and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(3) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(3)	Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(4) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(4)	Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and NYLIAC as amended, dated November 23, 2009 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 8(f) to Post-Effective Amendment No. 24 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/13/10 and incorporated herein by reference.

(h)(5)	Participation Agreement among The Alger American Fund, Fred Alger and Company, Incorporated and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617) filed 1/2/97, and incorporated herein by reference.

(h)(6)	Form of Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Associates, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(h) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/16/98 and incorporated herein by reference.

(h)(7)	Form of Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Associates Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(i) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/16/98 and incorporated herein by reference.

(h)(8)	Form of Fund Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(j) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/16/98 and incorporated herein by reference.

(h)(9)	Form of Fund Participation Agreement among American Century Variable Portfolios, Inc.; American Century Investment Management, Inc.; American Century Investment Services, Inc.; American Century Services Corporation; and NYLIAC — Previously filed in accordance with Regulation S-T, 19 CFR 232.102(e) as Exhibit 1.(9)(b)(12) to Post-Effective Amendment No. 3 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 4/10/02 and incorporated herein by reference.

(h)(10)	Form of Substitution Agreement among NYLIAC, MainStay Management LLC, and New York Life Investment Management LLC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(s) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(11)	Form of Fund Participation Agreement, dated June 5, 2007, among New York Life Insurance and Annuity Corporation, Lincoln Variable Insurance Products Trust, Lincoln Financial Distributors, Inc. and Lincoln Investment Advisors Corporation — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(28) to Post Effective Amendment No. 18 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 6/5/07 and incorporated herein by reference.

(h)(12)	Amendment dated 9/27/02 to Stock Sale Agreement dated 6/4/93 between NYLIAC and MainStay VP Series Fund, Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(n) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 4/9/03 and incorporated herein by reference.

(h)(13)	Participation Agreement among New York Life Insurance and Annuity Corporation, MainStay VP Series Fund, Inc., and New York Life Investment Management LLC dated 10/7/04 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(y) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(h)(14)	Form of Participation Agreement among Royce Capital Fund, Royce & Associates, LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(19) to Post-Effective Amendment No. 10 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 6/25/04 and incorporated herein by reference.

(h)(15)	Form of Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(22) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 9/15/05 and incorporated herein by reference.

(h)(16)	Form of Participation Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, AllianceBernstein L.P. and AllianceBernstein Investments, Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(26) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(h)(17)	Form of Participation Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, DWS Variable Series I, DWS Variable Series II, and DWS Investments VIT Funds, DWS Scudder Distributors, Inc. and Deutsche Investment Management Americas Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(27) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(h)(18)	Form of Participation Agreement among NYLIAC, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(17) to Post-Effective Amendment No. 9 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/14/04 and incorporated herein by reference.

(h)(19)	Form of Fund Participation Agreement, dated August 14, 2006, among New York Life Insurance and Annuity Corporation, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(25) to Post Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account -- I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(h)(20)	Form of Fund Participation Agreement among Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(q) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(21)	Form of Participation Agreement between Victory Variable Insurance Funds, BISYS Fund Services Limited Partnership, Victory Capital Management, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(o) to Post-Effective Amendment No. 16 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/5/04 and incorporated herein by reference.

(h)(22)	Form of Participation Agreement among Liberty Variable Investment Trust, Columbia Funds Distributor, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(a)(a) to Post-Effective Amendment No. 4 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — IV (File No. 333-106806), filed 10/25/04 and incorporated herein by reference.

(h)(23)	Fund Participation Agreement by and between The Merger Fund VL, Westchester Capital Management, LLC and New York Life Insurance and Annuity Corporation, dated as of 2/14/11 — Previously filed. in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(23) to Post-Effective Amendment No. 1 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-166664), filed 4/20/11 and incorporated herein by reference.

(h)(24)	Form of Fund Participation Agreement, dated March 25, 2011, and effective as of May 1, 2011, between BlackRock Variable Series Funds, Inc., BlackRock Investments, LLC, and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232,102(e) as Exhibit 8(b)(b) to Post-Effective Amendment No. 25 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (file No. 033-53342), filed 4/14/11 and incorporated herein by reference.

(h)(25)	Participation Agreement, by and among NYLIAC, DFA Investment Dimensions Group Inc., Dimensional Fund Advisors LP and DFA Securities LLC, dated as of 3/20/12 — Filed herewith.

(i)	Administrative Contracts.

(i)(1)	Service Agreement between Fred Alger Management, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (i) (1) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(2)	Administrative Services Agreement between Janus Capital Corporation and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(3) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(3)	Services Agreement between New York Life Investment Management LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(4) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(4)	Administrative Services Agreement between T. Rowe Price Associates, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(5) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(5)	Service Agreement between Fidelity Investments Institutional Operations Company, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(6) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(6)	Administrative Services Agreement between Massachusetts Financial Services Company and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(8) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(7)	Form of Administrative and Shareholder Services Letter of Agreement dated 1/16/98 between Van Eck Worldwide Insurance Trust and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(9) to Post- Effective Amendment No. 11 to the registration statement on Form N-4 for NYLIAC Variable Universal Life Separate Account- I (File No. 333-79309), filed 9/13/05 and incorporated herein by reference.

(i)(8)	Services Agreement between American Century Investment Services, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(7) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-1 (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(9)	Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC dated 1/1/05 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(i)(10)	Administrative Services Agreement by and between Royce & Associates, LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(u) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/12/05 and incorporated herein by reference.

(i)(11)	Form of Service Agreement by and between AIM Advisors, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(18) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 9/15/05 and incorporated herein by reference.

(i)(12)	Form of Administrative Services Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, AllianceBernstein L.P. and AllianceBernstein Investments, Inc. - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(23) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(i)(13)	Administrative Services Letter of Agreement, dated May 1, 2007, between Deutsche Investment Management Americas, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(14) to Pre-Effective Amendment No. 1 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 4/14/08 and incorporated herein by reference.

(i)(l4)	Administrative Service Agreement between Morgan Stanley & Co. Incorporated and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(15) to Pre-Effective Amendment No. 1 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-147707), filed on 4/14/08 and incorporated herein by reference.

(i)(15)	Services Agreement between PIMCO Variable Insurance Trust and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (i) (13) to Post-Effective Amendment No. 10 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 4/13/05 and incorporated herein by reference.

(i)(16)	Services Agreement between Pacific Investment Management Company LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(14) to Post-Effective Amendment No. 10 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 4/13/05 and incorporated herein by reference.

(i)(17)	Form of Service Agreement, dated May 1, 2007, between Delaware Distributors L.P. and New York Life Insurance and Annuity Corporation, — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(22) to Post Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(i)(18)	Administrative Services Agreement dated June 5, 2007 between Lincoln Investment Advisors Corporation and New York Life Insurance and Annuity Corporation — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i) (25) to Post-Effective Amendment No. 19 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 12/13/07 and incorporated herein by reference.

(i)(19)	Administrative Services Letter of Agreement between Columbia Funds Distributor, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (8) (t) to Post-Effective Amendment No. 18 to the Registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/12/05 and incorporated herein by reference.

(i)(20)	Form of Distribution and Administrative Services Agreement, Class S Shares, between Neuberger Berman Management, Inc. and NYLIAC -Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (8)(w) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(i)(21)	Form of Distribution and Service Agreement, Class A Shares between BISYS Fund Services Limited Partnership and NYLIFE Securities Inc. — Previously filed in accordance with Regulation S-T 17 CFR 232.102 (e) as Exhibit (8) (p) to Post-Effective Amendment No. 16 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/5/04 and incorporated herein by reference.

(i)(22)	Administrative Services Agreement by and among The Merger Fund VL, Westchester Capital Management, LLC and New York Life Insurance and Annuity Corporation, dated as of 2/14/11 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(22) to Post-Effective Amendment No. 1 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-166664), filed 4/20/11 and incorporated herein by reference.

(i)(23)	Form of Administrative Services Agreement, dated March 25, 2011, and effective as of May 1, 2011, between BlackRock Advisors, LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 8(a)(a) to Post-Effective Amendment No. 25 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/14/11 and incorporated herein by reference.

(i)(24)	Amended and Restated Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC, dated February 17, 2012 — Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (8)(c)(c) to Post-Effective Amendment No. 26 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/11/12 and incorporated herein by reference.

(j)	Other Material Contracts.

(j)(1)	Powers of attorney for Christopher Ashe, Director and Senior Vice President of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(1) to Post-Effective Amendment No. 2 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-166664), filed 10/19/11 and incorporated herein by reference.

(j)(2)	Powers of Attorney for Christopher O. Blunt, Director and Senior Vice President of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(2) to Post-Effective Amendment No. 2 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-166664), filed 10/19/11 and incorporated herein by reference.

(j)(3)	Powers of Attorney for Frank M. Boccio, Director and Executive Vice President of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(3) to Post-Effective Amendment No. 2 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-166664), filed 10/19/11 and incorporated herein by reference.

(j)(4)	Powers of Attorney for Stephen P. Fisher, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(4) to Post-Effective Amendment No. 2 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-166664), filed 10/19/11 and incorporated herein by reference.

(j)(5)	Powers of Attorney for John T. Fleurant, Director of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(5) to Post-Effective Amendment No. 2 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-166664), filed 10/19/11 and incorporated herein by reference.

(j)(6)	Powers of Attorney for Robert M. Gardner, First Vice President and Controller (Principal Accounting Officer) of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(6) to Post-Effective Amendment No. 2 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-166664), filed 10/19/11 and incorporated herein by reference.

(j)(7)	Powers of Attorney for Solomon Goldfinger, Director and Senior Vice President of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(7) to Post-Effective Amendment No. 2 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-166664), filed 10/19/11 and incorporated herein by reference.

(j)(8)	Powers of Attorney for Steven D. Lash, Director and Senior Vice President of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(8) to Post-Effective Amendment No. 2 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-166664), filed 10/19/11 and incorporated herein by reference.

(j)(9)	Powers of Attorney for Theodore A. Mathas, Chairman and President of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(9) to Post-Effective Amendment No. 2 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-166664), filed 10/19/11 and incorporated herein by reference.

(j)(10)	Powers of Attorney for Mark W. Pfaff, Director and Executive Vice President of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(10) to Post-Effective Amendment No. 2 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-166664), filed 10/19/11 and incorporated herein by reference.

(j)(11)	Powers of Attorney for Arthur H. Seter, Director and Senior Vice President of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(11) to Post-Effective Amendment No. 2 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-166664), filed 10/19/11 and incorporated herein by reference.

(j)(12)	Powers of Attorney for Michael E. Sproule, Director, Executive Vice president and Chief Financial Officer of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(12) to Post-Effective Amendment No. 2 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-166664), filed 10/19/11 and incorporated herein by reference.

(j)(13)	Powers of Attorney for Joel M. Steinberg, Director and Senior Vice President of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(13) to Post-Effective Amendment No. 2 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-166664), filed 10/19/11 and incorporated herein by reference.

(j)(14)	Powers of Attorney for Susan A. Thrope, Director of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(14) to Post-Effective Amendment No. 2 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-166664), filed 10/19/11 and incorporated herein by reference.

(j)(15)	Form of Intercompany Agreement between New York Life Insurance and Annuity Corporation and Eagle Strategies LLC, dated 4/1/11 - Previously filed in accordance with Regulations S-T, 17 CFR 232.102(e) as Exhibit (j)(15) to Post-Effective Amendment No. 1 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-166664), filed 4/20/11 and incorporated herein by referance.

(k)	Legal Opinion.

Opinion and consent of Thomas F. English, Esq. — Filed herewith.

(l)	Actuarial Opinion.

Opinion and consent of Kevin Healy, Associate Actuary — Filed herewith.

(m)	Calculation.

Sample Calculation of Illustrations — Filed herewith.

(n)	Other Opinions.

(n)(1)	Consent of PricewaterhouseCoopers LLP — Filed herewith.

(o)	Omitted Financial Statements.

Not applicable.

(p)	Initial Capital Agreements.

Not applicable.

(q)	Redeemability Exemption.

Memorandum Describing NYLIAC’s Issuance, Transfer and Redemption Procedures for Policy Pursuant to Rule 6e-3(T)(b)(12)(iii) — Filed herewith.

ITEM 27.	DIRECTORS AND OFFICERS OF THE DEPOSITOR

The principal business address of each director and officer of NYLIAC is 51 Madison Avenue, New York, NY 10010.

Name:	Title:
Theodore A. Mathas	Chairman and President
Christopher O. Blunt	Director, Executive Vice President
Frank M. Boccio	Director and Executive Vice President
Mark W. Pfaff	Director and Executive Vice President
Michael E. Sproule	Director, Executive Vice President and Chief Financial Officer
Christopher Ashe	Director and Senior Vice President
Stephen P. Fisher	Director and Senior Vice President
Solomon Goldfinger	Director, Senior Vice President and Senior Advisor
Steven D. Lash	Director and Senior Vice President
Arthur H. Seter	Director, Senior Vice President and Chief Investment Officer
Joel M. Steinberg	Director, Senior Vice President and Chief Actuary
John T. Fleurant	Director
Susan A. Thrope	Director
John Y. Kim	Executive Vice President – CEO and President of New York Life Investments
Joseph Bennett	Senior Vice President
Thomas F. English	Senior Vice President & Chief Legal Officer
Robert J. Hebron	Senior Vice President
Anthony Malloy	Senior Vice President
Barbara McInerney	Senior Vice President & Chief Compliance Officer
Gary J. Miller	Senior Vice President
Michael M. Oleske	Senior Vice President and Chief Tax Counsel
Paul T. Pasteris	Senior Vice President
Susan L. Paternoster	Senior Vice President
Gideon A. Pell	Senior Vice President
Edward Ramos	Senior Vice President
Dan C. Roberts	Senior Vice President
Gerard A. Rocchi	Senior Vice President
Mark W. Talgo	Senior Vice President
Stephen Abramo	First Vice President
Stephen A. Bloom	First Vice President and Chief Underwriter
Craig L. DeSanto	First Vice President and Actuary
Kathleen Donnelly	First Vice President
Robert M. Gardner	First Vice President and Controller
Minas C. Joannides	First Vice President and Chief Medical Director
Scott L. Lenz	First Vice President and Associate Tax Counsel
Marijo F. Murphy	First Vice President
Michael J. Oliviero	First Vice President – Tax
Linda M. Reimer	First Vice President and Associate Legal Officer
Angelo J. Scialabba	First Vice President
Thomas J. Troeller	First Vice President and Actuary
Richard J. Witterschein	First Vice President and Treasurer
Mitchell P. Ascione	Vice President
David Boyle	Vice President
Stephanie A. Frawley	Vice President
Matthew M. Grove	Vice President
Eric S. Hoffman	Vice President
Robert J. Hynes	Vice President
Steven M. Jacobsberg	Vice President
Michael P. Lackey	Vice President
Brian C. Loutrel	Vice President and Chief Privacy Officer
Catherine A. Marrion	Vice President and Secretary
Corey B. Multer	Vice President
Nicholas Pasyanos	Vice President and Actuary
Michelle D. Richter	Vice President
Janis C. Rubin	Vice President
Eric Sherman	Vice President and Actuary
Irwin Silber	Vice President and Actuary
George E. Silos	Vice President and Actuary
William Tate	Vice President
Teresa A. Turner	Vice President
John Vaccaro	Vice President
Robin M. Wagner	Vice President
Scott Weinstein	Vice President
Elaine Williams	Vice President
Matthew D. Wion	Vice President
Michael A. Yashnyk	Vice President

ITEM 28.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

The Depositor, NYLIAC, is a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). The Registrant is a segregated asset account of NYLIAC. The following chart indicates persons presumed to be controlled by New York Life(+), unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly, and ownership is 100% unless otherwise indicated.

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
Eclipse Funds Inc.(1)	Maryland
ICAP Funds Inc.	Maryland
Eclipse Funds(1)	Massachusetts
The MainStay Funds(1)	Massachusetts
MainStay VP Series Fund, Inc.(1)(2)	Maryland
MainStay Funds Trust	Delaware
MainStay Funds Trust	Delaware
New York Life Insurance and Annuity Corporation	Delaware
Pacific Square Investments LLC	Delaware
29 Park Investments No. 2 Limited	Cayman Islands
NYLIFE LLC	Delaware
Eagle Strategies LLC	Delaware

(1)	Registered investment company as to which New York Life and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. It is not a subsidiary of New York Life and is included for informational purposes only.
(2)	New York Life Investment Management LLC serves as investment adviser to this entity, the shares of which are held of record by separate accounts of NYLIAC. New York Life disclaims any beneficial ownership and control of this entity. New York Life and NYLIAC as depositors of said separate accounts have agreed to vote their shares as to matters covered in the proxy statement in accordance with voting instructions received from holders of variable annuity and variable life insurance policies at the shareholders meeting of this entity. It is not a subsidiary of New York Life, but is included here for informational purposes only.
(+)	By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-6.

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
(NYLIFE LLC subsidiaries cont.)
New York Life Capital Corporation	Delaware
NYL Management Limited	United Kingdom
NYLUK I Company	United Kingdom
NYLUK II Company	United Kingdom
Gresham Mortgage	United Kingdom
W Construction Company	United Kingdom
WUT	United Kingdom
WIM (AIM)	United Kingdom
New York Life Trust Company	New York
NYL Executive Benefits LLC	Delaware

Name	Jurisdiction of Organization	Percent of Voting Securities Owned

(NYLIFE LLC subsidiaries cont.)
NYLIFE Securities LLC	Delaware
NYLINK Insurance Agency	Delaware
Incorporated

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
New York Life Investment Management Holdings LLC	Delaware
NYLCAP Holdings	Mauritius
Jacob Ballas Capital India PVT. Ltd.	Mauritius	24.66%
NYLIM Service Company LLC	Delaware
NYL Workforce GP LLC	Delaware
Crossbeam Apartment Fund II-2011 GP, LLC	Delaware	20%
Crossbeam Apartment Fund II-2011, LP	Delaware
NYLCAP Manager LLC	Delaware
New York Life Capital Partners, LLC	Delaware
New York Life Capital Partners, L.P.	Delaware
New York Life Capital Partners II, LLC	Delaware
New York Life Capital Partners II, L.P.	Delaware
New York Life Capital Partners III GenPar GP, LLC	Delaware
New York Life Capital Partners III GenPar, LP	Delaware
New York Life Capital Partners III, LP	Delaware
NYLCAP III RBG Corp.	Delaware
New York Life Capital Partners III-A, LP	Delaware
NYLCAP III-A RBG Corp.	Delaware
New York Life Capital Partners IV GenPar GP, LLC	Delaware
New York Life Capital Partners IV GenPar, LP	Delaware
New York Life Capital Partners IV, LP	Delaware
New York Life Capital Partners IV-A, LP	Delaware
NYLCAP 2010 Co-Invest GenPar GP, LLC	Delaware
NYLCAP 2010 Co-Invest GenPar L.P.	Delaware
NYLCAP 2010 Co-Invest L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker Holdco A L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker A L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker Holdco B L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker B L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker Holdco C L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker C L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker Holdco D L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker D L.P.	Delaware
NYLIM Mezzanine GenPar GP, LLC	Delaware
NYLIM Mezzanine GenPar, LP	Delaware
New York Life Investment Management Mezzanine Partners, LP	Delaware
NYLIM Mezzanine Luxco S.a.r.l.	Luxembourg
NYLIM Mezzanine Partners Parallel Fund, LP	Delaware
NYLIM Mezzanine Partners II GenPar, GP, LLC	Delaware
NYLIM Mezzanine Partners II, AIV, L.P.	Delaware
NYLIM Mezzanine Partners II, AIV, Inc.	Delaware
NYLIM Mezzanine Offshore Partners II, LP	Cayman Islands
NYLIM Mezzanine Partners II, GenPar, LP	Delaware
New York Life Investment Management Mezzanine Partners II, LP	Delaware
NYLIM Mezzanine II Luxco S.a.r.l.	Luxembourg
NYLIM Mezzanine Partners II Parallel Fund, LP	Delaware
NYLIM Mezzanine II Parallel Luxco S.a.r.l.	Luxembourg
NYLIM Mezzanine Partners II AIV Splitter, LP	Delaware
NYLCAP Canada GenPar Inc.	Canada
NYLCAP Select Manager Canada Fund, LP	Canada
NYLCAP Canada II GenPar Inc.	Canada
NYLCAP Select Manager Canada Fund II, L.P.	Canada
NYLCAP India Funding LLC	Delaware
NYLIM-JB Asset Management Co., LLC	Mauritius	24.66%
New York Life Investment Management India Fund II, LLC	Mauritius
New York Life Investment Management India Fund (FVCI) II, LLC	Mauritius
NYLCAP Select Manager GenPar GP, LLC	Delaware
NYLCAP Select Manager GenPar, LP	Delaware
NYLCAP Select Manager Fund, LP	Delaware
NYLCAP Select Manager Cayman Fund, LP	Cayman Islands
NYLCAP Select Manager II GenPar GP, LLC	Delaware
NYLCAP Select Manager II GenPar, L.P.	Cayman Islands
NYLCAP Select Manager Fund II, L.P.	Cayman Islands
NYLCAP India Funding III LLC	Delaware
NYLIM Jacob Ballas Asset Management Co. III, LLC	Mauritius	24.66%
NYLIM Jacob Ballas India Fund III LLC	Mauritius
NYLIM Jacob Ballas Capital India (FVCI) III LLC	Mauritius
NYLIM Jacob Ballas India (FII) III LLC	Mauritius
NYLCAP Mezzanine Partners III GenPar GP, LLC	Delaware
NYLCAP Mezzanine Partners III GenPar, LP	Delaware	44.16%
NYLCAP Mezzanine Partners III-K Fund, LP	Delaware
NYLCAP Mezzanine Partners III-S, LP	Scotland
NYLCAP Mezzanine Partners III, LP	Delaware
NYLCAP Mezzanine III Luxco S.a.r.l.	Luxembourg
NYLCAP Mezzanine Partners III Parallel Fund, LP	Delaware
NYLCAP Mezzanine Offshore Partners III, L.P.	Cayman Islands
MacKay Shields LLC	Delaware
MacKay Shields Core Plus Opportunities Fund GP LLC	Delaware
MacKay Shields Core Plus Opportunities Fund LP	Delaware
MacKay Municipal Managers Opportunities GP LLC	Delaware
MacKay Municipal Opportunities Master Fund, L.P.	Delaware
MacKay Municipal Opportunities Fund, L.P.	Delaware
MacKay Municipal Managers Credit Opportunities GP LLC	Delaware
MacKay Municipal Credit Opportunities Master Fund, L.P.	Delaware
MacKay Municipal Credit Opportunities Fund, L.P.	Delaware
MacKay Municipal Short Term Opportunities Fund GP LLC	Delaware
MacKay Municipal Short Term Opportunities Fund LP	Delaware
MacKay Shields High Yield Active Core Fund GP LLC	Delaware
MacKay Shields High Yield Active Core Fund LP	Delaware
MacKay Shields Credit Strategy Fund Ltd.	Cayman Islands
MacKay Shields Defensive Bond Arbitrage Fund Ltd.	Bermuda	30.24%
MacKay Shields Core Plus Opportunities Fund Ltd.	Cayman Islands
MacKay Shields General Partner (L/S) LLC	Delaware
MacKay Shields Long/Short Fund LP	Delaware
MacKay Shields Long/Short Fund (Master) LP	Delaware
MacKay Shields Long/Short Fund (QP) LP	Delaware
MacKay Shields Long/Short Fund (Offshore) LP	Cayman Islands
MacKay Shields Credit Strategy Partners LP	Delaware
MacKay Shields Core Fixed Income Fund GP LLC	Delaware
MacKay Shields Core Fixed Income Fund LP	Delaware
NYLIFE Distributors LLC	Delaware
New York Life Investment Management LLC	Delaware
New York Life Investment Management (U.K.) Limited	United Kingdom
NYLIM Large Cap Enhanced Index Fund p.l.c.	Ireland
NYLIM Fund II GP, LLC	Delaware
NYLIM Real Estate Mezzanine Fund II, LP	Delaware
NYLIM-TND, LLC	Delaware
NYLIM-DCM, LLC	Delaware
NYLIM-MM, LLC	Delaware
DCM-N, LLC	Delaware	80%
DCM Warehouse Series A, LLC	Delaware
DCM Warehouse Series One, LLC	Delaware
Sixteen West Savannah, LLC	Indiana
Metropolis II Construction, LLC	Delaware
CLV Holding, LLC	Indiana
Streets Las Vegas, LLC	Arizona	90%
NYLIM Re Mezzanine Fund II Investment Corporation	Delaware
Albany Hills Holding, LLC	Delaware
Joplin Holding, LLC	Delaware
Joplin Properties LLC	Missouri	50%
NYLIM-JP LLC	Delaware
Jefferson at Maritime Holding, L.P.	Delaware
Jefferson at Maritime GP, LLC	Delaware
Jefferson at Maritime, L.P.	Delaware
NYLIM Repurchase Mezzanine Subsidiary LLC	Delaware
Kimball Woods LLC	Delaware	50%
NYLIM-GCR Fund I LLC	Delaware	50%
NYLIM-GCR Fund I 2002 L.P.	Delaware	50%
WFHG GP, LLC	Delaware	50%
Workforce Housing Fund I-2007 LP	Delaware
Madison Capital Funding LLC	Delaware
Home Acres Holdings LLC	Delaware	50%
Home Acres Building Supply Co. LLC	Michigan
MCF Co-Investment GP, LLC	Delaware
MCF Co-Investment GP, LP	Delaware
Madison Capital Funding Co-Investment Fund, LP	Delaware
MCF Fund I LLC	Delaware
MCF Capital Management LLC	Delaware
OFS Capital WM, LLC	Delaware
McMorgan & Company LLC	Delaware
Madison Square Investors LLC	Delaware
Madison Square Investors Asian Equity Market Neutral Master Fund Ltd.	Cayman Is.
Madison Square Investors Large-Cap Enhanced Index Fund GP, LLC	Delaware
Madison Square Investors Large-Cap Enhanced Index Fund L.P.	Delaware
Private Advisors L.L.C.	Delaware	60%
NYLIM Flatiron CLO 2003-1 Ltd.	Cayman Islands
NYLIM Flatiron CLO 2003-1 Equity Holdings LLC, Series A	Cayman Islands
NYLIM Flatiron CLO 2004-1 Ltd.	Cayman Islands
NYLIM Flatiron CLO 2004-1 Equity Holdings LLC, Series A	Cayman Islands
NYLIM Flatiron CLO 2005-1 Ltd.	Cayman Islands
NYLIM Flatiron CLO 2005-1 Equity Holdings LLC, Series A	Cayman Islands
NYLIM Flatiron CLO 2006-1 Ltd.	Cayman Islands
NYLIM Flatiron CLO 2006-1 Equity Holdings LLC, Series A	Cayman Islands
NYLIM Flatiron CLO 2007-1 Ltd.	Cayman Islands
NYLIM Flatiron CLO 2007-1 Equity Holdings LLC, Series A	Cayman Islands
Flatiron CLO 2011-1 Ltd.	Cayman Islands
Stratford CDO 2001-1 Ltd.	Cayman Islands
Silverado CLO 2006-II Limited	Cayman Islands
Silverado 2006-II Equity Holdings LLC, Series A	Cayman Islands
New York Life Investments International Limited	Ireland
NYLIFE Insurance Company of Arizona	Arizona
New York Life Enterprises, LLC	Delaware
New York Life Insurance Taiwan Corporation	Taiwan
NYL Cayman Holdings Ltd.	Cayman Islands
New York Life Worldwide Capital, LLC	Delaware
Fianzas Monterrey, S.A.	Mexico	99.95%
Operadora FMA, S.A. de C.V.	Mexico	99.99%
NYLIFE Thailand, Inc.	Delaware
PMCC Ltd.	Thailand	100%
New York Life International India Fund (Mauritius) LLC	Mauritius	92.97%
SEAF Sichuan SME Investment Fund LLC	Delaware	39.98%
New York Life Home Equity Income Solutions LLC	Delaware
NYLI-VB Asset Management Co. (Mauritius) LLC	Mauritius	90%
New York Life International Holdings Limited	Mauritius	95%
Max New York Life Insurance Limited	India	26%
Seguros Monterrey New York Life, S.A. de C.V.	Mexico	99.998%
Administradora de Conductos SMNYL, S.A. de C.V.	Mexico	99%
Agencias de Distribution SMNYL, S.A. de C.V.	Mexico	99%
Silver Spring, LLC	Delaware
Silver Spring Associates, L.P.	Pennsylvania
Biris Holdings LLC	Delaware
NYL Wind Investments LLC	Delaware
New York Life Short Term Fund	New York
29 Park Investments No. 1 Limited	Cayman Islands
SCP 2005-C21-002 LLC	Delaware
SCP 2005-C21-003 LLC	Delaware
SCP 2005-C21-006 LLC	Delaware
SCP 2005-C21-007 LLC	Delaware
SCP 2005-C21-008 LLC	Delaware
SCP 2005-C21-009 LLC	Delaware
SCP 2005-C21-017 LLC	Delaware
SCP 2005-C21-018 LLC	Delaware
SCP 2005-C21-021 LLC	Delaware
SCP 2005-C21-025 LLC	Delaware
SCP 2005-C21-031 LLC	Delaware
SCP 2005-C21-036 LLC	Delaware
SCP 2005-C21-041 LLC	Delaware
SCP 2005-C21-043 LLC	Delaware
SCP 2005-C21-044 LLC	Delaware
SCP 2005-C21-048 LLC	Delaware
SCP 2005-C21-061 LLC	Delaware
SCP 2005-C21-063 LLC	Delaware
SCP 2005-C21-067 LLC	Delaware
SCP 2005-C21-069 LLC	Delaware
SCP 2005-C21-070 LLC	Delaware
NYMH-Houston GP, LLC	Delaware
NYMH-Houston, L.P.	Texas
NYMH-Plano GP, LLC	Delaware
NYMH-Plano, L.P.	Texas
NYMH-Freeport GP, LLC	Delaware
NYMH-Freeport, L.P.	Texas
NYMH-Ennis GP, LLC	Delaware
NYMH-Ennis, L.P.	Texas
NYMH-San Antonio GP, LLC	Delaware
NYMH-San Antonio, L.P.	Texas
NYMH-Taylor GP, LLC	Delaware
NYMH-Taylor, L.P.	Texas
NYMH-Stephenville GP, LLC	Delaware
NYMH-Stephenville, L.P.	Texas
NYMH-Farmingdale, NY LLC	Delaware
NYMH-Attleboro MA, LLC	Delaware
NYLMDC-King of Prussia GP, LLC	Delaware
NYLMDC-King of Prussia Realty, LP	Delaware
NYLIFE Real Estate Holdings LLC	Delaware
Huntsville NYL LLC	Delaware
CC Acquisitions, LP	Delaware
NYL Midwest Apartments LLC	Delaware
REEP-IND Fridley MN LLC	Minnesota
REEP-IND Green Oaks IL LLC	Delaware
REEP-IND Kent LLC	Delaware
REEP-MF Enclave TX LLC	Delaware
REEP-MF Mira Loma II TX LLC	Delaware
REEP-MF Mount Vernon GA LLC	Delaware
REEP-MF Verde NC LLC	Delaware
REEP-MF Summitt Ridge CO LLC	Delaware
REEP-OF Centerpointe GA LLC	Delaware
REEP-RTL SASI NC LLC	Delaware
PTC Acquisitions, LLC	Delaware
Martingale Road LLC	Delaware	71.4693%
North Andrews Avenue LLC	Delaware
New York Life Funding	Cayman Islands
New York Life Global Funding	Delaware
Government Energy Investment Trust (GEST)	Delaware
UFI-NOR Federal Receivables	Delaware

ITEM 29.	INDEMNIFICATION

The Officers and Directors of NYLIAC are indemnified pursuant to Section 141(f) of the General Corporation Law of the State of Delaware and under Section 8.01 of the By-Laws of New York Life Insurance and Annuity Corporation, as adopted on November 3, 1980 and amended on April 6, 1988 and on May 13, 1997.

Section 8.01 of the NYLIAC By-Laws provide for indemnification as follows:

8.01 — LIMITATION OF LIABILITY: INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

(a) LIMITATION OF LIABILITY FOR DIRECTORS — No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the directors duty of loyalty of the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law of the State of Delaware is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended.

(b) INDEMNIFICATION AND ADVANCEMENT OF EXPENSES OF DIRECTORS AND OFFICERS — Except to the extent expressly prohibited by the General Corporation Law of the State of Delaware, the Corporation shall indemnify any director or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against judgments, fines, amounts paid in settlement and reasonable expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful.

Except to the extent expressly prohibited by the General Corporation Law of the State of Delaware, the Corporation shall indemnify any director or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against reasonable expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; provided, that, no indemnification shall be made in respect of any action, suit or proceeding as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action, suit or proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

The Corporation shall advance to or promptly reimburse upon request reasonable expenses (including attorneys’ fees) incurred by a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Section 8.01; provided, however, that such director or officer shall cooperate in good faith with any request by the Corporation that common counsel be utilized by the parties to an action or proceeding who are similarly situated unless to do so would be inappropriate due to actual or potential differing interests between or among such parties.

The indemnification of any person provided by this Section 8.01 shall continue after such person has ceased to be a director or officer of the Corporation and shall inure to the benefit of such person’s heirs, executors, administrators or legal representative.

The Corporation is authorized to enter into agreements with any of its directors, officers or employees extending rights to indemnification and advancement of expenses to any such person to the fullest extent permitted by applicable law, but the failure to enter into any such agreement shall not affect or limit the rights of any such person pursuant to this Section 8.01.

In case any provision in this Section 8.01 shall be determined at any time to be unenforceable in any respect, the other provisions hereof shall not in any way be affected or impaired thereby, and the affected provision shall be given the fullest possible enforcement in the circumstances, it being the intention of the Corporation to afford indemnification and advancement of expenses to its directors and officers, acting in such capacities or in the other capacities mentioned herein, to the fullest extent permitted by law.

(c) DETERMINATION OF INDEMNIFICATION

(i) DIRECTORS AND OFFICERS — Subject to the General Corporation Law of the State of Delaware, any indemnification of directors and officers shall be made by either (A) the Corporation’s Board of Directors or (B) the Corporation’s shareholders, upon a determination that such indemnification is proper in the circumstances.

(ii) EMPLOYEES AND AGENTS — Subject to the General Corporation of the State of Delaware, the Corporation may indemnify persons who are or were employees (other than officers of the Corporation), agents, or independent contractors of the Corporation upon the advice of the Corporation’s legal counsel and a determination by (A) the Corporation’s Board of Directors or (B) the Corporation’s shareholders, that such indemnification is proper in the circumstances.

ITEM 30.	PRINCIPAL UNDERWRITERS

(a) Other Activity. Investment companies (other than the Registrant) for which NYLIFE Distributors LLC is currently acting as underwriter: NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I

NYLIAC MFA Separate Account-I

NYLIAC MFA Separate Account-II

NYLIAC Variable Annuity Separate Account-I

NYLIAC Variable Annuity Separate Account-II

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

NYLIAC VLI Separate Account

Eclipse Funds

MainStay Funds

MainStay VP Series Fund

McMorgan Funds

NYLIM Institutional Funds

(b) Management.

The principal business address of each director and officer of NYLIFE Distributors LLC is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

Names of Directors and Officers	Positions and Offices with Unerwriter
Drew E. Lawton	Chairman and Chief Executive Officer
Stephen P. Fisher	President and Chief Operating Officer
Robert J. Hebron	Executive Vice President, AMN Executive Benefits and Retail Distribution
Michael J. Oliviero	First Vice President, Tax
David J. Castellani	Senior Managing Director, Retirement Plan Services
Barbara McInerney	Senior Managing Director, Compliance
Julia A. Warren	Senior Managing Director
Daniel A. Andriola	Managing Director and Chief Financial Officer
Mark A. Gomez	Managing Director and Chief Compliance Officer
Joseph J. Henehan	Managing Director, Retirement Plan Services
Marguerite E. H. Morrison	Managing Director and Secretary
Rebekah M. Mueller	Managing Director, Retirement Plan Services
Penny Nelson	Managing Director, Operations
Mark. S. Niziak	Managing Director, Retirement Plan Services
John J. O’Gara	Managing Director, Life Distribution, Retirement Income Security
Linda M. Howard	Director, Compliance and Anti-Money Laundering Officer
Paula Taylor	Director, Retirement Plan Services
John Vacarro	Director, Compliance
Mary Ann Aull	Vice President-Financial Operations and Treasurer
Rafaela Herrera	Vice President, Compliance

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(c) Compensation from the Registrant.

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions	Other Compensation
NYLIFE Distributors LLC	-0-	-0-	-0-	-0-

ITEM 31.	LOCATION OF ACCOUNTS AND RECORDS.

All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by NYLIAC at its home office, 51 Madison Avenue, Room 0150, New York, New York 10010; New York Life — Records Division, 110 Cokesbury Road, Lebanon, New Jersey 08833 and with Iron Mountain Records Management, Inc. at both 8 Neptune Drive, Poughkeepsie, New York 12601 and Route 9W South, Port Ewen, New York 12466-0477.

ITEM 32.	MANAGEMENT SERVICES.

Not applicable.

ITEM 33.	FEE REPRESENTATION.

New York Life Insurance and Annuity Corporation (“NYLIAC”), the sponsoring insurance company of the NYLIAC Variable Universal Life Separate Account-I, hereby represents that the fees and charges deducted under the New York Life Lifetime Wealth Variable Universal Life Insurance Policy are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.

12

SIGNATURES

Pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York on this 26th day of April, 2012.

NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I (Registrant)

By:	/s/ Craig L. DeSanto
Craig L. DeSanto
First Vice President and Actuary

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (Depositor)

By:	/s/ Craig L. DeSanto
Craig L. DeSanto
First Vice President and Actuary

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Christopher Ashe*	Director
Christopher O. Blunt*	Director
Frank M. Boccio*	Director
Stephen P. Fisher*	Director
John T. Fleurant*	Director
Robert M. Gardner*	First Vice President and Controller (Principal Accounting Officer)
Solomon Goldfinger*	Director
Steven D. Lash*	Director
Theodore A. Mathas*	Chairman and President (Principal Executive Officer)
Mark W. Pfaff*	Director
Arthur H. Seter*	Director
Michael E. Sproule*	Director and Chief Financial Officer
Joel M. Steinberg*	Director
Susan A. Thrope*	Director

By:	/s/ Craig L. DeSanto
Craig L. DeSanto
Attorney-in-Fact April 26, 2012

*	Pursuant to Powers of Attorney previously filed.

EXHIBIT INDEX

Exhibit Number	Description

(d)(16)	Form of Policy for Flexible Premium Variable Universal Life Insurance (No. 310-91)

(h)(25)	Participation Agreement, by and among NYLIAC, DFA Investment Dimensions Group Inc., Dimensional Fund Advisors LP and DFA Securities LLC

(k)	Opinion and Consent of Thomas F. English, Esq.

(l)	Opinion and Consent of Kevin Healy, Associate Actuary.

(m)	Sample Calculation of Illustrations

(n)	Consent of PricewaterhouseCoopers LLC

(q)	Memorandum Describing NYLIAC’s Issuance, Transfer and Redemption Procedures for Policy Pursuant to 6e-3(T)(b)(12)(iii)